As filed with the Securities and Exchange Commission on August 25, 2020

Securities Act File No. 333-123257
Investment Company Act File No. 811-10325

United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 2,674	☒
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 2,678	☒

VANECK VECTORS ETF TRUST
(Exact Name of Registrant as Specified in its Charter)

666 Third Avenue, 9th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 293-2000
Registrant’s Telephone Number
Jonathan R. Simon, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
666 Third Avenue, 9th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Allison M. Fumai, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

Immediately upon filing pursuant to paragraph (b)
X	On September 1, 2020 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
On [date] pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
On [date] pursuant to paragraph (a)(2) of rule 485

PROSPECTUS
September 1, 2020
VANECK VECTORS®
BDC Income ETF BIZD
Emerging Markets Aggregate Bond ETF EMAG®
Emerging Markets High Yield Bond ETF HYEM®
Fallen Angel High Yield Bond ETF ANGL®
Green Bond ETF GRNB®
International High Yield Bond ETF IHY®
Investment Grade Floating Rate ETF FLTR®
J.P. Morgan EM Local Currency Bond ETF EMLC®
Mortgage REIT Income ETF MORT®
Preferred Securities ex Financials ETF PFXF®

Principal U.S. Listing Exchange for BIZD, EMAG, HYEM, GRNB, IHY, FLTR, EMLC, MORT, PFXF: NYSE Arca, Inc. Principal U.S. Listing Exchange for ANGL: The NASDAQ Stock Market LLC.
The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333 vaneck.com

VANECK VECTORS® BDC INCOME ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors® BDC Income ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Business Development Companies Index (the “BDC Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.08%
Acquired Fund Fees and Expenses(a)	9.83%
Total Annual Fund Operating Expenses(b)	10.31%
Fee Waivers and Expense Reimbursement(b)	-0.07%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(b)	10.24%

(a)“Acquired fund fees and expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including business development companies (“BDCs”). Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.
(b) Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at le a st September 1, 2021 . During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$997
3	$2,849
5	$4,509
10	$7,947

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

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VANECK VECTORS® BDC INCOME ETF (continued)
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The BDC Index is comprised of BDCs. To be eligible for the BDC Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the Securities and Exchange Commission (the “SEC”) and have elected to be regulated as a BDC under the Investment Company Act of 1940, as amended (the “1940 Act”). BDCs are vehicles whose principal business is to invest in, lend capital to or provide services to privately-held U.S. companies or thinly traded U.S. public companies. Small- and medium-capitalization BDCs are eligible for inclusion in the BDC Index. As of June 30, 2020 , the BDC Index included 26 securities of companies with a market capitalization range of between approximately $ 182 million to $ 6.1 billion and a weighted average market capitalization of $ 2. 1 billion . This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The 1940 Act places limits on the percentage of the total outstanding stock of a BDC that may be owned by the Fund; however, exemptive relief from the SEC applicable to the Fund permits it to invest in BDCs in excess of this limitation if certain conditions are met (the “Exemptive Relief”).
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the BDC Index by investing in a portfolio of securities that generally replicates the BDC Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the BDC Index and does not take temporary defensive positions that are inconsisten t with its investment objecti ve of seeking to replicate the BDC Index.
The Fund will concentrate its investments in a particular industry or group of industries to the extent that the BDC Index concentrates in an industry or group of industries. As of April 30, 2020 , the Fund was concentrated in the financials sector.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in BDCs. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While the BDCs that comprise the BDC Index are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.
The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are potentially higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities.
Certain BDCs may also be difficult to value since many of the assets of BDCs do not have readily ascertainable market values. Therefore, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies, which may potentially result in material differences between a BDC’s net asset value (“NAV”) per share and its market value.

2

Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 150% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.
To comply with provisions of the 1940 Act and the Exemptive Relief, the Adviser may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC.
To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the BDCs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which the Fund invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment.
Risk of Investment Restrictions. The Fund is subject to the conditions set forth in the Exemptive Relief and certain additional provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one BDC. The Fund and its affiliates may not acquire “control” of a BDC, which is presumed once ownership of a BDC’s outstanding voting securities exceeds 25%. This limitation could inhibit the Fund’s ability to purchase one or more BDCs in the BDC Index in the proportions represented in the BDC Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the BDC Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the BDC Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the BDC Index, which are not factored into the return of the BDC Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market

3

VANECK VECTORS® BDC INCOME ETF (continued)
disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the BDC Index. Errors in the BDC Index data, the BD C Index computations and/or the construction of the BDC Index i n accordance with its methodology may occur from time to time and may not be identified and corrected by the BD C Index p rovider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the BDC Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the BDC Index provider's errors will be borne by the Fund and its shareholders. When the BDC Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the BDC Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the BDC Index provider or its agents may carry out additional ad hoc rebalances to the BDC Index. Therefore, errors and additional ad hoc rebalances carried out by the BDC Index provider or its agents to the BDC Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the BDC Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the BDC Index is based on securities’ closing prices ( i.e. , the value of the BDC Index is not based on fair value prices), the Fund’s ability to track the BDC Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the BDC Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the BDC Index. Changes to the composition of the BDC Index in connection with a rebalancing or reconstitution of the BDC Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the BDC Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the BDC Index provider to postpone a scheduled rebalance or reconstitution, which could cause the BDC Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium

4

or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Issuer-Specific Changes Risk. The value of individual securities or particular types of securities can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the BDC Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total annual return as of June 30, 2020 was -23. 13% .

Best Quarter:	18.01%	1Q '19
Worst Quarter:	-14.72%	4Q '18
Average Annual Total Returns for the Periods Ended December 31, 2019
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

5

VANECK VECTORS® BDC INCOME ETF (continued)

	Past One Year	Past Five Years	Since Inception (2/11/2013)
VanEck Vectors BDC Income ETF (return before taxes)	29.53%	7.84%	5.67%
VanEck Vectors BDC Income ETF (return after taxes on distributions)	24.47%	3.88%	2.14%
VanEck Vectors BDC Income ETF (return after taxes on distributions and sale of Fund Shares)	17.22%	4.16%	2.67%
MVIS US Business Development Companies Index (reflects no deduction for fees, expenses or taxes)	28.98%	7.86%	6.14%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.93%
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	February 2013
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

6

VANECK VECTORS® EMERGING MARKETS AGGREGATE BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors® Emerging Markets Aggregate Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of MVIS® EM Aggregate Bond Index (the “EM Aggregate Bond Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	1.14%
Total Annual Fund Operating Expenses(a)	1.49%
Fee Waivers and Expense Reimbursement(a)	-1.14%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(a)	0.35%

(a) Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least September 1, 2021 . During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$36
3	$359
5	$705
10	$1,682

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The EM Aggregate Bond Index is comprised of emerging market sovereign bonds and corporate bonds denominated in U.S. dollars, euros or local emerging market currencies. As of June 30, 20 20 , emerging market countries represented in the EM Aggregate Bond Index include EM Aggregate Bond Index include Angola, Argentina, Azerbaijan, Bahrain, Bangladesh, Barbados, Belarus, Belize,

7

VANECK VECTORS® EMERGING MARKETS AGGREGATE BOND ETF (continued)
Bolivia, Bosnia and Herzegovina, Bulgaria, Brazil, Chile, China, Colombia, Costa Rica, Côte d’Ivoire, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Guatemala, Honduras, Hong Kong, Hungary, India, Indonesia, Iraq, Israel, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Latvia, Lebanon, Lithuania, Malawi, Malaysia, Mexico, Mongolia, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Senegal, Serbia, South Africa, Sri Lanka, Tanzania, Thailand, Tunisia, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia . These countries are subject to change. The EM Aggregate Bond Index includes both investment grade and below investment grade rated securities. As of June 30, 20 20 , the EM Aggregate Bond Index included approximately 3,271 bonds of 1,041 issuers and the weighted average maturity of the EM Aggregate Bond Index was 9.89 years. The Fund’s 80% investment policy is non- fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the EM Aggregate Bond Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the EM Aggregate Bond Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the EM Aggregate Bond Index. Because of the practical difficulties and expense of purchasing all of the securities in the EM Aggregate Bond Index, the Fund does not purchase all of the securities in the EM Aggregate Bond Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the EM Aggregate Bond Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the EM Aggregate Bond Index.
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the EM Aggregate Bond Index concentrates in an industry or group of industries. As of April 30, 2020 , the Fund was concentrated in the government sector , and each of the energy and finan c ials sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. The frequency, availability and quality of financial information about investments in emerging markets varies. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited, and the Fund's passive investment approach does not take account of these risks. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Special Risk Considerations of Investing in European Issuers. Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securitie s markets. The Economic and Monetary Union (" EMU ") of the European Union ( " EU ") requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe.

8

Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU. A transition phase has commenced and is scheduled to conclude on December 31, 2020. During the transition phase, the UK effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and the global markets.
Special Risk Considerations of Investing in Asian Issuers. Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.
Special Risk Considerations of Investing in Latin American Issuers. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in the U.S. securities markets. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many Latin American countries has lessened, there is no guarantee it will remain at lower levels.
The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption in securities markets in the region.
The economies of Latin American countries are generally considered emerging markets and can be significantly affected by currency devaluations. Certain Latin American countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.
Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and a rescheduling of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Special Risk Considerations of Investing in Mexican Issue r s . Investments in securities of Mexican issuers , including issuers located outside of Mexico that generate significant revenue from Mexico, involve risks and special considerations not typically associated with investments in the U.S. securities markets. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates. In addition, the Mexican economy may be significantly affected by the economies of other Central and South American countries. High interest, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region, including Mexico. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility that adversely affects the Fund’s investments in securities issues by Mexican issuers.

9

VANECK VECTORS® EMERGING MARKETS AGGREGATE BOND ETF (continued)

Risk of Investing in the Energy Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The price of oil, natural gas and other fossil fuels may decline and/or experience significant volatility, which could adversely impact companies operating in the energy sector.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities, and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the EM Aggregate Bond Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Sovereign Bond Risk. Investments in sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/

10

or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of sovereign bonds.
Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently incur brokerage costs and/or recognize gains or losses on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the EM Aggregate Bond Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the EM Aggregate Bond Index. Conversely, a positive development relating to an issuer of securities in the EM Aggregate Bond Index that is not held by the Fund could cause the Fund to underperform the EM Aggregate Bond Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the EM Aggregate Bond Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the EM Aggregate Bond Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the EM Aggregate Bond Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the EM Aggregate Bond Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the EM Aggregate Bond Index. Errors in the EM Aggregate Bond Index data, the EM Aggregate Bond Index computations and/or the construction of the EM Aggregate Bond Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the EM Aggregate Bond Index p rovider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the EM Aggregate Bond Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the EM Aggregate Bond Index provider's errors will be borne by the Fund and its shareholders. When the EM Aggregate Bond Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the EM Aggregate Bond Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. Apart from scheduled rebalances, the EM Aggregate Bond Index provider or its agents may not by fully invest ed at times eith er as a re sult of cash flows in to the Fund . Therefore, errors and additional ad hoc rebalances carried out by the EM Aggregate Bond Index provider or its agents to the EM Aggregate Bond Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the EM Aggregate Bond Index as would be the case if the Fund purchased all of the securities in the EM Aggregate Bond Index, or invested in them in the exact proportions in which they are represented in the EM Aggregate Bond Index. The Fund’s performance may also deviate from the return of the EM Aggregate Bond Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the EM Aggregate Bond Index is based on securities’ closing prices on local foreign markets ( i.e. , the value of the EM

11

VANECK VECTORS® EMERGING MARKETS AGGREGATE BOND ETF (continued)
Aggregate Bond Index is not based on fair value prices), the Fund’s ability to track the EM Aggregate Bond Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the EM Aggregate Bond Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the EM Aggregate Bond Index. Changes to the composition of the EM Aggregate Bond Index in connection with a rebalancing or reconstitution of the EM Aggregate Bond Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the EM Aggregate Bond Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the EM Aggregate Bond Index provider to postpone a scheduled rebalance or reconstitution, which could cause the EM Aggregate Index to vary from its normal or expected composition . Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the EM Aggregate Bond Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

12

PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. Prior to December 10, 2013, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of an index called the BofA Merrill Lynch Broad Latin America Bond Index (the “Prior Index”). Therefore, performance information prior to December 10, 2013 reflects the performance of the Fund while seeking to track the Prior Index . All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total annual return as of June 30, 2020 was -3.04% .

Best Quarter:	7.04%	1Q '12
Worst Quarter:	-6.98%	2Q '13
Average Annual Total Returns for the Periods Ended December 31, 2019
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

13

VANECK VECTORS® EMERGING MARKETS AGGREGATE BOND ETF (continued)

	Past One Year	Past Five Years	Since Inception (5/11/2011)
VanEck Vectors Emerging Markets Aggregate Bond ETF (return before taxes)	12.83%	4.21%	3.01%
VanEck Vectors Emerging Markets Aggregate Bond ETF (return after taxes on distributions)	11.28%	3.06%	1.70%
VanEck Vectors Emerging Markets Aggregate Bond ETF (return after taxes on distributions and sale of Fund shares)	7.57%	2.72%	1.74%
MVIS EM Aggregate Bond Index* (reflects no deduction for fees, expenses or taxes)	14.66%	5.17%	4.30%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.31%
* Prior to December 10, 2013, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Index. Therefore, performance information prior to December 10, 2013 reflects the performance of the Fund while seeking to track the Prior Index. Prior to December 10, 2013, index data reflects that of the Prior Index . From December 10, 2013, the index data reflects that of the EM Aggregate Bond Index.
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.
PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	September 2012

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

14

VANECK VECTORS® EMERGING MARKETS HIGH YIELD BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors® Emerging Markets High Yield Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index (the “Emerging Markets High Yield Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.07%
Total Annual Fund Operating Expenses(a)	0.47%
Fee Waivers and Expense Reimbursement(a)	-0.07%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(a)	0.40%

(a) Van Eck Associates Corporation (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2021 . During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$41
3	$144
5	$256
10	$585

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Emerging Markets High Yield Index is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging market issuers that

15

VANECK VECTORS® EMERGING MARKETS HIGH YIELD BOND ETF (continued)
have a below investment grade rating and that are issued in the major domestic and Eurobond markets. In order to qualify for inclusion in the Emerging Markets High Yield Index, an issuer must have risk exposure to countries other than members of the FX Group of Ten, all Western European countries and territories of the United States and Western European countries. The FX Group of Ten includes all Euro members, Australia, Canada, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom (“UK”) and the United States. As of June 30, 20 20 , the Emerging Markets High Yield Index included 791 below investment grade bonds of 419 issuers and the weighted average maturity of the Emerging Markets High Yield Index was 5. 3 years. As of the same date, approximately 91 % of the Emerging Markets High Yield Index was comprised of Rule 144A securities. Such bonds may include quasi-sovereign bonds. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Emerging Markets High Yield Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Emerging Markets High Yield Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Emerging Markets High Yield Index . Because of the practical difficulties and expense of purchasing all of the securities in the Emerging Markets High Yield Index, the Fund does not purchase all of the securities in the Emerging Markets High Yield Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Emerging Markets High Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Emerging Markets High Yield Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Emerging Markets High Yield Index concentrates in an industry or group of industries. As of April 30, 2020 , the Fund was concentrated in the financials sector, and each of the basic materials and energy sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities, and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Emerging Markets High Yield Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Special Risk Considerations of Investing in European Issuers. Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Economic and Monetary Union (" EMU ") of the European Union (" EU ") requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU. A transition phase has commenced and is scheduled to conclude on December 31, 2020. During the transition phase, the UK effectively remains in the EU from an

16

economic perspective but no longer has any political representation in the EU parliament. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and the global markets.
Special Risk Considerations of Investing in Asian Issuers. Investments in securities of Asian issuers involve risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.
Special Risk Considerations of Investing in Latin American Issuers. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in the U.S. securities markets. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many Latin American countries has lessened, there is no guarantee it will remain at lower levels.
The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption in securities markets in the region.
The economies of Latin American countries are generally considered emerging markets and can be significantly affected by currency devaluations. Certain Latin American countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.
Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and a rescheduling of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Special Risk Considerations of Investing in Chinese Issuers. Investments in securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China, involve certain risks and considerations not typically associated with investments in the U.S. securities markets. These risks include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political

17

VANECK VECTORS® EMERGING MARKETS HIGH YIELD BOND ETF (continued)
instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. The frequency, availability and quality of financial information about investments in emerging markets varies. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited, and the Fund's passive investment approach does not take account of these risks. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Risk of Investing in the Basic Materials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Risk of Investing in the Energy Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Oil prices are

18

subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The price of oil, natural gas and other fossil fuels may decline and/or experience significant volatility, which could adversely impact companies operating in the energy sector.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Emerging Markets High Yield Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Emerging Markets High Yield Index. Conversely, a positive development relating to an issuer of securities in the Emerging Markets High Yield Index that is not held by the Fund could cause the Fund to underperform the Emerging Markets High Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Emerging Markets High Yield Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Emerging Markets High Yield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Emerging Markets High Yield Index, which are not factored into the return of the Emerging Markets High Yield Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Emerging Markets High Yield Index. Errors in the Emerging Markets High Yield Index data, the Emerging Markets High Yield Index computations and/or the construction of the Emerging Markets High Yield Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Emerging Markets High Yield Index p rovider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Emerging Markets High Yield Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Emerging Markets High Yield Index provider's errors will be borne by the Fund and its shareholders. When the Emerging Markets High Yield Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Emerging Markets High Yield Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Emerging Markets High Yield Index provider or its agents may carry out additional ad hoc rebalances to the Emerging Markets High Yield Index. Therefore, errors and additional ad hoc rebalances carried out by the Emerging Markets High Yield Index provider or its agents to the Emerging Markets High Yield Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Emerging Markets High Yield Index as would be the case if the Fund

19

VANECK VECTORS® EMERGING MARKETS HIGH YIELD BOND ETF (continued)
purchased all of the securities in the Emerging Markets High Yield Index, or invested in them in the exact proportions in which they are represented in the Emerging Markets High Yield Index. The Fund’s performance may also deviate from the return of the Emerging Markets High Yield Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Emerging Markets High Yield Index is based on securities’ closing prices on local foreign markets ( i.e. , the value of the Emerging Markets High Yield Index is not based on fair value prices), the Fund’s ability to track the Emerging Markets High Yield Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Emerging Markets High Yield Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Emerging Markets High Yield Index. Changes to the composition of the Emerging Markets High Yield Index in connection with a rebalancing or reconstitution of the Emerging Markets High Yield Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Emerging Markets High Yield Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Emerging Markets High Yield Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Emerging Markets High Yield Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Emerging Markets High Yield Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the

20

Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. Prior to May 13, 2015, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of an index called the BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index (the “Prior Index”). Therefore, performance information prior to May 13, 2015 reflects the performance of the Fund while seeking to track the Prior Index . All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total annual return as of June 30, 2020 was -2.44% .

Best Quarter:	5.93%	1Q '19
Worst Quarter:	-7.19%	4Q '14
Average Annual Total Returns for the Periods Ended December 31, 201 9
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

21

VANECK VECTORS® EMERGING MARKETS HIGH YIELD BOND ETF (continued)

	Past One Year	Past Five Years*	Since Inception (5/8/2012)*
VanEck Vectors Emerging Markets High Yield Bond ETF (return before taxes)	12.29%	6.77%	5.49%
VanEck Vectors Emerging Markets High Yield Bond ETF (return after taxes on distributions)	9.47%	3.98%	2.82%
VanEck Vectors Emerging Markets High Yield Bond ETF (return after taxes on distributions and sale of Fund Shares)	7.20%	3.91%	2.98%
ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index* (reflects no deduction for fees, expenses or taxes)	12.98%	7.53%	6.22%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	2.80%
* Prior to May 13, 2015, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Index. Therefore, performance information prior to May 13, 2015 reflects the performance of the Fund while seeking to track the Prior Index. Prior to May 13, 2015, index data reflects that of the Prior Index . From May 13, 2015, the index data reflects that of the Emerging Markets High Yield Index.

See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	September 2012

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

22

VANECK VECTORS® FALLEN ANGEL HIGH YIELD BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors® Fallen Angel High Yield Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of ICE US Fallen Angel High Yield 10% Constrained Index (the “Fallen Angel Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.03%
Total Annual Fund Operating Expenses(a)	0.43%
Fee Waivers and Expense Reimbursement(a)	-0.08%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(a)	0.35%

(a) Van Eck Associates Corporation (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least September 1, 2021 . During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$36
3	$130
5	$233
10	$534

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fallen Angel Index is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance. Qualifying securities must be issued in the U.S. domestic market and have a below investment grade rating.

23

VANECK VECTORS® FALLEN ANGEL HIGH YIELD BOND ETF (continued)
Defaulted securities are removed from the Fallen Angel Index at the end of the month in which they default. The Fallen Angel Index is comprised of bonds issued by both U.S. and non-U.S. issuers. The country of risk of qualifying issuers must be a member of the FX Group of Ten, a Western European nation, or a territory of the United States or a Western European nation. The FX Group of Ten includes all Euro members, Australia, Canada, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom and the United States. As of June 30 , 2020, the Fallen Angel Index included 330 below investment grade bonds of 102 issuers and approximately 12 % of the Fallen Angel Index was comprised of Rule 144A securities. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Fallen Angel Index by investing in a portfolio of securities that generally replicates the Fallen Angel Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Fallen Angel Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Fallen Angel Index.

The Fund may become "non-diversified" as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fallen Angel Index. This means that the Fund may invest a greater percentage of its assets in a limited number of issuers than would be the case if the Fund were always managed as a diversified management investment company. The Fund intends to be diversified in approximately the same proportion as the Fallen Angel Index. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Fallen Angel Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Fallen Angel Index concentrates in an industry or group of industries. As of April 30, 2020 , the Fund was concentrated in the energy sector, and each of the communications, consumer sta ples and consumer discretionary sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities, and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Fallen Angel Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.

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Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Risk of Investing in the Consumer Staples Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.
Risk of Investing in the Consumer Discretionary Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Risk of Investing in the Energy Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. A downturn in the energy sector of the economy, adverse

25

VANECK VECTORS® FALLEN ANGEL HIGH YIELD BOND ETF (continued)
political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The price of oil, natural gas and other fossil fuels may decline and/or experience significant volatility, which could adversely impact companies operating in the energy sector.
Risk of Investing in the Communications Sector. The Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the communications sector. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of communications products and services due to technological advancement.
Index Tracking Risk. The Fund’s return may not match the return of the Fallen Angel Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Fallen Angel Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Fallen Angel Index, which are not factored into the return of the Fallen Angel Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Fallen Angel Index. Errors in the Fallen Angel Index data, the Fallen Angel Index computations and/or the construction of the Fallen Angel Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Fallen Angel Index p rovider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Fallen Angel Index provider's errors will be kept by the Fund and its shareholders and any losses or c osts resulting from the Fallen Angel Index provider's errors will be borne by the Fund and its shareholders. When the Fallen Angel Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Fallen Angel Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Fallen Angel Index provider or its agents may carry out additional ad hoc rebalances to the Fallen Angel Index. Therefore, errors and additional ad hoc rebalances carried out by the Fallen Angel Index provider or its agents to the Fallen Angel Index may increase the costs to and the tracking error risk of the Fund . The Fund’s performance may also deviate from the return of the Fallen Angel Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Fallen Angel Index is based on securities’ closing prices on local foreign markets ( i.e. , the value of the Fallen Angel Index is not based on fair value prices), the Fund’s ability to track the Fallen Angel Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Fallen Angel Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Fallen Angel Index. Changes to the composition of the Fallen Angel Index in connection with a rebalancing or reconstitution of the Fallen Angel Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Fallen Angel Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble.

26

Additionally, unusual market conditions may cause the Fallen Angel Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Fallen Angel Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversification Risk. The Fund may become classified as non-diversified under the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fallen Angel Index. If the Fund becomes non-diversified, it may invest a greater portion of its assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Fallen Angel Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s former benchmark index and a broad measure of market performance. Prior to February 28, 2020, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE BofA US Fallen Angel High Yield Index (the "Prior Index"). Therefore, performance information prior to February 28, 2020 reflects the performance of the Fund while seeking to track the Prior Index. As a result, the Fund’s future performance may differ substantially from the performance information shown below. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

27

VANECK VECTORS® FALLEN ANGEL HIGH YIELD BOND ETF (continued)
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2020 was - 0.97% .

Best Quarter:	8.86%	2Q '16
Worst Quarter:	-6.32%	4Q '18
Average Annual Total Returns for the Periods Ended December 31, 201 9
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (4/10/2012)
VanEck Vectors Fallen Angel High Yield Bond ETF (return before taxes)	16.62%	8.13%	8.31%
VanEck Vectors Fallen Angel High Yield Bond ETF (return after taxes on distributions)	14.06%	5.58%	5.76%
VanEck Vectors Fallen Angel High Yield Bond ETF (return after taxes on distributions and sale of Fund Shares)	9.75%	5.11%	5.31%
ICE US Fallen Angel High Yield 10% Constrained Index* (reflects no deduction for fees, expenses or taxes)	17.33%	8.50%	9.43%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	2.86%
* Prior to February 28, 2020, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Index. Therefore, the performance information included in this table reflects the performance of the Fund while seeking to track the Prior Index. Additionally, the index data included in this table reflects that of the Prior Index. From February 28, 2020, the index data will reflect that of the Fallen Angel Index.
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.

28

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	April 2012

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

29

VANECK VECTORS® GREEN BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors® Green Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the S&P Green Bond U.S. Dollar Select Index (the “Green Bond Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.48%
Total Annual Fund Operating Expenses(a)	0.83%
Fee Waivers and Expense Reimbursement(a)(b)	-0.63%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(a)	0.20%

(a) Van E c k Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the o perating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.20% of the Fund’s average daily net assets per year until at least September 1, 2021 . During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
(b)Fee waivers and expense reimbursement have been restated to reflect current expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$20
3	$202
5	$399
10	$967

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Green Bond Index is comprised of bonds issued for qualified “green” purposes and seeks to measure the performance of U.S. dollar

30

denominated “green”-labeled bonds issued globally. The Green Bond Index is sponsored by S&P Dow Jones Indices LLC, which is not affiliated with or sponsored by the Fund or the Adviser. “Green” bonds are bonds whose proceeds are used principally for climate change mitigation, climate adaptation or other environmentally beneficial projects, such as, but not limited to, the development of clean, sustainable or renewable energy sources, commercial and industrial energy efficiency, or conservation of natural resources. For a bond to be eligible for inclusion in the Green Bond Index, the issuer of the bond must indicate the bond’s “green” label and the rationale behind it, such as the intended use of proceeds. As an additional filter, the bond must be flagged as “green” by Climate Bonds Initiative (“CBI”), an international not-for-profit working to mobilize the bond market for climate change solutions, to be eligible for inclusion in the Green Bond Index. The Green Bond Index is market value-weighted and includes supranational, corporate, government-related, sovereign and securitized “green” bonds issued throughout the world (including emerging market countries), and may include both investment grade and below investment grade securities (commonly referred to as high yield securities or “junk bonds”). “Securitized green bonds” are securities typically collateralized by a specified pool of assets, such as mortgages, automobile loans or other consumer receivables. All bonds must be rated by at least one credit rating agency, except that up to 10% of the Green Bond Index can be invested in unrated bonds that are issued or guaranteed by a government-sponsored enterprise. The maximum weight of below investment grade bonds (excluding any unrated bonds that are issued or guaranteed by a government-sponsored enterprise) in the Green Bond Index is capped at 20%. No more than 10% of the Green Bond Index can be invested in a single issuer. Qualifying securities must have a maturity of at least 12 months at the time of issuance and at least one month remaining until maturity at each rebalancing date.

As of June 30, 20 20 , the Green Bond Index consisted of 216 bonds issued by 143 issuers and the weighted average maturity of the Green Bond Index was approximately 7.53 years. As of the same date, approximately 23 % of the Green Bond Index was comprised of Regulation S securities and 20 % of the Green Bond Index was comprised of Rule 144A securities. The Green Bond Index is rebalanced monthly.
The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Green Bond Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Green Bond Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Green Bond Index . Because of the practical difficulties and expense of purchasing all of the securities in the Green Bond Index, the Fund does not purchase all of the securities in the Green Bond Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the securities in the Green Bond Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Green Bond Index.
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Green Bond Index concentrates in an industry or group of industries. As of April 30, 2020 , the Fund was concentrated in the financials sector , and the government and utilities sector s represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in “Green” Bonds. Investments in “green” bonds include bonds whose proceeds are used principally for climate mitigation, climate adaptation or other environmentally beneficial projects, such as, but not limited to, the development of clean, sustainable or renewable energy sources, commercial and industrial energy efficiency, or conservation of natural resources. Investing in “green” bonds carries the risk that, under certain market conditions, the Fund may underperform as compared to funds that invest in a broader range of investments. In addition, some “green” investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. Investing primarily in “green” investments may affect the Fund’s exposure to certain sectors or types of investments and will impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. The “green” sector may also have challenges such as a limited number of issuers, limited liquidity in the market and limited supply of bonds that merit “green” status, each of which may adversely affect the Fund.
Special Risk Considerations of Investing in Asian Issuers. Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and

31

VANECK VECTORS® GREEN BOND ETF (continued)
regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.
Special Risk Considerations of Investing in Chinese Issuers. Investments in securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China, involve certain risks and considerations not typically associated with investments in the U.S. securities markets. These risks include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. The frequency, availability and quality of financial information about investments in emerging markets varies. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited, and the Fund's passive investment approach does not take account of these risks. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend

32

to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Floating Rate Risk. The Fund invests in floating-rate securities. A floating-rate security is an instrument in which the interest rate payable on the obligation fluctuates on a periodic basis based upon changes in an interest rate benchmark. As a result, the yield on such a security will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from such securities.
Floating Rate LIBOR Risk. Certain of the floating-rate securities pay interest based on the London Inter-bank Offered Rate ("LIBOR"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which the Fund invests cannot yet be determined.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities, and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Green Bond Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Supranational Bond Risk. Investments in supranational bonds are subject to the overall condition of the supranational entities that issue such bonds. Certain securities in which the Fund may invest are obligations issued or backed by supranational entities, such as the European Investment Bank. Obligations of supranational organizations are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. If an issuer of supranational bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. A supranational entity’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its reserves, the relative size of the debt service burden to the entity as a whole and the political constraints to which a supranational entity may be subject. During periods of economic uncertainty, the market prices of supranational bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. Obligations of a supranational organization that are denominated in foreign currencies will also be subject to the risks associated with investment in foreign currencies.
Government-Related Bond Risk. Investments in government-related bonds involve special risks not present in corporate bonds. The governmental authority or government-related entity that controls the repayment of the bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of government-related bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. A government-related debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government-related debtor’s policy toward international lenders, and the political constraints to which a government-related debtor may be subject. During periods of economic uncertainty, the market prices of government-related bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of government-related bonds.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The

33

VANECK VECTORS® GREEN BOND ETF (continued)
Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Securitized/Asset-Backed Securities Risk. Investments in asset-backed securities, including collateralized mortgage obligations, are subject to the risk of significant credit downgrades, dramatic changes in liquidity, and defaults to a greater extent than many other types of fixed-income investments. During periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. The Fund may invest in asset-backed securities issued or backed by federal agencies or government sponsored enterprises or that are part of a government-sponsored program, which may subject the Fund to the risks noted above. The values of assets or collateral underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying obligations. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in the Utilities Sector. The Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Green Bond Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Green Bond Index. Conversely, a positive development relating to an issuer of securities in the Green Bond Index that is not held by the Fund could cause the Fund to underperform the Green Bond Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Green Bond Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Green Bond Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Green Bond Index, which are not factored into the return of the Green Bond Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Green Bond Index. Errors in the Green Bond Index data, the Green Bond Index computations and/or the construction of the Green Bond Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Green Bond Index p rovider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand

34

that any gains from the Green Bond Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Green Bond Index provider's errors will be borne by the Fund and its shareholders. When the Green Bond Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Green Bond Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Green Bond Index provider or its agents may carry out additional ad hoc rebalances to the Green Bond Index. Therefore, errors and additional ad hoc rebalances carried out by the Green Bond Index provider or its agents to the Green Bond Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Green Bond Index as would be the case if the Fund purchased all of the securities in the Green Bond Index, or invested in them in the exact proportions in which they are represented in the Green Bond Index. The Fund may value certain of its invest ments and /or underlying currencies based on f air value prices. T he Fund’s performance may also deviate from the return of the Green Bond Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Green Bond Index is based on securities’ closing prices on lo cal fore ign markets ( i.e. , the value of the Green Bond Index is not based on fair value prices), the Fund’s ability to track the Green Bond Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Green Bond Index. The performance of a “green” bond issuer may cause its securities to no longer merit “green” status, and such securities would no longer be eligible for inclusion in the Green Bond Index. This could cause the Fund to temporarily hold securities that are not in the Green Bond Index, which may adversely affect the Fund and its investments and may increase the risk of Green Bond Index tracking error. Additionally, there may also be a limited supply of bonds that merit "green" status, which may increase the risk of index tracking error. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Green Bond Index. Changes to the composition of the Green Bond Index in connection with a rebalancing or reconstitution of the Green Bond Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Green Bond Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Green Bond Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Green Bond Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells

35

VANECK VECTORS® GREEN BOND ETF (continued)
Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Green Bond Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar year shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. Prior to September 1, 2019, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the S&P Green Bond Select Index (the “Prior Index”). Therefore, performance information prior to September 1, 2019 reflects the performance of the Fund while seeking to track the Prior Index . All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Year s
The year-to-date total return as of June 30, 20 20 was 5. 15% .

Best Quarter:	3.70%	2Q '19
Worst Quarter:	-3.51%	2Q '18

36

Average Annual Total Returns for the Periods Ended December 31, 201 9
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (3/2/2017)
VanEck Vectors Green Bond ETF (return before taxes)	5.43%	3.76%
VanEck Vectors Green Bond ETF (return after taxes on distributions)	4.78%	3.20%
VanEck Vectors Green Bond ETF (return after taxes on distributions and sale of Fund Shares)	3.21%	2.64%
S&P Green Bond U.S. Dollar Select Index* (reflects no deduction for fees, expenses or taxes)	6.31%	4.55%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	4.20%
* Prior to September 1, 2019, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Index. Therefore, performance information prior to September 1, 2019 reflects the performance of the Fund while seeking to track the Prior Index . Pri or to Se pt ember 1, 2019, index data reflect s that of the Prior Index. From September 1, 2019, the index data reflect s that of the Green Bond Index.

See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	March 2017

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

37

VANECK VECTORS® INTERNATIONAL HIGH YIELD BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors® International High Yield Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of ICE BofA Global ex-US Issuers High Yield Constrained Index (the “International High Yield Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.22%
Total Annual Fund Operating Expenses(a)	0.62%
Fee Waivers and Expense Reimbursement(a)	-0.22%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(a)	0.40%

(a) Van Eck Associates Corporation (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2021 . During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$41
3	$176
5	$324
10	$753

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The International High Yield Index is comprised of below investment grade bonds issued by corporations located throughout the world

38

(which may include emerging market countries) excluding the United States, denominated in euros, U.S. dollars, Canadian dollars or pound sterling and issued in the major domestic or eurobond markets. Qualifying securities must have a below investment grade rating. As of June 30, 20 20 , the International High Yield Index included 1,753 below investment grade securities of 828 issuers and approximately 89 % of the International High Yield Index was comprised of Rule 144A securities. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the International High Yield Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the International High Yield Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the International High Yield Index . Because of the practical difficulties and expense of purchasing all of the securities in the International High Yield Index, the Fund does not purchase all of the securities in the International High Yield Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the International High Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the International High Yield Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the International High Yield Index concentrates in an industry or group of industries. As of April 30, 2020 , the Fund was concentrated in the financials sector, and the communications , consumer discretionary and energy sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities, and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the International High Yield Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. The frequency, availability and quality of financial information about investments in emerging markets varies. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited, and the Fund's passive investment approach does not take account of these risks. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

39

VANECK VECTORS® INTERNATIONAL HIGH YIELD BOND ETF (continued)
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Special Risk Considerations of Investing in European Issuers. Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Economic and Monetary Union (" EMU ") of the European Union ( " EU ") requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU. A transition phase has commenced and is scheduled to conclude on December 31, 2020. During the transition phase, the UK effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and the global markets.
Special Risk Considerations of Investing in Chinese Issuers. Investments in securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China, involve certain risks and considerations not typically associated with investments in the U.S. securities markets. These risks include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.

40

Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Risk of Investing in the Communications Sector. The Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the communications sector. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of communications products and services due to technological advancement.
Risk of Investing in the Consumer Discretionary Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Risk of Investing in the Energy Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The price of oil, natural gas and other fossil fuels may decline and/or experience significant volatility, which could adversely impact companies operating in the energy sector. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The price of oil, natural gas and other fossil fuels may decline and/or experience significant volatility, which could adversely impact companies operating in the energy sector.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining

41

VANECK VECTORS® INTERNATIONAL HIGH YIELD BOND ETF (continued)
interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the International High Yield Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the International High Yield Index. Conversely, a positive development relating to an issuer of securities in the International High Yield Index that is not held by the Fund could cause the Fund to underperform the International High Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Internation a l High Yield Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the International High Yield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the International High Yield Index, which are not factored into the return of the International High Yield Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the International High Yield Index. Errors in the International High Yield Index data, the International High Yield Index computations and/or the construction of the International High Yield Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the International High Yield Index p rovider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the International High Yield Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the International High Yield Index provider's errors will be borne by the Fund and its shareholders. When the International High Yield Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the International High Yield Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the International High Yield Index provider or its agents may carry out additional ad hoc rebalances to the International High Yield Index. Therefore, errors and additional ad hoc rebalances carried out by the International High Yield Index provider or its agents to the International High Yield Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the International High Yield Index as would be the case if the Fund purchased all of the securities in the International High Yield Index, or invested in them in the exact proportions in which they are represented in the International High Yield Index. The Fund’s performance may also deviate from the return of the International High Yield Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the International High Yield Index is based on securities’ closing prices on local foreign markets ( i.e. , the value of the International High Yield Index is not based on fair value prices), the Fund’s ability to track the International High Yield Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the International High Yield Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the International High Yield Index. Changes to the composition of the International High Yield Index in connection with a rebalancing or reconstitution of the International High Yield Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts

42

caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the International High Yield Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the International High Yield Index provider to postpone a scheduled rebalance or reconstitution, which could cause the International High Yield Index to vary from its normal or expected composition . Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the International High Yield Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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VANECK VECTORS® INTERNATIONAL HIGH YIELD BOND ETF (continued)
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 20 20 was -3.15% .

Best Quarter:	5.86%	1Q '19
Worst Quarter:	-4.52%	3Q '14
Average Annual Total Returns for the Periods Ended December 31, 201 9
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (4/2/2012)
VanEck Vectors International High Yield Bond ETF (return before taxes)	12.75%	5.20%	5.36%
VanEck Vectors International High Yield Bond ETF (return after taxes on distributions)	10.61%	3.47%	3.39%
VanEck Vectors International High Yield Bond ETF (return after taxes on distributions and sale of Fund Shares)	7.49%	3.20%	3.24%
ICE BofA Global ex-US Issuers High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	13.50%	5.83%	6.13%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	2.95%
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.
PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	April 2012

44

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

45

VANECK VECTORS® INVESTMENT GRADE FLOATING RATE ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors® Investment Grade Floating Rate ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Investment Grade Floating Rate Index (the “Floating Rate Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.05%
Total Annual Fund Operating Expenses(a)	0.40%
Fee Waivers and Expense Reimbursement(a)	-0.26%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(a)	0.14%

(a) Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.14% of the Fund’s average daily net assets per year until at least September 1, 2021 . During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$14
3	$102
5	$198
10	$480

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Floating Rate Index is comprised of U.S. dollar-denominated floating rate notes issued by corporate entities or similar commercial entities that are public reporting companies in the United States and rated investment grade. The Fund may invest a significant portion of its assets in Rule 144A securities. As of June 30, 20 20 , the Floating Rate Index included 312 notes of 129 issuers and

46

approximately 21.2 % of the Floating Rate Index was comprised of Rule 144A securities. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Floating Rate Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Floating Rate Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Floating Rate Index . Because of the practical difficulties and expense of purchasing all of the securities in the Floating Rate Index, the Fund does not purchase all of the securities in the Floating Rate Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Floating Rate Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Floating Rate Index.
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Floating Rate Index concentrates in an industry or group of industries. As of April 30, 2020 , the Fund was concentrated in the financials sector.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Special Risk Considerations of Investing in Japanese Issuer s . Investments in securities of Japanese issuers, including issuers located outside of Japan that generate significant revenue s from Japan, involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Fund’s performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds. The risks of investing in the securities of Japanese issuers also include risks of lack of natural resources, fluctuations or shortages in the commodity markets, new trade regulations, decreasing U.S. imports and changes in the U.S. dollar exchange rates. In addition, Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy. In addition, such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.
Because the Fund’s assets will be invested primarily in securities of Japanese issuers, a significant portion of its assets will be denominated in Japanese yen. The Fund’s exposure to the Japanese yen and changes in value of the Japanese yen versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and Japanese yen.
Special Risk Considerations of Investing in United Kingdom Issuers . Investments in securities of United Kingdom (“UK”) , including issuers located outside of Egypt that generate significant revenues from issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The UK has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the UK. As a result, the British economy may be impacted by changes to the economic condition of the United States and other European countries. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU. A transition phase has commenced and is scheduled to conclude on December 31, 2020. During the transition phase, the UK effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament. Significant uncertainty exists regarding the timing of the UK’s withdrawal from the EU and the effects such withdrawal will have on the euro, European economies and the global markets.

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VANECK VECTORS® INVESTMENT GRADE FLOATING RATE ETF (continued)
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Floating Rate Risk. The Fund invests in floating-rate securities. A floating-rate security is an instrument in which the interest rate payable on the obligation fluctuates on a periodic basis based upon changes in an interest rate benchmark. As a result, the yield on such a security will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from such securities.
Floating Rate LIBOR Risk. Certain of the floating-rate securities pay interest based on the London Inter-bank Offered Rate ("LIBOR"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which the Fund invests cannot yet be determined.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Floating Rate Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Floating Rate Index. Conversely, a positive development relating to an issuer of securities in the Floating Rate Index that is not held by the Fund

48

could cause the Fund to underperform the Floating Rate Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Floating Rate Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Floating Rate Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Floating Rate Index, which are not factored into the return of the Floating Rate Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Floating Rate Index. Errors in the Floating Rate Index data, the Floating Rate Index computations and/or the construction of the Floating Rate Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Floating Rate Index p rovider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Floating Rate Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Floating Rate Index provider's errors will be borne by the Fund and its shareholders. When the Floating Rate Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Floating Rate Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Floating Rate Index provider or its agents may carry out additional ad hoc rebalances to the Floating Rate Index. Therefore, errors and additional ad hoc rebalances carried out by the Floating Rate Index provider or its agents to the Floating Rate Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Floating Rate Index as would be the case if the Fund purchased all of the securities in the Floating Rate Index, or invested in them in the exact proportions in which they are represented in the Floating Rate Index. The Fund’s performance may also deviate from the return of the Floating Rate Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Floating Rate I ndex is based on securities’ closing prices ( i.e. , the value of the Floating Rate Index is not based on fair value prices), the Fund’s ability to track the Floating Rate Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Floating Rate Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Floating Rate Index. Changes to the composition of the Floating Rate Index in connection with a rebalancing or reconstitution of the Floating Rate Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Floating Rate Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Floating Rate Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Floating Rate Index to vary from its normal or expected compositi on . Th erefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

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VANECK VECTORS® INVESTMENT GRADE FLOATING RATE ETF (continued)
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Floating Rate Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 20 20 was 0.16% .

Best Quarter:	3.77%	1Q '12
Worst Quarter:	-1.53%	4Q '18

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Average Annual Total Returns for the Periods Ended December 31, 201 9
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (4/25/2011)
VanEck Vectors Investment Grade Floating Rate ETF (return before taxes)	5.43%	2.15%	1.60%
VanEck Vectors Investment Grade Floating Rate ETF (return after taxes on distributions)	4.09%	1.38%	1.03%
VanEck Vectors Investment Grade Floating Rate ETF (return after taxes on distributions and sale of Fund Shares)	3.20%	1.31%	0.98%
MVIS US Investment Grade Floating Rate Index (reflects no deduction for fees, expenses or taxes)	5.57%	2.52%	2.03%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.42%
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	September 2012

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

51

VANECK VECTORS® J.P. MORGAN EM LOCAL CURRENCY BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the J.P. Morgan GBI-EM Global Core Index (the “Emerging Markets Global Core Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.27%
Other Expenses	0.09%
Total Annual Fund Operating Expenses(a)	0.36%
Fee Waivers and Expense Reimbursement(a)	-0.06%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(a)	0.30%

(a) Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.30% of the Fund’s average daily net assets per year until at least September 1, 2021 . During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$31
3	$110
5	$196
10	$450

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Emerging Markets Global Core Index is comprised of bonds issued by emerging market governments and denominated in the local currency of the issuer. As of June 30, 20 20 , the Emerging Markets Global Core Index included 229 bonds of 19 sovereign issuers. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Emerging Markets Global Core Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Emerging Markets Global Core Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Emerging Markets Global Core Index . Because of the practical difficulties and expense of purchasing all of the securities in the Emerging Markets Global Core Index, the Fund does not purchase all of the securities in the Emerging Markets Global Core Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Emerging Markets Global Core Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Emerging Markets Global Core Index.
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Emerging Markets Global Core Index concentrates in an industry or group of industries. As of April 30, 2020 , the Fund was concentrated in the government sector.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. The frequency, availability and quality of financial information about investments in emerging markets varies. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited, and the Fund's passive investment approach does not take account of these risks. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Special Risk Considerations of Investing in European Issuers. Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Economic and Monetary Union (" EMU ") of the Eur opean Union (" EU ") requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been

53

VANECK VECTORS® J.P. MORGAN EM LOCAL CURRENCY BOND ETF (continued)
adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU. A transition phase has commenced and is scheduled to conclude on December 31, 2020. During the transition phase, the UK effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and the global markets.
Special Risk Considerations of Investing in Asian Issuers. Investments in securities of Asian issuers involve risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.
Special Risk Considerations of Investing in Latin American Issuers. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in the U.S. securities markets. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many Latin American countries has lessened, there is no guarantee it will remain at lower levels.
The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption in securities markets in the region.
The economies of Latin American countries are generally considered emerging markets and can be significantly affected by currency devaluations. Certain Latin American countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.
Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and a rescheduling of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Special Risk Considerations of Investing in Brazilian Issuer s . Investments in securities of Brazilian issuers , including issuers located outside of Brazil that generate significant revenues from Brazil, involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Brazilian economy has been characterized by frequent, and occasionally drastic, interventions by the Brazilian government, including the imposition of wage and price controls, exchange controls, limiting imports and other measures. The Brazilian government has often changed monetary, taxation, credit, trade and other policies to influence the core of Brazil’s economy. Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazil has historically experienced high rates of inflation and a high level of debt, each of which may constrain economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. The Brazilian economy is also heavily dependent upon commodity prices and international trade. Unanticipated political or social developments may result in sudden and significant investment losses. An increase in prices for commodities, such as petroleum, the depreciation of the Brazilian real and future governmental measures seeking to maintain the value of the Brazilian real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy.

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Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or "junk bonds." High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities, and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Emerging Markets Global Core Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Sovereign Bond Risk. Investments in sovereign bonds involves special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of sovereign bonds.
Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Therefore, it may be required to sell portfolio securities, and subsequently incur brokerage costs and/or recognize gains or loss on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Emerging Markets Global Core Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Emerging Markets Global Core Index. Conversely, a positive development relating to an issuer of securities in the Emerging Markets

55

VANECK VECTORS® J.P. MORGAN EM LOCAL CURRENCY BOND ETF (continued)
Global Core Index that is not held by the Fund could cause the Fund to underperform the Emerging Markets Global Core Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Emerging Markets Global Core Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Emerging Markets Global Core Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Emerging Markets Global Core Index and raising c ash to meet redemptions or dep loying cash in connection with newly created Creation Units (defined herein) , which are not factored into the return of the Emerging Markets Global Core Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Emerging Markets Global Core Index. Errors in the Emerging Markets Global Core Index data, the Emerging Markets Global Core Index computations and/or the construction of the Emerging Markets Global Core Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Emerging Markets Global Core Index p rovider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Emerging Markets Global Core Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Emerging Markets Global Core Index provider's errors will be borne by the Fund and its shareholders. When the Emerging Markets Global Core Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Emerging Markets Global Core Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fu n d to mee t redemptions or pay expenses. Apart from scheduled rebalances, the Emerging Markets Global Core Index provider or its agents may carry out additional ad hoc rebalances to the Emerging Markets Global Core Index. Therefore, errors and additional ad hoc rebalances carried out by the Emerging Markets Global Core Index provider or its agents to the Emerging Markets Global Core Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Emerging Markets Global Core Index as would be the case if the Fund purchased all of the securities in the Emerging Markets Global Core Index, or invested in them in the exact proportions in which they are represented in the Emerging Markets Global Core Index. The Fund’s performance may also deviate from the return of the Emerging Markets Global Core Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Emerging Markets Global Core Index is based on securities’ closing prices on local foreign markets ( i.e. , the value of the Emerging Markets Global Core Index is not based on fair value prices), the Fund’s ability to track the Emerging Markets Global Core Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Emerging Markets Global Core Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Emerging Markets Global Core Index. Changes to the composition of the Emerging Markets Global Core Index in connection with a rebalancing or reconstitution of the Emerging Markets Global Core Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Emerging Markets Global Core Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Emerging Markets Global Core Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Emerging Markets Global Core Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Issuer-Specific Changes Risk. The value of individual securities or particular types of securities can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Emerging Markets Global Core Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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VANECK VECTORS® J.P. MORGAN EM LOCAL CURRENCY BOND ETF (continued)
Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 20 20 was -6.57% .

Best Quarter:	10.73%	1Q '16
Worst Quarter:	-11.04%	2Q '18
Average Annual Total Returns for the Periods Ended December 31, 201 9
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (7/22/2010)
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (return before taxes)	9.90%	1.43%	1.15%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (return after taxes on distributions)	8.80%	0.42%	-0.14%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (return after taxes on distributions and sale of Fund Shares)	5.88%	0.67%	0.38%
J.P. Morgan GBI-EM Global Core Index (reflects no deduction for fees, expenses or taxes)	10.14%	2.08%	1.92%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.33%
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.

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PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	September 2012

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK VECTORS® MORTGAGE REIT INCOME ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors® Mortgage REIT Income ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Mortgage REITs Index (the “Mortgage REITs Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.10%
Total Annual Fund Operating Expenses(a)	0.50%
Fee Waivers and Expense Reimbursement(a)	-0.09%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(a)	0.41%

(a) Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2021 . During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$42
3	$151
5	$271
10	$620

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Mortgage REIT Index is comprised of publicly traded U.S. real estate investment trusts (“REITs”) that derive at least 50% of their revenues from (or, where applicable, have at least 50% of their assets related to) mortgage-related activity. A mortgage REIT makes loans to developers and owners of properties and invests primarily in mortgages and similar real estate interests, and includes companies

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or trusts that are primarily engaged in the purchasing or servicing of commercial or residential mortgage loans or mortgage-related securities . The Mortgage REITs Index may include small-, medium- and large-capitalization companies. As of June 30, 20 20 , the Mortgage REITs Index included 25 securities of companies with a market capitalization range of between approximately $ 312 million and $ 9.4 billion and a weighted average market capitalization of $ 3.9 billion. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Mortgage REITs Index by investing in a portfolio of securities that generally replicates the Mortgage REITs Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Mortgage REITs Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Mortgage REITs Index .
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Mortgage REITs Index concentrates in an industry or group of industries. As of April 30, 2020 , the Fund was concentrated in the financials sector.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in Mortgage REITs. Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. To the extent that a mortgage REIT invests in mortgage-backed securities offered by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the mortgage REIT may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. However, there can be no assurance that the private insurers can or will meet their obligations under such policies. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.
Mortgage REITs are subject to significant interest rate risk. Interest rate risk refers to fluctuations in the value of a mortgage REIT’s investment in fixed rate obligations resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down.
Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk and the risks generally associated with debt financing. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. The success of using leverage is dependent on whether the return earned on the investments made using the proceeds of leverage exceed the cost of using leverage. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase. Borrowing costs may increase for any of the following reasons: short-term interest rates increase; the market value of a mortgage REIT’s assets decrease; interest rate volatility increases; or the availability of financing in the market decreases. During periods of adverse market conditions, downturns in the economy or deterioration in the conditions of the REIT’s mortgage-related assets, the use of leverage may cause a mortgage REIT to lose more money that would have been the case if leverage was not used.
Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising

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VANECK VECTORS® MORTGAGE REIT INCOME ETF (continued)
interest rates rise may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.
REITs are subject to special U.S. federal tax requirements. A REIT’s failure to comply with these requirements may negatively affect its performance.
Mortgage REITs may be dependent upon the management skills and may have limited financial resources. Mortgage REITs are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between mortgage REITs and their affiliates may be subject to conflicts of interest which may adversely affect a mortgage REIT’s shareholders.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the Mortgage REITs Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Mortgage REITs Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Mortgage REITs Index, which are not factored into the return of the Mortgage REITs Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Mortgage REITs Index. Errors in the Mortgage REITs Index data, the Mortgage REITs Index computations and/or the construction of the Mortgage REITs Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Mortgage REITs Index p rovider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Mortgage REITs Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Mortgage REITs Index provider's errors will be borne by the Fund and its shareholders. When the Mortgage REITs Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Mortgage REITs Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Mortgage REITs Index provider or its agents may carry out additional ad hoc rebalances to the Mortgage REITs Index.

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Therefore, errors and additional ad hoc rebalances carried out by the Mortgage REITs Index provider or its agents to the Mortgage REITs Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund may not be able to invest in certain securities included in the Mortgage REITs Index, or invest in them in the exact proportions they represent of the Mortgage REITs Index, due to certain listing standards of the Fund's listing exchange (the "Exchange") or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Mortgage REITs Index is based on securities’ closing prices ( i.e. , the value of the Mortgage REITs Index is not based on fair value prices), the Fund’s ability to track the Mortgage REITs Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Mortgage REITs Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Mortgage REITs Index. Changes to the composition of the Mortgage REITs Index in connection with a rebalancing or reconstitution of the Mortgage REITs Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Mortgage REITs Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Mortgage REITs Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Mortgage REITs Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Issuer-Specific Changes Risk. The value of individual securities or particular types of securities can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

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VANECK VECTORS® MORTGAGE REIT INCOME ETF (continued)
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Mortgage REITs Index it seeks to replicate is comprised of securities of a very limited number of companies.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Mortgage REITs Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2020 was -40.13% .

Best Quarter:	22.07%	1Q '13
Worst Quarter:	-14.23%	2Q '13
Average Annual Total Returns for the Periods Ended December 31, 201 9
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	Past One Year	Past Five Years	Since Inception (8/16/2011)
VanEck Vectors Mortgage REIT Income ETF (return before taxes)	20.90%	8.93%	9.25%
VanEck Vectors Mortgage REIT Income ETF (return after taxes on distributions)	18.24%	5.45%	5.58%
VanEck Vectors Mortgage REIT Income ETF (return after taxes on distributions and sale of Fund Shares)	12.64%	5.26%	5.51%
MVIS US Mortgage REITs Index (reflects no deduction for fees, expenses or taxes)	22.02%	9.12%	10.12%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	15.02%
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	August 2011
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK VECTORS® PREFERRED SECURITIES EX FINANCIALS ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors® Preferred Securities ex Financials ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index (the “Preferred Securities Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.04%
Total Annual Fund Operating Expenses(a)	0.44%
Fee Waivers and Expense Reimbursement(a)	-0.03%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(a)	0.41%

(a) Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2021 . During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$42
3	$138
5	$243
10	$552

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Preferred Securities Index is comprised of convertible or exchangeable and non-convertible preferred securities listed on U.S. exchanges, including securities that, in the Preferred Securities Index provider’s judgment, are functionally equivalent to preferred securities

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including, but not limited to, convertible securities, depositary preferred securities and perpetual subordinated debt, excluding securities with a “financial” industry sector classification (collectively, “Preferred Securities”).
Preferred Securities generally pay fixed or variable rate distributions to preferred shareholders and such shareholders have preference over common shareholders in the payment of distributions and in the event of a liquidation of the issuer’s assets, but are junior to most other forms of debt, including senior and subordinated debt. Functionally equivalent securities to Preferred Securities are securities that are issued and trade in a similar manner to traditional perpetual preferred securities. Such securities generally have a lower par amount, may allow the issuer to defer interest or dividend payments and are equal to preferred shareholders or the lowest level of subordinated debt in terms of claims to the issuer’s assets in the event of liquidation. Preferred Securities issued by real estate investment trusts (“REITs”) are not considered to be securities with a “financial” industry sector classification as determined by the Bloomberg Professional ® service, and therefore may be included in the Preferred Securities Index. Preferred Securities may be subject to redemption or call provisions and may include those issued by small- and medium-capitalization companies. As of June 30, 20 20 , the Preferred Securities Index included 1 39 U.S.-listed securities of 6 7 issuers. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Preferred Securities Index by investing in a portfolio of securities that generally replicates the Preferred Securities Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Preferred Securities Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Preferred Securities Index .
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Preferred Securities Index concentrates in an industry or group of industries. As of April 30, 2020 , the Fund was concentrated in the utilities sector, and each of the communications and real estate sectors represented a significant portion of the Fund.
The Preferred Securities Index is sponsored by Wells Fargo & Company, which is not affiliated with or sponsored by the Fund or the Adviser. The Preferred Securities Index provider determines the composition of the Preferred Securities Index and relative weightings of the securities in the Preferred Securities Index, and publishes information regarding the market value of the Preferred Securities Index.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Preferred Securities Risk. Preferred Securities are essentially contractual obligations that entail rights to distributions declared by the issuer’s board of directors but may permit the issuer to defer or suspend distributions for a certain period of time. If the Fund owns a Preferred Security whose issuer has deferred or suspended distributions, the Fund may be required to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income in cash. Further, Preferred Securities may lose substantial value if distributions are deferred, suspended or not declared. Preferred Securities may also permit the issuer to convert Preferred Securities into the issuer’s common stock. Preferred Securities that are convertible to common stock may decline in value if the common stock into which Preferred Securities may be converted declines in value. Preferred Securities are subject to greater credit risk than traditional fixed income securities because the rights of holders of Preferred Securities are subordinated to the rights of the bond and debt holders of an issuer.
Convertible Securities Risk. Convertible securities are subject to risks associated with both fixed income securities and common stocks. Depending on the convertible security’s conversion value, the price of a convertible security will be influenced by interest rates (i.e., its price generally will increase when interest rates fall and decrease when interest rates rise) or will tend to fluctuate directly with the price of the equity security into which the security can be converted.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Credit Risk. Preferred Securities are subject to certain risks associated with fixed income securities, including credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely distributions of dividends and/or default completely on securities. Preferred Securities are subject to varying degrees of credit risk, depending

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VANECK VECTORS® PREFERRED SECURITIES EX FINANCIALS ETF (continued)
on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a Preferred Security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Preferred Securities are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a Preferred Security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of Preferred Securities may go down. When the general level of interest rates goes down, the prices of Preferred Securities may go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Floating Rate Risk. The Fund invests in floating-rate securities. A floating-rate security is an instrument in which the interest rate payable on the obligation fluctuates on a periodic basis based upon changes in an interest rate benchmark. As a result, the yield on such a security will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from such securities.
Floating Rate LIBOR Risk. Certain of the floating-rate securities pay interest based on the London Inter-bank Offered Rate ("LIBOR"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which the Fund invests cannot yet be determined.
Risk of Subordinated Obligations. Payments under some Preferred Securities may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of Preferred Securities. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce the terms of Preferred Securities. Certain Preferred Securities do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.
Risk of Investing in REITs. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers or tenants and self-liquidation. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. In addition, REITs, like exchange-traded funds (“ETFs”), have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs.
Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Risk of Investing in the Communications Sector. The Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the communications sector. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of communications products and services due to technological advancement.
Risk of Investing in the Real Estate Sector. Companies in the real estate sector include companies that invest in real estate, such as REITs and real estate management and development companies. To the extent that the Fund continues to be concentrated in the real estate sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the real estate sector. Companies that invest in real estate are subject to the risks of owning real estate directly as well as to risks that relate specifically to the way that such companies operate, including management risk (such companies are dependent upon the management skills of a few key individuals and may have limited financial resources). Adverse economic, business or political developments affecting real estate could have a major effect on the values of the Fund’s investments. Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying

68

properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
Risk of Investing in the Utilities Sector. The Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Call Risk. The Fund may invest in callable Preferred Securities. If interest rates fall, it is possible that issuers of callable Preferred Securities will “call” (or prepay) their securities before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called Preferred Security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Index Tracking Risk. The Fund’s return may not match the return of the Preferred Securities Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Preferred Securities Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Preferred Securities Index, which are not factored into the return of the Preferred Securities Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Preferred Securities Index. Errors in the Preferred Securities Index data, the Preferred Securities Index computations and/or the construction of the Preferred Securities Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Preferred Securities Index p rovider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Preferred Securities Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Preferred Securities Index provider's errors will be borne by the Fund and its shareholders. When the Preferred Securities Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Preferred Securities Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Preferred Securities Index provider or its agents may carry out additional ad hoc rebalances to the Preferred Securities Index. Therefore, errors and additional ad hoc rebalances carried out by the Preferred Securities Index provider or its agents to the Preferred Securities Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund may not be able to invest in certain securities included in the Preferred Securities Index, or invest in them in the exact proportions in which they are represented in the Preferred Securities Index . The Fund’s performance may also deviate from the return of the Preferred Securities Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Preferred Securities Index is based on securities’ closing prices ( i.e. , the value of the Preferred Securities Index is not based on fair value prices), the Fund’s ability to track the Preferred Securities Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Preferred Securities Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Preferred Securities Index. Changes to the composition of the Preferred Securities Index in connection with a rebalancing or reconstitution of the Preferred Securities Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

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VANECK VECTORS® PREFERRED SECURITIES EX FINANCIALS ETF (continued)
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Preferred Securities Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Preferred Securities Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Preferred Securities Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Preferred Securities Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 20 20 was -7.49% .

Best Quarter:	11.43%	1Q '19
Worst Quarter:	-7.13%	4Q '18
Average Annual Total Returns for the Periods Ended December 31, 201 9
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (7/16/2012)
VanEck Vectors Preferred Securities ex Financials ETF (return before taxes)	20.16%	5.60%	5.96%
VanEck Vectors Preferred Securities ex Financials ETF (return after taxes on distributions)	17.85%	3.28%	3.65%
VanEck Vectors Preferred Securities ex Financials ETF (return after taxes on distributions and sale of Fund Shares)	12.14%	3.32%	3.62%
Wells Fargo® Hybrid and Preferred Securities ex Financials Index (reflects no deduction for fees, expenses or taxes)	20.69%	5.59%	6.08%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	14.73%
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.
PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	July 2012
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

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VANECK VECTORS® PREFERRED SECURITIES EX FINANCIALS ETF (continued)
PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
PURCHASE AND SALE OF FUND SHARES
Individual Shares of a Fund may only be purchased and sold in secondary market transactions through a broker or de aler at a market price . Shares of the Funds are listed on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than NAV ( i.e. , a "premium") or less than NAV ( i.e. , a "discount").
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of a Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about each Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND RISKS
PRINCIPAL INVESTMENT STRATEGIES
Each Fund, except for VanEck Vectors BDC Income ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF, uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select a representative sample of securities that the Adviser believes collectively have an investment profile similar to each Fund’s Index. The Adviser seeks to select securities that will have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of a Fund’s Index. The quantity of holdings in a Fund will be based on a number of factors, including asset size of such Fund. The Adviser generally expects a Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the applicable Index. Each Fund may sell securities that are represented in its Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to such Index. Further, the Adviser may choose to underweight or overweight securities, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track a Fund’s Index.
The Adviser anticipates that, generally, VanEck Vectors BDC Income ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF will hold all of the securities that comprise each Fund’s respective Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, VanEck Vectors BDC Income ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF may purchase a sample of securities in its Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in a Fund’s Index, purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Fund’s Index. VanEck Vectors BDC Income ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF may sell securities that are represented in their Index in anticipation of their removal from the their respective Index or purchase securities not represented in their Index in anticipation of their addition to the their respective Index. VanEck Vectors BDC Income ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF may also, in order to comply with the tax diversification requirements of the Internal Revenue Code, temporarily invest in securities not included in its Index that are expected to be highly correlated with the securities included in its Index.
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”
RISKS OF INVESTING IN THE FUNDS
The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.
Investors in a Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in a Fund involves a substantial degree of risk. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in a Fund, each of which could significantly and adversely affect the value of an investment in a Fund.

Credit Risk. (All Funds except VanEck Vectors BDC Income ETF and VanEck Vectors Mortgage REIT Income ETF.) Debt securities, such as bonds, and Preferred Securities are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely on securities. Debt securities and Preferred Securities are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security or a Preferred Security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. Lower credit quality may also affect liquidity and make it difficult for a Fund to sell the security.
Interest Rate Risk. (All Funds except VanEck Vectors BDC Income ETF and VanEck Vectors Mortgage REIT Income ETF.) Debt securities, such as bonds, and Preferred Securities are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities and certain Preferred Securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy,

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rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions.
In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities, such as bonds, with shorter durations. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
High Yield Securities Risk. (VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF only.) Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Fund may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities, and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and a Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for a Fund to sell certain securities in connection with a rebalancing of its Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s NAV.
Restricted Securities Risk. (VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF and VanEck Vectors Investment Grade Floating Rate ETF only.) Regulation S securities and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. A Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a Fund’s limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Floating Rate Risk. ( Van Eck Vectors Green Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF and VanEck Vectors Preferred Securities Ex Financials ETF only.) The Fund invests in floating-rate securities. A floating-rate security is an instrument in which the interest rate payable on the obligation fluctuates on a periodic basis based upon changes in an interest rate benchmark. As a result, the yield on such a security will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from such securities.
Floating Rate LIBOR Risk. ( VanEck Vectors Green Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF and VanEck Vectors Preferred Securities Ex Financials ETF only.) Certain of the floating-rate securities pay interest based on the London Inter-bank Offered Rate ("LIBOR"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which the Fund invests cannot yet be determined.
Risk of Investing in Mortgage REITs. (VanEck Vectors Mortgage REIT Income ETF only.) Mortgage real estate investment trusts (“REITs”) are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are exposed to the credit risk of the borrowers. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to the mortgage REIT when they are due. Mortgage REITs are also subject to risks of delinquency and foreclosure and risks of loss. In the event of any default of a mortgage loan, the mortgage REIT bears the risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the loan.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND RISKS (continued)
A mortgage REIT may invest in mortgage-backed securities issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks, which are not backed by the full faith and credit of the United States. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so. The maximum potential liability of such entities may greatly exceed their current resources, and it is possible that they will not be able to meet their obligations in the future. Concerns about Freddie Mac’s and Fannie Mae’s solvency during the volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 led to Freddie Mac and Fannie Mae being placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) and receiving a capital infusion from the U.S. Treasury. The value of the mortgage-backed securities issued or guaranteed by Freddie Mac or Fannie Mae held by a mortgage REIT may be affected by future actions taken by the FHFA, the U.S. Treasury or the U.S. Government with respect to these entities and market perceptions. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, increased government involvement in the financials sector, including measures such as mortgage loan modification and refinance programs, could affect the value of a mortgage REIT’s investments. The Dodd Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) imposes significant regulatory restrictions on the origination of residential mortgage loans and will impact the formation of new issuances of mortgage-backed securities. While the full impact of the Dodd-Frank Act and the role of the Consumer Financial Protection Bureau cannot be assessed until all implementing regulations are released, the Dodd-Frank Act’s extensive requirements may have a significant effect on the financial markets, and may affect the availability or terms of financing or terms of mortgage-backed securities, both of which may have an adverse effect on the value of a mortgage REIT’s investments. Recent developments in the credit markets may cause companies operating in the financials sector to incur large losses, experience declines in the value of their assets and even cease operations.
To the extent that a mortgage REIT invests in mortgage-backed securities offered by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the mortgage REIT may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. However, there can be no assurance that the private insurers can or will meet their obligations under such policies. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.

Mortgage REITs are subject to significant interest rate risk. Interest rate risk refers to fluctuations in the value of a mortgage REIT’s investment in fixed rate obligations resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. In addition, rising interest rates generally reduce the demand for consumer credit, including mortgage loans, due to the higher cost of borrowing. This could cause the value of a mortgage REIT’s investments to decline. A mortgage REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk and the risks generally associated with debt financing. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time, reduce dividends paid by the mortgage REIT and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. The success of using leverage is dependent on whether the return earned on the investments made using the proceeds of leverage exceed the cost of using leverage. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase. Borrowing costs may increase for any of the following reasons: short-term interest rates increase; the market value of a mortgage REIT’s assets decreases; interest rate volatility increases; or the availability of financing in the market decreases. During periods of adverse market conditions, downturns in the economy or deterioration in the conditions of the REIT’s mortgage-related assets the use of leverage may cause a mortgage REIT to lose more money than would have been the case if leverage was not used. To the extent that a mortgage REIT uses significant leverage, it may incur substantial losses if its borrowing costs increase.

Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability. Prepayments can also occur when borrowers default on their mortgages and the mortgages are prepaid from the proceeds of a foreclosure sale of the property, or when

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borrowers sell the property and use the sale proceeds to prepay the mortgage as part of a physical relocation. Prepayment rates may be affected by conditions in the housing and financial markets, increasing defaults on residential mortgage loans, general economic conditions and the relative interest rates on loans.

REITs are subject to special U.S. federal tax requirements. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements set forth in the Internal Revenue Code. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. A REIT’s failure to comply with these requirements may subject it to U.S. federal income taxation. This may adversely affect the REIT’s performance as well as the Fund’s performance.

Mortgage REITs may be dependent upon the management skills of a few individuals and may have limited financial resources. The managers of mortgage REITs may employ hedging strategies designed to mitigate certain risks, including interest rate risk. Poorly designed strategies or improperly executed transactions could significantly increase the mortgage REIT’s risk and lead to material losses. Mortgage REITs are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between mortgage REITs and their affiliates may be subject to conflicts of interest which may adversely affect a mortgage REIT’s shareholders.
Risk of Investing in REITs. (VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF only.) Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers or tenants and self-liquidation. REITs typically use leverage to acquire assets, which increases the risk of investing in REITs and can cause the values of the Fund’s investments in REITs to be more volatile and to decline if interest rates increase. REITs also must satisfy specific requirements of the Internal Revenue Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. In addition, REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs.
Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Act’) was enacted on December 22, 2017. Section 199A, enacted as part of the Act of 2017, allows a deduction of up to 20% on taxable ordinary dividends from REITs and certain other types of business income for non-corporate taxpayers. The IRS has recently issued final regulations permitting a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF expect that some portion of their distributions may be taxable ordinary dividends from REITs.
Risk of Investing in the Real Estate Sector. (VanEck Vectors Preferred Securities Ex Financials ETF only.) Companies in the real estate sector include companies that invest in real estate, such as REITs and real estate management and development companies. To the extent that the real estate sector continues to represent at least a significant portion of each Fund’s respective Index, a Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the real estate sector. Companies that invest in real estate are subject to the risks of owning real estate directly as well as to risks that relate specifically to the way that such companies operate, including management risk (such companies are dependent upon the management skills of a few key individuals and may have limited financial resources). Adverse economic, business or political developments affecting real estate could have a major effect on the values of a Fund’s investments. Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
Risk of Subordinated Obligations. (VanEck Vectors Preferred Securities ex Financials ETF only.) Payments under some bonds may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of the bond. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce the terms of the bond. Certain bonds do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND RISKS (continued)
Risk of Investing in “Green” Bonds. (VanEck Vectors Green Bond ETF only.) Investments in “green” bonds includes bonds whose proceeds are used principally for climate mitigation, climate adaptation or other environmentally beneficial projects, such as, but not limited to, the development of clean, sustainable or renewal energy sources, commercial and industrial energy efficiency, or conservation of natural resources. Investing in “green” bonds carries the risk that, under certain market conditions, the Fund may underperform as compared to funds that invest in a broader range of investments. In addition, some “green” investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. Investing primarily in “green” investments may affect the Fund’s exposure to certain sectors or types of investments and will impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. The “green” sector may also have challenges such as a limited number of issuers and limited liquidity in the market. Additionally, there may also be a limited supply of bonds that merit “green” status, which may adversely affect the Fund.
Supranational Bond Risk. (VanEck Vectors Green Bond ETF only.) To the extent that the Fund invests in supranational bonds, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the supranational entities that issue such bonds. Certain securities in which the Fund may invest are obligations issued or backed by supranational entities, such as the European Investment Bank. Obligations of supranational organizations are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. If an issuer of supranational bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. A supranational entity’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its reserves, the relative size of the debt service burden to the entity as a whole and the political constraints to which a supranational entity may be subject. During periods of economic uncertainty, the market prices of supranational bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. Obligations of a supranational organization that are denominated in foreign currencies will also be subject to the risks associated with investment in foreign currencies.
Government-Related Bond Risk. (VanEck Vectors Green Bond ETF only.) Investments in government-related bonds involve special risks not present in corporate bonds. The governmental authority or government-related entity that controls the repayment of the bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of government-related bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. A government-related debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government-related debtor’s policy toward international lenders, and the political constraints to which a government-related debtor may be subject. During periods of economic uncertainty, the market prices of government-related bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of government-related bonds.
Sovereign Bond Risk. (VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF only.) Investment in sovereign bonds involves special risks not present in corporate bonds. The governmental authority that controls the repayment of the bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of sovereign bonds.
Government-Sponsored Enterprise/Program Risk. (VanEck Vectors Green Bond ETF only.) The Fund may invest in securities issued or backed by certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Although U.S. government-sponsored enterprises such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, and are not supported by the full faith and credit of the U.S. government. Investments in government-sponsored enterprises involve increased credit risks because there is no guarantee the U.S. government will guarantee or support the agencies if they are unable to meet their obligations.
Securitized/Asset-Backed Securities Risk. (VanEck Vectors Green Bond ETF only.) Investments in asset-backed securities, including collateralized mortgage obligations, are subject to the risk of significant credit downgrades, dramatic changes in liquidity, and defaults to a greater extent than many other types of fixed-income investments. During periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. The Fund may invest in asset-backed securities issued or backed by federal agencies or government sponsored enterprises or

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that are part of a government-sponsored program, which may subject the Fund to the risks noted above. The values of assets or collateral underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying obligations. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
State Securities Risk. (VanEck Vectors Green Bond ETF only.) The Fund may invest in taxable securities issued or backed by state governments. Consequently, the Fund may be affected by political, economic, regulatory and other developments within such state and by the financial condition of that state’s political subdivisions, agencies, instrumentalities and public authorities.
Sampling Risk. (All Funds except VanEck Vectors BDC Income ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF.) A Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its respective Index. As a result, an adverse development respecting an issuer of securities held by a Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Index. Conversely, a positive development relating to an issuer of securities in an Index that is not held by the Fund could cause the Fund to underperform its respective Index. To the extent the assets in a Fund are smaller, these risks will be greater.
Call Risk. (VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF and VanEck Vectors Preferred Securities ex Financials ETF only.) A Fund may invest in callable securities. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their securities before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, a Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease a Fund’s net investment income. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Market Risk. The prices of the securities in the Funds are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or could underperform other investments. An investment in the Funds may lose money.
Operational Risk. Each Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Risk of Investing in Foreign Securities. (All Funds except VanEck Vectors BDC Income ETF and VanEck Vectors Mortgage REIT Income ETF only.) Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Because certain Funds may invest in securities denominated in foreign currencies and some of the income received by each Fund may be in foreign currency, changes in currency exchange rates may negatively impact the Fund's return. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.
Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments.
Also, certain issuers located in foreign countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. Each Fund, as an investor in such issuers, will be indirectly subject to those risks.
In a referendum held on June 23, 2016, voters in the UK voted to leave the European Union (“EU”), creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU. A transition phase has commenced and is

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scheduled to conclude on December 31, 2020. During the transition phase, the UK effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament. Significant uncertainty exists regarding the timing of the UK’s withdrawal from the EU and the effects such withdrawal will have on the euro, European economies and the global markets.
Risk of Investing in Emerging Market Issuers. (VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF only.) A Fund may invest its assets in securities of emerging market issuers. Investment in securities of emerging market issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in a Fund. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, crime (including drug violence) and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Emerging markets are also more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the greater the likelihood of custody problems. Additionally, each of the factors described below could have a negative impact on a Fund’s performance and increase the volatility of the Fund.
Securities Markets. Securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in emerging market countries, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on securities markets in emerging market countries have been subject to sharp fluctuations and sudden declines, and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed securities markets. Moreover, securities markets in emerging market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.
Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. Any of these factors, including an outbreak of hostilities could negatively impact a Fund’s returns. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.
Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
In addition, commodities (such as oil, gas and minerals) represent a significant percentage of certain emerging market countries’ exports and these economies are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, most emerging market countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain emerging market countries has been characterized by political

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uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region.
Also, from time to time, certain issuers located in emerging market countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. Each Fund, as an investor in such issuers, will be indirectly subject to those risks.
A portion of the Fund’s investments may be in Russian securities and instruments. Investment in securities of Russian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. As a result of certain events, the United States and the European Union have in the pa st imposed and may in the future impose, sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russian-related issuers, including companies in various sectors of the Russian economy, including, but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia has undertaken and may undertake additional countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Such events or any future events may have an adverse impact on the economies and debts of other emerging markets as well.
The economies of one or more countries in which a Fund may invest may be in various states of transition from a planned economy to a more market oriented economy. The economies of such countries differ from the economies of most developed countries in many respects, including levels of government involvement, states of development, growth rates, control of foreign exchange and allocation of resources. Economic growth in these economies may be uneven both geographically and among various sectors of their economies and may also be accompanied by periods of high inflation. Political changes, social instability and adverse diplomatic developments in these countries could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of securities included in a Fund’s Index. There is no guarantee that the governments of these countries will not revert back to some form of planned or non-market oriented economy, and such governments continue to be active participants in many economic sectors through ownership positions and regulation. The allocation of resources in such countries is subject to a high level of government control. Such countries’ governments may strictly regulate the payment of foreign currency denominated obligations and set monetary policy. Through their policies, these governments may provide preferential treatment to particular industries or companies. The policies set by the government of one of these countries could have a substantial effect on that country’s economy.
Investment and Repatriation Restrictions. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit a Fund’s ability to track its Index. In addition, a Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of a Fund’s Shares.
Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of

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sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
Available Disclosure About Emerging Market Issuers. Issuers located or operating in emerging market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.
Foreign Currency Considerations. A Fund’s assets that are invested in fixed income securities of issuers in emerging market countries will generally be denominated in foreign currencies, and the income received by the Fund from these investments will be principally in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.
A Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce the Fund’s investment performance and the value of your investment in the Fund. Meanwhile, a Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which a Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on a Fund’s performance.
Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, a Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.
Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.
A Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an AP, a Fund will be required to deliver U.S. dollars to the AP on the settlement date. In the event that a Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order

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to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on a Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, a Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.
Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of a Fund, reserves the right to abstain from voting proxies in those markets.
Corporate and Securities Laws. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and rights of bondholders. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, bondholders of issuers located in emerging market countries may not receive many of the protections available to bondholders of issuers located in more developed countries. In circumstances where adequate laws and bondholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.
Foreign Currency Risk. (VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF only.) Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuers will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Several factors may affect the price of euros and the British pound sterling, including the debt level and trade deficit of the EMU and the UK, inflation and interest rates of the EMU and the UK and investors’ expectations concerning inflation and interest rates and global or regional political, economic or financial events and situations. The European financial markets have experienced, and may continue to experience, volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU. A transition phase has commenced and is scheduled to conclude on December 31, 2020. During the transition phase, the UK effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and the global markets. In addition, one or more countries may abandon the euro and the impact of these actions, especially if conducted in a disorderly manner, may have significant and far-reaching consequences on the euro.
The value of certain emerging market countries’ currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. For example, certain emerging market countries have experienced economic challenges and liquidity issues with respect to their currency. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, can have a negative effect on a Fund and its investments.
Special Risk Considerations of Investing in Asian Issuers. (VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF , VanEck V ectors Green Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF only.) Investments in securities of Asian issuers involve risks and special considerations not typically

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associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.
Governments of many Asian countries have implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in their economies, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, significant regulation of investment and industry is still pervasive in many Asian countries and may restrict foreign ownership of domestic corporations and repatriation of assets, which may adversely affect the Fund’s investments. Governments in some Asian countries are authoritarian in nature, have been installed or removed as a result of military coups or have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest in some countries. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Investing in certain Asian countries involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.
Special Risk Considerations of Investing in Brazilian Issuers . ( VanEck Vectors J.P. Morgan EM Local Currency Bond ETF on ly .) Investments in securities of Brazilian issuers, including issuers located outside of Brazil that generate significant revenues from Brazil, involve risks and special considerations not typically associated with investments in the U.S. securities markets. Such risks include, among others, a high level of price volatility in the Brazilian equity and currency markets, chronic structural public sector deficits, a rising unemployment rate and disparities of wealth. The Brazilian economy has been characterized by frequent, and occasionally drastic, interventions by the Brazilian government, including the imposition of wage and price controls, exchange controls, limiting imports, blocking access to bank accounts and other measures. The Brazilian government has often changed monetary, taxation, credit, trade and other policies to influence the core of Brazil’s economy. Additionally, Brazilian accounting, auditing and financial standards and requirements differ from those in the United States, and this may affect the tax consequences with respect to and valuation of investments in the Fund.
Actions taken by the Brazilian government concerning the economy may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. Brazil’s economy may be subject to sluggish economic growth due to, among other things, weak consumer spending, political turmoil, high rates of inflation and low commodity prices. Brazil suffers from chronic structural public sector deficits. Additionally, the process of privatizing certain entities by the Brazilian government may cause privatized entities to suffer losses due to, among other things, the inability to adjust to a competitive environment.
The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries. As a result, adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. In addition, currency devaluations and economic or political developments in any Central and South American country could have a significant adverse effect on the entire region, including Brazil.
Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of the Brazilian real into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil’s foreign currency revenues, the size of Brazil’s debt service burden relative to the economy as a whole, and political constraints to which Brazil may be subject. Brazilian investment and repatriation controls could also affect the Fund’s ability to operate and to qualify for the favorable tax treatment afforded to regulated investment companies for U.S. federal income tax purposes.
Brazil has historically experienced high rates of inflation and a high level of debt, each of which may constrain economic growth. Brazil suffers from high levels of corruption, crime and income disparity. The Brazilian economy and Brazilian companies may also be adversely affected by significant public health concerns and associated declines in tourism.
The Brazilian economy is heavily dependent upon commodity prices and international trade. The Brazilian securities markets are smaller, less liquid and more volatile than U.S. securities markets and the market for Brazilian securities is influenced by economic and market conditions of certain countries, especially emerging market countries in Central and South America. Unanticipated political or social developments may result in sudden and significant investment losses. An increase in prices for commodities, such as petroleum, the depreciation of the Brazilian real and future governmental measures seeking to maintain the value of the Brazilian real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Conversely, appreciation of the Brazilian real relative to the U.S. dollar may lead to the deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports. Because the Fund’s assets will be invested primarily in

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equity securities of Brazilian issuers, the income received by the Fund will be principally in Brazilian real. The Fund’s exposure to the Brazilian real and changes in value of the Brazilian real versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and Brazilian real.
Special Risk Considerations of Investing in Chinese Issuers. ( VanEck Vectors Emerging Markets High Yield Bond ETF , VanEck Vectors Green Bond ET F and VanEck Vectors International High Yield Bond ETF only.) Investments in securities of Chinese issuers, including issuers outside of China involve certain risks and considerations not typically associated with investments in the U.S. securities markets. These risks include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
Special Risk Considerations of Investing in European Issuers. (VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bo nd ETF, VanEck Vectors International High Yield Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF only.) Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The EMU of the EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU. A transition phase has commenced and is scheduled to conclude on December 31, 2020. During the transition phase, the UK effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and the global markets.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Special Risk Considerations of Investing in Latin American Issuers. (VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF only.) Investments in securities of Latin American issuers involve special considerations not typically associated with investments in securities of issuers located in the United States. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND RISKS (continued)
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many Latin American countries has lessened, there is no guarantee it will remain at lower levels.
The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption in securities markets in the region.
The economies of Latin American countries are generally considered emerging markets and can be significantly affected by currency devaluations. Certain Latin American countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.
Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and a rescheduling of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Special Risk Considerations of Investing in Mexican Issuers . (V anEck Vectors Emergin g M arkets Ag gregate B ond ETF only.) To the extent the Fund continues to invest in securities issued by Mexican issuers, including issuers located outside of Mexico that generate significant revenues from Mexico, the Fund may be subject to the risk of investing in such issuers. Investment exposure to Mexican issuers involves risks that are specific to Mexico, including regulatory, political and economic risks. The Mexican economy, among other things, is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. As a result, Mexico is dependent on, among other things, the U.S. economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Recently, Mexico has experienced an outbreak of violence related to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates.
Political and Social Risk . Mexico has been destabilized by local insurrections, social upheavals, drug related violence, and the recent public health crisis related to the H1N1 influenza outbreak. Recurrence of these or similar conditions may adversely impact the Mexican economy. In addition, Mexico has had one political party dominating government until the elections of 2000. Recently, Mexican elections have been contentious and have been very closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability.
Currency Instability Risk . Historically, Mexico has experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Mexican currency, the peso.
Special Risk Considerations of Investing in Japanese Issuers. ( VanEck Vectors Investment Grade Floating Rate ETF only.) Investments in securities of Japanese issuers , including issuers located outside of Japan that generate significant revenues from Japan, involve risks and special considerations not typically associated with investments in the U.S. securities markets. Investment in securities of Japanese issuers, including issuers located outside of Japan that generate significant revenues from Japan, involves risks that may negatively affect the value of your investment in the Fund. The risks of investing in the securities of Japanese issuers also includes lack of natural resources, fluctuations or shortages in the commodity markets, new trade regulations, decreasing U.S. imports and changes in the U.S. dollar exchange rates. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy. In addition, such disasters, and the resulting damage, could impair the long-term ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.
Special Risk Considerations of Investing in United Kingdom Issuers. ( VanEck Vectors Investment Grade Floating Rate ETF only.) Investments in securities of UK issuers , including issuers located outside of the UK that generate significant revenues form the UK, involve risks and special considerations not typically associated with investments in the U.S. securities markets. Investments in UK issuers may subject a Fund to regulatory, political, currency, security and economic risks specific to the UK. The British economy relies heavily on the export of financials to the United States and other European countries. A prolonged slowdown in the financials sector may have a negative impact on the British economy. In the past, the UK has been a target of terrorism. Acts of terrorism in the UK or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The British economy, along with the United States and certain other EU economies, experienced a significant economic slowdown during the recent financial crisis. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its

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wake. On January 31, 2020, the UK officially withdrew from the EU. A transition phase has commenced and is scheduled to conclude on December 31, 2020. During the transition phase, the UK effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament . Significant uncertainty exists regarding the timing of the UK’s withdrawal from the EU and the effects such withdrawal will have on the euro, European economies and the global markets.

Risk of Investing in BDCs. (VanEck Vectors BDC Income ETF only.) BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While the BDCs that comprise the BDC Index are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. Any incentive fee payable by a BDC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. A BDC’s manager may not be obligated to reimburse the BDC’s shareholder for any part of the incentive fee it received that was based on accrued interest income that was never received as a result of a subsequent default, and such circumstances would result in the BDC’s shareholders (including the Fund) paying an incentive fee on income that was never received by the BDC. Such incentive fees may also create an incentive for a BDC’s manager to make investments in securities with deferred interest features. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.
The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors and the Index Provider (as defined herein) may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 150% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.
Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as significant sources of liquidity, if BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general or a downgrade of the credit rating of a BDC held by the Fund, may increase the cost of borrowing to that BDC and adversely impact its returns. Credit downgrades may also result in requirements on a BDC to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.
Certain BDCs may be difficult to value. Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. A fair value determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, the fair value assigned to a BDC’s investments may differ significantly from the values that would be reflected if the assets were traded in an established market, potentially resulting in material differences between a BDC’s NAV per share and its market value.
Many BDCs invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Mezzanine investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are potentially higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND RISKS (continued)
higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a BDC may incur additional expenses to seek recovery.
Risk of Investing in Small- and Medium-Capitalization Companies. (VanEck Vectors BDC Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF only.) Each Fund may invest in small- and/or medium-capitalization companies and, therefore will be subject to certain risks associated with small- and medium- capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of larger companies.
Risk of Investing in the Basic Materials Sector. (VanEck Vectors Emerging Markets High Yield Bond ETF only.) The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Risk of Investing in the Consumer Discretionary Sector . ( VanEck Vectors Fallen Angel High Yield Bond ETF and Va nEck Vectors International High Yield Bond ETF only.) The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Risk of Investing in the Consumer Staples Sector . ( VanEck Vectors Fallen Angel High Yield Bond ETF only.) A Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.
Risk of Investing in the Energy Sector. ( VanE ck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF , VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF only.) The Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, and the cost of providing the specific utility services and other factors that they cannot control. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.
The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility and declines, which may negatively affect companies in which the Fund invests.
Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets.
Companies in the energy sector may also be adversely affected by changes in exchange rates, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely comprised of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant

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regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
Risk of Investing in the Financials Sector. (All Funds except VanEck Vectors J.P. Morgan EM Local Currency Bond ETF VanEck Vectors Preferred Securities ex Financials ETF.) The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefiting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in the Communications Sector. (VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors International High Yield Bond ETF and VanEck Vectors Preferred Securities ex Financials ETF only.) The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the communications sector. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of communications products and services due to technological advancement.
Risk of Investing in the Utilities Sector. (VanEck Vectors Green Bond ETF and VanEck Vectors Preferred Securities ex Financials ETF only.) The Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the utilities sector. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, and the effects of effects of economic slowdowns and surplus capacity. Companies in the utilities sector are subject to extensive regulation, including governmental regulation of rates charged to customers, and may face difficulty in obtaining regulatory approval of new technologies. The effects of a U.S. national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes, may adversely affect companies in the utilities sector. Certain companies in the utilities sector may be inexperienced and may suffer potential losses resulting from a developing deregulatory environment. Technological innovations may render existing plants, equipment or products obsolete. Companies in the utilities sector may face increased competition from other providers of utility services. The potential impact of terrorist activities on companies in the utilities sector and its customers and the impact of natural or man-made disasters may adversely affect the utilities sector. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Equity Securities Risk. (VanEck Vectors BDC Income ETF and VanEck Vectors Mortgage REIT Income ETF only.) The value of the equity securities held by a Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by the Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by the Fund. In addition, the equity securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. A change in the financial condition, market perception or the credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.
Issuer-Specific Changes Risk. (VanEck Vectors BDC Income ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and VanEck Vectors Mortgage REIT Income ETF only.) The value of individual securities or particular types of securities in a Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND RISKS (continued)
Risk of Investment Restrictions. (VanEck Vectors BDC Income ETF only.) The Fund is subject to the conditions set forth in the Exemptive Relief and certain additional provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one BDC. The Fund and its affiliates may not acquire “control” of a BDC, which is presumed once ownership of a BDC’s outstanding voting securities exceeds 25%. This limitation could inhibit the Fund’s ability to purchase one or more BDCs in the BDC Index in the proportions represented in the BDC Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.
Preferred Securities Risk. (VanEck Vectors Preferred Securities ex Financials ETF only.) Preferred Securities are essentially contractual obligations that entail rights to distributions declared by the issuer’s board of directors but may permit the issuer to defer or suspend distributions for a certain period of time. Preferred Securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its Preferred Securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, Preferred Securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.
If the Fund owns a Preferred Security whose issuer has deferred or suspended distributions, the Fund may be required to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income in cash. Further, Preferred Securities may lose substantial value if distributions are deferred, suspended or not declared. Preferred Securities may also permit the issuer to convert Preferred Securities into the issuer’s common stock. Preferred Securities that are convertible into common stock may decline in value if the common stock to which Preferred Securities may be converted declines in value. Preferred Securities may be less liquid than such securities as common stocks and do not convey the same rights as common stock to the holder of Preferred Securities, such as voting rights (except in certain situations relating to distributions of preferred dividends). Preferred Securities are subject to greater credit risk than traditional fixed income securities because the rights of holders of Preferred Securities are subordinated to the rights of the bond and debtholders of an issuer. If an issuer of Preferred Securities encounters financial difficulties, the issuer’s board of directors may not declare a distribution and the value of Preferred Securities may decline as a result. The board of directors of an issuer of Preferred Securities may not declare distributions even if such payments have come due.
Convertible Securities Risk. (VanEck Vectors Preferred Securities ex Financials ETF only.) Convertible securities are subject to risks associated with both fixed income securities and common stocks. Depending on the convertible security’s conversion value, the price of a convertible security will be influenced by interest rates (i.e., its price generally will increase when interest rates fall and decrease when interest rates rise) or will tend to fluctuate directly with the price of the equity security into which the security can be converted. Convertible securities are usually subordinated to comparable nonconvertible securities. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses, including taxes, not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index and (to the extent creations and redemptions are effected in cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein) , which are not factored into the return of its Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Index. There is no assurance that the Fund’s Index Provider (defined herein) or any agents that may act on its behalf will compile the Fund’s Index accurately, or that the Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders. When a Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its respective Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the applicable Fund and its shareholders. In addition, each Fund’s (except for VanEck Vectors BDC Income ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF) use of a

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representative sampling approach may cause the Fund’s returns to not be as closely correlated with the return of its Index as would be the case if the Fund purchased all of the securities in its Index. Each Fund may not be fully invested at times either as a result of cash flows into the Fund (to the extent creations and redemptions are effected in cash) or reserves of cash held by the Fund to pay expenses and (to the extent creations and redemptions are effected in cash) meet redemptions. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain Exchange listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. Certain Funds may encounter issues with regard to currency convertibility (including the cost of borrowing funds, if any) or repatriation, which may also increase index tracking risk. Certain Funds may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index. With respect to VanEck Vectors Green Bond ETF, the performance of a “green” bond issuer may cause its securities to no longer merit “green” status, and such securities would no longer be eligible for inclusion in the Index. This could cause the Fund to temporarily hold securities that are not in the Index, which may adversely affect the Fund and its investments and may increase the risk of Index tracking error. Additionally, there may also be a limited supply of bonds that merit “green” status, which may increase the risk of index tracking error.
Certain Funds may accept cash in connection with a purchase of Creation Units or effect its redemptions in cash rather than in-kind and, as a result, the Fund’s ability to match the return of its Index will be affected.
Certain Funds may fair value certain of the foreign securities and/or underlying currencies or other assets it holds, except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices (i.e., the value of its Index is not based on fair value prices) or if the Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts not included in its respective Index and other derivative instruments, its return may not correlate as well with the return of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors International High Yield Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. In light of the factors discussed above, each Fund’s return may deviate significantly from the return of its Index.
Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Index may increase the costs to and the tracking error risk of the Fund. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Changes to the composition of a Fund’s Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Risk of Cash Transactions. Unlike other ETFs, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF effect their creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Because the Funds currently intend to effect all or a portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Funds may not have incurred had they effected redemptions entirely in-kind. These costs may include brokerage costs or taxable losses or gains, which may be imposed on the Funds and decrease the Funds’ NAV to the extent such costs are not offset by a transaction fee payable by an Authorized Participant (“AP”). If the Funds recognize a gain on these sales, this generally will cause the Funds to recognize a gain they might not otherwise have recognized if they were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. As a result, an investment in the Funds may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on these gains at the Fund level and otherwise comply with the special tax rules that apply to them. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Passive Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND RISKS (continued)
or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund that invests in bonds or equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. Each Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of a Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline . Additionally, unusual market conditions may cause a Fund’s Index P rovider to postpone a scheduled rebalance or reconstitution, which could cause a Fund’s Index to vary from its normal or expected composition. T his means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Authorized Participant (“AP”) Concentration Risk. A Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in a Fund’s market price from its NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.
Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's “circuit breaker” rules. If a trading halt or unanticipated early close of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.
Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material effect on the market price of the Shares.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of a Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market price of Shares may fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of a Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to a Fund’s NAV. In addition, because certain of a Fund’s underlying securities trade on exchanges that are closed when the Exchange (i.e., the exchange that Shares of the Fund trade on) is open, there are

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likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Non-Diversified Risk. Each Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. Each Fund, except for VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF, is classified as a “non-diversified” fund under the 1940 Act. Moreover, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds. VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and VanEck Vectors Mortgage REIT Income ETF may be particularly vulnerable to this risk because the Index is comprised of securities of a limited number of companies.
Non-Diversification Risk. The VanEck Vectors Fallen Angel High Yield Bond ETF may become classified as non-diversified under the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fallen Angel Index. If the Fund becomes non-diversified, it may invest a greater portion of its assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
Concentration Risk. Each Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES
Each Fund may invest in securities not included in its respective Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index and certain derivatives, which the Adviser believes will help a Fund track its Index. VanEck Vectors Green Bond ETF will not use derivatives for purposes of meeting the requirement that the Fund invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index. Convertible securities and depositary receipts not included in a Fund’s Index may be used by the Fund in seeking performance that corresponds to its respective Index, and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. Certain Funds may also utilize participation notes to seek performance that corresponds to their Index. Each Fund may also invest, to the extent permitted by the 1940 Act, or, in the case of VanEck Vectors BDC Income ETF, the Exemptive Relief, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs.
BORROWING MONEY
Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. Each Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a RIC. To the extent that a Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND RISKS (continued)
LENDING PORTFOLIO SECURITIES
Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives cash, U.S. government securities and stand-by letters of credit not issued by the Fund’s bank lending agent equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. A Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk that it may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Each Fund could also lose money in the event of a decline in the value of any cash collateral or in the value of investments made with the cash collateral. These events could trigger adverse tax consequences for the Funds. Substitute payments for dividends received by a Fund for securities loaned out by a Fund will not be considered qualified dividend income.
ADDITIONAL NON-PRINCIPAL RISKS
Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if a Fund invested directly in the underlying securities, currencies or other assets.
Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage and may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.
Many derivative transactions are entered into “over-the-counter” without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time, and the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.
In November 2019, the Securities and Exchange Commission ("SEC") published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the fund would need to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. The fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the fund is a limited derivatives user, but for the fund subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.
Risk of Investing in Chinese Bonds. (VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF only.) Each Fund may invest in Renminbi (“RMB”)-denominated bonds issued in the People’s Republic of China (“PRC”) by Chinese credit, government and quasi-governmental issuers (“RMB Bonds”). RMB Bonds are available on the China interbank bond market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program. A Fund’s investments in bonds through either program will be subject to a number of additional risks and restrictions that may affect the Fund’s investments and returns.
The Bond Connect program and the CIBM Direct Access Program are relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the programs as published or applied by the relevant authorities of the PRC are untested and are subject to change from time to time. There can be no assurance that the Bond Connect program and/or the CIBM Direct Access Program will not be restricted, suspended or abolished.

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Under the prevailing PRC regulations, eligible foreign investors who wish to participate in the Bond Connect program may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agents.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agent.
Trading through the Bond Connect program is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In addition, where a Fund invests in the CIBM through the Bond Connect program, it may be subject to risks of delays inherent in the order placing and/or settlement.
Investing in RMB Bonds involves additional risks, including, but not limited to, the fact that the economy of China differs, often unfavorably, from the U.S. economy, including, among other things, in terms of currency revaluation, structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment.
The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of a Fund’s investments.
Zero-Coupon and Payment-in-Kind Securities Risk. (VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF and VanEck Vectors International High Yield Bond ETF only.) Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Payment-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The market prices of zero-coupon and payment-in-kind securities are generally more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. A Fund accrues income with respect to zero-coupon and payment-in-kind securities prior to the receipt of cash payments. Even though periodic interest payments in cash are not made on such securities, tax rules require the Fund to distribute accrued income, which may require the Fund to liquidate securities at unfavorable prices or borrow money in order to make these distributions. Additionally, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment.
Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.

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TAX ADVANTAGED PRODUCT STRUCTURE
Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of certain Funds have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed in-kind, except for VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF whose Shares are created and redeemed at least partially for cash, in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of certain Funds, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

PORTFOLIO HOLDINGS
A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS
Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.
Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to the Funds (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of each Fund. As of June 30 , 20 20 , the Adviser managed approximately $ 55.4 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement with respect to each Fund is available in the Trust’s semi-annual report for the period ended October 31, 201 9 .
For the services provided to each Fund under the Investment Management Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.27% (with respect to VanEck Vectors J.P. Morgan EM Local Currency Bond ETF), 0.35% (with respect to VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Green Bond ETF and VanEck Vectors Investment Grade Floating Rate ETF) and 0.40% (with respect to VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF). From time to time, the Adviser may waive all or a portion of its fee. Until at least September 1, 202 1 , the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.14% (with respect to VanEck Vectors Investment Grade Floating Rate ETF), 0.20% (with respect to VanEck Vectors Green Bond ETF), 0.30% (with respect to VanEck Vectors J.P. Morgan EM Local Currency Bond ETF), 0.35% (with respect to VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors Fallen Angel High Yield Bond ETF) and 0.40% (with respect to VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF) of its average daily net assets per year.
Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.
Manager of Managers Structure. With respect to VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF and VanEck Vectors International High Yield Bond ETF, the Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select one or more sub-advisers for the Funds and supervise, monitor and evaluate the performance of each sub-adviser.

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MANAGEMENT OF THE FUNDS
The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including applicable fee arrangements, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit the Funds and their shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.
Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and State Street Bank and Trust Company is the custodian of each Fund’s assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.
Distributor. Van Eck Securities Corporation is the distributor of the Shares (the "Distributor"). The Distributor will not distribute Shares in less than a specified number of Shares, each called a "Creation Unit," and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS
The portfolio manager who is currently responsible for the day-to-day management of each of VanEck Vectors Emerging Markets Aggregate Bond ETF’s, VanEck Vectors Emerging Markets High Yield Bond ETF’s, VanEck Vectors Fallen Angel High Yield Bond ETF’s, VanEck Vectors Green Bond ETF’s, VanEck Vectors International High Yield Bond ETF’s, VanEck Vectors Investment Grade Floating Rate ETF’s and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF’s portfolios is Francis G. Rodilosso. The portfolio managers who currently share joint responsibility for the day-to-day management of each of VanEck Vectors BDC Income ETF’s, VanEck Vectors Mortgage REIT Income ETF’s and VanEck Vectors Preferred Securities ex Financials ETF’s portfolios are Peter H. Liao and Guo Hua (Jason) Jin.
Mr. Rodilosso has been employed by the Adviser as a portfolio manager since March 2012. Mr. Rodilosso graduated from Princeton University in 1990 with a Bachelor of Arts and from the Wharton School of Business in 1993 with a Masters of Business Administration.
Mr. Liao has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts in Economics and Mathematics.
Mr. Jin has been employed by the Adviser as an analyst since January 2007 and has been a portfolio manager since 2018. Mr. Jin graduated from the State University of New York at Buffalo in 2004 with a Bachelor of Science degree in Business Administration with a concentration in Financial Analysis.
Each of Messrs. Jin, Liao and Rodilosso serve as a portfolio manager of other funds of the Trust. Messrs. Liao and Rodilosso also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

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SHAREHOLDER INFORMATION
DETERMINATION OF NAV
The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s respective Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
INTRADAY VALUE
The trading prices of the Funds’ Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by each Fund, economic conditions and other factors. Information regarding the intraday value of the Funds’ Shares (“IIV”) is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by each Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Funds’ NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by each Fund and valuations based on current market rates. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Each Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy. On or about December 31, 2020, the Trust expects that the IIV will no longer be calculated or disseminated.
RULE 144A AND OTHER UNREGISTERED SECURITIES
An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of a Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.
BUYING AND SELLING EXCHANGE-TRADED SHARES
The Shares of the Funds are listed on the Exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for a Fund’s Shares based on a Fund’s trading volume and market liquidity, and is generally lower if the Funds have high trading volume and market liquidity, and generally higher if the Funds have little trading

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volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.
The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.
Each Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.
The right of redemption may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for a Fund’s portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”). The Board of Trustees considered the nature of each Fund (i.e., a fund whose Shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests, and that each Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.
DISTRIBUTIONS
Net Investment Income and Capital Gains. As a Fund shareholder, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund typically earns income dividends from stocks and/or interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”
Net investment income, if any, is typically distributed to shareholders monthly by each Fund (quarterly with respect to VanEck Vectors BDC Income ETF and VanEck Vectors Mortgage REIT Income ETF) while net realized capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where a Fund acquires investment securities after the beginning of a dividend period, the Funds may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period. If a Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return on your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

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SHAREHOLDER INFORMATION (continued)
TAX INFORMATION
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.
Taxes on Distributions. As noted above, each Fund expects to distribute net investment income , if any , monthly (quarterly with respect to VanEck Vectors BDC Income ETF and VanEck Vectors Mortgage REIT Income ETF), and any net realized long-term or short-term capital gains, if any, annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.
Distributions from a Fund’s net investment income, including any net short-term gains, if any, are taxable to you as ordinary income. In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions from a Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gain in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of a non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts (but the 25% capital gain tax rate will remain applicable to 25% rate gain distributions received by VanEck Vectors Mortgage REIT Income ETF).
The Funds, except for VanEck Vectors BDC Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF, do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. In the event that VanEck Vectors BDC Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. There can be no assurance that any significant portion of the VanEck Vectors BDC Income ETF’s, VanEck Vectors Mortgage REIT Income ETF or VanEck Vectors Preferred Securities ex Financials ETF’s distributions will be eligible for qualified dividend treatment.
Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.
Dividends, interest and gains from non-U.S. investments of the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.
If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each Fund’s assets will consist of foreign securities, except for VanEck Vectors BDC Income ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF and VanEck Vectors Preferred Securities ex Financials ETF.
Backup Withholding. A Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service .
Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that a Fund’s shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

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Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or redeemed and at what price.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
Any capital gain realized by a Non-U.S. shareholder upon a sale of Shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States , or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the Uni ted S tates for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.
As part of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

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SHAREHOLDER INFORMATION (continued)
While some parts of the FATCA rules have not been finalized, a Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a Fund to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect a Fund, and such changes often occur.

INDEX PROVIDERS
The Emerging Markets Global Core Index is published by JPMorgan Securities Inc. (“J.P. Morgan”). The BDC Index, EM Aggregate Bond Index, Floating Rate Index and Mortgage REITs Index are published by MV Index Solutions GmbH (“MVIS”), which is an ind irect ly wholly owned subsidiary of the Adviser. The Emerging Markets High Yield Index, Fallen Angel Index and International High Yield Index are published by ICE Data Indices, LLC and its affiliates (“ICE Data”). The Preferred Securities Index is published by Wells Fargo & Company (“Wells Fargo”). The Green Bond Index is published by S&P Dow Jones Indices LLC ("S&P Dow Jones"). J.P. Morgan, MVIS, ICE Data, S&P Dow Jones and Wells Fargo are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

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MVIS® US BUSINESS DEVELOPMENT COMPANIES INDEX
The BDC Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of BDCs. To be eligible for the BDC Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the SEC and have elected to be regulated as a BDC under the 1940 Act.
To be eligible for addition to the BDC Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. Stocks must have a three-month average daily trading volume value of at least $1 million at a review and also at the previous two reviews to be eligible for the BDC Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months at a review and also at the previous two reviews.
The BDC Index is calculated and maintained by Solactive AG on behalf of MVIS .
The BDC Index is reconstituted and rebalanced quarterly. MVIS may delay or change a scheduled rebalancing or reconstitution of the BDC Index or the implementation of certain rules at its sole discretion.

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MVIS® EM AGGREGATE BOND INDEX
The EM Aggregate Bond Index is comprised of emerging markets sovereign bonds and corporate bonds denominated in U.S. dollars, euros or local emerging market currencies. The EM Aggregate Bond Index includes both investment grade and below investment grade rated securities.
The EM Aggregate Bond Index uses a modified market cap weighting methodology, which involves categorizing each bond in the EM Aggregate Bond Index into one of the following categories: (1) U.S. dollar or Euro-denominated corporate and quasi-sovereign bonds; (2) local currency-denominated corporate and quasi-sovereign bonds; (3) U.S. dollar or Euro-denominated sovereign bonds; and (4) local-currency-denominated sovereign bonds (each, a “Currency Category”). Weightings are capped at 3.00% maximum per issuer of corporate bonds and quasi-sovereign debt, 10.00% maximum per country (of risk), or equal weight if there are fewer than ten countries, within each Currency Category and 50.00% maximum per Currency Category.
The EM Aggregate Bond Index is calculated and maintained by Solactive AG on behalf of MVIS.
The EM Aggregate Bond Index is reconstituted and rebalanced monthly. MVIS may delay or change a scheduled rebalancing or reconstitution of the EM Aggregate Bond Index or the implementation of certain rules at its sole discretion.

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ICE BOFA DIVERSIFIED HIGH YIELD US EMERGING MARKETS CORPORATE PLUS INDEX
The Emerging Markets High Yield Index is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging market issuers that have a below investment grade rating (in accordance with ICE D ata ’s methodology) and that are issued in the major domestic and Eurobond markets. In order to qualify for inclusion in the Emerging Markets High Yield Index, an issuer must have risk exposure to countries other than members of the FX Group of Ten, all Western European countries and territories of the United States and Western European countries. The FX Group of Ten includes all Euro members, Australia, Canada, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom and the United States.
The Emerging Markets High Yield Index includes corporate and quasi-government bonds of qualifying countries, but excludes sovereign and supranational bonds.
The Emerging Markets High Yield Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest, subject to a 10% country of risk cap and a 3% issuer cap.
The Emerging Markets High Yield Index is rebalanced on the last calendar day of each month. ICE Data may delay or change a scheduled rebalancing or reconstitution of the Emerging Markets High Yield Index or the implementation of certain rules at its sole discretion.

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ICE US FALLEN ANGEL HIGH YIELD 10% CONSTRAINED INDEX
The Fallen Angel Index is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance. Qualifying securities must be issued in the U.S. domestic market and have a below investment grade rating (in accordance with the ICE D ata ’s methodology). The Fallen Angel Index includes bonds issued by both U.S. and non-U.S. issuers. The country of risk of qualifying issuers must be a member of the FX Group of Ten, a western European nation, or a territory of the U.S. or a Western European nation. The FX Group of Ten includes all Euro members, Australia, Canada, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom and the United States.
A single issuer may not comprise more than 10% of the Fallen Angel Index. The Fallen Angel Index constituents are capitalization-weighted, subject to the issuer cap, based on their current amount outstanding.
The Fallen Angel Index is rebalanced on the last calendar day of the month. ICE Data may delay or change a scheduled rebalancing or reconstitution of the Fallen Angel Index or the implementation of certain rules at its sole discretion.

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S&P GREEN BOND U.S. DOLLAR SELECT INDEX
The Green Bond Index is designed to measure the performance of U.S. dollar-denominated, green-labeled bonds. The Green Bond Index is comprised of bonds issued for qualified “green” purposes and seeks to measure the performance of U.S. dollar-denominated “green”- labeled bonds issued globally. For a bond to be eligible for inclusion in the Green Bond Index, the issuer of the bond must indicate the bond’s “green” label and the rationale behind it, such as the intended use of proceeds. As an additional filter, the bond must be flagged as “green” by Climate Bonds Initiative (“CBI”) to be eligible for inclusion in the Green B ond Index. The Green Bond Index includes supranational, corporate, government related, sovereign and securitized “green” bonds issued throughout the world (including emerging market countries), and may include both investment grade and below investment grade securities (commonly referred to as high yield securities or “junk bonds”).
The Green Bond I ndex is a market-value weighted index (subject to issuer and credit rating caps). The Green Bond Index includes bonds across sectors, countries and maturities.
The G reen Bond I ndex is market value weighted subject to the following constraints:
1. Issuers are capped at 10%.
2. If the h igh y ield portion of the Gre en Bond Index exceeds 20% , a 20% cap is applied. The excess weight is redistributed proportionally to qualifying securities that do not carry a high yield rating.
Qualifying securities must have (1) a maturity of at least 12 months at the time of issuance to be included, (2) at least one month remaining until maturity at each rebalancing date, and (3) a minimum par amount outstanding of $200 million, to be included in the Index. All bonds must be rated by at least one credit rating agency, except that non-rated bonds issued by U.S. government sponsored enterprises are eligible for inclusion up to a maximum of 10%.
The composition of the Green Bond Index is rebalanced monthly. Bonds that have defaulted are removed from the Green Bond Index at the next rebalancin g. S&P Dow Jones may delay or change a scheduled rebalancing or reconstitution of the Green Bond Index or the implementation of certain rules at its sole discretion.

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ICE BOFA GLOBAL EX-US ISSUERS HIGH YIELD CONSTRAINED INDEX
The International High Yield Index tracks the performance of below investment grade debt issued by corporations located throughout the world (which may include emerging market countries) excluding the United States, denominated in euros, U.S. dollars, Canadian dollars or pound sterling and issued in the major domestic or eurobond markets. Qualifying securities must have a below investment grade rating (in accordance with the ICE D ata ’s methodology).
International High Yield Index constituents are capitalization-weighted, based on their current amount outstanding multiplied by the market price plus accrued interest, provided the total allocation to an individual issuer does not exceed 3%.
The International High Yield Index is rebalanced on the last calendar day of the month. ICE Data may delay or change a scheduled rebalancing or reconstitution of the International High Yield Index or the implementation of certain rules at its sole discretion.

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MVIS® US INVESTMENT GRADE FLOATING RATE INDEX
The Floating Rate Index is designed to track the performance of U.S. investment grade floating rate notes with outstanding issue sizes of greater than or equal to $500 million. The Floating Rate Index is comprised of U.S. dollar-denominated floating rate notes issued by corporate entities or similar commercial entities that are public reporting companies in the United States. Floating Rate Index securities must have an investment grade rating (in accordance with the MVIS ’s methodology).
To be eligible for inclusion in the Floating Rate Index, investment grade floating rate notes must be issued by issuers that are formed as corporations, limited liability companies and similar types of entities that are engaged in a financial or commercial enterprise. Notes issued by governments, sovereigns, quasi-sovereigns, not-for-profit entities and government backed entities are not eligible.
Securities included in the Floating Rate Index must have a minimum of 0.5 years remaining to maturity.
The Floating Rate Index is calculated by Interactive Data Pricing and Reference Data, LLC (“IDC”) and maintained by IDC with Wells Fargo Securities, LLC on behalf of MVIS .
The weight of any single constituent is capped at 2.00%. The Floating Rate Index is reconstituted and rebalanced monthly. MVIS may delay or change a scheduled rebalancing or reconstitution of the Floating R ate Index or the implementation of certain rules at its sole discretion.

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J.P. MORGAN GBI–EM GLOBAL CORE INDEX
The Emerging Markets Global Core Index is designed to track the performance of bonds issued by emerging market governments and denominated in the local currency of the issuer. The Emerging Markets Global Core Index is designed to be investible and includes only those countries that are accessible by most of the international investor base. J.P. Morgan selects bonds from emerging market countries that are fixed-rate, domestic currency government bonds with greater than 13 months to maturity.
Countries eligible for inclusion in the Emerging Markets Global Core Index are countries that either meet the GNI per capita-based Index Income Ceiling ("IIC") criterion or the PPP-based Index PPP Ratio ("IPR") criterion. J.P. Morgan defines the IIC as the GNI per capital level that is adjusted every year by the growth rate of the World GNI per capita, Atlas method (current US$), provided by the World Bank annually. An existing country may be considered for removal from the index if its GNI per capita is above the Index Income Ceiling (IIC) for three consecutive years and the country’s long term foreign currency sovereign credit rating (the available ratings from all three major rating agencies: is A- /A3/A- (inclusive) or above for three consecutive years. The IPR is calculated from the one-year lagged GDP data available in IMF’s World Economic Outlook publication. The EM IPR threshold is an indexed number which tracks the changes to the World IPR. IPR = GDP (current prices, USD) / GDP (current prices, PPP dollars) * 100. IPR criterion states that a country’s IPR should be below the EM threshold for three consecutive years, to be eligible. Changes in country eligibility may warrant the re-categorization of countries into and out of the Emerging Markets Global Core Index.
The Emerging Markets Global Core Index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility, unless such regulatory or tax hurdles significantly hinder an investor’s ability to replicate the Emerging Markets Global Core Index.
Countries in the Emerging Markets Global Core Index are subject to a maximum weight of 10% and a minimum weight of 1% to 3% depending on the amount of the country’s eligible debt outstanding. The Emerging Markets Global Core Index is rebalanced monthly. J.P. Morgan may delay or change a scheduled rebalancing or reconstitution of the Emerging Markets Global Core Index or the implementation of certain rules at its sole discretion.

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MVIS® US MORTGAGE REITS INDEX
The Mortgage REITs Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded U.S. REITs that derive at least 50% of their revenues from mortgage-related activity. Mortgage-related activity includes companies or trusts that are primarily engaged in the purchase or service of commercial or residential mortgage loans or mortgage related securities .
To be initially eligible for addition to the Mortgage REITs Index, (i) companies must generate at least 50% of their revenues from (or, in certain circumstances, have at least 50% of their assets related to) mortgage-related activity (as defined above) and (ii) stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. Stocks must have a three month average daily trading volume value of at least $1 million at a review and also at the previous two reviews to be eligible for the Mortgage REITs Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months at a review and also at the previous two reviews. The Mortgage REITs Index includes stocks of publicly traded U.S. REITs that meet the eligibility requirements described above. Only REITs that are listed and incorporated in the United States will be eligible for inclusion in the Mortgage REITs Index.
The Mortgage REITs Index is calculated and maintained by Solactive AG on behalf of MVIS .
The Mortgage REITs Index is reconstituted and rebalanced quarterly. MVIS may delay or change a scheduled rebalancing or reconstitution of the Mort gage REIT s Index or the implementation of certain rules at its sole discretion.

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WELLS FARGO® HYBRID AND PREFERRED SECURITIES EX FINANCIALS INDEX
The Preferred Securities Index is designed to track the performance of convertible or exchangeable and non-convertible preferred securities listed on U.S. exchanges. The Preferred Securities Index is comprised of preferred securities listed on U.S. exchanges, including securities that, in the Wells Fargo ’s judgment, are functionally equivalent to preferred securities including, but not limited to, convertible securities, depositary preferred securities and perpetual subordinated debt, excluding securities with a “financial” industry sector classification per the Bloomberg Professional ® service (collectively, “Preferred Securities”). Functionally equivalent securities to Preferred Securities are securities that are issued and trade in similar manner to traditional perpetual preferred securities. Preferred Securities may be subject to redemption or call provisions and may include those issued by small- and medium-capitalization companies. Preferred Securities may not be securities that have a “financial” industry sector classification per the BLOOMBERG PROFESSIONAL ® service. This classification includes broker-dealers, banks, futures commission merchants, investment advisers and insurance companies but excludes REITs and Reinsurers.
Preferred Securities (or, in the case of convertible or exchangeable Preferred Securities, the securities into which they are convertible or exchangeable) must be listed on the NYSE, the NYSE Arca or NASDAQ. Preferred Securities must maintain a minimum par value of $250 million or minimum of 10 million shares outstanding. For purposes of selecting securities, Wells Fargo ’s Index Review Committee (“IRC”) does not distinguish between affiliated and non-affiliated holders. Accordingly, securities would be deemed to be outstanding even if they are held entirely by affiliates of the issuer. Preferred Securities may have fixed or floating dividends or coupons, although dividends or coupons may be subject to deferral. Preferred Securities must be denominated in U.S. dollars. Issuers may be either U.S.-based or foreign-based. Preferred Securities must be publicly registered or exempt from registration under Section 3(a)(2) of the Securities Act. Unregistered, privately placed securities are not eligible for inclusion unless they are exchangeable for registered shares, assuming eligibility criteria are otherwise met. Preferred Securities do not include auction rate preferred securities, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, or repackaged securities linked to a security, a basket of securities or an index.
The Preferred Securities Index is reconstituted and rebalanced monthly. W ells Fargo may delay or change a scheduled rebalancing or reconstitution of the Preferred Securities Index or the implementation of certain rules at its sole discretion.

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LICENSE AGREEMENTS AND DISCLAIMERS
The Adviser has entered into a licensing agreement with each Index Provider to use each Fund’s respective Index. Each Fund is entitled to use its respective Index pursuant to a sublicensing arrangement with the Adviser.
J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. J.P. Morgan Securities Inc. is a member of NYSE and SIPC. JPMorgan Chase Bank, National Association is a member of FDIC. J.P. Morgan Futures Inc. is a member of the NFA. J.P. Morgan Securities Ltd. and J.P. Morgan plc are authorized by the FSA and members of the LSE. J.P. Morgan Europe Limited is authorized by the FSA. J.P. Morgan Equities Limited is a member of the Johannesburg Securities Exchange and is regulated by the FSB. J.P. Morgan Securities (Asia Pacific) Limited is registered as an investment adviser with the Securities & Futures Commission in Hong Kong and its CE number is AAJ321. J.P. Morgan Securities Singapore Private Limited is a member of Singapore Exchange Securities Trading Limited and is regulated by the Monetary Authority of Singapore (“MAS”). J.P. Morgan Securities Asia Private Limited is regulated by the MAS and the Financial Services Agency in Japan. J.P. Morgan Australia Limited (ABN 52 002 888 011) is a licensed securities dealer.
The Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF are not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF or any member of the public regarding the advisability of investing in securities generally, or in the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF particularly or the Emerging Markets Global Core Index to track general bond market performance. J.P. Morgan’s only relationship to the Adviser is the licensing of the Emerging Markets Global Core Index which is determined, composed and calculated by J.P. Morgan without regard to the Adviser or the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF. J.P. Morgan has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF into consideration in determining, composing or calculating the Emerging Markets Global Core Index. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF.
THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF, IS PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF THE VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR THE SHARES OF THE VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EMERGING MARKETS GLOBAL CORE INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK VECTORS J.P. MORGAN LOCAL CURRENCY BOND ETF, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE EMERGING MARKETS GLOBAL CORE INDEX.
The indexes may not be copied, used, or distributed without J.P. Morgan’s prior written approval. J.P. Morgan and the J.P. Morgan index names are service mark(s) of J.P. Morgan or its affiliates and have been licensed for use for certain purposes by VanEck. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any J.P. Morgan trade name, trademark or service mark to sponsor, endorse, market or promote this Financial Product or any other financial product without first contacting J.P. Morgan to determine whether J.P. Morgan’s permission is required. Under no circumstances may any person or entity claim any affiliation with J.P. Morgan without the prior written permission of J.P. Morgan. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. Copyright 2020, J.P. Morgan Chase & Co. All rights reserved.
The Adviser has entered into a licensing agreement with MVIS to use each of the BDC Index, EM Aggregate Bond Index, Floating Rate Index and Mortgage REITs Index ( each an "MVIS Index ," and toge t her , the "MVIS Ind ices") . Each of VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF and VanEck Vectors Mortgage REIT Income ETF ( each an "MVIS Index ETF," and tog ether , the "MVIS Index ETFs") is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

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LICENSE AGREEMENTS AND DISCLAIMERS (continued)
Shares of the MVIS In dex ETFs are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of Shares of the MVIS Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the Shares of the MVIS Index ETFs particularly or the ability of the MVIS Indices to track the performance of its respective securities market. MVIS’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the MVIS Indices that is determined, composed and calculated by MVIS without regard to the Adviser or the Shares of the MVIS Index ETFs . MVIS has no obligation to take the needs of the Adviser or the owners of Shares of the MVIS Index ET Fs into consideration in determining, composing or calculating the MVIS Ind ices . MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the MVIS Index ETFs to be issued or in the determination or calculation of the equation by which the Shares of the MVIS Index ETFs are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of the MVIS Index ETFs .
MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MVIS INDICES OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE MVIS INDEX ETFS , OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MVIS INDICES OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MVI S INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Shares of the MVIS Index ETFs are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MVIS Indices and/or its trade mark or its price at any time or in any other respect. The MVIS Indices are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the MVIS Indices are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the MVIS Ind ices to third parties including but not limited to investors and/or financial intermediaries of t he MVIS Index ETFs . Neither publication of the MVIS Indices by Solactive AG nor the licensing of the MVIS Indices or its trade mark for the purpose of use in connection with th e MVIS Index ETFs constitutes a recommendation by Solactive AG to invest capital in the MVIS Index ETFs nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the MVIS I n dex ETFs . Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the pro spectus of the MVIS In dex ET F s .
VanEck Vectors Investment Grade Floating Rate ETF is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or any of their affiliates. The MVIS US Investment Grade Floating Rate Index is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Wells Fargo to create and maintain and with Interactive Data Pricing and Reference Data, LLC to calculate the Floating Rate Index. Neither Wells Fargo nor Interactive Data Pricing and Reference Data, LLC guarantees the accuracy and/or completeness of the Floating Rate Index or of any data supplied by it or its agents or makes any warranty as to the results to be obtained from investing in the Fund or tracking the Floating Rate Index. The Floating Rate Index is calculated by Interactive Data Pricing and Reference, LLC, which is not an adviser for or fiduciary to the Fund, and, like Wells Fargo, is not responsible for any direct, indirect or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. The VanEck Vectors Investment Grade Floating Rate ETF is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. BofA ® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. ICE is a service/trade mark of ICE Data or its affiliates. Such trademarks have been licensed, along with the ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index, ICE US Fallen Angel High Yield 10% Constrained Index, ICE BofA Global Ex-US Issuers High Yield Constrained Index (collectively, the “Indices”) for use by Van Eck Associates Corporation in connection with VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF (collectively, the “Products”). Neither Van Eck Associates Corporation (the “Licensee”) nor the Products, as applicable, are sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Products particularly, the Licensee or the ability of the Indices to track general stock market performance. ICE Data’s only relationship to the Licensee is the licensing of certain trademarks and trade names and the Indices or components thereof. The Indices are determined, composed and calculated by ICE Data without regard to the Licensee or the Products or its holders. ICE Data has no obligation to take the needs of the Licensee or the holders of the Products into consideration in determining, composing or calculating the Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Products to be issued or in the determination or calculation of the equation by which the Products are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Licensee or

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any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Products. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

The Green Bond Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the Adviser. S&P ® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones ® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by the Adviser. VanEck Vectors Green Bond ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of VanEck Vectors Green Bond ETF or any member of the public regarding the advisability of investing in securities generally or in VanEck Vectors Green Bond ETF particularly or the ability of the Green Bond Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Green Bond Index is the licensing of the Green Bond Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Green Bond Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or VanEck Vectors Green Bond ETF. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of VanEck Vectors Green Bond ETF into consideration in determining, composing or calculating the Green Bond Index. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of VanEck Vectors Green Bond ETF or the timing of the issuance or sale of VanEck Vectors Green Bond ETF or in the determination or calculation of the equation by which VanEck Vectors Green Bond ETF is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of VanEck Vectors Green Bond ETF. There is no assurance that investment products based on the Green Bond Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by VanEck Associates Corporation. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P ® is a registered trademark of S&P Global and Dow Jones ® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
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115

LICENSE AGREEMENTS AND DISCLAIMERS (continued)
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116

FINANCIAL HIGHLIGHTS
The financial highlights tables which follow are intended to help you understand the Funds’ financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

117

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

	BDC Income ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$16.55	$16.10	$19.17	$16.43	$18.56
Income from investment operations:
Net investment income	1.54 (a)	1.59 (a)	1.52 (a)	1.54	1.59
Net realized and unrealized gain (loss) on
investments	(5.86)	0.41	(3.04)	2.67	(2.20)
Total from investment operations	(4.32)	2.00	(1.52)	4.21	(0.61)
Less:
Dividends from net investment income	(1.48)	(1.55)	(1.55)	(1.47)	(1.52)
Net asset value, end of year	$10.75	$16.55	$16.10	$19.17	$16.43
Total return (b)	(27.77)%	13.27%	(8.08)%	26.67%	(2.98)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$169,799	$206,815	$177,926	$183,067	$85,454
Ratio of gross expenses to average net assets	0.48%	0.47%	0.49%	0.52%	0.58%
Ratio of net expenses to average net assets	0.41%	0.41%	0.41%	0.41%	0.41%
Ratio of net expenses to average net assets
excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net
assets	9.95%	9.73%	8.85%	9.12%	9.87%
Portfolio turnover rate (c)	22%	13%	19%	23%	23%

(a) Calculated based upon average shares outstanding
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c) Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

118

For a share outstanding throughout each year:

	Emerging Markets Aggregate Bond ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$20.80	$21.42	$21.64	$21.68	$22.41
Income from investment operations:
Net investment income	1.00 (a)	1.00 (a)	0.96 (a)	0.98	0.95
Net realized and unrealized loss on
investments	(1.33)	(0.63)	(0.15)	(0.08)	(0.70)
Total from investment operations	(0.33)	0.37	0.81	0.90	0.25
Less:
Dividends from net investment income	(0.86)	(0.48)	(0.71)	(0.62)	(0.37)
Return of capital	(0.15)	(0.51)	(0.32)	(0.32)	(0.61)
Total dividends and distributions	(1.01)	(0.99)	(1.03)	(0.94)	(0.98)
Net asset value, end of year	$19.46	$20.80	$21.42	$21.64	$21.68
Total return (b)	(1.83)%	1.91%	3.78%	4.27%	1.33%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$14,593	$14,558	$14,993	$15,150	$15,179
Ratio of gross expenses to average net assets	1.49%	0.92%	1.12%	1.26%	1.21%
Ratio of net expenses to average net assets	0.35%	0.36%	0.49%	0.49%	0.49%
Ratio of net expenses to average net assets
excluding interest expense	0.35%	0.36%	0.49%	0.49%	0.49%
Ratio of net investment income to average net
assets	4.75%	4.85%	4.38%	4.60%	4.61%
Portfolio turnover rate (c)	12%	25%	20%	11%	13%

	Emerging Markets High Yield Bond ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$23.34	$23.83	$24.86	$23.37	$24.51
Income from investment operations:
Net investment income	1.42 (a)	1.33 (a)	1.33 (a)	1.46	1.64
Net realized and unrealized gain (loss) on
investments	(2.77)	(0.46)	(1.01)	1.50	(1.13)
Total from investment operations	(1.35)	0.87	0.32	2.96	0.51
Less:
Dividends from net investment income	(1.45)	(1.36)	(1.35)	(1.47)	(1.65)
Net asset value, end of year	$20.54	$23.34	$23.83	$24.86	$23.37
Total return (b)	(6.27)%	3.93%	1.28%	13.04%	2.38%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$308,093	$261,456	$371,678	$372,926	$247,709
Ratio of gross expenses to average net assets	0.47%	0.46%	0.45%	0.47%	0.50%
Ratio of net expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net expenses to average net assets
excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net
assets	6.19%	5.81%	5.43%	6.13%	6.93%
Portfolio turnover rate (c)	28%	27%	40%	39%	42%

(a)   Calculated based upon average shares outstanding
(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)   Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

119

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

	Fallen Angel High Yield Bond ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$29.00	$29.19	$29.65	$27.14	$27.66
Income from investment operations:
Net investment income	1.54 (a)	1.64 (a)	1.54 (a)	1.56	1.39
Net realized and unrealized gain (loss) on
investments	(2.16)	(0.24)	(0.40)	2.62	(0.51)
Total from investment operations	(0.62)	1.40	1.14	4.18	0.88
Less:
Dividends from net investment income	(1.54)	(1.59)	(1.51)	(1.58)	(1.34)
Distributions from net realized capital gains	—	—	(0.09)	(0.09)	(0.06)
Total dividends and distributions	(1.54)	(1.59)	(1.60)	(1.67)	(1.40)
Net asset value, end of year	$26.84	$29.00	$29.19	$29.65	$27.14
Total return (b)	(2.38)%	5.04%	3.86%	15.86%	3.59%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,682,792	$975,916	$1,223,107	$855,380	$145,182
Ratio of gross expenses to average net assets	0.43%	0.45%	0.44%	0.46%	0.65%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.40%
Ratio of net expenses to average net assets
excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.40%
Ratio of net investment income to average net
assets	5.35%	5.76%	5.16%	5.61%	6.27%
Portfolio turnover rate (c)	68%	29%	20%	32%	39%

	Green Bond ETF
	For the Year Ended April 30,			For the Period March 3, 2017(d) through April 30, 2017
	2020	2019	2018
Net asset value, beginning of period	$25.87	$26.54	$25.44	$24.75
Income from investment operations:
Net investment income	0.58 (a)	0.34 (a)	0.29 (a)	0.04
Net realized and unrealized gain (loss) on
investments	1.00	(0.68)	1.16	0.67
Total from investment operations	1.58	(0.34)	1.45	0.71
Less:
Dividends from net investment income	(0.50)	(0.29)	(0.35)	(0.02)
Distributions from net realized capital gains	—	—	0.00 (g)	—
Return of capital	(0.10)	(0.04)	—	—
Total dividends and distributions	(0.60)	(0.33)	(0.35)	(0.02)
Net asset value, end of period	$26.85	$25.87	$26.54	$25.44
Total return (b)	6.17%	(1.25)%	5.72%	2.86	%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$32,225	$25,870	$17,254	$5,088
Ratio of gross expenses to average net assets	0.83%	1.02%	1.56%	5.49	%(f)
Ratio of net expenses to average net assets	0.23%	0.33%	0.40%	0.40	%(f)
Ratio of net expenses to average net assets
excluding interest expense	0.23%	0.33%	0.40%	0.40	%(f)
Ratio of net investment income to average net
assets	2.17%	1.32%	1.10%	1.03	%(f)
Portfolio turnover rate (c)	83%	28%	26%	0	%(e)

Please see next page for corresponding footnotes.

120

(a) Calculated based upon average shares outstanding
(b)Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)Commencement of operations
(e)Not Annualized
(f)Annualized
(g)Amount represents less than $0.005 per share.

121

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

	International High Yield Bond ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$24.54	$25.20	$24.90	$24.20	$25.00
Income from investment operations:
Net investment income	1.26 (a)	1.13 (a)	1.07 (a)	1.24	1.30
Net realized and unrealized gain (loss) on
investments	(2.33)	(0.65)	0.39	0.65	(0.80)
Total from investment operations	(1.07)	0.48	1.46	1.89	0.50
Less:
Dividends from net investment income	(1.17)	(1.08)	(1.02)	(0.83)	(1.00)
Return of capital	(0.09)	(0.06)	(0.14)	(0.36)	(0.30)
Total dividends and distributions	(1.26)	(1.14)	(1.16)	(1.19)	(1.30)
Net asset value, end of year	$22.21	$24.54	$25.20	$24.90	$24.20
Total return (b)	(4.67)%	2.08%	5.91%	8.04%	2.29%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$88,833	$112,878	$171,358	$129,478	$130,686
Ratio of gross expenses to average net assets	0.62%	0.54%	0.52%	0.54%	0.61%
Ratio of net expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net expenses to average net assets
excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net
assets	5.17%	4.66%	4.19%	4.95%	5.48%
Portfolio turnover rate (c)	37%	32%	41%	34%	20%

	Investment Grade Floating Rate ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$25.25	$25.32	$25.14	$24.77	$24.94
Income from investment operations:
Net investment income	0.68 (a)	0.77 (a)	0.52 (a)	0.33	0.20
Net realized and unrealized gain (loss) on
investments	(0.61)	(0.10)	0.13	0.36	(0.18)
Total from investment operations	0.07	0.67	0.65	0.69	0.02
Less:
Dividends from net investment income	(0.71)	(0.74)	(0.47)	(0.32)	(0.19)
Distributions from net realized capital gains	—	—	—	—	—
Total dividends and distributions	(0.71)	(0.74)	(0.47)	(0.32)	(0.19)
Net asset value, end of year	$24.61	$25.25	$25.32	$25.14	$24.77
Total return (b)	0.26%	2.71%	2.59%	2.80%	0.10%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$461,416	$541,507	$377,199	$148,322	$79,273
Ratio of gross expenses to average net assets	0.40%	0.40%	0.41%	0.46%	0.48%
Ratio of net expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14%
Ratio of net expenses to average net assets
excluding interest expense	0.14%	0.14%	0.14%	0.14%	0.14%
Ratio of net investment income to average net
assets	2.70%	3.05%	2.06%	1.40%	0.81%
Portfolio turnover rate (c)	40%	30%	28%	46%	36%

(a)Calculated based upon average shares outstanding
(b)Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

122

For a share outstanding throughout each year:

	J.P. Morgan EM Local Currency Bond ETF #
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$33.11	$37.56	$37.24	$37.90	$41.10
Income from investment operations:
Net investment income	2.00 (a)	2.14 (a)	2.18 (a)	2.56	2.08 (a)
Net realized and unrealized gain (loss) on
investments	(3.75)	(4.45)	0.40	(1.34)	(3.24)
Total from investment operations	(1.75)	(2.31)	2.58	1.22	(1.16)
Less:
Dividends from net investment income	(0.48)	(1.36)	(1.98)	(0.60)	—
Return of capital	(1.52)	(0.78)	(0.28)	(1.28)	(2.04)
Total dividends and distributions	(2.00)	(2.14)	(2.26)	(1.88)	(2.04)
Net asset value, end of year	$29.36	$33.11	$37.56	$37.24	$37.90
Total return (b)	(5.79)%	(6.05)%	7.05%	3.41%	(2.47)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$3,338,504	$5,331,912	$5,645,038	$3,354,751	$1,489,642
Ratio of gross expenses to average net assets	0.36%	0.41%	0.46%	0.48%	0.51%
Ratio of net expenses to average net assets	0.30%	0.31%	0.44%	0.47%	0.47%
Ratio of net expenses to average net assets
excluding interest expense	0.30%	0.31%	0.44%	0.47%	0.47%
Ratio of net investment income to average net
assets	6.05%	6.35%	5.69%	5.60%	5.69%
Portfolio turnover rate (c)	39%	36%	28%	37%	34%

	Mortgage REIT Income ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year.	$23.63	$22.71	$24.49	$20.03	$23.59
Income from investment operations:
Net investment income	1.45 (a)	1.68 (a)	1.70 (a)	1.81	2.12
Net realized and unrealized gain (loss) on
investments	(11.90)	0.94	(1.59)	4.38	(3.71)
Total from investment operations	(10.45)	2.62	0.11	6.19	(1.59)
Less:
Dividends from net investment income	(1.45)	(1.67)	(1.81)	(1.73)	(1.90)
Return of capital	(0.31)	(0.03)	(0.08)	—	(0.07)
Total dividends and distributions	(1.76)	(1.70)	(1.89)	(1.73)	(1.97)
Net asset value, end of year	$11.42	$23.63	$22.71	$24.49	$20.03
Total return (b)	(46.63)%	12.00%	0.32%	32.15%	(6.66)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$119,303	$174,871	$131,732	$148,143	$96,150
Ratio of gross expenses to average net assets	0.50%	0.49%	0.49%	0.54%	0.57%
Ratio of net expenses to average net assets	0.41%	0.42%	0.41%	0.41%	0.41%
Ratio of net expenses to average net assets
excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net
assets	6.70%	7.19%	7.13%	8.25%	10.27%
Portfolio turnover rate (c)	16%	35%	21%	24%	16%

(a) Calculated based upon average shares outstanding
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c) Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#   On October 26, 2018, The Fund effected a 1 for 2 reverse share split (See Note 11). Per share data prior to October 26, 2018 has been adjusted to reflect the reverse share split.

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FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

	Preferred Securities ex Financials ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$19.37	$19.09	$20.12	$20.34	$20.75
Income from investment operations:
Net investment income	1.06 (a)	1.13 (a)	1.10 (a)	1.15	1.20
Net realized and unrealized gain (loss) on
investments	(1.12)	0.32	(0.98)	(0.19)	(0.48)
Total from investment operations	(0.06)	1.45	0.12	0.96	0.72
Less:
Dividends from net investment income	(1.08)	(1.17)	(1.14)	(1.18)	(1.13)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(1.08)	(1.17)	(1.15)	(1.18)	(1.13)
Net asset value, end of year	$18.23	$19.37	$19.09	$20.12	$20.34
Total return (b)	(0.54)%	7.90%	0.57%	4.88%	3.77%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$689,029	$584,116	$498,248	$437,716	$310,138
Ratio of gross expenses to average net assets	0.44%	0.46%	0.45%	0.46%	0.49%
Ratio of net expenses to average net assets	0.41%	0.41%	0.41%	0.41%	0.41%
Ratio of net expenses to average net assets
excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net
assets	5.41%	5.92%	5.57%	5.70%	6.05%
Portfolio turnover rate (c)	45%	31%	47%	31%	27%

(a)Calculated based upon average shares outstanding
(b)Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

124

PREMIUM/DISCOUNT INFORMATION
Information regarding how often the closing trading price of the Shares of each Fund was above ( i.e. , at a premium) or below ( i.e. , at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.vaneck.com.

GENERAL INFORMATION
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.
OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund (except VanEck Vectors BDC Income ETF). Registered investment companies are permitted to invest in the Funds (except VanEck Vectors BDC Income ETF) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with such Fund.
The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Fund’s shareholders and the Trust, the Fund, the Adviser and/or the Trustees. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) any Fund, including contracts with the Adviser or other parties who provide services to the Fund.
Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.
ADDITIONAL INFORMATION
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits are available on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion

125

GENERAL INFORMATION (continued)
of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ Distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 800.826.2333.
Shareholder inquiries may be directed to the Funds in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.
The Funds’ SAI is available at www.vaneck.com.
(Investment Company Act file no. 811-10325)

126

For more detailed information about the Funds, see the SAI dated September 1, 20 20 , as may be supplemented from time to time. Additional information about the Funds’ investments is or will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports, when available, by visiting the VanEck website at www.vaneck.com.
Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Transfer Agent: State Street Bank and Trust Company SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333 vaneck.com
INCOMEPRO

PROSPECTUS September 1, 2020
VANECK VECTORS®
Muni Allocation ETF  MAAXTM

Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc.
The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333 vaneck.com

VANECK VECTORS® MUNI ALLOCATION ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The investment objective of VanEck Vectors ® Muni Allocation ETF 1 (the “Fund”) is maximum long-term after-tax return, consisting of capital appreciation and income generally exempt from federal income tax (other than federal alternative minimum tax (“AMT”)).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.08%
Other Expenses(a)(b)	0.00%
Acquired Fund Fees and Expenses (c)	0.27%
Total Annual Fund Operating Expenses(a)	0.35%
(a) Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2021.

(b) Other expenses have been restated to reflect current fees .

(c) " Acquired Fund Fees and Expenses” reflect the Fund’s pro rata portion of the expenses charged by other investment companies in which the Fund invests, including VanEck Vectors exchange-traded funds and funds which invest exclusively in money market instruments. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the period from May 15, 2019 (the Fund's commencement of operati ons) through April 30, 2020 , the Fund’s portfolio turnover rate was 162% of the average value of its portfolio.
1 Prior to September 1, 2020, the Fund's name was VanEck Vector s ® Municipa l Allocation ETF .

1

VANECK VECTORS® MUNI ALLOCATION ETF (continued)
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT). The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, primarily in VanEck Vectors ETFs that are registered under the applicable federal securities laws and that invest in publicly traded municipal bonds that cover the U.S. dollar-denominated investment grade and below investment grade (high yield or "junk" bonds) tax-exempt bond market. While the Adviser currently anticipates that the Fund will invest primarily in other VanEck Vectors ETFs, the Fund may also invest in unaffiliated exchange-traded products ("ETPs"), which could include ETFs and closed-end funds , that invest in municipal bonds . The Fund does not have any limits on its investments in below investment grade securities ("junk" bonds), and the Fund will have indirect exposure to below investment grade securities through its investments in ETPs. The Fund’s investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT) may not be changed without shareholder approval. The Fund may count investments that generate income subject to the AMT toward its 80% investment policy. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Adviser primarily uses a proprietary, rules-based allocation model (the “Municipal Allocation Model”), which considers various inputs to guide asset allocation decisions and select ETPs that provide exposure to tax-exempt investments and that the Adviser believes will offer enhanced risk-adjusted returns. The term “risk-adjusted returns” does not imply that the Adviser employs low-risk strategies or that an investment in the Fund should be considered a low-risk or no risk investment. The Municipal Allocation Model uses various indicators to generate allocation signals among tax-exempt investments. These signals are used as inputs to determine ETP allocation and individual portfolio weights.
The Municipal Allocation Model utilizes various indicators to identify periods of credit and duration risk. These indicators measure various risk metrics, which include but are not limited to, market prices and trends, volatility (i.e., the measure of historic and/or predicted future variation of returns for a given security or market index), yield spreads (i.e., the difference between yields on differing fixed income securities of varying maturities, credit ratings and risk), and relative yield ratios (i.e., the yield on a security relative to the yield on a benchmark security). The Adviser anticipates that the Municipal Allocation Model will evolve over time and may incorporate additional indicators and/or remove or modify existing indicators.
The Adviser allocates the Fund’s assets to those ETPs that it believes will have returns that, in the aggregate, closely correlate (before fees and expenses) to the returns of the Municipal Allocation Model. The Municipal Allocation Model typically adjusts its allocation signals on a monthly basis, and the Adviser may adjust the Fund's portfolio allocation as needed in response to such changes in the Municipal Allocation Model. The Fund may engage in active and frequent trading of portfolio securities.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Fund of Funds Risk. The performance of the Fund is dependent on the performance of underlying funds. The Fund is subject to the risks of the underlying funds’ investments. In addition, the Fund’s shareholders will indirectly bear the expenses of the underlying funds, absorbing duplicative levels of fees with respect to investments in the underlying funds. In addition, at times certain segments of the market represented by the underlying funds may be out of favor and underperform other segments.
Risk of ETPs. The Fund may be subject to the following risks as a result of its investments in ETPs:
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue

2

from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
Credit Risk. Debt securities are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely on securities. Debt securities are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, issuers of high yield securities may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, an ETP may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and an ETP’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for an ETP to sell certain securities in connection with a rebalancing of its index, if applicable. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in an ETP’s NAV.
Tax Risk. There is no guarantee that an ETP’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the ETP’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the ETP to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Interest Rate Risk . Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. A low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Call Risk. An ETP may invest in callable debt securities. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their debt securities before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the ETP is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the ETP’s net investment income.

3

VANECK VECTORS® MUNI ALLOCATION ETF (continued)
State Concentration Risk. Certain of the ETPs may invest a significant portion of its assets in municipal obligations of issuers located in a particular state or states. Consequently, the Fund may be affected by political, economic, regulatory and other developments within the state or states and by the financial condition of the state's or states' political subdivisions, agencies, instrumentalities and public authorities.
Concentration Risk. Certain of the ETPs may be concentrated in a particular sector or sectors or industry or group of industries. To the extent that an ETP is concentrated in a particular sector or sectors or industry or group of industries, the ETP will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industry or groups of industries may negatively impact the ETP to a greater extent than if the ETP’s assets were invested in a wider variety of sectors or industries.
High Portfolio Turnover Ris k . The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. High portfolio turnover may also result in higher taxes when Fund Shares are held in a taxable account.
Model and Data Ris k . Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data (“Models and Data”). Models and Data are used to construct sets of transactions and investments, and to provide risk management insights. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.
Management R is k . The Fund is subject to management risk because it is an actively managed ETF. In managing the Fund’s portfolio, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Market Risk . Both the Fund and the ETPs in which the Fund may invest are subject to market risk. The prices of the securities in the Fund or an ETP are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund or an ETP may lose money.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold, or the shareholder may be unable to sell his or her Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

4

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds .
PERFORMANCE
The Fund commenced operations on May 15, 2019 and therefore does not have a performance history for a full calendar year. The Fund’s financial performance for the Fund’s first fiscal period is included in the “Financial Highlights” section of the Prospectus. Visit www.vaneck.com for current performance figures.
PORTFOLIO MANAGEMENT
Investment Adviser . Van Eck Associates Corporation.
Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
David Schassler	Portfolio Manager	May 2019
John Lau	Deputy Portfolio Manager	September 2020

PURCHASE AND SALE OF FUND SHARES
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a b roker or deal er at a market price . Shares of the Fund are listed on the Exchange , and because Shares trade at market prices rather than NAV , Shares of the Fund may trade at a price greater than NAV ( i.e. , a “premium”) or less than NAV ( i.e., a “discount”).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
The Fund expects to distribute net investment income , if any, at least monthly, and any net realized long-term or short-term capital gains annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements. Dividends paid by the Fund that are properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from U.S. federal income taxes. Such distributions will generally be subject to state income taxes.
Distributions from the Fund’s net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, are taxable to you as ordinary income.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

5

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT). The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, primarily in VanEck Vectors ETFs that are registered under the applicable federal securities laws and that invest in publicly traded municipal bonds that cover the U.S. dollar-denominated investment grade and below investment grade (high yield or "junk" bonds) tax-exempt bond market. While the Adviser currently anticipates that the Fund will invest primarily in other VanEck Vectors ETFs, the Fund may also invest in unaffiliated exchange-traded products ("ETPs"), which could include ETFs and closed-end funds , that inve st in m unic ipal bonds . The Fund does not have any limits on its investments in below investment grade securities ("junk" bonds), and the Fund will have indirect exposure to below investment grade securities through its investments in ETPs. The Adviser anticipates that the underlying ETPs will primarily invest in general obligation and revenue bonds. The Fund’s investment to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT) may not be changed without shareholder approval. The Fund may count investments that generate income subject to the AMT toward its 80% investment policy.
Van Eck Associates Corporation (the “Adviser”) primarily uses a proprietary, rules-based allocation model (the “Municipal Allocation Model”), which considers various inputs to guide asset allocation decisions and select ETPs that provide exposure to tax-exempt investments and that the Adviser believes will offer enhanced risk-adjusted returns. The term "risk-adjusted returns" does not imply that the Adviser employs low-risk strategies or that an investment in the Fund should be considered a low-risk or no risk investment. The Municipal Allocation Model uses various indicators to generate allocation signals among tax-exempt investments. These signals are used as inputs to determine ETPs allocation and individual portfolio weights.
The Municipal Allocation Model utilizes various indicators to identify periods of credit and duration risk. These indicators measure various risk metrics, which include but are not limited to, market prices and trends, volatility, (i.e., the measure of historic and/or predicted future variation of returns for a given security or market index), yield spreads (i.e., the difference between yields on differing fixed income securities of varying maturities, credit ratings and risk), and relative yield ratios (i.e., the yield on a security relative to the yield on a benchmark security). The Adviser anticipates that the Municipal Allocation Model will evolve over time and may incorporate additional indicators and/or remove or modify existing indicators. Any such changes to the Municipal Allocation Model would be made to, in the Adviser's opinion, assist the Fund in achieving its investment objective.
The Adviser allocates the Fund’s assets to those ETPs that it believes will have returns that, in the aggregate, closely correlate (before fees and expenses) to the returns of the Municipal Allocation Model. The Municipal Allocation Model typically adjusts its allocation signals on a monthly basis, and the Adviser may adjust the Fund's portfolio allocation as needed in response to such changes in the Municipal Allocation Model. The Fund may engage in active and frequent trading of portfolio securities.
A portion of the Fund's assets may be held in cash or cash equivalents including, but not limited to, money market instruments, US. Treasury bills, treasury inflation-protected securities, interests in short-term investments funds or shares of money market or short-term bond funds. The Adviser currently anticipates investing in 1- to 3-month U.S. Treasury Bills when a portion of the Fund's assets are allocated to cash or cash equivalents.
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
The Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except for the Fund’s fundamental investment policy to invest at least 80% of its assets in investments the income from which is exempt from U.S. federal income tax (other than AMT) (which may only be changed with shareholder approval) or as otherwise noted in the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.” Shareholders will be given notice of material changes to the Fund’s investment objective or other non-fundamental investment policies.
RISKS OF INVESTING IN THE FUND
The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section followed by additional risk information.
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Fund of Funds Risk. The performance of the Fund is dependent on the performance of underlying funds. The Fund is subject to the risks of the underlying funds’ investments. In addition, the Fund’s shareholders will indirectly bear the expenses of the underlying funds, absorbing duplicative levels of fees with respect to investments in the underlying funds. In addition, at times certain segments of the market represented by the underlying funds may be out of favor and underperform other segments.

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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS (continued)
Risk of ETPs. The Fund may be subject to the following risks as a result of its investments in ETPs:
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market   related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source.
Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.
Credit Risk. Debt securities are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely on securities. Debt securities are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, an ETP may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and an ETP’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for an ETP to sell certain securities in connection with a rebalancing of its index, if applicable. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in an ETP’s NAV. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
Tax Risk. There is no guarantee that an ETP’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the ETP’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the ETP to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

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Additionally, tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017 which contained certain provisions that may affect ETPs in which the Fund invests. Under prior law, the tax-exemption for interest from state and local bonds generally applied to refunded bonds with certain limitations on advance refunding bonds. Advance refunding bonds are bonds that are issued more than 90 days before the redemption of the refunded bond. Under the Act, interest income from advance refunding bonds will now be considered to be taxable interest income for any advance refundings that occur after December 31, 2017. Additionally, the applicability of certain provisions of the Act remain unclear as legislative and / or interpretive guidance has not yet been issued by Treasury and the IRS. These provisions could lead to an increase in taxable income distributed to shareholders of the ETPs which would in turn, lead to higher taxable distributions by the Fund.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. A low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions.
Measures taken by the Federal Reserve Board may affect the money supply and as a result of these measures, an ETF may face a heightened interest rate risk.
In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. To the extent an ETP invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates may cause the value of an ETP’s investments to decline significantly.
In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Call Risk. An ETP may invest in callable debt securities. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their debt securities before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the ETP is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the ETP’s net investment income. An ETP also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
State Concentration Risk. Certain of the ETPs may invest a significant portion of its assets in municipal obligations of issuers located in a particular state or states. Consequently, the Fund may be affected by political, economic, regulatory and other developments within the state or states and by the financial condition of the state's or states' political subdivisions, agencies, instrumentalities and public authorities.
Concentration Risk. Certain of the ETPs may be concentrated in a particular sector or sectors or industry or group of industries. To the extent that an ETP is concentrated in a particular sector or sectors or industry or group of industries, the ETP will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industry or groups of industries may negatively impact the ETP to a greater extent than if the ETP’s assets were invested in a wider variety of sectors or industries.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. High portfolio turnover may also result in higher taxes when Fund Shares are held in a taxable account.
Model and Data Ri s k . Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data (“Models and Data”). Models and Data are used to construct sets of transactions and investments, and to provide risk management insights. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS (continued)
Management Ris k. The Fund is subject to management risk because it is an actively managed ETF. In managing the Fund’s portfolio, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Operational Ris k. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as Authorized Participants (“APs”), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to net asset value (“NAV”) and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While the Fund’s Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will develop or be maintained . Further, secondary markets may be subject to irregular trading activity, market dislocations, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Market Ri sk . Both the Fund and the ETPs in which the Fund may invest are subject to market risk. The prices of the securities in the Fund or an ETP are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or underperform other investments. An investment in the Fund or an ETP may lose money.
Fund Shares Tra ding , Premium/Discount Risk and Liquidity of Fund Share s . Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares may fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units (defined herein) , the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of the Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s NAV. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.

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Non-Diversified Risk. The Fund is a separate investment portfolio of VanEck Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” fund under the 1940 Act. Moreover, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on each the Fund’s NAV and may make the Fund more volatile than more diversified funds.
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES
The Fund may also invest in securities issued by other investment companies, equity securities, fixed income securities and money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments. For temporary defensive purposes, the Fund may invest without limit in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments. The Fund may also pursue temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.
BORROWING MONEY
The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. The Fund intends to enter into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a regulated investment company. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Leverage generally has the effect of increasing the amount of loss or gain the Fund might realize, and may increase volatility in the value of the Fund’s investments.
LENDING PORTFOLIO SECURITIES
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives cash, U.S. government securities and stand-by letters of credit not issued by the Fund's bank lending agent equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk that it may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of any cash collateral or in the value of investments made with the cash collateral. These events could trigger adverse tax consequences for the Fund. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income.
ADDITIONAL NON-PRINCIPAL RISKS
Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate or index. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if the Fund invested directly in the underlying securities, currencies or other assets.
Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage, and may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.
Many derivative transactions are entered into “over-the-counter” without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time, and the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.
In November 2019, the Securities and Exchange Commission ("SEC") published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the fund would need to trade derivatives and other transactions that create future payment or delivery obligations (except reverse

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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS (continued)
repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. The fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the fund is a limited derivatives user, but for the fund subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Temporary Defensive Strategy. When the Fund utilizes a temporary defensive strategy, it may not achieve its investment objective.
INFORMATION ABOUT UNDERLYING FUNDS AND ETPs
Under normal circumstances, the Fund intends to invest primarily in VanEck Vectors ETPs that are registered under the federal securities laws and that invest in publicly traded municipal bonds that cover the U.S. dollar-denominated investment grade and below investment grade (“high yield”) tax-exempt bond market. The following table sets forth (i) the names of the underlying funds, and (ii) brief descriptions of the underlying funds’ investment objectives and principal investment strategies. The list of underlying funds is subject to change at the discretion of the Adviser without notice to shareholders. In addition, the investment objective(s) and principal investment strategies of each underlying fund are subject to change without notice to shareholders.
Prospectuses for the VanEck ETPs can be obtained at www.vaneck.com.

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Fund Name	Investment Objective(s) and Principal Investment Strategies
VanEck Vectors Intermediate Muni ETF	VanEck Vectors Intermediate Muni ETF (the “Intermediate Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index (the “Intermediate Index”). The Intermediate Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Intermediate Index. The Intermediate Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated intermediate term tax-exempt bond market.

VanEck Vectors Long Muni ETF	VanEck Vectors Long Muni ETF (the “Long Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays AMT-Free Long Continuous Municipal Index (the “Long Index”). The Long Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Long Index. The Long Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market.

VanEck Vectors Short Muni ETF	VanEck Vectors Short Muni ETF (the “Short Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays AMT-Free Short Continuous Municipal Index (the “Short Index”). The Short Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Short Index. The Short Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax-exempt bond market.

VanEck Vectors High Yield Muni ETF	VanEck Vectors High Yield Muni ETF (the “High Yield Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays Municipal Custom High Yield Composite Index (the “High Yield Index”). The High Yield Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The High Yield Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated high yield long-term tax-exempt bond market.

VanEck Vectors Short High Yield Muni ETF	VanEck Vectors Short High Yield Muni ETF (the “Short High Yield Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays Municipal High Yield Short Duration Index (the “Short High Yield Index”). The Short High Yield Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The Short High Yield Index is composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield short-term tax-exempt bond market.

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TAX ADVANTAGED PRODUCT STRUCTURE
Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of the Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on the Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND
Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund’s SAI.
Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation (“VEAC”) with respect to the Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serve s as the adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. As of June 30 , 20 20 , the Adviser managed approximately $ 55.4 billion in assets. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017.
A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ending October 31, 2019. Pursuant to the Investment Management Agreement, the Adviser is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to the Fund, the Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.08% of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least September 1, 2021.
Prior to November 1, 2019, the Fund paid the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.08%. From time to time, the Adviser could waive all or a portion of its fee. Until September 1, 2020, the Adviser had agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund) from exceeding 0.08% of its average daily net assets per year. Prior to November 1, 2019, the Fund was responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select one or more sub-advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser.
The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including applicable fee arrangements, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit the Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the

13

MANAGEMENT OF THE FUND (continued)
management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.
Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Fund (the “Administrator”), and State Street Bank and Trust Company is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.
Distributor. Van Eck Securities Corporation is the distributor of the Shares (the " Dist ributor") . The Distributor will not distribute Shares in less than a specified number of Shares, each called a “Creation Unit,” and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS
The portfolio managers who currently share joint responsibility for the day-to-day management of the Fund’s portfolio are David Schassler and John Lau .
Mr. Schassler has been employed by the Adviser as a portfolio manager since May 2016, a deputy portfolio manager from 2015 to 2016 and a director of manager research from 2012 to 2015. Mr. Schassler graduated from the State University of New York College at Cortland in 2003 with a Bachelor of Arts and from the NYU Stern School of Business in 2012 with a Masters of Business Administration.
Mr. Lau is d eputy p ortfolio m anager of the Fund. He has been employed with the Adviser since 2007 and has over 10 years’ experience in the financial markets. Mr. Lau received his BS in Business Administration, with a concentration in Financial Analysis from the State University of New York at Buffalo.
See the Fund’s SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

SHAREHOLDER INFORMATION
DETERMINATION OF NAV
The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of the Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time the Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value certain of the

14

foreign equity securities held by the Fund, if any, each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. With respect to securities that are principally traded on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
INTRADAY VALUE
The trading prices of the Fund’s Shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the intraday value of the Fund’s Shares (“IIV”) is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund and valuations based on current market rates. The Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy. On or a bout December 31, 2020 , t he Trust expects that the IIV will no longer be calculate d and dissem inated.
RULE 144A AND OTHER UNREGISTERED SECURITIES
An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of the Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.
BUYING AND SELLING EXCHANGE-TRADED SHARES
The Shares of the Fund are listed on the Exchange . If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for the Fund’s Shares based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and generally higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. Shares of the Fund are bought and sold in the secondary market at the market price. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. Shares may trade at a premium or discount to NAV. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.
The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund’s SAI.
The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.
The right of redemption by an AP may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange

15

SHAREHOLDER INFORMATION (continued)
is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Board of Trustees considered the nature of the Fund (i.e., a fund whose shares are expected to trade intraday), that the Adviser monitors the trading activity APs for patterns of abusive trading, that the Fund reserves the right to reject orders that may be disruptive to the management of or otherwise not in the Fund’s best interests, and that the Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.
DISTRIBUTIONS
Net Investment Income and Capital Gains. As a shareholder of the Fund, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains from writing options and capital gains or losses whenever it sells securities. Any net realized long-term capital gains they are anticipated, are distributed to shareholders as “capital gain distributions.” Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income. Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gain.
Net investment income, if any, is typically distributed to shareholders at least monthly, and net realized capital gains, if any, are typically distributed annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Code. In addition, in situations where the Fund acquires investment securities after the beginning of a dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.
TAX INFORMATION
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.
Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, monthly, and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.
Dividends paid by the Fund that are properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax for noncorporate shareholders. The Fund may invest a portion of its assets in certain “private activity bonds,” and as a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder.
Distributions from the Fund’s net investment income other than net tax exempt income, including any net short-term gains, if any, are taxable to you as ordinary income. In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of a

16

non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.
The Fund does not expect that any of its distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. Exempt-interest dividends from the Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital. Realized losse s may be deferred indefinitely as wash sales.
Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the IRS.
Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short -term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that a shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction. Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which

17

SHAREHOLDER INFORMATION (continued)
state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
While some parts of the FATCA rules have not been finalized, the Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

18

FINANCIAL HIGHLIGHTS
The financial highlights table which follow s are intended to help you understand the Fund 's financial performance since commencement of operat ions . The total return i n the table represent s the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund 's financial statements, are included in the Fund 's Annual Report, which is available upon request.

19

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period :

	Muni Allocation ETF
	For the Period May 15, 2019(a) through April 30, 2020
Net asset value, beginning of period	$25.05
Income from investment operations:
Net investment income (b)	0.72
Net realized and unrealized loss on
investments	(2.20)
Total from investment operations	(1.48)
Less:
Dividends from net investment income	(0.61)
Net asset value, end of period	$22.96
Total return (c)	(6.13)	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,592
Ratio of gross expenses to average net assets (g)	1.28	%(e)
Ratio of net expenses to average net assets (g)	0.08	%(e)
Ratio of net expenses to average net assets
excluding interest expense (g)	0.08	%(e)
Ratio of net investment income to average net
assets (g)	3.02	%(e)
Portfolio turnover rate (f)	162	%(d)

(a) C o mmencement of operations
(b) Calculated based upon average shares outstanding
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d) Not Ann ualized
(e) Annualized
(f) Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(g) The ratios represented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

20

PREMIUM/DISCOUNT INFORMATION
Information regarding how often the closing trading price of the Shares of the Fund was above ( i.e. , at a premium) or below ( i.e. , at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.vaneck.com.

GENERAL INFORMATION
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.
OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are not permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1).
The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Fund’s shareholders and the Trust, the Fund, the Adviser and/or the Trustees. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser or other parties who provide services to the Fund.
Dechert LLP serves as counsel to the Trust, including the Fund. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.
ADDITIONAL INFORMATION
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. The Fund’s Registration Statement, including this Prospectus, the Fund’s SAI and the exhibits are available on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. , and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a

21

discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund’s Distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the Distributor at the following number: Investor Information: 800.826.2333.
Shareholder inquiries may be directed to the Fund in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.
The Fund’s SAI is available at www.vaneck.com.
(Investment Company Act file no. 811-10325)

22

For more detailed information about the Fund, see the SAI dated September 1, 2020 , as may be supplemented from time to time . Additional information about the Fund's investments is or will be available in t he Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI or the Fund’s annual or semi-annual reports, when available, by visiting the VanEck website at www.vaneck.com.
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Transfer Agent: State Street Bank and Trust Company SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325 MAAXPRO	800.826.2333 vaneck.com

PROSPECTUS
SEPTEMBER 1, 2020
VANECK VECTORS®
CEF Municipal Income ETF   XMPT ®
High Yield Muni ETF   HYD ®
Intermediate Muni ETF   ITM ®
Long Mun i ETF   MLN ®
Short High Yield Muni ETF   SHYD ®
Short Muni ETF   SMB ®

Principal U.S. Listing Exchange for each Fund: Cboe BZX Exchange, Inc.
The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333 vaneck.com

VANECK VECTORS® CEF MUNICIPAL INCOME ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors® CEF Municipal Income ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the S-Network Municipal Bond Closed-End Fund IndexSM (the “CEFMX Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses(a)(b)	0.00%
Acquired Fund Fees and Expenses(c)	1.62%
Total Annual Fund Operating Expenses(a)	2.02%

(a)   Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2021 .
( b ) Other expenses have been restated to reflect current fees.

( c )   “Acquired Fund Fees and Expenses” reflect the Fund’s pro rata portion of the expenses charged by the Underlying Funds (as defined herein). These expenses are based on the total expense ratio disclosed in each Underlying Fund’s most recent shareholder report. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$205
3	$634
5	$1,088
10	$2,348

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

1

VANECK VECTORS® CEF MUNICIPAL INCOME ETF (continued)
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than federal alternative minimum tax (“AMT”)). The Fund is a “fund of funds,” meaning that it invests all or a portion of its assets in other funds (the “Underlying Funds”). The Fund normally invests at least 80% of its total assets in securities of issuers that comprise the Fund’s benchmark index. The CEFMX Index is comprised of shares of U.S.-listed closed-end funds. The Underlying Funds invest in municipal bonds issued by states or local governments or agencies the income of which is exempt from U.S. federal income tax, but a portion of this income may be subject to the AMT and will generally be subject to state income taxes. The Fund’s investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT) requires shareholder approval before it can be changed. The Fund may count investments that generate income subject to the AMT toward the 80% investment requirement.
The Investment Company Act of 1940, as amended (the “1940 Act”), places limits on the percentage of the total outstanding stock of an Underlying Fund that may be owned by the Fund; however, exemptive relief from the Securities and Exchange Commission permits it to invest in Underlying Funds in excess of this limitation if certain conditions are met (the “Exemptive Relief”).
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the CEFMX Index by investing in a portfolio of securities that generally replicates the CEFMX Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the CEFMX Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeki ng to replicate the CEFMX Index .
The Fund may become "non-diversified" as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the CEFMX Index. This means that the Fund may invest a greater percentage of its assets in a limited number of issuers than would be the case if the Fund were always managed as a diversified management investment company. The Fund intends to be diversified in approximately the same proportion as the CEFMX Index. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the CEFMX Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the CEFMX Index concentrates in an industry or group of industries.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Fund of Funds Risk. The performance of the Fund is dependent on the performance of the Underlying Funds. The Fund is subject to the risks of the Underlying Funds’ investments. In addition, the Fund’s shareholders will indirectly bear the expenses of the Underlying Funds, absorbing duplicative levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by the Underlying Funds may be out of favor and underperform other segments.
Risks of Investing in Closed-End Funds. The shares of a closed-end fund may trade at a discount or premium to their net asset value (“NAV”). A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the Underlying Funds. Investments in Underlying Funds that use leverage may cause the value of the Fund’s Shares to be more volatile than if the Fund invested in Underlying Funds that do not utilize leverage and may expose the Fund to the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns on the Shares) will be diminished.
To comply with provisions of the 1940 Act and the Exemptive Relief, the Adviser may be required to vote Underlying Fund shares in the same general proportion as shares held by other shareholders of the Underlying Fund.
Underlying Funds Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:
Market Risk . The prices of the securities in the Underlying Fund s are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in an Underlying Fund may lose money.

2

Municipal Securities Risk . The Underlying Funds may invest in municipal securities. Municipal securities are subject to   the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
High Yield Securities Risk. The Underlying Funds may invest in high yield securities. Securities rated below investment      grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are high yield securities may be less liquid than the markets for higher quality municipal securities or high yield securities issued by corporate issuers and, as such, may have an adverse effect on the market prices of and an Underlying Fund’s ability to arrive at a fair value for certain securities. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s NAV.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security   will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. The Underlying Funds may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to   fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Call Risk. The Underlying Funds may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or

3

VANECK VECTORS® CEF MUNICIPAL INCOME ETF (continued)
following a period of declining interest rates, the Underlying Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Underlying Fund’s net investment income, resulting in a decline in the Fund’s income.
Tax Risk. There is no guarantee that the Underlying Fund’s income will be exempt from U.S. federal or state income  taxes. Events occurring after the date of issuance of a municipal bond or after the Underlying Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Underlying Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Liquidity Risk. Unlike the Fund, as closed-end funds the Underlying Funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Prices of securities not traded on an exchange may vary over time. Secondary trading of a fixed-income security may decline for a period of time if its credit quality unexpectedly declines. An Underlying Fund may not receive full value for assets sold during periods of infrequent trading.
Leverage Risk. Ordinary borrowings by an Underlying Fund or an Underlying Fund’s investment in derivatives may result   in leverage. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of investments made with the proceeds of the borrowing, the NAV of the Underlying Fund’s shares will decrease more than if the Underlying Fund had not used leverage. An Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund to repay borrowings. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.
Anti-Takeover Measures Risk. Certain Underlying Funds may have provisions in their organizational documents intended to limit the ability of third parties to acquire control or change the composition of the Underlying Fund’s board. This may discourage a third party from seeking to obtain control of the Underlying Fund, which could limit the ability of Underlying Fund shareholders to sell their shares at a premium over prevailing market prices.
Non-Diversified Risk. Some of the Underlying Funds may invest a relatively high percentage of their assets in a smaller number of issuers or may invest a larger proportion of their assets in the obligations of a single issuer. Moreover, the gains and losses on an investment in such an Underlying Fund may have a greater impact on the Fund’s NAV and may make the value of the Fund’s investment in such an Underlying Fund more volatile than an investment in more diversified Underlying Funds.
Risk of Investment Restrictions. The Fund is subject to the conditions set forth in the Exemptive Relief and certain additional provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one Underlying Fund. The Fund and its affiliates may not acquire “control” of an Underlying Fund, which is presumed once ownership of an Underlying Fund’s outstanding voting securities exceeds 25%. This limitation could inhibit the Fund’s ability to purchase one or more Underlying Funds in the CEFMX Index in the proportions represented in the CEFMX Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the CEFMX Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the CEFMX Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the CEFMX Index, which are not factored into the return of the CEFMX Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the CEFMX Index. Errors in CEFMX Index data, CEFMX Index computations and/or the construction of the CEFMX Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the CEFMX Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the CEFMX Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the CEFMX Index provider's errors will be borne by the Fund and its shareholders. When the CEFMX Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the CEFMX Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the CEFMX Index provider or its agents may carry out additional ad hoc rebalances to the CEFMX Index. Therefore, errors and additional ad hoc

4

rebalances carried out by the CEFMX Index provider or its agents to the CEFMX Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the CEFMX Index due to certain listing standards of the Fund's listing exchange (the "Exchange") or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the CEFMX Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the CEFMX Index. Changes to the composition of the CEFMX Index in connection with a rebalancing or reconstitution of the CEFMX Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the CEFMX Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the CEFMX Index provider to postpone a scheduled rebalance or reconstitution, which could cause the CEFMX Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversification Risk .  The Fund may become classified as non-diversified under the 1940 Act , as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the CEFMX Index. If the Fund becomes non-diversified, it may invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the CEFMX Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that

5

VANECK VECTORS® CEF MUNICIPAL INCOME ETF (continued)
economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 20 20 was - 3.08% .

Best Quarter:	10.40%	1Q '19
Worst Quarter:	-9.05%	4Q '16
Average Annual Total Returns for the Periods Ended December 31, 2019
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (7/12/2011)
VanEck Vectors CEF Municipal Income ETF (return before taxes)	20.33%	6.05%	6.48%
VanEck Vectors CEF Municipal Income ETF (return after taxes on distributions)	20.31%	6.03%	6.46%
VanEck Vectors CEF Municipal Income ETF (return after taxes on distributions and sale of Fund Shares)	14.01%	5.79%	6.23%
S-Network Municipal Bond Closed-End Fund Index (reflects no deduction for fees, expenses or taxes)	20.66%	6.36%	6.89%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.21%
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.

6

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	July 2011
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

7

VANECK VECTORS® HIGH YIELD MUNI ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors ® High Yield Muni ETF 1 (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays Municipal Custom High Yield Composite Index (the “High Yield Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.35%

(a)   Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2021 .
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

________________
1 Prior to September 1, 2020, the Fund's name was VanEck Vectors ® High-Yield Municipal Index ETF.

8

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The High Yield Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated high yield long-term tax-exempt bond market. The High Yield Index tracks the high yield municipal bond market with a 75% weight in non-investment grade municipal bonds and a targeted 25% weight in triple-B rated investment grade municipal bonds (in accordance with the High Yield Index provider’s methodology). This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the High Yield Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the High Yield Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the High Yield Index. Because of the practical difficulties and expense of purchasing all of the securities in the High Yield Index, the Fund does not purchase all of the securities in the High Yield Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the High Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the High Yield Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the High Yield Index concentrates in an industry or group of industries. As of April 30, 2020 , each of the health care, industrial development, special tax ( i.e. , revenue bonds backed by a special tax) and tobacco sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are high yield securities may be less liquid than the markets for higher quality municipal securities or high yield securities issued by corporate issuers and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in

9

VANECK VECTORS® HIGH YIELD MUNI ETF (continued)
connection with a rebalancing of the High Yield Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Private Activity Bonds Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of private activity bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the section of the Prospectus entitled “Shareholder Information—Tax Information” for more details.
Health Care Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of health care bonds. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.
Industrial Development Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of industrial development bonds. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Special Tax Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of special tax bonds. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.
Tobacco Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of tobacco bonds. Tobacco settlement revenue bonds are generally neither general nor legal

10

obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.
California Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
Illinois Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of Illinois. Consequently, the Fund may be affected by political, economic, regulatory and other developments within Illinois and by the financial condition of Illinois’ political subdivisions, agencies, instrumentalities and public authorities.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the High Yield Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the High Yield Index. Conversely, a positive development relating to an issuer of securities in the High Yield Index that is not held by the Fund could cause the Fund to underperform the High Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the High Yi eld Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the High Y ield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Hi gh Yield Index, which are not factored into the return of the High Yield Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Hig h Yield Index. Errors in the High Yield Index data, High Yield Index computations and/or the construction of the Hi gh Yield Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Hi gh Yield Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the High Yield Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the High Yield Index provider's errors will be borne by the Fund and its shareholders. When the Hi gh Yield Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the High Yield Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. In addition, the Fund's use of a representative sampling app roach may cause the fund to not be as well correlated with the return of the High Yield Index as would be the case if the Fund purchased all of the securities in the High Yield Index in the proportions in which they are represented in the High Yield Index. Apart from scheduled rebalances, the High Yield Index provider or its agents may carry out additional ad hoc rebalances to the High Yield Index. Therefore, errors and additional ad hoc rebalances carried out by the High Yield Index provider or its agents to the Hi g h Yield Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the High Yield Index due to certain listing standards of the Fund's listing exchange (the "Exchange") or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Hi gh Yield Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the High Yield Index. Changes to the composition of the High Yield Index in connection with a rebalancing or reconstitution of the High Yield Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to

11

VANECK VECTORS® HIGH YIELD MUNI ETF (continued)
those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the High Yield Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the High Yield Index provider to postpone a scheduled rebalance or reconstitution, which could cause the High Yield Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the High Yield Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

12

Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2020 was -5.82% .

Best Quarter:	6.39%	1Q '12
Worst Quarter:	-7.17%	4Q '16
Average Annual Total Returns for the Periods Ended December 31, 2019
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years
VanEck Vectors High Yield Muni ETF (return before taxes)	9.17%	5.33%	5.93%
VanEck Vectors High Yield Muni ETF (return after taxes on distributions)	9.16%	5.32%	5.88%
VanEck Vectors High Yield Muni ETF (return after taxes on distributions and sale of Fund Shares)	7.21%	5.13%	5.74%
Bloomberg Barclays Municipal Custom High Yield Composite Index (reflects no deduction for fees, expenses or taxes)	10.15%	6.55%	7.35%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
James T. Colby III	Portfolio Manager	February 2009

13

VANECK VECTORS® HIGH YIELD MUNI ETF (continued)
PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

14

VANECK VECTORS® INTERMEDIATE MUNI ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors ® Intermediate Muni ETF 1 (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index (the “Intermediate Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.24%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.24%

(a)   Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2021 .
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$25
3	$77
5	$135
10	$306

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

______________ _ _
1 Prior to September 1, 2020, the Fund's name was VanEck Vectors ® AMT-Free Intermediate Municipal Inde x ETF.

15

VANECK VECTORS INTERMEDIATE MUNI ETF (continued)
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Intermediate Index. The Intermediate Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated intermediate term tax-exempt bond market. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Intermediate Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Intermediate Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Intermediate Index. Because of the practical difficulties and expense of purchasing all of the securities in the Intermediate Index, the Fund does not purchase all of the securities in the Intermediate Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Intermediate Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Intermediate Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Intermediate Index concentrates in an industry or group of industries. As of April 30, 2020 , each of the special tax ( i.e. , revenue bonds backed by a specific tax) and transportation sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In

16

addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
California Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
New York Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York. Consequently, the Fund may be affected by political, economic, regulatory and other developments within New York and by the financial condition of New York’s political subdivisions, agencies, instrumentalities and public authorities.
Special Tax Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of special tax bonds. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.
Transportation Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of transportation bonds. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Intermediate Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Intermediate Index. Conversely, a positive development relating to an issuer of securities in the Intermediate Index that is not held by the Fund could cause the Fund to underperform the Intermediate Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Intermediate Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Inter mediate Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Inter mediate Index, which are not factored into the return of the Inter mediate Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Inter mediate Index. Errors in the Intermediate Index data, Interme d iate Index computations and/or the construction of the In termediate Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Intermediate Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Interm ediate Index

17

VANECK VECTORS INTERMEDIATE MUNI ETF (continued)
provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Intermediate Index provider's errors will be borne by the Fund and its shareholders. When the Intermed iate Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Intermediate Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. In addition, the Fund's use of a representative sampling approach may cause the fund to not be as well correlated with the return of the Intermediate Index as would be the case if the Fund purchased all of the securities in the Intermediate Index in the proportions in which they are represented in the Intermediate Index. Apart from scheduled rebalances, the Intermediate Index provider or its agents may carry out additional ad hoc rebalances to the Interm ediate Index. Therefore, errors and additional ad hoc rebalances carried out by the Intermediate Index provider or its agents to the Intermediate Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the Inter mediate Index due to certain listing standards of the Fund's listing exchange (the "Exchange") or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Intermediate Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Intermediate Index. Changes to the composition of the Intermediate Index in connection with a rebalancing or reconstitution of the Intermediate Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Intermediate Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Intermediate Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Intermediate Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open

18

but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Intermediate Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 20 20 was 2.79% .

Best Quarter:	4.26%	3Q '11
Worst Quarter:	-5.27%	4Q '10
Average Annual Total Returns for the Periods Ended December 31, 2019
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

19

VANECK VECTORS INTERMEDIATE MUNI ETF (continued)

	Past One Year	Past Five Years	Past Ten Years
VanEck Vector Intermediate Muni ETF (return before taxes)	8.22%	3.58%	4.38%
VanEck Vectors Intermediate Muni ETF (return after taxes on distributions)	8.22%	3.58%	4.37%
VanEck Vectors Intermediate Muni ETF (return after taxes on distributions and sale of Fund Shares)	5.83%	3.28%	4.03%
Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index (reflects no deduction for fees, expenses or taxes)	8.83%	4.09%	5.02%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
James T. Colby III	Portfolio Manager	December 2007

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

20

VANECK VECTORS® LONG MUNI ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors ® Long Muni ETF 1 (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays AMT-Free Long Continuous Municipal Index (the “Long Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.24%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.24%

(a)   Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2021 .
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$25
3	$77
5	$135
10	$306

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

________________
1 Prior to September 1, 2020, the Fund's name was VanEck Vectors ® AMT-Free Long Municipal Index ETF.

21

VANECK VECTORS® LONG MUNI ETF (continued)
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Long Index. The Long Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Long Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Long Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Long Index. Because of the practical difficulties and expense of purchasing all of the securities in the Long Index, the Fund does not purchase all of the securities in the Long Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Long Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Long Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Long Index concentrates in an industry or group of industries. As of April 30, 2020 , each of the health care, special tax ( i.e. revenue bonds backed by a special tax) , transportation and water and s ewer sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and

22

regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
California Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
New York Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York. Consequently, the Fund may be affected by political, economic, regulatory and other developments within New York and by the financial condition of New York’s political subdivisions, agencies, instrumentalities and public authorities.
Texas Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of Texas. Consequently, the Fund may be affected by political, economic, regulatory and other developments within Texas and by the financial condition of Texas’ political subdivisions, agencies, instrumentalities and public authorities.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Health Care Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of health care bonds. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.
Special Tax Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of special tax bonds. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.
Transportation Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of transportation bonds. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and Sewer Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of water and sewer bonds. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in

23

VANECK VECTORS® LONG MUNI ETF (continued)
these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Long Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Long Index. Conversely, a positive development relating to an issuer of securities in the Long Index that is not held by the Fund could cause the Fund to underperform the Long Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Long Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Long Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Long Index, which are not factored into the return of the Long Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Long Index. Errors in the Long Index data, Long Index computations and/or the construction of the Long Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Long Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Long Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Long Index provider's errors will be borne by the Fund and its shareholders. When the Long Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Long Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. In addition, the Fund's use of a representative sampling approach may cause the fund to not be as well correlated with the return of the Long Index as would be the case if the Fund purchased all of the securities in the Long Index in the proportions in which they are represented in the Long Index. Apart from scheduled rebalances, the Long Index provider or its agents may carry out additional ad hoc rebalances to the Long Index. Therefore, errors and additional ad hoc rebalances carried out by the Long Index provider or its agents to the Long Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the Long Index due to certain listing standards of the Fund's listing exchange (the "Exchange") or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Long Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Long Index. Changes to the composition of the Long Index in connection with a rebalancing or reconstitution of the Long Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

24

Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Long Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Long Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Long Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Long Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

25

VANECK VECTORS® LONG MUNI ETF (continued)
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 20 20 was 2.47% .

Best Quarter:	6.69%	1Q '14
Worst Quarter:	-8.60%	4Q '10
Average Annual Total Returns for the Periods Ended December 31, 2019
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years
VanEck Vectors Long Muni ETF (return before taxes)	10.08%	4.36%	5.25%
VanEck Vectors Long Muni ETF (return after taxes on distributions)	10.08%	4.36%	5.25%
VanEck Vectors Long Muni ETF (return after taxes on distributions and sale of Fund Shares)	7.20%	4.08%	4.95%
Bloomberg Barclays AMT-Free Long Continuous Municipal Index (reflects no deduction for fees, expenses or taxes)	11.02%	5.00%	6.06%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.

26

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
James T. Colby III	Portfolio Manager	January 2008

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

27

VANECK VECTORS® SHORT HIGH YIELD MUNI ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors ® Short High Yield Muni ETF 1 (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays Municipal High Yield Short Duration Index (the “Short High Yield Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.35%

(a)   Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2021 .
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

________________
1 Prior to September 1, 2020, the Fund's name was VanEck Vectors ® Short High-Yield Municipal Index ETF.

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PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The Short High Yield Index is composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield short-term tax-exempt bond market. The Short High Yield Index tracks the high yield municipal bond market with a targeted 65% weight in non-investment grade municipal bonds, a targeted 25% weight in triple-B rated investment grade municipal bonds and a targeted 10% weight in single-A rated investment grade municipal bonds (in accordance with the Short High Yield Index provider’s methodology). All bonds must have a fixed rate, a dated-date (i.e., the date when interest begins to accrue) after December 31, 1990 and a nominal maturity of 1 to 12 years. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Short High Yield Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Sh ort High Yield Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Short High Yield Index. Because of the practical difficulties and expense of purchasing all of the securities in the Short High Yield Index, the Fund does not purchase all of the securities in the Short High Yield Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Short High Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Short High Yield Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Short High Yield Index concentrates in an industry or group of industries. As of April 30, 2020 , each of the health care, industrial development and leasing sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities

29

VANECK VECTORS® SHORT HIGH YIELD MUNI ETF (continued)
go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are high yield securities may be less liquid than the markets for higher quality municipal securities or high yield securities issued by corporate issuers and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Short High Yield Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Health Care Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of health care bonds. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.
Industrial Development Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of industrial development bonds. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Lease Obligations Risk . Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.
Illinois Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of Illinois. Consequently, the Fund may be affected by political, economic, regulatory and other developments within Illinois and by the financial condition of Illinois’ political subdivisions, agencies, instrumentalities and public authorities.
New Jersey Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New Jersey. Consequently, the Fund may be affected by political, economic, regulatory and other developments within New Jersey and by the financial condition of New Jersey’s political subdivisions, agencies, instrumentalities and public authorities.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.

30

Private Activity Bonds Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of private activity bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the section of the Prospectus entitled “Shareholder Information—Tax Information” for more details.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Short High Yield Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Short High Yield Index. Conversely, a positive development relating to an issuer of securities in the Short High Yield Index that is not held by the Fund could cause the Fund to underperform the Short High Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Short High Yield Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Short High Yield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Short High Yield Index , which are not factored into the return of the Short High Yield Index . Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Short High Yield Index . Errors in the Short High Yield Index data, Short High Yield Index computations and/or the construction of the Short High Yield Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Short High Yield Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Short High Yield Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Short High Yield Index provider's errors will be borne by the Fund and its shareholders. When the Short High Yield Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Short High Yield Index , any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders . In addition, the Fund's use of a representative sampling approach may cause the fund to not be as well correlated with the return of the Short High Yield Index as would be the case if the Fund purchased all of the securities in the Short High Yield Index in the proportions in which they are represented in the Short High Yield Index . Apart from scheduled rebalances, the Short High Yield Index provider or its agents may carry out additional ad hoc rebalances to the Short High Yield Index . Therefore, errors and additional ad hoc rebalances carried out by the Short High Yield Index provider or its agents to the Short High Yield Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the Short High Yield Index due to certain listing standards of the Fund's listing exchange (the "Exchange") or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Short High Yield Index . In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Short High Yield Index . Changes to the composition of the Short High Yield Index in connection with a rebalancing or reconstitution of the Short High Yield Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end

31

VANECK VECTORS® SHORT HIGH YIELD MUNI ETF (continued)
funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Short High Yield Index , the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Short High Yield Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Short High Yield Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Short High Yield Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

32

Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 20 20 was -2.70% .

Best Quarter:	3.00%	1Q '19
Worst Quarter:	-4.93%	4Q '16
Average Annual Total Returns for the Periods Ended December 31, 2019
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (1/13/2014)
VanEck Vectors Short High Yield Muni ETF (return before taxes)	7.30%	2.92%	3.21%
VanEck Vectors Short High Yield Muni ETF (return after taxes on distributions)	7.29%	2.91%	3.21%
VanEck Vectors Short High Yield Muni ETF (return after taxes on distributions and sale of Fund Shares)	5.69%	2.95%	3.17%
Bloomberg Barclays Municipal High Yield Short Duration Index (reflects no deduction for fees, expenses or taxes)	7.71%	4.21%	4.87%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.39%

See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.
PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
James T. Colby III	Portfolio Manager	January 2014

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

33

VANECK VECTORS® SHORT MUNI ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors ® Short Muni ETF 1 (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays AMT-Free Short Continuous Municipal Index (the “Short Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.20%

(a)   Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2021 .
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$20
3	$64
5	$113
10	$255

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

________________
1 Prior to September 1, 2020, the Fund's name was VanEck Vectors ® AMT-Free Short Municipal Index ETF.

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PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Short Index. The Short Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax-exempt bond market. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Short Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Short Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Short Index. Because of the practical difficulties and expense of purchasing all of the securities in the Short Index, the Fund does not purchase all of the securities in the Short Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Short Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Short Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Short Index concentrates in an industry or group of industries. As of April 30, 2020 , each of the special tax ( i.e. , revenue bonds backed by a specific tax) and transportation sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and

35

VANECK VECTORS® SHORT MUNI ETF (continued)
regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
California Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
New York Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York. Consequently, the Fund may be affected by political, economic, regulatory and other developments within New York and by the financial condition of New York’s political subdivisions, agencies, instrumentalities and public authorities.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Special Tax Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of special tax bonds. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.
Transportation Bond Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of transportation bonds. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Short Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Short Index. Conversely, a positive development relating to an issuer of securities in the Short Index that is not held by the Fund could cause the Fund to underperform the Short Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Sh or t I ndex for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Short Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Short Index, which are not factored into the return of the Short Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Short Index. Errors in the Short Index data, Short Index computations and/or the construction of the Short Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Short Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Short Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Short Index provider's errors will be borne by the Fund and its shareholders. When the Short Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio

36

and the Short Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholder s. In addition, the Fund's use of a representative sampling approach may cause the f und to not be as well correlated with the return of the Short Index as would be the case if the Fund purchased all of the securities in the Short Index in the proportions in which they are represented in the Short Index. Apart from scheduled rebalances, the Short Index provider or its agents may carry out additional ad hoc rebalances to the Short Index. Therefore, errors and additional ad hoc rebalances carried out by the Short Index provider or its agents to the Short Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the Short Index due to certain listing standards of the Fund's listing exchange (the "Exchange") or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Short Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Short Index. Changes to the composition of the Short Index in connection with a rebalancing or reconstitution of the Short Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Short Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Short Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Short Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are

37

VANECK VECTORS® SHORT MUNI ETF (continued)
various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Short Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 20 20 was 2.07% .

Best Quarter:	1.97%	2Q '11
Worst Quarter:	-1.85%	4Q '10
Average Annual Total Returns for the Periods Ended December 31, 2019
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	Past One Year	Past Five Years	Past Ten Years
VanEck Vectors Short Muni ETF (return before taxes)	4.09%	1.56%	1.83%
VanEck Vectors Short Muni ETF (return after taxes on distributions)	4.09%	1.56%	1.82%
VanEck Vectors Short Muni ETF (return after taxes on distributions and sale of Fund Shares)	3.08%	1.50%	1.75%
Bloomberg Barclays AMT-Free Short Continuous Municipal Index (reflects no deduction for fees, expenses or taxes)	4.60%	2.00%	2.34%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
James T. Colby III	Portfolio Manager	February 2008

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

39

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
PURCHASE AND SALE OF FUND SHARES
Individual Shares of a Fund may only be purchased and sold in secondary market transactions through a bro ker or dealer at a market price . Shares of the Funds are listed on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than NAV ( i.e ., a "premium") or less than NAV ( i.e ., a "discount").
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of a Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about each Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
The Funds expect to distribute net investment income , if any, at least monthly, and any net realized long-term or short-term capital gains annually. The Funds may also pay a special distribution at any time to comply with U.S. federal tax requirements.
Dividends paid by the Funds that are properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Funds intend to invest its assets in a manner such that a significant portion of their dividend distributions to shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax for noncorporate shareholders. Such distributions will generally be subject to state income taxes.
Distributions from a Fund’s net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, are taxable to you as ordinary income.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS
PRINCIPAL INVESTMENT STRATEGIES
Each Fund (except VanEck Vectors CEF Municipal Income ETF) uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select a representative sample of securities that the Adviser believes collectively have an investment profile similar to a Fund’s Index. The Adviser seeks to select securities that will have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of a Fund’s Index. The quantity of holdings in a Fund will be based on a number of factors, including asset size of such Fund. The Adviser generally expects a Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the applicable Index. Each Fund may sell securities that are represented in its Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to such Index. Further, the Adviser may choose to underweight or overweight securities, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track a Fund’s Index.
The Adviser anticipates that, generally, VanEck Vectors CEF Municipal Income ETF will hold all of the securities that comprise the CEFMX Index in proportion to their weightings in the CEFMX Index. However, because of limitations imposed by the 1940 Act regarding investments in other investment companies, VanEck Vectors CEF Municipal Income ETF may purchase a sample of securities in the CEFMX Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the CEFMX Index, purchase securities not in the CEFMX Index that the Adviser believes are appropriate to substitute for certain securities in the CEFMX Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the CEFMX Index. VanEck Vectors CEF Municipal Income ETF may sell securities that are represented in the CEFMX Index in anticipation of their removal from the CEFMX Index or purchase securities not represented in the CEFMX Index in anticipation of their addition to the CEFMX Index. VanEck Vectors CEF Municipal Income ETF may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") , temporarily invest in securities not included on the CEFMX Index that are expected to be highly correlated with the securities included in the CEFMX Index.
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”
RISKS OF INVESTING IN THE FUNDS
The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.
Investors in a Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in a Fund involves a substantial degree of risk. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in a Fund, each of which could significantly and adversely affect the value of an investment in a Fund.
Credit Risk. Debt securities, such as bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Debt securities are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. Lower credit quality may also affect liquidity and make it difficult for a Fund to sell the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in debt securities with longer term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and

41

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)
such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Municipal Securities Risk . Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy of an issuer could have a significant effect on the issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund s .

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.
If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
High Yield Securities Risk . (VanEck Vectors CEF Municipal Income ETF, VanEck Vectors High Yield Muni ETF and VanEck Vectors Short High Yield Muni ETF only.) Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are high yield securities may be less liquid than the markets for higher quality municipal securities or high yield securities issued by corporate issuers and, as such, may have an adverse effect on the market prices of and an underlying Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for a Fund to sell certain securities in connection with a rebalancing of its respective Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and corresponding volatility in a Fund's NAV.
Fund of Funds Risk. (VanEck Vectors CEF Municipal Income ETF only.) The performance of the Fund is dependent on the performance of the Underlying Funds. The Fund will be subject to the risks of the Underlying Funds’ investments. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own management fee. As a result, the Fund’s shareholders will indirectly bear the expenses of the Underlying Funds, absorbing duplicative levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by the Underlying Funds may be out of favor and underperform other segments.

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Risks of Investing in Closed-End Funds. (VanEck Vectors CEF Municipal Income ETF only.) The shares of a closed-end fund may trade at a discount or premium to its NAV. Certain closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the Underlying Funds. Investments in Underlying Funds that use leverage may cause the value of the Fund’s Shares to be more volatile than if the Fund invested in Underlying Funds that do not utilize leverage and may expose the Fund to the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns on the Shares) will be diminished. To comply with provisions of the 1940 Act, on any matter upon which the Underlying Fund shareholders are solicited to vote, the Adviser will vote Underlying Fund shares held by the Fund in the same general proportion as shares held by other shareholders of the Underlying Fund. In addition, to the extent that a closed-end fund persistently trades at a significant discount to NAV, it may become the target of activist shareholders seeking to narrow the discount, which may increase the expenses of such fund.
Risk of Investment Restrictions. (VanEck Vectors CEF Municipal Income ETF only.) The Fund is subject to the conditions set forth in the Exemptive Relief and certain additional provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one Underlying Fund. The Fund and its affiliates may not acquire “control” of an Underlying Fund, which is presumed once ownership of an Underlying Fund’s outstanding voting securities exceeds 25%. This limitation could inhibit the Fund’s ability to purchase one or more Underlying Funds in the CEFMX Index in the proportions represented in the CEFMX Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.
Sampling Risk. (All Funds except VanEck Vectors CEF Municipal Income ETF.) A Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its respective Index. As a result, an adverse development respecting an issuer of securities held by a Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its respective Index. Conversely, a positive development relating to an issuer of securities in an Index that is not held by the Fund could cause the Fund to underperform its respective Index. To the extent the assets in a Fund are smaller, these risks will be greater.
Private Activity Bonds Risk. (VanEck Vectors High Yield Muni ETF and VanEck Vectors Short High Yield Muni ETF only.) A Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition and performance of private activity bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund’s value. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax.
Call Risk. Each Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, a Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease a Fund’s net investment income. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Operational Risk. Each Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Market Risk. The prices of the securities in the Funds are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or could underperform other investments. An investment in the Funds may lose money.
VanEck Vectors I ntermediate Muni ETF, VanEck Vectors Long Muni ETF, VanEck Vectors Short Muni ETF, VanEck Vectors High Yield Muni ETF, VanEck Vectors Short High Yield Mun i ETF and the Underlying Funds in which VanEck Vectors CEF Municipal Income ETF may invest in bonds from the following industries/sectors:
Education Bond Risk. In general, there are two types of education related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)
commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (h) increases in operating costs; and (i) obsolescence of existing equipment, facilities and products.
General Obligation Bond Risk. General obligation bonds are not backed by revenues from a specific project or source. Instead, general obligation bonds are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.
Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.
Industrial Development Bond Risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.
Certain lease obligations contain “non appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate

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legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, the Fund might not recover the full principal amount of the obligation.
Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities.
These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special    taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.
Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.
Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
California Risk . (VanEck Vectors Intermediate Muni ETF, VanEck Vectors Long Muni ETF, VanEck Vectors Short Muni ETF and VanEck Vectors High Yield Muni ETF only.) Each Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Funds may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities. The following is a summary of certain factors affecting the State’s current financial situation that could, in turn, adversely affect the Funds’ investments in California municipal obligations.
Provisions of the California Constitution and State statutes limit the taxing and spending authority of California governmental entities. Payments of certain municipal obligations may also be structurally subordinated to other obligations as a matter of California law. These provisions may impair the ability of California issuers to pay principal and/or interest on their obligations and the ability of the State and municipalities to address financial downturns, including limitations on the ability of the State or municipalities to raise taxes, fees or charges without voter approval. In addition, California has recently experienced financial and economic difficulties, which heighten the risks associated with investing in bonds issued by the State of California and its political subdivisions, agencies, instrumentalities and public authorities. Risks that threaten the State’s fiscal condition include the significant unfunded liabilities of the State’s two main retirement systems. In recent years, California has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities, and California also has significant unfunded liability with respect to other post-employment benefits. Moreover, many local government agencies continue to face budget constraints due to mandated expenditures for health, welfare and public safety, as well as the adverse impact local economic conditions have had on property taxes and sales taxes, two major sources of revenue for local government. In particular, there is an increased risk that payments to bondholders could be interrupted or that an issuer could default on its obligations. A default or

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)
credit rating downgrade of a small number of California municipal security issuers could negatively impact the market values and marketability of all California municipal securities held by each Fund. However, if the State’s economy weakens the State’s budget deficit could continue to grow. Due to California’s ongoing economic conditions, several major ratings agencies have downgraded the State’s general obligation bond rating in recent years. Further downgrades could result in a reduction in the market value of California municipal obligations held by each Fund. While California’s economy is broad, it does have major concentrations in high technology, trade, entertainment, manufacturing, agriculture, government, tourism, construction and services and may be sensitive to economic problems affecting those industries. In addition, future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could negatively impact California’s economy. Such developments could adversely affect each Fund’s income, NAV, liquidity and/or ability to preserve or realize appreciation of capital.
New York Risk. (VanEck Vectors Intermediate Mun i ETF, VanEck Vectors Long Muni ETF and VanEck Vectors Short Muni ETF only). Each Fund may invest a significant portion of its assets in New York municipal bonds. Consequently, each Fund may be affected by political, economic, regulatory or other developments within the State of New York, and by the financial condition of its public authorities and political subdivisions. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. As the nation’s financial capital, New York’s and New York City’s economy is heavily dependent on the financial sector and may be sensitive to economic problems affecting the sector. New York and New York City also face a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York and New York City economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.
New Jersey Risk. ( Van Eck Vec to rs High Yield Muni E TF and VanEck Vectors Short High Yield Muni ETF only.) Each Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New Jersey. Consequently, the Fund s may be impacted by political, economic or regulatory developments that affect issuers in New Jersey and their ability to pay principal and interest on their obligations. New Jersey faces significant future pension and other post-employment benefit liabilities, which could lessen the state’s financial strength and increase its overall credit risk.
New Jersey’s debt burden has increased substantially in the past decade and is high by a number of measurements. New Jersey’s ability to issue additional bonds is somewhat limited, as voters must authorize both general obligation and appropriation-backed bonds. However, this excludes debt backed by constitutionally dedicated revenues. New Jersey’s general obligation credit ratings have been downgraded by rating agencies several times in recent years.
Better than expected tax collections and more conservative budgeting have improved New Jersey’s financial profile in the past two years. However structural imbalance in the budget remains as a $2.5 billion gap is projected for fiscal year 2009. New Jersey and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits. New Jersey’s debt burden has increased substantially in the past decade and is high by any number of measurements. This may reduce financial flexibility in the future.
Illinois Risk. (VanEck Vectors Short High Yield Muni ETF and VanEck Vectors High Yield Muni ETF only.) Each Fund may invest a significant portion of its assets in Illinois municipal bonds. Consequently, the Fund s may be affected by negative political, economic, regulatory or other developments within the State of Illinois including the financial condition of its public authorities and political subdivisions, than a Fund that invests in a broader base of securities.
Unfavorable developments in any economic sector may have a substantial impact on the overall Illinois municipal market. Certain issuers of Illinois municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain Illinois issuers to pay principal or interest on their obligations. In July 2017, Illinois narrowly avoided becoming the first state to be issued a “junk” credit rating after it passed its first budget in more than two years. However, the state’s recent budget stalemate could still trigger a credit downgrade from one of the other major ratings companies.
Texas Risk. ( VanEck Vect ors Intermediate Muni ETF and VanEck Vectors Long Muni ETF only.) Each Fund may invest a significant portion of its assets in Texas municipal bonds. Consequently, the Fund s may be affected by negative political, economic, regulatory or other developments within the State of Texas including the financial condition of its public authorities and political subdivisions.
Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses, including taxes, not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index, which are not factored into the return of its Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its respective Index. There is no assurance that a Fund’s Index Provider (defined herein) or any agents that may act on its behalf will compile the Fund’s Index

46

accurately, or that an Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Index may occur from time to time and may not be identified and corrected by the applicable Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of an Index Provider or its agents will generally be borne by the applicable Fund and its shareholders. Apart from scheduled rebalances, the Index Providers or their agents may carry out additional ad hoc rebalances to a Fund's Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Providers or their agents to a respective Index may increase the costs to and the tracking error risk of the Funds. When a Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its respective Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the applicable Fund and its shareholders. For example, during a period where a Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact a Fund and its shareholders. Any gains due to an Index Provider’s or others’ errors will be kept by a Fund and its shareholders and any losses resulting from an Index Provider’s or others’ errors will be borne by a Fund and its shareholders. In addition, a Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of its Index as would be the case if the Fund purchased all of the securities in its Index in the proportions represented in such Index and can be expected to result in greater tracking error than if the Fund used a replication indexing strategy.
Each Fund may not be fully invested at times as a result of reserves of cash held by the Fund to pay expenses. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries, the Exchange listing requirements, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the Index tracking risk. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index.
Certain Funds are expected to fair value certain of the securities they hold. To the extent a Fund calculates its NAV based on fair value prices or on the prices that differ from those used in calculating a Fund’s respective Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the Fund’s ability to replicate the performance of its Index. VanEck Vectors CEF Municipal Income ETF may not be able to invest in certain securities in the exact proportions in which they are represented in the CEFMX Index due to limitations imposed by the 1940 Act on the Fund’s investments in other investment companies. In addition, if a Fund utilizes depositary receipts and other derivative instruments, its return may not correlate as well with the return of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, each Fund’s return may deviate significantly from the return of its index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Changes to the composition of a Fund’s Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Passive Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from a Fund’s respective Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s respective Index, a Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Funds involves risks similar to those of investing in any Fund that invests in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. A Fund’s respective Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of a Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Additionally, unusual market conditions may cause a Fund’s Index P rovider to postpone a scheduled rebalance or reconstitution, which could cause a Fund’s Index to vary from its normal or expected co mposition. This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Tax Risk. There is no guarantee that a Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)
Liquidity Risk. (VanEck Vectors CEF Municipal Income ETF only.) Unlike the Fund, as closed-end funds the Underlying Funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Prices of securities not traded on an exchange may vary over time. Secondary trading of a fixed-income security may decline for a period of time if its credit quality unexpectedly declines. An Underlying Fund may not receive full value for assets sold during periods of infrequent trading.
Anti-Takeover Measures Risk. (VanEck Vectors CEF Municipal Income ETF only.) Certain Underlying Funds may have provisions in their organizational documents intended to limit the ability of third parties to acquire control or change the composition of the Underlying Fund’s board. This may discourage a third party from seeking to obtain control of the Underlying Fund, which could limit the ability of Underlying Fund shareholders to sell their shares at a premium over prevailing market prices.
Leverage Risk. (VanEck Vectors CEF Municipal Income ETF only.) Ordinary borrowings by an Underlying Fund or an Underlying Fund’s investment in derivatives may result in leverage. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of investments made with the proceeds of the borrowing, the NAV of the Underlying Fund’s shares will decrease more than if the Underlying Fund had not used leverage. An Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund to repay borrowings. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful. Furthermore, the Underlying Funds may pay a management fee to their advisers based on a percentage of “managed assets.” Managed assets for this purpose can include the proceeds realized and managed from the Underlying Fund’s use of leverage. Accordingly, the fact that a decision to increase an Underlying Fund’s leverage will have the effect, all other things being equal, of increasing managed assets and therefore the management fee means that an Underlying Fund’s adviser may have a conflict of interest in determining whether to use or increase leverage with respect to its management of the Underlying Fund’s portfolio.
Authorized Participant (“AP”) Concentration Risk. A Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in a Fund’s market price from its NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.
Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.
Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material effect on the market price of the Shares.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of a Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market price of Shares may fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or

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above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units (defi ned herein) , the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of a Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to a Fund’s NAV. In addition, because certain of a Fund’s underlying securities trade on exchanges that are closed when the Exchange ( i.e. , the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price ( i.e. , the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Non-Diversified Risk. (VanEck Vectors CEF Municipal Income Index ETF only.) Some of the Underlying Funds in which VanEck Vectors CEF Municipal Income ETF invests may invest a relatively high percentage of their assets in a smaller number of issuers or may invest a larger proportion of their assets in a single company or obligations of a single issuer. As a result, the gains and losses on an investment in such an Underlying Fund may have a greater impact on the Fund’s NAV and may make the value of the Fund’s investment in such an Underlying Fund more volatile than an investment in more diversified funds.
Concentration Risk. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES
Each Fund may invest in securities not included in its respective Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and/or certain derivatives, which the Adviser believes will help a Fund track its Index. Depositary receipts not included in a Fund’s Index may be used by certain Funds in seeking performance that corresponds to its respective Index, and in managing cash flows, and may count towards compliance with a Fund’s 80% policy. Each Fund may also invest, to the extent permitted by the 1940 Act or, in the case of VanEck Vectors CEF Municipal Income ETF, the Exemptive Relief, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs.
BORROWING MONEY
Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. Each Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a regulated investment company. To the extent that a Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)
LENDING PORTFOLIO SECURITIES
Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives cash, U.S. government securities and stand-by letters of credit not issued by the Fund’s bank lending agent equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. A Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk that it may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Each Fund could also lose money in the event of a decline in the value of any cash collateral or in the value of investments made with the cash collateral. These events could trigger adverse tax consequences for the Funds. Substitute payments for dividends received by a Fund for securities loaned out by a Fund will not be considered qualified dividend income.
ADDITIONAL NON-PRINCIPAL RISKS
Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate or index. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if the Fund invested directly in the underlying securities, currencies or other assets.
Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage, and may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.
Many derivative transactions are entered into over-the-counter without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time, and the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.
In November 2019, the Securities and Exchange Commission ("SEC") published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the fund would need to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. The fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the fund is a limited derivatives user, but for the fund subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors .
Leverage Risk. (Each Fund except VanEck Vectors CEF Municipal Income ETF, for which Leverage Risk is a principal risk). To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, a Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. A Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Puerto Rico Risk . (VanEck Vectors Intermediate Muni ETF, VanEck Vectors Long Muni ETF, VanEck Vectors High Yield Muni ETF and VanEck Vectors Short High Yield Muni ETF only.) Each Fund may invest a portion of its assets in municipal obligations of issuers located in Puerto Rico. Consequently, the Fund may be affected by political, economic, regulatory and other developments within Puerto Rico and by the financial condition of Puerto Rico’s political subdivisions, agencies, instrumentalities

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and public authorities. Events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect the Fund’s performance. The Puerto Rican economy is reliant on manufacturing, services and tourism, and its economic and financial operations parallel the economic cycles of the United States. As a result, a decline in tourism, which is an important component of the Puerto Rico economy, and the U.S. recession have had a negative effect on the overall economy of Puerto Rico. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate.
The Puerto Rican government defaulted on nearly $2 billion in debt payments due on July 1, 2016. In May 2017, the newly-created oversight board that oversees Puerto Rico's finance and court-supervised debt restructuring (the "Oversight Board") initiated a bankruptcy-like process for the general government, general obligation debt, and certain Puerto Rico instrumentalities, including the Puerto Rico Sales Tax Financing Corporation, the Highways and Transportation Authority, and the Employee Retirement System. These municipal obligations are subject to heightened risks that may adversely affect the value of a Fund’s portfolio and the repayment of such bonds may be subject to significant uncertainties if Puerto Rico’s economic downturn continues. Recently, the Oversight Board initiated legal proceedings to seek to have various general obligation debt issuances retroactively declared null and void and potentially claw back fees and interest payments tied to these debt issuances. It is not possible to predict the results of the legal proceedings. Further legislation by the U.S. Congress, actions by the Oversight Board or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund and could adversely impact the Fund.

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TAX ADVANTAGED PRODUCT STRUCTURE
Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of each Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of each Fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

PORTFOLIO HOLDINGS
A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS
Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.
Investment Adviser . Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to VanEck Vectors CEF Municipal Income ETF, VanEck Vectors High Yield Muni ETF , VanEck Vectors Intermediate Muni ETF, VanEck Vectors Long Muni ETF, VanEck Vectors Short High Yield Muni ETF , and VanEck Vectors Short Muni ETF (the “Municipal Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-today investment management of each Fund. As of June 30 , 20 20 , the Adviser managed approximately $ 5 5 . 4 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9 th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement for each Fund is available in the Trust’s semi-annual report for the period ended October 31, 201 9 .
Pursuant to the Municipal Investment Management Agreement , the Adviser is responsible for all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Municipal Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each Fund, each Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.40% (with respect to VanEck Vectors CEF Municipal Income ETF), 0.35% (with respect to VanEck Vectors High Yield Muni ETF and VanEck Vectors Short High Yield Muni ETF), 0.24% (with respect to VanEck Vectors Intermediate Muni ETF and VanEck Vectors Long Muni ETF) and 0.20% (with respect to VanEck Vectors Short Muni ETF) of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least September 1, 2021 .

Prior to November 1, 2019, for the services provided to VanEck Vectors CEF Municipal Income ETF under the Munici pal Investment Management Agreement, the Fund paid the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.40%. From time to time, the Adviser could waive all or a portion of its fee. Until September 1, 2020, the Adviser had agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund) from exceeding 0.40% of its average daily net assets per year. Prior to November 1, 2019 , the Fund was responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

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Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and State Street Bank and Trust Company is the custodian of each Fund’s assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.
Distributor. Van Eck Securities Corporation is the distributor of the Shares (the "Distributor"). The Distributor will not distribute Shares in less than a specified number of Shares, each called a "Creation Unit," and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS
The portfolio managers who currently share joint responsibility for the day-to-day management of the VanEck Vectors CEF Municipal Income ETF’s portfolio are Peter H. Liao and Guo Hua (Jason) Jin. The portfolio manager who is currently responsible for the day-to-day management of VanEck Vectors Intermediate Muni ETF’s, VanEck Vectors Long Muni ETF’s, VanEck Vectors Short Muni ETF’s, VanEck Vectors High Yield Muni ETF’s and VanEck Vectors Short High Yield Muni ETF’s portfolios is James T. Colby III.
Mr. Liao has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts in Economics and Mathematics.
Mr. Jin has been employed by the Adviser as an analyst since January 2007 and has been a portfolio manager since 2018. Mr. Jin graduated from the State University of New York at Buffalo in 2004 with a Bachelor of Science degree in Business Administration with a concentration in Financial Analysis.
Mr. Colby has been employed by the Adviser as a portfolio manager since September 2007. Mr. Colby graduated from Brown University in 1972 with a Bachelor of Arts in Economics and International Relations; and from Hofstra University in 1979 with a Masters of Business Administration in Finance.
Each of Messrs. Jin and Liao serve as a portfolio manager of other funds of the Trust. Mr. Liao also serves as portfolio manager for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

SHAREHOLDER INFORMATION
DETERMINATION OF NAV
The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances,

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SHAREHOLDER INFORMATION (continued)
including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s respective Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
INTRADAY VALUE
The trading prices of the Funds’ Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by each Fund, economic conditions and other factors. Information regarding the intraday value of the Funds’ Shares (“IIV”) is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by each Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Funds’ NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by each Fund and valuations based on current market rates. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Each Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy. On or about December 31, 2020, the Trust expects that the IIV will no longer be calculated or disseminated.
RULE 144A AND OTHER UNREGISTERED SECURITIES
An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of a Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.
BUYING AND SELLING EXCHANGE-TRADED SHARES
The Shares of the Funds are listed on the Exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for a Fund’s Shares based on a Fund’s trading volume and market liquidity, and is generally lower if the Funds have high trading volume and market liquidity, and generally higher if the Funds have little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.
The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book- entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

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Each Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.
The right of redemption may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for a Fund’s portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”). The Board of Trustees considered the nature of each Fund (i.e., a fund whose Shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests, and that each Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.
DISTRIBUTIONS
Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund typically earns income dividends from stocks and/or interest on municipal securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund generally realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.” Dividends paid by the Funds that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Distributions from a Fund’s net investment income (other than net tax exempt income), including any net short term capital gains, if any, are taxable to you as ordinary income. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains.
Net investment income, if any, is typically distributed to shareholders at least monthly and net realized capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where the Fund acquires investment securities after the beginning of a dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.
TAX INFORMATION
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.
Taxes on Distributions. As noted above, each Fund expects to distribute net investment income, if any, monthly, and any net realized long-term or short-term capital gains, if any, annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.
Dividends paid by the Funds that are properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Funds intend to invest their assets in a manner such that a significant portion of their dividend distributions to shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax for noncorporate shareholders. The VanEck Vectors High Yield Muni ETF, VanEck Vectors Short High Yield Muni ETF and Underlying Funds in which VanEck Vectors CEF Municipa l I n c ome ETF invests may invest a portion of their assets in certain “private activity bonds,” and as a result, a portion of the exempt-interest dividends paid by them will be an item of tax preference to shareholders subject to the alternative minimum tax. Depending on a shareholder’s state of residence, exempt-interest

55

SHAREHOLDER INFORMATION (continued)
dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder.
Distributions from a Fund’s net investment income other than net tax exempt income, including any net short-term gains, if any, are taxable to you as ordinary income.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of a non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. The Funds do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction.
Exempt-interest dividends from a Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.
Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.
The VanEck Vectors CEF Municipal Income ETF will not be able to offset gains realized by one U nderlying F und in which the VanEck Vectors CEF Municipal Income ETF inves t s against losses realized by another U nderlying F und in which the VanEck Vectors CEF Municipal Income ETF invests. Short-term capital gains earned by an U nderlying F und when distributed will be ordinary income to the VanEck Vectors CEF Municipal Income ETF and will not be offset by its capital losses, if any. Redemptions of Shares in an U nderlying F und could also result in a gain and/or income to the VanEck Vectors CEF Municipal Income ETF and realize d losses from such redemptions may be deferred indefinitely as wash sales . The VanEck Vectors CEF Municipal Income ETF’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of Shares in an U nderlying F und could also cause additional distributable gains to shareholders.
Backup Withholding. A Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the IRS.
Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that a Fund’s shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

56

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
Any capital gain realized by a Non-U.S. shareholder upon a sale of Shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States , or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U nited States for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), a Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
While some parts of the FATCA rules have not been finalized, a Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a Fund to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

57

INDEX PROVIDERS
The CEFMX Index is published by S-Network Global Indexes, LLC (“S-Network”). The High Yield Index, Intermediate Index, Long Index, Short High Yield Index and Short Index are published by Bloomberg Finance L.P. and its affiliates (“Bloomberg”). Bloomberg and S-Network are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

58

S-NETWORK MUNICIPAL BOND CLOSED-END FUND INDEXSM
The CEFMX Index is a rules based index intended to serve as a benchmark for closed-end funds listed in the U.S. that are principally engaged in asset management processes designed to produce federally tax-exempt annual yield. The CEFMX Index employs a modified total net assets weighting methodology designed to provide investment exposure across the various business segments that together comprise the federally tax-exempt annual yield sector of the closed-end fund market. The CEFMX Index is divided into four main closed-end fund segments including: leveraged municipal fixed income closed-end funds; unleveraged municipal fixed income closed-end funds; leveraged high yield municipal fixed income closed-end funds; and unleveraged high yield municipal fixed income closed-end funds.
The CEFMX Index will reconstitute at the conclusion of trading on the last business day of the last month of each calendar half (March/September) and rebalance at the conclusion of trading on the last business day of the last month of each calendar quarter. The CEFMX Index is calculated and maintained by I CE Data Indices on behalf of S-Network. The CEFMX Index is reviewed on an ongoing basis. S-Network may delay or change a scheduled rebalancing or reconstitution of the CEFMX Index or the implementation of certain rules at its sole discretion.

59

BLOOMBERG BARCLAYS MUNICIPAL CUSTOM HIGH YIELD COMPOSITE INDEX
The High Yield Index is a market size weighted index composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield long-term tax-exempt bond market. The majority of the High Yield Index’s constituents are from the revenue sector, with some constituents being from the general obligation sector.
The High Yield Index is calculated using a market value weighting methodology. The High Yield Index tracks the high yield municipal bond market with a 75% weight in non-investment grade municipal bonds and a targeted 25% weight in triple-B rated investment grade municipal bonds (in accordance with B loomberg ’s methodology).
All bonds must have a fixed rate, a dated-date (i.e., the date when interest begins to accrue) after December 31, 1990 and a nominal maturity of 1 to 30 years. Taxable municipal bonds, bonds with floating rates and derivatives are excluded from the High Yield Index.
The composition of the High Yield Index is rebalanced monthly. Bloomberg may delay or change a scheduled rebalancing or reconstitution of the Hi gh Yield Index or the implementation of certain rules at its sole discretion . Interest and principal payments earned by the component securities are held in the High Yield Index without a reinvestment return until month end when they are removed from the High Yield Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the High Yield Index in the following month.
Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received and accrued, expressed as a percentage of beginning market value. The High Yield Index is calculated and is available once a day by Bloomberg.

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BLOOMBERG BARCLAYS AMT-FREE INTERMEDIATE CONTINUOUS MUNICIPAL INDEX
The Intermediate Index is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated intermediate term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Intermediate Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The Intermediate Index is calculated using a market value weighting methodology.
To be included in the Intermediate Index, a bond must be rated investment grade (in accordance with Bloomberg ’s methodology).
The composition of the Intermediate Index is rebalanced monthly. Bloomberg may delay or change a scheduled rebalancing or reconstitution of the Intermediate Index or the implementation of certain rules at its sole discretion. Interest and principal payments earned by the component securities are held in the Intermediate Index without a reinvestment return until month end when they are removed from the Intermediate Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Intermediate Index in the following month.
Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The Intermediate Index is calculated once a day by Bloomberg.

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BLOOMBERG BARCLAYS AMT-FREE LONG CONTINUOUS MUNICIPAL INDEX
The Long Index is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Long Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The Long Index is calculated using a market value weighting methodology.
To be included in the Long Index, bonds must be rated investment grade (in accordance with Bloomberg ’s methodology).
The composition of the Long Index is rebalanced monthly. Bloomberg may delay or change a scheduled rebalancing or reconstitution of the Long Index or the implementation of certain rules at its sole discretion. Interest and principal payments earned by the component securities are held in the Long Index without a reinvestment return until month end when they are removed from the Long Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Long Index in the following month.
Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The Long Index is calculated once a day by Bloomberg.

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BLOOMBERG BARCLAYS MUNICIPAL HIGH YIELD SHORT DURATION INDEX
The Short High Yield Index is a market size weighted index composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield short-term tax-exempt bond market. The majority of the Short High Yield Index ’s constituents are from the revenue sector, with some constituents being from the general obligation sector.
The Short High Yield Index is calculated using a market value weighting methodology. The Short High Yield Index tracks the high yield municipal bond market with a targeted 65% weight in non-investment grade municipal bonds, a targeted 25% weight in triple-B rated investment grade municipal bonds and a targeted 10% weight in single-A rated investment grade municipal bonds (in accordance with Bloomberg ’s methodology).
All bonds must have a fixed rate, a dated-date ( i.e. , the date when interest begins to accrue) after December 31, 1990 and a nominal maturity of 1 to 12 years. Taxable municipal bonds, bonds with floating rates and derivatives are excluded from the Short High Yield Index .
The composition of the Short High Yield Index is rebalanced monthly . Bloomberg may delay or change a scheduled rebalancing or reconstitution of the Short High Yield Index or the implementation of certain rules at its sole discretion . Interest and principal payments earned by the component securities are held in the Short High Yield Index without a reinvestment return until month end when they are removed from the Short High Yield Index . Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Short High Yield Index in the following month.
Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received and accrued, expressed as a percentage of beginning market value. The Short High Yield Index is calculated and is available once a day by Bloomberg.

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BLOOMBERG BARCLAYS AMT-FREE SHORT CONTINUOUS MUNICIPAL INDEX
The Short Index is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Short Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The Short Index is calculated using a market value weighting methodology.
To be included in the Short Index, bonds must be rated investment grade (in accordance with Bloomberg ’s methodology).
The composition of the Short Index is rebalanced monthly. Bloomberg may delay or change a scheduled rebalancing or reconstitution of the Short Index or the implementation of certain rules at its sole discretion. Interest and principal payments earned by the component securities are held in the Short Index without a reinvestment return until month end when they are removed from the Short Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Short Index in the following month.
Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The Short Index is calculated once a day by Bloomberg.

64

LICENSE AGREEMENTS AND DISCLAIMERS
The Adviser has entered into a licensing agreement with each Index Provider to use each Fund’s respective Index. Each Fund is entitled to use its respective Index pursuant to a sublicensing arrangement with the Adviser.
VanEck Vectors CEF Municipal Income ETF is not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of VanEck Vectors CEF Municipal Income ETF, or any member of the public regarding the advisability of investing in securities generally or in VanEck Vectors CEF Municipal Income ETF particularly or the ability of the CEFMX Index to track the performance of the federally tax-exempt annual yield sector of the closed-end fund market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-Network and of the CEFMX Index that is determined, composed and calculated by the S-Network without regard to the Adviser or VanEck Vectors CEF Municipal Income ETF. S-Network has no obligation to take the needs of the Adviser or the owners of VanEck Vectors CEF Municipal Income ETF, into consideration in determining, composing or calculating the CEFMX Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of VanEck Vectors CEF Municipal Income ETF to be issued or in the determination or calculation of the equation by which VanEck Vectors CEF Municipal Income ETF is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of VanEck Vectors CEF Municipal Income ETF.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF VANECK VECTORS CEF MUNICIPAL INCOME ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CEFMX INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc (collectively with Barclays Capital Inc. and their affiliates "Barclays"), used under license. Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) or Bloomberg’s licensors own all proprietary rights in the Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index, Bloomberg Barclays AMT-Free Long Continuous Municipal Index, Bloomberg Barclays AMT-Free Short Continuous Municipal Index, Bloomberg Barclays Municipal Custom High Yield Composite Index and Bloomberg Barclays Municipal High Yield Short Duration Index (collectively, the “BLOOMBERG BARCLAYS INDICES”). The BLOOMBERG BARCLAYS INDICES have been licensed for use in connection with the listing and trading of the VanEck Vectors High Yield Muni ETF , VanEck Vectors Int ermediate Muni ETF, VanEck Vectors Long Muni ETF, VanEck Vectors Short High Yield Muni ETF and VanEck Vectors Short Muni ETF on the Exchange (the “VanEck Vectors ETFs”). The VanEck Vectors ETFs are not sponsored by, endorsed, sold or promoted by Bloomberg or Barclays and neither Bloomberg nor Barclays makes any representation regarding the advisability of investing in them. The only relationship to the Adviser with respect to the VanEck Vectors ETFs is the licensing of certain trademarks and trade names of Bloomberg and Barclays and the BLOOMBERG BARCLAYS INDICES that are determined, composed and calculated by Bloomberg without regard to the Adviser or any investor in the VanEck Vectors ETFs.
Neither Bloomberg nor Barclays guarantee the timeliness, accuracy or completeness of any data or information relating to BLOOMBERG BARCLAYS INDICES or make any warranty, express or implied, as to the BLOOMBERG BARCLAYS INDICES or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to invest directly in an index. Back-tested performance is not actual performance. Past performance is not an indication of future results. To the maximum extent allowed by law, Bloomberg and its licensors, including Barclays, and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages - whether direct, indirect, consequential, incidental, punitive or otherwise - arising in connection with BLOOMBERG BARCLAYS INDICES or any data or values relating thereto - whether arising from their negligence or otherwise. Nothing in the BLOOMBERG BARCLAYS INDICES shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy,” “sell,” “hold” or enter into any other transaction involving a specific interest) by Bloomberg or its affiliates or licensors or a recommendation as to an investment or other strategy. Data and other information available via the BLOOMBERG BARCLAYS INDICES should not be considered as information sufficient upon which to base an investment decision. All information provided by the BLOOMBERG BARCLAYS INDICES is impersonal and not tailored to the needs of any specific person, entity or group of persons. Bloomberg and its affiliates express no opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind. In addition, Barclays is not the issuer or producer of the BLOOMBERG BARCLAYS INDICES and has no responsibilities, obligations or duties to investors in any products based on these indices. Investors in products based on the BLOOMBERG BARCLAYS INDICES do not enter into any relationship with Barclays and Barclays does not sponsor, endorse, sell or promote, and Barclays

65

LICENSE AGREEMENTS AND DISCLAIMERS (continued)
makes no representation regarding the advisability or use of, the BLOOMBERG BARCLAYS INDICES or any data included therein. Customers should consider obtaining independent advice before making any financial decisions.

66

FINANCIAL HIGHLIGHTS
The financial highlights tables which follow are intended to help you understand the Funds’ financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

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FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

	Intermediate Muni ETF #
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$48.94	$46.83	$47.40	$48.84	$46.98
Income from investment operations:
Net investment income	1.09 (a)	1.12 (a)	1.08 (a)	1.06	1.10
Net realized and unrealized gain (loss) on
investments	0.10	2.11	(0.59)	(1.44)	1.86
Total from investment operations	1.19	3.23	0.49	(0.38)	2.96
Less:
Dividends from net investment income	(1.10)	(1.12)	(1.06)	(1.06)	(1.10)
Distributions from net realized capital gains	(0.06)	—	—	—	—
Total dividends and distributions	(1.16)	(1.12)	(1.06)	(1.06)	(1.10)
Net asset value, end of year	$48.97	$48.94	$46.83	$47.40	$48.84
Total return (b)	2.40%	6.98%	1.04%	(0.80)%	6.38%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,581,679	$1,720,181	$1,697,602	$1,592,512	$1,418,799
Ratio of expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of expenses to average net assets excluding
interest expense	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net
assets	2.17%	2.37%	2.24%	2.22%	2.32%
Portfolio turnover rate (c)	7%	7%	9%	7%	2%

	Long Muni ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$20.40	$19.63	$19.63	$20.43	$19.60
Income from investment operations:
Net investment income	0.57 (a)	0.60 (a)	0.59 (a)	0.60	0.66
Net realized and unrealized gain (loss) on
investments	(0.20)	0.77	0.01	(0.79)	0.83
Total from investment operations	0.37	1.37	0.60	(0.19)	1.49
Less:
Dividends from net investment income	(0.57)	(0.60)	(0.60)	(0.61)	(0.66)
Distributions from net realized capital gains	(0.02)	—	—	—	—
Total dividends and distributions	(0.59)	(0.60)	(0.60)	(0.61)	(0.66)
Net asset value, end of year	$20.18	$20.40	$19.63	$19.63	$20.43
Total return (b)	1.75%	7.15%	3.02%	(0.99)%	7.80%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$199,798	$153,002	$154,107	$161,965	$156,292
Ratio of expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of expenses to average net assets excluding
interest expense	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net
assets	2.72%	3.06%	2.96%	2.99%	3.36%
Portfolio turnover rate (c)	22%	22%	33%	17%	3%

(a)Calculated based upon average shares outstanding
(b)Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
# On October 26, 2018, the Fund effected a 1 for 2 reverse share split (See Note 10). Per share data has been adjusted to reflect the reverse share split.

68

For a share outstanding throughout each year:

	Short Muni ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.54	$17.18	$17.52	$17.68	$17.54
Income from investment operations:
Net investment income	0.27 (a)	0.27 (a)	0.22 (a)	0.20	0.20
Net realized and unrealized gain (loss) on
investments	0.02	0.36	(0.34)	(0.17)	0.14
Total from investment operations	0.29	0.63	(0.12)	0.03	0.34
Less:
Dividends from net investment income	(0.28)	(0.27)	(0.22)	(0.19)	(0.20)
Net asset value, end of year	$17.55	$17.54	$17.18	$17.52	$17.68
Total return (b)	1.66%	3.70%	(0.70)%	0.20%	1.95%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$203,598	$200,875	$219,867	$267,138	$264,291
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets excluding
interest expense	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net
assets	1.54%	1.57%	1.26%	1.11%	1.13%
Portfolio turnover rate (c)	34%	33%	41%	12%	3%

	High Yield Muni ETF #
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$62.79	$62.16	$61.52	$63.18	$62.12
Income from investment operations:
Net investment income	2.69 (a)	2.67 (a)	2.72 (a)	2.68	2.96
Net realized and unrealized gain (loss) on
investments	(6.73)	0.64	0.60	(1.64)	0.98
Total from investment operations	(4.04)	3.31	3.32	1.04	3.94
Less:
Dividends from net investment income	(2.62)	(2.68)	(2.68)	(2.70)	(2.88)
Net asset value, end of year	$56.13	$62.79	$62.16	$61.52	$63.18
Total return (b)	(6.86)%	5.46%	5.48%	1.69%	6.59%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,570,367	$2,655,936	$2,436,743	$2,106,741	$1,882,555
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets excluding
interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net
assets	4.26%	4.31%	4.37%	4.36%	4.86%
Portfolio turnover rate (c)	12%	10%	14%	10%	8%

(a)Calculated based upon average shares outstanding
(b)Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
# On October 26, 2018, the Fund effected a 1 for 2 reverse share split (See Note 10). Per share data has been adjusted to reflect the reverse share split.

69

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

	Short High Yield Muni ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$24.70	$24.24	$24.26	$25.15	$25.43
Income from investment operations:
Net investment income	0.84 (a)	0.80 (a)	0.76 (a)	0.72	0.87
Net realized and unrealized gain (loss) on
investments	(1.64)	0.43	(0.02)	(0.92)	(0.34)
Total from investment operations	(0.80)	1.23	0.74	(0.20)	0.53
Less:
Dividends from net investment income	(0.81)	(0.77)	(0.76)	(0.69)	(0.81)
Net asset value, end of year	$23.09	$24.70	$24.24	$24.26	$25.15
Total return (b)	(3.44)%	5.16%	3.07%	(0.81)%	2.14%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$263,266	$202,545	$134,537	$114,033	$110,672
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets excluding
interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net
assets	3.37%	3.28%	3.11%	2.93%	3.55%
Portfolio turnover rate (c)	17%	22%	27%	20%	16%

	CEF Municipal Income ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$26.18	$24.97	$26.58	$28.50	$26.62
Income from investment operations:
Net investment income	1.09 (a)	1.16 (a)	1.27 (a)	1.37	1.39
Net realized and unrealized gain (loss) on
investments	(1.83)	1.21	(1.61)	(1.90)	1.88
Total from investment operations	(0.74)	2.37	(0.34)	(0.53)	3.27
Less:
Dividends from net investment income	(1.10)	(1.16)	(1.27)	(1.39)	(1.39)
Net asset value, end of year	$24.34	$26.18	$24.97	$26.58	$28.50
Total return (b)	(3.17)%	9.83%	(1.45)%	(1.93)%	12.87%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$142,386	$143,970	$94,876	$83,719	$95,475
Ratio of gross expenses to average net assets (d)	0.45%	0.48%	0.50%	0.51%	0.54%
Ratio of net expenses to average net assets (d)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net expenses to average net assets
excluding interest expense (d)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net
assets (d)	4.02%	4.67%	4.78%	4.98%	5.38%
Portfolio turnover rate (c)	10%	13%	9%	12%	10%

(a)Calculated based upon average shares outstanding
(b)Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)The ratios represented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

70

PREMIUM/DISCOUNT INFORMATION
Information regarding how often the closing trading price of the Shares of each Fund was above ( i.e. , at a premium) or below ( i.e. , at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.vaneck.com.

GENERAL INFORMATION
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.
OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund. Registered investment companies are permitted to invest in the Funds (except VanEck Vectors CEF Municipal Income ETF) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with such Fund.
The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Fund’s shareholders and the Trust, the Fund, the Adviser and/or the Trustees. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) any Fund, including contracts with the Adviser or other parties who provide services to the Fund.
Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.
ADDITIONAL INFORMATION
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits are available on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is

71

GENERAL INFORMATION (continued)
available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ Distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 800.826.2333.
Shareholder inquiries may be directed to the Funds in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.
The Funds’ SAI is available at www.vaneck.com.
(Investment Company Act file no. 811-10325)

72

For more detailed information about the Funds, see the SAI dated September 1, 20 20 , as may be supplemented from time to time. Additional information about the Funds’ investments is or will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports, when available, by visiting the VanEck website at www.vaneck.com.
Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Transfer Agent: State Street Bank and Trust Company SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333 vaneck.com
MUNIPRO

PROSPECTUS
SEPTEMBER 1, 2020
VANECK VECTORS®
ChinaAMC China Bond ETF CBON®

Principal U.S. Listing Exchange: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333 vaneck.com

VANECK VECTORS® CHINAAMC CHINA BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors® ChinaAMC China Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ChinaBond China High Quality Bond Index (the “Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	3.13%
Total Annual Fund Operating Expenses(a)	3.53%
Fee Waivers and Expense Reimbursement(a)	-3.03%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(a)	0.50%

(a)   Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year until at least September 1, 2021 . During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$51
3	$800
5	$1,571
10	$3,599

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is comprised of fixed-rate, Renminbi (“RMB”)-denominated bonds issued in the People’s Republic of China (“China” or the “PRC”) by Chinese credit, governmental and quasi-governmental (e.g., policy banks) issuers (“RMB Bonds”). Chinese credit issuers are generally considered to be issuers of central enterprise bonds, local enterprise bonds, medium-term notes, corporate bonds and

1

VANECK VECTORS® CHINAAMC CHINA BOND ETF (continued)
railway debt. Credit RMB Bonds must have an issuer rating of AAA or equivalent by one or more of the Chinese local rating agencies recognized by the relevant authorities in the PRC to be included in the Index. China currently has three policy banks, which are state-owned banks responsible for financing economic and trade development and state invested projects. As of June 30, 20 20 , the Index was comprised of 4,862 bonds of 777 issuers. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Index and does not take temporary defensive posit ions that are inconsistent with its investment objective of seeking to replicate the Index . Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not purchase all of the securities in the Index. Instead, the Adviser and/or Sub-Adviser (defined below) utilize a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Index.
RMB Bonds are traded on the inter-bank bond market or the exchange-traded bond market in the PRC. Currently, the inter-bank bond market is much larger with respect to trading volume and is generally considered more liquid than the exchange-traded bond market. The inter-bank bond market is a quote-driven over-the-counter (“OTC”) market for institutional investors, while the exchange-traded bond market is an electronic automatic matching system where securities are traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange. These RMB Bonds are made available to domestic PRC investors and certain foreign investors, including via the Bond Connect program, through those that have been approved as a Renminbi Qualified Foreign Institutional Investor (“RQFII”) or a Qualified Foreign Institutional Investor (“QFII”) and those registered under the China interbank bond market program for foreign institutional investors. An RQFII or QFII license may be obtained by application to the China Securities Regulatory Commission (“CSRC”). After obtaining a RQFII or QFII license, the RQFII or QFII would also need to register their status with State Administration of Foreign Exchange ("SAFE"). Investment companies are not currently within the types of entities that are eligible for a RQFII or QFII license.
The Fund seeks to achieve its investment objective by primarily investing in RMB Bonds. Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, the Fund currently invests directly in RMB Bonds via the RQFII license of China Asset Management (Hong Kong) Limited, the Fund’s Sub-Adviser (the “Sub-Adviser”). The Sub-Adviser has obtained RQFII status , which the Sub-Adviser uses to invest the Fund’s assets in RMB Bonds. Assets not allocated to the Sub-Adviser for investment will be managed by the Adviser. I n the future, the Fund may satisfy the criteria to qualify as a RQFII or QFII itself, the Fund may invest directly in RMB Bonds via the RQFII or QFII licen s e of the Adviser or an affiliate thereof and/or the Fund may also be able to invest in RMB Bonds using Bond Connect or the China interbank bond market program for foreign institutional investors.
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of April 30, 2020 , the Fund was concentrated in the financials s ector , and the government and industrials sector s represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in RMB Bonds. Investing in RMB Bonds involves additional risks, including, but not limited to, the fact that the economy of China differs, often unfavorably, from the U.S. economy, including, among other things, currency revaluation, structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China; the risk of nationalization or expropriation of assets; the risk that the Chinese government may decide not to continue to support economic reform programs; and the risk of increased trade tariffs, embargoes and other trade limitations. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China. Investment and trading restrictions may make it difficult for non-Chinese investors to directly access securities by Chinese issuers. These restrictions may impact the availability, liquidity and pricing of certain RMB-denominated securities, including RMB Bonds. Additionally, the Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government’s actions may not be transparent or predictable. As a result, the value of the RMB and the value of RMB Bonds may change quickly and arbitrarily.

2

The financial market of the People’s Republic of China (“PRC”) is at a relatively early stage of development, and many of the RMB Bonds in which the Fund may invest are unrated by U.S. credit rating agencies, which may expose the Fund to greater risks because of generally reduced liquidity, greater price volatility and greater credit risk.
The Fund may also encounter difficulties or delays in enforcing its rights against issuers of RMB Bonds that are organized in the PRC and therefore only subject to the laws of the PRC. The interpretation and enforcement of Chinese laws and regulations may be uncertain. With respect to laws pertaining to bankruptcy proceedings, such laws in Mainland China are generally less developed than and different from such laws in the United States. Therefore, bankruptcy proceedings can take more time to resolve than similar proceedings in the United States and results can be unpredictable. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.
Risk of the RQFII Regime. The Index is comprised of RMB Bonds. Because the Fund does not currently satisfy the criteria to qualify as a RQFII or QFII itself, the Fund currently invests directly in RMB Bonds via the RQFII license of the Sub-Adviser, although the Fund may invest in RMB Bonds through Bond Connect or the China interbank bond market (“CIBM”) program in the future. In addition, the RQFII license of the Sub-Adviser may be revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe CSRC, State Administration of Foreign Exchange (“SAFE”) and other applicable Chinese regulations, which are subject to change and such change may have potential retrospective effect. Also, a RQFII license may be suspended or revoked by reason of, without limitation: (a) bankruptcy, liquidation or receivership of the RQFII or RQFII custodian; and ( b ) irregularities by the RQFII in its practices as RQFII investor. There can be no assurance the Fund could retain a replacement sub-adviser with an RQFII lic ense or other means of investing in RMB Bonds if that became necessary or appropriate for any reason.
The Fund cannot predict what would occur if the RQFII license of the Sub-Adviser or RQFII or QFII licenses generally were revoked , although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Sub-Adviser on behalf of the Fund dispose of certain or all of its RMB Bonds. Therefore, any such revocation may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain exposure to the performance of the Index due to the unavailability of the Sub-Adviser's RQFII licen s e or for other reasons, the Fund, subject to any necessary regulatory relief, could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to RMB Bonds is obtainable. If any of the above events were to occur, the Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions, and the Fund could, among other things, change its investment objective by, for example, seeking to track an alternative index focused on Chinese-related bonds or other appropriate investments, or decide to liquidate.
The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new and continue to evolve. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in applying and interpreting such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund. In addition, there are custody risks associated with investing through a RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser, the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only.
The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval . However, there is no assurance that RQFIIs may not be subject to restrictions or prior approval requirements in the future , t hough it will need to prepare a tax payment commitment letter in respect of certain repatriation. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in RMB Bonds and its ability to meet redemption requests.

Further, the Fund will rely on the existing arrangements entered into between RQFIIs with their respective PRC custodians with respect to the custody of their and therefore the Fund’s assets in Chinese securities, and their PRC brokers in relation to the execution of transactions in Chinese securities, in the PRC markets. The Fund may, therefore, incur losses due to the acts or omissions of the PRC brokers or the PRC custodians in the execution or settlement of any transaction, or in the transfer of any funds or securities.

On May 7, 2020, the People’s Bank of China (“PBOC”) and the State Administration of Foreign Exchange (“SAFE”) jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the "Regulations") which came into effect on June 6, 2020. The Regulations supersede certain post-registration rules applicable to the QFII and RQFII regimes. One of the key changes of the Regulations is the removal of quota restrictions on investment. However, this is a relatively new development, and there is no guarantee that the quotas will continue to be relaxed.
RMB Bonds will be held by a PRC sub-custodian pursuant to PRC regulations. Risks related to the PRC sub-custodian are set out below at “Custody Risks of Investing in RMB Bonds”. Also, the Fund may incur losses due to the acts or omissions of the PRC sub-custodian or PRC brokers in the execution or settlement of any transaction or in the transfer of any funds or securities. In such

3

VANECK VECTORS® CHINAAMC CHINA BOND ETF (continued)
event, the relevant Fund may be adversely affected in the execution or settlement of any transaction or in the transfer of any funds or securities.

Risk of Investing via the Bond Connect and the CIBM Direct Access Program. The Bond Connect program and the CIBM Direct Access Program are relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the programs as published or applied by the relevant authorities of the PRC are untested and are subject to change from time to time. There can be no assurance that the Bond Connect program and/or the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through the CIBM Direct Access Program or Bond Connect will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective will be adversely affected.
The Fund’s investments through Bond Connect are generally subject to Mainland China securities laws and listing requirements, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both Mainland China and Hong Kong are open. As a result, prices of Bond Connect Securities may fluctuate at times when the Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would otherwise do so.
Under the prevailing PRC regulations, eligible foreign investors who wish to participate in the Bond Connect program may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents. The Fund may also incur losses due to the acts or omissions of the onshore settlement agent in the process of settling any transactions. As a result, the value of the relevant Fund may be adversely affected.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent. The Fund may also incur losses due to the acts or omissions of the onshore settlement agent in the process of settling any transactions. As a result, the value of the relevant Fund may be adversely affected.
Although there is no quota limitation regarding investment via the CIBM Direct Access Program, the Fund is required to make further filings with the PBOC if it wishes to increase its anticipated investment size. There is no guarantee the PBOC will accept such further filings. In the event any further filings for an increase in the anticipated investment size are not accepted by the PBOC, the Fund’s ability to invest in the CIBM will be limited and the performance of the Fund may be unfavorably affected as a result.
Trading through the Bond Connect program is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fails to function properly, trading through the Bond Connect may be disrupted. The Fund's ability to trade through the Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Fund invests in the CIBM through the Bond Connect program, it may be subject to risks of delays inherent in the order placing and/or settlement.
The Bond Connect utilizes delivery versus payment (DVP) settlement, and the movement of cash and securities is carried out simultaneously on a real-time basis. However, it should be noted that there is no assurance that settlement risks can be eliminated and DVP settlement practices in the PRC may differ from practices in developed markets. In particular, such settlement may not be instantaneous and be subject to a delay of a period of hours. Where the counterparty does not perform its obligations under a transaction or there is otherwise a failure due to CCDC or SCH (as applicable), the Fund may sustain losses. Bond Connect trades are settled in CNY and investors must have timely access to a reliable supply of CNY in Hong Kong, which may incur conversion costs and cannot be guaranteed. Moreover, Bond Connect Securities generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
The Fund’s investments through Bond Connect will be held on behalf of the Fund via a book entry omnibus account in the name of the Central Moneymarkets Unit of Hong Kong (“CMU”) maintained with a Mainland China-based custodian (either CCDC or SCH). The Fund’s ownership interest in investments through Bond Connect will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. Whilst the Bond Connect Authorities (defined below) have expressly stated that investors will enjoy the rights and interests of the bonds acquired through the Bond Connect in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China is yet to be tested. In addition, in the event that the nominee holder (i.e. CMU) becomes insolvent, such bonds may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.
"Bond Connect Authorities" refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the

4

PBOC, the HKMA, the HKEx, the CEFTS, the CMU, the CSDCC and the SHCH and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect.
Renminbi Currency Risk. Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The income received by the Fund for its investments denominated in RMB will principally be in RMB. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of Mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy. These restrictions may adversely affect the Fund and its investments. The Fund may also be exposed to both offshore RMB (CNH) and onshore RMB (CNY). Although CNH and CNY are the same currency, they trade at different rates. To the extent the Fund carries out conversions between offshore RMB (CNH) and onshore RMB (CNY), investors should note that CNH and CNY trade a different rates. Any divergence between CNH and CNY may adversely impact investors. Any divergence between CNH and CNY may adversely impact the Fund.
Chinese Banking Industry Risk. The Chinese banking industry is a highly regulated industry and is subject to laws and regulations touching all aspects of the banking business. The principal regulators include the China Banking Regulatory Commission (“CBRC”) and the People’s Bank of China (“PBOC”). These regulators are given wide discretion in exercising their authority. The banking regulatory regime in China is currently undergoing significant changes, including changes in laws and regulations, as it moves toward a more transparent regulatory process. Some of these changes may have an adverse impact on the performance of Chinese banks that issued RMB Bonds and thus may adversely affect their capacity to honor their commitments under the RMB Bonds to the holders of such bonds, which may include the Fund.
PRC Tax Risk. Under current regulations in the PRC, foreign investors may invest in PRC securities, in general, through institutions that have obtained either RQFII status, or by investing in participatory notes and other access products issued by institutions with RQFII status. Since only RQFII’s interests in PRC securities are recognized under the PRC laws, any tax liability would, if it arises, be payable by the QFII or RQFII.
Under current PRC Enterprise Income Tax Law (“PRC EIT law”) and regulations, any entity considered to be a tax resident of the PRC would be subject to PRC enterprise income tax (“EIT”) at the rate of 25% on its worldwide taxable income. If an entity were considered to be a non-resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC EIT at the rate of 25% on the profits attributable to the permanent establishment. The Fund intends to operate in a manner that will prevent it from being treated as a tax resident of the PRC and from having a permanent establishment in the PRC, though this cannot be guaranteed. It is possible, however, that the PRC could disagree with such an assessment or that changes in PRC tax law could affect the PRC EIT status of the Fund.
If the entity is a non-PRC tax resident enterprise without permanent establishment in the PRC, the PRC-sourced income (including cash dividends, distributions, interest and capital gains) derived by it from any investment in PRC securities would be subject to PRC withholding income tax (“WHT”) at the rate of 10% unless exempt or reduced under the PRC EIT Law or a relevant tax treaty. Interest income from certain bonds (i.e. government bonds, local government bonds and railway bonds) are also entitled to a 100% EIT exemption and 50% EIT exemption respectively in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated 10 March 2016 on Income Tax Policies on Interest Income from Railway Bonds under Caishui [2016] No. 30. Pursuant to Caishui [2018] No. 108 ("Notice 108"), foreign institutional investors are exempt from EIT on bond interest income derived from November 7, 2018 to November 6, 2021. Such EIT exemption would not be applicable if the bond interest derived is connected with the foreign institutional investors' establishment or place in the PRC.
The Fund may also potentially be subject to PRC value-added tax at the rate of 6% on capital gains derived from trading of PRC securities. However, Caishui [2016] No. 36 (“Notice 36”) and Caishui [2016] No. 70 (“Notice 70”) provides a value-added tax exemption for RQFIIs in respect of their gains derived from the trading of PRC securities. In addition, deposit interest income and interest received from government bonds and local government bonds are also exempt from VAT. The prevailing VAT regulations do not specifically exempt VAT on interest derived from bonds other than the aforesaid. Hence, interest income on non-government bonds (including corporate bonds) technically should be subject to 6% VAT. However, in accordance with Cai Shui [2016] No. 70 ("Circular 70"), the Supplementary Notice of the Ministry of Finance and the State Administration of Taxation on VAT Policies for Interbank Dealings of Financial Institutions in respect of bond interest income derived by foreign institutional investors, PRC VAT on investments in the CIBM (including currency market, bond market and derivative market) is exempted from November 7, 2018 to November 6, 2021 pursuant to Notice 108.

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VANECK VECTORS® CHINAAMC CHINA BOND ETF (continued)
In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively the “Surtaxes”) are imposed based on value-added tax liabilities. PRC securities that are exempt from value-added tax, are also exempt from the applicable Surtaxes.
Aside from the above-mentioned general rules, the PRC tax authorities have not clarified whether income tax and other tax categories are payable on gains arising from the trading in securities that do not constitute shares or other equity investments, such as bonds and other fixed income securities, of RQFIIs and other investors through Bond Connect or the CIBM Direct Access Program. It is therefore possible that the relevant tax authorities may, in the future, clarify the tax position and impose an income tax or withholding tax on realized gains derived from dealing in PRC fixed income securities.
The Fund does not currently make any tax provision in respect of any potential PRC withholding income tax, EIT, value-added tax and Surtaxes on gains derived from disposal of equity and bonds and other fixed income securities. However, in light of the above-mentioned uncertainty and in order to meet any potential tax liability for gains on disposal of bonds and other fixed income securities, the Fund reserves the right to provide for the withholding income tax on such gains or income, and withhold income tax of 10% for the account of Fund in respect of any potential tax on the gross realized and unrealized capital gains. Upon any future resolution of the abovementioned uncertainty or further changes to the tax law or policies, the Fund will, as soon as practicable, make relevant adjustments to the amount of tax provision (if any) as they consider necessary. The amount of any such tax provision will be disclosed in the accounts of the Fund.
Any such withholding income tax on gains on disposal of fixed income securities may reduce the income from, and/or adversely affect the performance of, the Fund. In light of the uncertainties of the tax position, RQFIIs may withhold certain amounts in anticipation of PRC withholding income tax on the gains on disposal of the Fund’s investments in China fixed income securities. The amount withheld would be retained by the relevant RQFII until the position with regard to PRC taxation of RQFIIs Fund in respect of their gains and profits has been clarified. In the event that such position is clarified to the advantage of the RQFII and the Fund, the RQFII may rebate all or part of the withheld amount. The withheld amount so rebated shall be retained by the Fund and reflected in the value of its shares. Notwithstanding the foregoing, no investor who redeems his/her shares before the rebate of any withheld amounts shall be entitled to claim any part of such rebate.
It should also be noted that the actual applicable tax imposed by the PRC tax authorities may be different and may change from time to time. There is a possibility of the rules being changed and taxes being applied retrospectively. As such, any provision for taxation made by the Fund may be excessive or inadequate to meet final PRC tax liabilities. Consequently, investors of the Fund may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they subscribed and/or redeemed their shares in/from the Fund.
If the actual applicable tax levied by the PRC tax authorities is higher than that provided for by the relevant Fund so that there is a shortfall in the tax provision amount, investors should note that the Net Asset Value of the Fund may suffer more than the tax provision amount as that Fund will ultimately have to bear the additional tax liabilities. In this case, the then existing and new investors will be disadvantaged. On the other hand, if the actual applicable tax rate levied by the PRC tax authorities is lower than that provided for by the Fund so that there is an excess in the tax provision amount, investors who have redeemed shares in the Fund before the PRC tax authorities’ ruling, decision or guidance in this respect will be disadvantaged as they would have borne the loss from the Fund’s over-provision. In this case, the then existing and new Shareholders may benefit if the difference between the tax provision and the actual taxation liability under that lower tax amount can be returned to the account of the Fund as assets thereof.
Shareholders should note that the above disclosure has been prepared based on an understanding of the laws, regulations and practice in the PRC in-force as of the date of this Prospectus.
It is possible that the current tax laws, regulations and practice in the PRC will change, including the possibility of taxes being applied retrospectively, and that such changes may result in higher taxation on PRC investments than is currently contemplated.
Sovereign Bond Risk. Investments in sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of such sovereign bonds.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector has undergone, and may continue to undergo changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefiting from government

6

intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in the Industrials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Risk of Subordinated Obligations. Payments under some bonds may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of the bond. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce the terms of the bond. Certain bonds do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may also include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. The frequency, availability and quality of financial information about investments in emerging markets varies. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited, and the Fund's passive investment approach does not take account of these risks. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently incur brokerage costs and/or recognize gains or losses on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.
Market Risk . The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in

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VANECK VECTORS® CHINAAMC CHINA BOND ETF (continued)
these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index p rovider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Index provider's errors will be borne by the Fund and its shareholders. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Index provider or its agents may not be fully invested at times either as a result of cash flows into carry out additional ad hoc rebalances to the Index. Therefore, errors and additional ad hoc rebalances carried out by the Index provider or its agents to the Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index, or invested in them in the exact proportions in which they are represented in the Index. The Fund’s performance may also deviate from the return of the Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices ( i.e. , the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses.
In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund will be required to remit RMB to settle the purchase of RMB Bonds and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance is delayed or disrupted, the Fund will not be able to fully replicate the Index by investing in their relevant RMB Bonds, which may lead to increased tracking error, and may need to rely on borrowings to meet redemptions, which may lead to increased expenses. Because the Index is priced in Chinese RMB and the Fund is priced in U.S. dollars, the ability of the Fund to track the Index is in part subject to foreign exchange fluctuations as between the U.S. dollar and the RMB. The Fund’s performance may also deviate from the performance of the Index due to the impact of withholding taxes, late announcements relating to changes to the Index and high turnover of the Index. The Fund may underperform the Index when the value of the U.S. dollar increases relative to the value of the RMB. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index. Changes to the composition of the Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

8

No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

9

VANECK VECTORS® CHINAAMC CHINA BOND ETF (continued)
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 20 20 was 0.91% .

Best Quarter:	5.71%	1Q '18
Worst Quarter:	-6.40%	4Q '16
Average Annual Total Returns for the Periods Ended December 31, 201 9
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts .

	Past One Year	Past Five Years	Since Inception (11/10/2014)
VanEck Vectors ChinaAMC China Bond ETF (return before taxes)	2.68%	1.41%	0.89%
VanEck Vectors ChinaAMC China Bond ETF (return after taxes on distributions)	1.29%	0.89%	0.38%
VanEck Vectors ChinaAMC China Bond ETF (return after taxes on distributions and sale of Fund Shares)	1.58%	0.85%	0.46%
ChinaBond China High Quality Bond Index (reflects no deduction for fees, expenses or taxes)	3.16%	2.47%	1.97%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.15%
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Investment Sub-Adviser. China Asset Management (Hong Kong) Limited.
Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser	Date Began Managing the Fund
Cai Jing	Portfolio Manager	June 2017

10

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	November 2014

PURCHASE AND SALE OF FUND SHARES
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or de aler at a market price . Shares of the Fund are listed on the Exchange , and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV ( i.e. , a "premium") or less than NAV ( i.e. , a "discount").
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

11

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS
PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser or Sub- Adviser uses quantitative analysis to select a representative sample of securities that the Adviser or Sub-Adviser, respectively, believes collectively have an investment profile similar to the Index. The Adviser or Sub-Adviser, as applicable, seeks to select securities that will have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund.
The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to the Index. Further, the Adviser and/or Sub-Adviser may choose to underweight or overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.
The Fund’s assets will be primarily invested in RMB Bonds. Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, the Fund intends to invest directly in RMB Bonds via the Sub-Adviser’s RQFII li cense but may, in the future, invest in RMB Bonds using Bond Connect or the China interbank bond market program. In the event that the Sub-Adviser is unable to maintain its RQFII status or to seek to replicate the Index through the other means described in this Prospectus, the Fund may retain one or more additional sub-advisers that maintain RQFII licenses and/or the Adviser or an affiliate thereof may obtain a QFII license and the Adviser or additional sub-adviser(s), on behalf of the Fund, may invest in RMB Bonds via the Adviser’s or additional sub-adviser(s)’s QFII or RQFII license , respectively.
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
The Fund’s investment objective and its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”
RISKS OF INVESTING IN THE FUND
The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section followed by additional risk information.
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in RMB Bonds. Investments in RMB Bonds involve certain risks and special considerations, including the following:
Political and Economic Risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy.
The PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the underlying securities of the Index in which the Fund may invest. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund. The PRC may privatiz e certain entities and industries. Privatized entities may lose money or be re-nationalized.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the Fund’s RMB Bond investments or contained in the Index.
Market volatili ty caused by potential regional or territorial c onflicts or natural or other disasters, may have an adverse impact on the perf ormance of the Fund.

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The laws, regulations, including the investment regulations governing RQFIIs (QFIIs Bond Connect and the CIBM Direct Access Program ), government policies and the political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the RMB Bonds or other securities in the Fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial adverse effect on the Chinese economy and the Fund’s investments.
The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund.
The Fund may encounter difficulties or delays in enforcing its rights against issuers of RMB Bonds that are organized in the PRC and therefore only subject to the laws of the PRC. The interpretation and enforcement of Chinese laws and regulations may be uncertain. With respect to laws pertaining to bankruptcy proceedings, such laws in mainland China are generally less developed than and different from such laws in the United States. Therefore, bankruptcy proceedings can take more time to resolve than similar proceedings in the United States and results can be unpredictable. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.
Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. The performance of the Chinese economy and the Fund’s investments could be negatively impacted by inflation.
Tax Changes. The Chinese system of taxation is not as well settled as that of the United States. In addition, changes in the Chinese tax system may have retroactive effects.
Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the Fund involves a risk of a total loss.
U.S. Sanctions. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.
Hong Kong Policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the securities in the Fund’s portfolio.
Chinese Bond Markets. The inter-bank bond market and exchange-traded bond markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the United States and some other countries. The bid and offer spread on RMB Bonds, whether traded on the inter-bank or listed bond market, may be high and the Fund may therefore incur significant trading costs and may suffer losses when selling such investments. In the absence of a regular and active secondary market, the Fund may not be able to sell its bond holdings at prices or at times the Adviser and/or Sub-Adviser consider advantageous and may need to hold the bonds until their maturity date. In addition, there is less regulation and monitoring of Chinese bond markets and the activities of investors, brokers and other participants than in the United States. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic bond markets to a greater degree than would be typical in more developed markets. Bond markets in China are in the process of change and further development. This may lead to trading volatility, unpredictable trading suspensions, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

13

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS (continued)
Credit Rating Risk. RMB Bonds, whether they are traded on the inter-bank market or the exchange-traded market, are generally rated by local credit rating agencies. The rating industry in the PRC is still in its early development stage and, due to lack of historical data and slow responses to certain credit events, the rating methodologies used by the local credit rating agencies may be driven by domestic factors rather than quantitative methods. In addition, the rating process may lack transparency and the rating standards may be significantly different from that adopted by internationally recognized credit rating agencies. Credit ratings given by PRC rating agencies may therefore not be directly comparable with those given by other international rating agencies. RMB Bonds may be substantially more risky and the Fund may be exposed to a higher degree of credit risk. A downward revision or withdrawal of any such rating may have an adverse effect on market prices, liquidity and marketability of these RMB Bonds and the Fund’s investments.
Available Disclosure About Chinese Companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.
Chinese Corporate and Securities Law. The regulations on investments and repatriation of capital by QFIIs and RQFIIs are relatively new and continue to evolve. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities have broad discretion in this regard. The Fund’s rights with respect to its investments in RMB Bonds through the Sub-Adviser’s RQFII license will not be governed by U.S. law, and instead will be governed by Chinese law.
It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.
Foreign Exchange Control. The RMB is currently not a freely convertible currency. The Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government’s actions may not be transparent or predictable. As a result, the value of the RMB and the value of RMB Bonds may change quickly and arbitrarily. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.
Foreign Currency Considerations. Emerging markets such as China can experience high rates of inflation, deflation and currency revaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The Chinese government’s imposition of restrictions on the repatriation of RMB out of Mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. These restrictions as well as any accelerated appreciation or depreciation of RMB may adversely affect the Fund and its investments. Under exceptional circu mstances, payment of redemptions a nd/or dividend payme nt in RMB may be delayed due to the ex chan ge controls and rest rictions applicable to RMB.
The Fund’s assets are expected to be primarily invested in RMB Bonds and the income received by the Fund will be principally in RMB. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the RMB falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the RMB to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance.
RMB can be further categorized into onshore RMB (“CNY”), which can be traded only in the PRC, and offshore RMB (“CNH”), which can be traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions. The Fund may also be adversely affected by the exchange rates between CNY and CNH. In addition, there may not be sufficient amounts of RMB for the Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units (a large specified number of S hares issued and redeemed by the Fund) into RMB to purchase RMB Bonds, and this may result in settlement delays. Moreover, the trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise that could adversely impact the Fund.

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Risk of the RQFII Regime. The Index is comprised of RMB Bonds. In seeking to track the Index, the Fund intends to primarily invest in RMB Bonds through the Sub-Adviser’s RQFII license , although the Fund may, in the future, invest in RMB Bonds using Bond Connect or the China interbank bond market program. In addition, the RQFII license of the Sub-Adviser may be revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe CSRC, SAFE and other applicable Chinese regulations, which are subject to change and such change may have potential retrospective effect. There can be no assurance the Fund could retain a replacement sub-adviser with an RQFII quota or other means of investing in RMB Bonds if that became necessary or appropriate for any reason.
The Fund cannot predict what would occur if the RQFII license of the Sub-Adviser or RQFII or QFII licenses generally were eliminated, although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Sub-Adviser on behalf of the Fund dispose of certain or all of its RMB Bonds. Therefore, any such elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of the Index due to the unavailability of the Sub-Adviser's RQFII licen s e or for other reasons, the Fund, subject to any necessary regulatory relief, could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to RMB Bonds is obtainable. If any of the above events were to occur, the Fund could trade at a significant premium or discount to its net asset value (“NAV”) and could experience substantial redemptions, and the Fund could, among other things, change its investment objective by, for example, seeking to track an alternative index focused on Chinese-related bonds or other appropriate investments, or decide to liquidate.
The regulations which regulate investments by RQFIIs in the People’s Republic of China (“PRC”) and the repatriation of capital from RQFII investments are relatively new and continue to evolve. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in applying and interpreting such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund. In addition, there are custody risks associated with investing through a RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser, the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only.
The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approv a l . However, there is no assurance that RQFIIs may not be subject to restrictions or prior approval requirements in the future , though it will need to prepare a tax payment commitment letter in respect of certain repatriation . Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in RMB Bonds and its ability to meet redemption requests.

Further, the Fund will rely on the existing arrangements entered into between RQFIIs with their respective PRC custodians with respect to the custody of their and therefore the Fund’s assets in Chinese securities, and their PRC brokers in relation to the execution of transactions in Chinese securities, in the PRC markets. The Fund may, therefore, incur losses due to the acts or omissions of the PRC brokers or the PRC custodians in the execution or settlement of any transaction, or in the transfer of any funds or securities.
On May 7, 2020, the People’s Bank of China (“PBOC”) and the State Administration of Foreign Exchange (“SAFE”) jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the "Regulations") which came into effect on June 6, 2020. The Regulations supersede certain post-registration rules applicable to QFII and RQFII regimes. One of the key changes of the Regulations is the removal of quota restrictions on investment. However, this is a relatively new development, and there is no guarantee that the quotas will continue to be relaxed.
RMB Bonds will be held by a PRC sub-custodian pursuant to PRC regulations. Risks related to the PRC sub-custodian are set out below at “Custody Risks of Investing in RMB Bonds.” Also, the Fund may incur losses due to the acts or omissions of the PRC sub-custodian or PRC brokers in the execution or settlement of any transaction or in the transfer of any funds or securities. In such event, the relevant Fund may be adversely affected in the execution or settlement of any transaction or in the transfer of any funds or securities.
Risk of Investing via the Bond Connect and the CIBM Direct Access Program. The Bond Connect program and the CIBM Direct Access Program are relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the programs as published or applied by the relevant authorities of the PRC are untested and are subject to change from time to time. There can be no assurance that the Bond Connect program and/or the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through the CIBM Direct Access Program or Bond Connect will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective will be adversely affected.
The Fund’s investments through Bond Connect are generally subject to Mainland China securities laws and listing requirements, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days

15

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS (continued)
when markets in both Mainland China and Hong Kong are open. As a result, prices of Bond Connect Securities may fluctuate at times when the Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would otherwise do so.
Under the prevailing PRC regulations, eligible foreign investors who wish to participate in the Bond Connect program may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents. The Fund may also incur losses due to the acts or omissions of the onshore settlement agent in the process of settling any transactions. As a result, the value of the relevant Fund may be adversely affected.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent. The Fund may also incur losses due to the acts or omissions of the onshore settlement agent in the process of settling any transactions. As a result, the value of the relevant Fund may be adversely affected.
Although there is no quota limitation regarding investment via the CIBM Direct Access Program, the Fund is required to make further filings with the PBOC if it wishes to increase its anticipated investment size. There is no guarantee the PBOC will accept such further filings. In the event any further filings for an increase in the anticipated investment size are not accepted by the PBOC, the Fund’s ability to invest in the CIBM will be limited and the performance of the Fund may be unfavorably affected as a result.
Trading through the Bond Connect program is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fails to function properly, trading through the Bond Connect may be disrupted. The Fund's ability to trade through the Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Fund invests in the CIBM through the Bond Connect program, it may be subject to risks of delays inherent in the order placing and/or settlement.
The Bond Connect utilizes delivery versus payment (DVP) settlement, and the movement of cash and securities is carried out simultaneously on a real-time basis. However, it should be noted that there is no assurance that settlement risks can be eliminated and DVP settlement practices in the PRC may differ from practices in developed markets. In particular, such settlement may not be instantaneous and be subject to a delay of a period of hours. Where the counterparty does not perform its obligations under a transaction or there is otherwise a failure due to CCDC or SCH (as applicable), the Fund may sustain losses. Bond Connect trades are settled in CNY and investors must have timely access to a reliable supply of CNY in Hong Kong, which may incur conversion costs and cannot be guaranteed. Moreover, Bond Connect Securities generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
The Fund’s investments through Bond Connect will be held on behalf of the Fund via a book entry omnibus account in the name of the Central Moneymarkets Unit of Hong Kong (“CMU”) maintained with a Mainland China-based custodian (either CCDC or SCH). The Fund’s ownership interest in investments through Bond Connect will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. Whilst the Bond Connect Authorities (defined below) have expressly stated that investors will enjoy the rights and interests of the bonds acquired through the Bond Connect in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China is yet to be tested. In addition, in the event that the nominee holder (i.e. CMU) becomes insolvent, such bonds may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.
"Bond Connect Authorities" refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the PBOC, the HKMA, the HKEx, the CEFTS, the CMU, the CSDCC and the SHCH and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect.
Investment and Repatriation Restrictions. Investments by the Fund in RMB Bonds through the Sub-Adviser’s RQFII license or the China interbank bond market program and other Chinese financial instruments regulated by the CSRC, including warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the Fund may purchase or limits on the classes of securities in which the Fund may invest.
The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in RMB Bonds and its ability to meet redemptions requests.
If the Fund’s direct investments in RMB Bonds through the Sub-Adviser’s RQFII license become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code

16

and be subject to income and excise tax at the Fund level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions before re-qualifying for taxation as a RIC. See the prospectus under “Shareholder Information—Tax Information—Taxes on Distributions” for more information.
The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so this treatment will not apply with respect to amounts the Fund reserves, if any, in anticipation of the imposition of withholding taxes not currently in effect. If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See the prospectus under “Shareholder Information—Tax Information” for a further description of this risk.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Index. This may increase the risk of tracking error and may adversely affect the Fund’s ability to achieve its investment objective.
Risk of Loss of Favorable U.S. Tax Treatment. The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, if the Fund does not repatriate funds associated with direct investment in RMB Bonds on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code. If the Fund fails to qualify for any taxable year as a RIC, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to shareholders and the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. See below under “Shareholder Information—Tax Information—Taxes on Distributions” for more information.
Foreign Exchange Control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. There may not be sufficient amounts of RMB for the Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units into RMB to purchase RMB-denominated investments. It should also be noted that that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact the Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the U.S. dollar or any other foreign currency in the future. Under exceptional cir cumstances, payment of redemptions and/or dividend payment in RMB may be delayed due to the ex change controls and restrictions applicable to RMB.
Custody Risks of Investing in RMB Bonds. Each PRC sub-custodian maintains the Fund’s RMB deposit accounts and oversees the Fund’s investments in RMB Bonds to ensure compliance with the rules and regulations of the CSRC and the People’s Bank of China. The securities purchased by the Sub-Adviser, in its capacity as a RQFII, on behalf of the Fund, will be credited to a securities trading account maintained by the PRC sub-custodian in the joint names of the Fund and the Sub-Adviser, and the Fund will pay the cost of the account. The Sub-Adviser may not use the account for any other purpose than for maintaining the Fund’s assets invested in RMB Bonds. However, given that the securities trading account will be maintained in the joint names of the Sub-Adviser and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Sub-Adviser may assert that the securities are owned by the Sub-Adviser and not the Fund, and that a court would uphold such an assertion, in which case creditors of the Sub-Adviser could seize assets of the Fund.
Investors should also note that cash deposits in the Fund’s account with the PRC sub-custodian will not be segregated from the proprietary assets of the PRC sub-custodian or the assets of its other clients. Therefore, to the extent the Fund’s assets are commingled, the cash deposits will be vulnerable in the event of a liquidation or bankruptcy by the PRC sub-custodian. Under such circumstances, the Fund will not have any proprietary rights to the cash deposited in the account, and the Fund will become an unsecured creditor, and would have no priority over the claims of any other unsecured creditors to the assets of the PRC sub-custodian. The Fund may encounter difficulties or delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.
Renminibi Currency Risk. Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest

17

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS (continued)
rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The income received by the Fund for its investments denominated in RMB will principally be in RMB. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of Mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy. These restrictions may adversely affect the Fund and its investments. The Fund may also be exposed to both offshore RMB (CNH) and onshore RMB (CNY). Although CNH and CNY are the same currency, they trade at different rates. To the extent the Fund carries out conversions between offshore RMB (CNH) and onshore RMB (CNY), investors should note that CNH and CNY trade a different rates. Any divergence between CNH and CNY may adversely impact investors. Any divergence between CNH and CNY may adversely impact the Fund.
Chinese Banking Industry Risk. The Chinese banking industry is a highly regulated industry and is subject to laws and regulations touching all aspects of the banking business. The principal regulators include the CBRC and the PBOC. These regulators are given wide discretion in exercising their authority. The banking regulatory regime in China is currently undergoing significant changes, including changes in laws and regulations, as it moves toward a more transparent regulatory process. Some of these changes may have an adverse impact on the performance of Chinese banks that issued RMB Bonds and thus may adversely affect their capacity to honor their commitments under the RMB Bonds to the holders of such bonds, which may include the Fund.
PRC Tax Risk. Under current regulations in the PRC, foreign investors may invest in PRC securities, in general, through institutions that have obtained either RQFII status, or by investing in participatory notes and other access products issued by institutions with RQFII status. Since only RQFII’s interests in PRC securities are recognized under the PRC laws, any tax liability would, if it arises, be payable by the QFII or RQFII.
Under current PRC Enterprise Income Tax Law (“PRC EIT law”) and regulations, any entity considered to be a tax resident of the PRC would be subject to PRC enterprise income tax (“EIT”) at the rate of 25% on its worldwide taxable income. If an entity were considered to be a non-resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC EIT at the rate of 25% on the profits attributable to the permanent establishment. The Fund intends to operate in a manner that will prevent it from being treated as tax residents of the PRC and from having a permanent establishment in the PRC, though this cannot be guaranteed. It is possible, however, that the PRC could disagree with such an assessment or that changes in PRC tax law could affect the PRC EIT status of the Fund.
If the entity is a non-PRC tax resident enterprise without permanent establishment in the PRC, the PRC-sourced income (including cash dividends, distributions, interest and capital gains) derived by it from any investment in PRC securities would be subject to PRC withholding income tax (“WHT”) at the rate of 10% unless exempt or reduced under the PRC EIT Law or a relevant tax treaty. Interest income from certain bonds (i.e. government bonds, local government bonds and railway bonds) are also entitled to a 100% EIT exemption and 50% EIT exemption respectively in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated 10 March 2016 on Income Tax Policies on Interest Income from Railway Bonds under Caishui [2016] No. 30. Pursuant to Caishui [2018] No. 108 ("Notice 108"), foreign institutional investors are exempt from EIT on bond interest income derived from November 7, 2018 to November 6, 2021. Such EIT exemption would not be applicable if the bond interest derived is connected with the foreign institutional investors' establishment or place in the PRC.
The Fund may also potentially be subject to PRC value-added tax at the rate of 6% on capital gains derived from trading of PRC securities. However, Caishui [2016] No. 36 (“Notice 36”) and Caishui [2016] No. 70 (“Notice 70”) provides a value-added tax exemption for RQFIIs in respect of their gains derived from the trading of PRC securities. In addition, deposit interest income and interest received from government bonds and local government bonds are also exempt from VAT. The prevailing VAT regulations do not specifically exempt VAT on interest derived from bonds other than the aforesaid. Hence, interest income on non-government bonds (including corporate bonds) technically should be subject to 6% VAT. However, in accordance with Cai Shui [2016] No. 70 ("Circular 70"), the Supplementary Notice of the Ministry of Finance and the State Administration of Taxation on VAT Policies for Interbank Dealings of Financial Institutions in respect of bond interest income derived by foreign institutional investors, PRC VAT on investments in the CIBM (including currency market, bond market and derivative market) is exempted from November 7, 2018 to November 6, 2021 pursuant to Notice 108.
In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively the “Surtaxes”) are imposed based on value-added tax liabilities. PRC securities that are exempt from value-added tax, are also exempt from the applicable Surtaxes.
Aside from the above-mentioned general rules, the PRC tax authorities have not clarified whether income tax and other tax categories are payable on gains arising from the trading in securities that do not constitute shares or other equity investments, such as bonds and other fixed income securities, of RQFIIs and other investors through Bond Connect or the CIBM Direct Access

18

Program. It is therefore possible that the relevant tax authorities may, in the future, clarify the tax position and impose an income tax or withholding tax on realized gains derived from dealing in PRC fixed income securities.
The Fund does not currently make any tax provision in respect of any potential PRC withholding income tax, EIT, value-added tax and Surtaxes on gains derived from disposal of equity and bonds and other fixed income securities. However, in light of the above-mentioned uncertainty and in order to meet any potential tax liability for gains on disposal of bonds and other fixed income securities, the Fund reserves the right to provide for the withholding income tax on such gains or income, and withhold income tax of 10% for the account of Fund in respect of any potential tax on the gross realized and unrealized capital gains. Upon any future resolution of the above mentioned uncertainty or further changes to the tax law or policies, the Fund will, as soon as practicable, make relevant adjustments to the amount of tax provision (if any) as they consider necessary. The amount of any such tax provision will be disclosed in the accounts of the Fund.
Any such withholding income tax on gains on disposal of fixed income securities may reduce the income from, and/or adversely affect the performance of, the Fund. In light of the uncertainties of the tax position, RQFIIs may withhold certain amounts in anticipation of PRC withholding income tax on the gains on disposal of the Fund’s investments in China fixed income securities. The amount withheld would be retained by the relevant RQFII until the position with regard to PRC taxation of RQFIIs Fund in respect of their gains and profits has been clarified. In the event that such position is clarified to the advantage of the RQFII and the Fund, the RQFII may rebate all or part of the withheld amount. The withheld amount so rebated shall be retained by the Fund and reflected in the value of its shares. Notwithstanding the foregoing, no investor who redeems his/her shares before the rebate of any withheld amounts shall be entitled to claim any part of such rebate.
It should also be noted that the actual applicable tax imposed by the PRC tax authorities may be different and may change from time to time. There is a possibility of the rules being changed and taxes being applied retrospectively. As such, any provision for taxation made by the Fund may be excessive or inadequate to meet final PRC tax liabilities. Consequently, investors of the Fund may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they subscribed and/or redeemed their shares in/from the Fund.
If the actual applicable tax levied by the PRC tax authorities is higher than that provided for by the relevant Fund so that there is a shortfall in the tax provision amount, investors should note that the Net Asset Value of the Fund may suffer more than the tax provision amount as that Fund will ultimately have to bear the additional tax liabilities. In this case, the then existing and new investors will be disadvantaged. On the other hand, if the actual applicable tax rate levied by the PRC tax authorities is lower than that provided for by the Fund so that there is an excess in the tax provision amount, investors who have redeemed shares in the Fund before the PRC tax authorities’ ruling, decision or guidance in this respect will be disadvantaged as they would have borne the loss from the Fund’s over-provision. In this case, the then existing and new Shareholders may benefit if the difference between the tax provision and the actual taxation liability under that lower tax amount can be returned to the account of the Fund as assets thereof.
Shareholders should note that the above disclosure has been prepared based on an understanding of the laws, regulations and practice in the PRC in-force as of the date of this Prospectus.
It is possible that the current tax laws, regulations and practice in the PRC will change, including the possibility of taxes being applied retrospectively, and that such changes may result in higher taxation on PRC investments than is currently contemplated.
Sovereign Bond Risk. Investments in sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of sovereign bonds.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector has undergone, and may continue to undergo, changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefiting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in the Industrials Sector. The Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by

19

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS (continued)
changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Credit Risk. Debt securities are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely on securities. Debt securities are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. The Fun d may hold securities that are insured by a bond issuer. A downgrade of the credit rating of such bond issuer may cause the value of the insured security to decline . Lower credit quality may also affect liquidity and make it di fficult for the Fund to sell the security.
Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions.
In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates . These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Risk of Subordinated Obligations. Payments under some bonds may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of the bond. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce the terms of the bond. Certain bonds do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund may be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.
Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers and other protectionist or retaliatory measures. The United States and other nations or international organizations may impose economic sanctions or take other actions that may adversely affect

20

issuers of specific countries. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. These sanctions, any future sanctions or other actions, or even the threat of future sanctions or other actions, may negatively affect the value and liquidity of the Fund.
Also, certain issuers located in foreign countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging markets issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.
Risk of Cash Transactions. Unlike other ETFs, the Fund effects its creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Because the Fund currently intends to effect a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable by an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in bonds, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or underperform other investments. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index, or raising cash to meet redemptions or deploying cash in connection with newly created Creations Units, which are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. There is no assurance that the Fund's Index Pro vider (defined herein) or any agents that may act on its behalf will compile the Fund's Index accurately, or that the Index will be determine d, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used t o compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or

21

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS (continued)
positively impact the Fund and its shareholders. Shareholders should understand that any gains from the Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Index provider's errors will be borne by the Fund and its shareholders. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Index provider or its agents may carry out additional ad hoc rebalances to the Index. Therefore, errors and additional ad hoc rebalances carried out by the Index provider or its agents to the Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index, or invested in them in the exact proportions in which they are represented in the Index. The Fund’s performance may also deviate from the return of the Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices ( i.e. , the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses.
In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund will be required to remit RMB to settle the purchase of RMB Bonds and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance is delayed or disrupted, the Fund will not be able to fully replicate the Index by investing in their relevant RMB Bonds, which may lead to increased tracking error, and may need to rely on borrowings to meet redemptions, which may lead to increased expenses. Because the Index is priced in Chinese RMB and the Fund is priced in U.S. dollars, the ability of the Fund to track the Index is in part subject to foreign exchange fluctuations as between the U.S. dollar and the RMB. The Fund’s performance may also deviate from the performance of the Index due to the impact of withholding taxes, late announcements relating to changes to the Index and high turnover of the Index. The Fund may underperform the Index when the value of the U.S. dollar increases relative to the value of the RMB. Moreover, the F und may be delayed in purchasing or selling securities included in it s Index. Any issues the F und enc ounters with regard to currency convertibility (including the cost of bor rowing f unds , if any ) and repatriati on may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Index. These and any other iss ues the Fund encounters with regard to investment restrictions, trade settlements, currency convertibility (including the cost of borrowing funds, if any) and repatriation . In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index. Index tracking risk may be heightened during t imes of increased market volatility or other unusual market conditions. Changes to the composition of the Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of the Fund’s portfolio in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser and/or Sub-Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Additionally, unusual market conditions may cause the Fund’s Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Fund’s Index to vary from its normal or expected composition. This means that, based on market and economic conditions, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/

22

ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with the Fund.
Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price that differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's “circuit breaker” rules. If a trading halt or unanticipated early close of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material effect on the market price of the Shares.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market price of Shares may fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of the Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s NAV. In addition, because certain of the Fund’s underlying securities trade on exchanges that are closed when the Exchange (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Non-Diversified Risk. The Fund is a separate investment portfolio of VanEck Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” fund under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in

23

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS (continued)
a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that the Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES
The Fund may also invest in securities not included in the Index, money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and/or certain derivatives, which the Adviser or Sub-Adviser believes will help the Fund track the Index. Depositary receipts not included in the Index may be used by the Fund in seeking performance that corresponds to the Index, and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. The Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs.
BORROWING MONEY
The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. The Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a regulated investment company. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than the Index. Leverage generally has the effect of increasing the amount of loss or gain the Fund might realize and may increase volatility in the value of the Fund’s investments.
LENDING PORTFOLIO SECURITIES
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives cash, U.S. government securities and stand-by letters of credit not issued by the Fund’s bank lending agent equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk that it may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of any cash collateral or in the value of investments made with the cash collateral. These events could trigger adverse tax consequences for the Fund. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income.
ADDITIONAL NON-PRINCIPAL RISKS
Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if the Fund invested directly in the underlying securities, currencies or other assets.
Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage, and may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.
Many derivative transactions are entered into over-the-counter without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time, and the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.

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In November 2019, the Securities and Exchange Commission ("SEC") published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the fund would need to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. The fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the fund is a limited derivatives user, but for the fund subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.

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PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.

MANAGEMENT OF THE FUND
Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund's SAI.
Investment Adviser and Sub-Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to the Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. China Asset Management (Hong Kong) Limited acts as investment sub-adviser to the Fund and, subject to the oversight of the Adviser, will be responsible for the day-to-day investment management of the Fund. China Asset Management (Hong Kong) Limited serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Investment Sub-Advisory Agreement”).
As of June 3 0 , 2020 , the Adviser managed approximately $ 5 5.4 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, New York, New York 10017.
The Sub-Adviser was established in September 2008 as a wholly owned subsidiary of China Asset Management Co., Ltd. (“ChinaAMC”). The Sub-Adviser has been licensed by Hong Kong Securities and Futures Commission to engage in asset management activities, dealing in securities and advising on securities. As of June 30, 20 20 , assets under management were approximately $ 176 billion for ChinaAMC and $ 6.81 billion for the Sub-Adviser. The Sub-Adviser currently provides both asset management and advisory services to Hong Kong and overseas clients, including institutional mandates from Taiwan, Japan, Korea and Germany. The Sub-Adviser’s principal place of business is 37F, Bank of China Tower, 1 Garden Road, Central, Hong Kong.
A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement and the Investment Sub- Advisory Agreement is available in the Trust’s semi-annual report for the year ended October 31, 201 9 .
For the services provided to the Fund under the Investment Management Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.40%.
Until at least September 1, 202 1 , the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of its average daily net assets per year.
The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses. For the services provided and the expenses assumed by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreement, the Adviser (not the Fund) will pay a monthly fee to the Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account the Index license fee and expenses paid by the Adviser.
Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select one or more sub-advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser.
The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including applicable fee arrangements, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit the Fund and their shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.
Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Fund (the “Administrator”), and State Street Bank and Trust Company is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.

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All of the Fund’s RMB Bonds (including onshore PRC cash deposits and its onshore RMB Bond portfolio) will be held by the PRC sub-custodians. A securities account shall be opened with CSDCC in the joint names of the Sub-Adviser (as the RQFII holder) and the Fund. An RMB cash account shall also be established and maintained with each PRC sub-custodian in the joint names of the Sub-Adviser (as the RQFII holder) and the Fund. Each PRC sub-custodian shall, in turn, have a cash clearing account with CSDCC for trade settlement according to applicable regulations.
Distributor. Van Eck Securities Corporation is the distributor of the Shares (the "Distributor"). The Distributor will not distribute Shares in less than a specified number of Shares, each called a "Creation Unit," and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS
Ms. Jing joined the Sub-Adviser as a portfolio manager in February 2016. Prior to joining the Sub-Adviser, Ms. Jing mainly focused on the global bond market as a portfolio manager at each of the following: Bank of China (2002 to 2013), Cantor Fitzgerald (Hong Kong) Capital Markets Limited (2013) and ICBC Asia (2013 to 2015).
Mr. Rodilosso has been employed by the Adviser as a portfolio manager since March 2012. Mr. Rodilosso graduated from Princeton University in 1990 with a Bachelor of Arts and from the Wharton School of Business in 1993 with a Masters of Business Administration. Mr. Rodilosso serves as portfolio manager of other funds of the Trust. Mr. Rodilosso also serves as portfolio manager for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Fund’s SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of the Fund.

SHAREHOLDER INFORMATION
DETERMINATION OF NAV
The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of the Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time the Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Index. This may adversely affect the Fund’s ability to track the Index. With respect to securities that are

27

SHAREHOLDER INFORMATION (continued)
principally traded on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
INTRADAY VALUE
The trading prices of the Fund's Shares in the secondary market generally differ from the Fund's daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the intraday value of the Fund's Shares (“IIV”) is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund and valuations based on current market rates. The quotations and/or valuations of the Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy. On or about December 31, 2020 , the Trust expects that the IIV will no longer be calculated and disseminated.
RULE 144A AND OTHER UNREGISTERED SECURITIES
An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of the Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.
BUYING AND SELLING EXCHANGE-TRADED SHARES
The Shares of the Fund are listed on the Exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for the Fund’s Shares based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and generally higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market price of Shares are more likely to differ significantly from the Shares’ NAV.
The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund's SAI.
The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.
The right of redemption may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the

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Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Board of Trustees considered the nature of the Fund (i.e., the fund whose Shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Fund reserves the right to reject orders that may be disruptive to the management of or otherwise not in the Fund's best interest, and that the Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.
DISTRIBUTIONS
Net Investment Income and Capital Gains. As a shareholder of the Fund, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net realized capital gains are distributed to shareholders as “capital gain distributions.” Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income. Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains.
Net investment income, if any, is typically distributed to shareholders at least monthly and net realized capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where the Fund acquires investment securities after the beginning of a dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If the Fund so elects some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return on your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.
TAX INFORMATION
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.
Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, at least monthly, and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.
Distributions from the Fund’s net investment income, including any net short-term gains, if any, are taxable to you as ordinary income. In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions from the Fund’s net investment income, including any net short-term capital gains, if any, are taxable to you as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of a non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. The Fund does not expect that any of its distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.
Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

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SHAREHOLDER INFORMATION (continued)
If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of the Fund’s assets will consist of foreign securities.
Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service (“IRS”).
Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that the Fund’s shareholders’ Shares are redeemed for cash, this is normally treated as a sale for tax purposes.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
Any capital gain realized by a non-U.S. shareholder upon a sale of Shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States , or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the non-U.S. shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its

30

other assets used or held for use in a trade or business. The Fund may be, or may prior to a non-U.S. shareholder’s disposition of Shares become, a U.S. real property holding corporation. If the Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a non-U.S. shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
While some parts of the FATCA rules have not been finalized, the Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. shareholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws. Changes in applicable tax law, regulations or other guidance could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

INDEX PROVIDER
The Index is published by China Central Depository & Clearing Co., Ltd. (the “Index Provider”). The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

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CHINABOND CHINA HIGH QUALITY BOND INDEX
The Index is comprised of fixed-rate, RMB-denominated bonds issued in the PRC by Chinese credit, governmental and quasi-governmental (e.g., policy banks) issuers. Chinese credit issuers are generally considered to be issuers of central enterprise bonds, local enterprise bonds, medium-term notes, corporate bonds and railway debt. Credit RMB Bonds must have an issuer rating of AAA or equivalent by one or more of the Chinese local rating agencies recognized by the relevant authorities in the PRC to be included in the Index.
Qualifying bonds must be traded on the Chinese inter-bank bond market, the Shanghai Stock Exchange and/or the Shenzhen Stock Exchange.
The Index uses a modified market cap weighting methodology.
The Index is calculated and maintained by the Index Provider. The Index Provider also computes and publishes the price of all PRC bonds in the Index daily.
The Index is rebalanced monthly. The Index Provid er may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

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LICENSE AGREEMENT AND DISCLAIMERS
The Adviser has entered into a licensing agreement with the Index Provider to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.
The Index is compiled and calculated constructed and maintained by the Index Provider. All copyright in the Index values and constituent list vests in the Index Provider, to which all index indicator data and all index constituent data shall belong.

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FINANCIAL HIGHLIGHTS
The financial highlights table which follows is intended to help you understand the Fund’s financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

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For a share outstanding throughout each year :

	ChinaAMC China Bond ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$22.89	$24.14	$22.16	$24.28	$24.94
Income from investment operations:
Net investment income	0.87 (a)	0.75 (a)	0.74 (a)	0.21	0.70
Net realized and unrealized gain (loss) on
investments	(0.49)	(1.24)	2.07	(1.64)	(0.65)
Total from investment operations	0.38	(0.49)	2.81	(1.43)	0.05
Less:
Dividends from net investment income	(0.79)	(0.38)	—	—	(0.37)
Return of capital	(0.09)	(0.38)	(0.83)	(0.69)	(0.34)
Total dividends and distributions	(0.88)	(0.76)	(0.83)	(0.69)	(0.71)
Net asset value, end of year	$22.39	$22.89	$24.14	$22.16	$24.28
Total return (b)	1.76%	(1.98)%	12.94%	(6.00)%	0.20%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$4,478	$4,577	$4,828	$6,649	$12,140
Ratio of gross expenses to average net assets	3.53%	2.25%	2.59%	1.90%	1.12%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net expenses to average net assets
excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net
assets	3.93%	3.29%	3.21%	3.04%	2.88%
Portfolio turnover rate (c)	21%	22%	39%	9%	58%

(a) Calculated based upon average shares outstanding
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of year , reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the yea r . The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

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PREMIUM/DISCOUNT INFORMATION
Information regarding how often the closing trading price of the Shares of the Fund was above ( i.e. , at a premium) or below ( i.e. , at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.vaneck.com.

GENERAL INFORMATION
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.
OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund's SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with such Fund.
The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Fund’s shareholders and the Trust, the Fund, the Adviser, the Sub-Adviser and/or the Trustees. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser, the Sub-Adviser or other parties who provide services to the Fund.
Dechert LLP serves as counsel to the Trust, including the Fund. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.
ADDITIONAL INFORMATION
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund's Shares. The Fund's Registration Statement, including this Prospectus, the Fund's SAI and the exhibits are available on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund's investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The

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SAI and the Fund's annual and semi-annual reports may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund's Distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 800.826.2333.
Shareholder inquiries may be directed to the Fund in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.
The Fund's SAI is available at www.vaneck.com.
(Investment Company Act file no. 811-10325)

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[THIS PAGE INTENTIONALLY LEFT BLANK]

For more detailed information about the Fund, see the SAI dated September 1, 20 20 , as may be supplemented from time to time . Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI or the Fund’s annual or semi-annual reports, when available, by visiting the VanEck website at www.vaneck.com.
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Transfer Agent: State Street Bank and Trust Company SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333 vaneck.com
CBONPRO

VANECK VECTORS ETF TRUST
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and together, the “Prospectuses”) of each fund (each, a “Fund” and together, the “Funds”) listed below for the VanEck Vectors® ETF Trust (the “Trust”), relating to each of the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date

Statement of Additional Information January 31, 2020, as revised on April 1, 2020, May 1, 2020 and September 1, 2020
Biotech ETF	The NASDAQ Stock Market LLC	BBH	September 30th	January 31st
Environmental Services ETF	NYSE Arca, Inc.	EVX®	September 30th	January 31st
Gaming ETF	The NASDAQ Stock Market LLC	BJK®	September 30th	January 31st
Morningstar Durable Dividend ETF	Cboe BZX Exchange, Inc.	DURA®	September 30th	January 31st
Morningstar Global Wide Moat ETF	Cboe BZX Exchange, Inc.	GOAT™	September 30th	January 31st
Morningstar International Moat ETF	Cboe BZX Exchange, Inc.	MOTI®	September 30th	January 31st
Morningstar Wide Moat ETF	Cboe BZX Exchange, Inc.	MOAT®	September 30th	January 31st
Long/Flat Trend ETF	NYSE Arca, Inc.	LFEQ®	September 30th	January 31st
Pharmaceutical ETF	The NASDAQ Stock Market LLC	PPH®	September 30th	January 31st
Real Asset Allocation ETF	NYSE Arca, Inc.	RAAX®	September 30th	January 31st
Retail ETF	The NASDAQ Stock Market LLC	RTH®	September 30th	January 31st
Semiconductor ETF	The NASDAQ Stock Market LLC	SMH®	September 30th	January 31st
Video Gaming and eSports ETF	The NASDAQ Stock Market LLC	ESPO®	September 30th	January 31st
Statement of Additional Information April 1, 2020, as revised on May 1, 2020 and September 1, 2020
Energy Income ETF	NYSE Arca, Inc.	EINCTM	November 30th	April 1st
Statement of Additional Information May 1, 2020, as revised on September 1, 2020
Africa Index ETF	NYSE Arca, Inc.	AFK®	December 31st	May 1st
Agribusiness ETF	NYSE Arca, Inc.	MOO®	December 31st	May 1st
Brazil Small-Cap ETF	NYSE Arca, Inc.	BRF®	December 31st	May 1st
China Growth Leaders ETF	NYSE Arca, Inc.	GLCN	December 31st	May 1st
ChinaAMC SME-ChiNext ETF	NYSE Arca, Inc.	CNXT®	December 31st	May 1st
Coal ETF	NYSE Arca, Inc.	KOL®	December 31st	May 1st
Egypt Index ETF	NYSE Arca, Inc.	EGPT®	December 31st	May 1st
Low Carbon Energy ETF	NYSE Arca, Inc.	SMOG™	December 31st	May 1st
Gold Miners ETF	NYSE Arca, Inc.	GDX®	December 31st	May 1st
India Growth Leaders ETF	NYSE Arca, Inc.	GLIN	December 31st	May 1st
Indonesia Index ETF	NYSE Arca, Inc.	IDX®	December 31st	May 1st
Israel ETF	NYSE Arca, Inc.	ISRA™	December 31st	May 1st
Junior Gold Miners ETF	NYSE Arca, Inc.	GDXJ®	December 31st	May 1st
Natural Resources ETF	NYSE Arca, Inc.	HAP®	December 31st	May 1st

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date
Oil Refiners ETF	NYSE Arca, Inc.	CRAK®	December 31st	May 1st
Oil Services ETF	NYSE Arca, Inc.	OIH®	December 31st	May 1st
Rare Earth/Strategic Metals ETF	NYSE Arca, Inc.	REMX®	December 31st	May 1st
Russia ETF	Cboe BZX Exchange, Inc.	RSX®	December 31st	May 1st
Russia Small-Cap ETF	Cboe BZX Exchange, Inc.	RSXJ®	December 31st	May 1st
Steel ETF	NYSE Arca, Inc.	SLX®	December 31st	May 1st
Unconventional Oil & Gas ETF	NYSE Arca, Inc.	FRAK®	December 31st	May 1st
Uranium+Nuclear Energy ETF	NYSE Arca, Inc.	NLR®	December 31st	May 1st
Vietnam ETF	Cboe BZX Exchange, Inc.	VNM®	December 31st	May 1st
Statement of Additional Information September 1, 2020
BDC Income ETF	NYSE Arca, Inc.	BIZD®	April 30th	September 1st
CEF Municipal Income ETF	Cboe BZX Exchange, Inc.	XMPT®	April 30th	September 1st
ChinaAMC China Bond ETF	NYSE Arca, Inc.	CBON®	April 30th	September 1st
Emerging Markets Aggregate Bond ETF	NYSE Arca, Inc.	EMAG®	April 30th	September 1st
Emerging Markets High Yield Bond ETF	NYSE Arca, Inc.	HYEM®	April 30th	September 1st
Fallen Angel High Yield Bond ETF	The NASDAQ Stock Market LLC	ANGL®	April 30th	September 1st
Green Bond ETF	NYSE Arca, Inc.	GRNB®	April 30th	September 1st
High Yield Muni ETF	Cboe BZX Exchange, Inc.	HYD®	April 30th	September 1st
Intermediate Muni ETF	Cboe BZX Exchange, Inc.	ITM®	April 30th	September 1st
International High Yield Bond ETF	NYSE Arca, Inc.	IHY®	April 30th	September 1st
Investment Grade Floating Rate ETF	NYSE Arca, Inc.	FLTR®	April 30th	September 1st
J.P. Morgan EM Local Currency Bond ETF	NYSE Arca, Inc.	EMLC®	April 30th	September 1st
Long Muni ETF	Cboe BZX Exchange, Inc.	MLN®	April 30th	September 1st
Mortgage REIT Income ETF	NYSE Arca, Inc.	MORT®	April 30th	September 1st
Muni Allocation ETF	Cboe BZX Exchange, Inc.	MAAX™	April 30th	September 1st
Preferred Securities ex Financials ETF	NYSE Arca, Inc.	PFXF®	April 30th	September 1st
Short High Yield Muni ETF	Cboe BZX Exchange, Inc.	SHYD®	April 30th	September 1st
Short Muni ETF	Cboe BZX Exchange, Inc.	SMB®	April 30th	September 1st
* Certain information provided in this SAI is indicated to be as of the end of a Fund’s last fiscal year or during a Fund’s last fiscal year. The term “last fiscal year” means the most recently completed fiscal year for each Fund.
A copy of each Prospectus may be obtained without charge by writing to the Trust or the Distributor (defined herein). The Trust’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. The audited and unaudited financial statements, including the financial highlights, appearing in the Trust’s most recent Annual Report and Semi-Annual Report, as applicable, to shareholders for each Fund’s corresponding fiscal year end and filed electronically with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into the section of this SAI entitled "Financial Statements." No other portions of any of the Trust’s Annual Reports or Semi-Annual Reports are incorporated by reference or made part of this SAI.

TABLE OF CONTENTS

Page
GENERAL DESCRIPTION OF THE TRUST	1
Creation and Redemption Features	3
INVESTMENT POLICIES AND RESTRICTIONS	5
General	5
Municipal Securities	5
Repurchase Agreements	5
Futures Contracts and Options	6
Swaps	7
Proposed SEC Regulatory Changes	9
Warrants and Subscription Rights	9
Currency Forwards	9
Convertible Securities	9
Market Risk	10
Floating Rate LIBOR Risk	10
Structured Notes	11
Participation Notes	11
SEBI Takeover Regulations	13
Future Developments	13
Investment Restrictions	13
Indian Investment Restrictions	18
SPECIAL CONSIDERATIONS AND RISKS	19
General	19
Specific Risks Applicable to the Municipal Funds, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Muni Allocation ETF	21
U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts	24
Concentration Considerations	24
Cyber Security	24
Securities Lending	25
Inability to Pass Through Deduction from MLPs (VanEck Vectors Energy Income ETF only)	25
Risks Relating to VanEck Vectors India Growth Leaders ETF	25
RQFII Program Risk (the China Funds only)	27
Stock Connect Program Risks (VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF and VanEck Vectors Rare Earth/Strategic Metals ETF Only)	27
Risk of Investing through the CIBM Direct Access Program (VanEck Vectors ChinaAMC China Bond ETF only)	28
Bond Connect Risks (VanEck Vectors ChinaAMC China Bond ETF only)	29
Specific Risks Applicable to VanEck Vectors Real Asset Allocation ETF	30
EXCHANGE LISTING AND TRADING	34
BOARD OF TRUSTEES OF THE TRUST	35
Trustees and Officers of the Trust	35
Independent Trustees	36
Interested Trustee	37
Officer Information	37
Board of Trustees and Committee Meetings	39
Remuneration of Trustees	42
PORTFOLIO HOLDINGS DISCLOSURE	44
i

ii

iii

GENERAL DESCRIPTION OF THE TRUST
The Trust is an open-end management investment company. The Trust currently consists of 55 investment portfolios. This SAI relates to all Funds of the Trust as set forth on the cover page. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”
Each Fund that is classified as a “diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”) is required to meet certain diversification requirements under the 1940 Act. Each Fund that is classified as a “non-diversified” fund under the 1940 Act may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. The following chart indicates the diversification classification for each Fund:

Fund	Classification as Diversified or Non-Diversified

Municipal ETFs
CEF Municipal Income ETF*	Diversified
High Yield Muni ETF	Diversified
Intermediate Muni ETF	Diversified
Long Muni ETF	Diversified
Muni Allocation ETF	Non-Diversified
Short High Yield Muni ETF	Diversified
Short Muni ETF	Diversified
Equity/Fixed Income ETFs
BDC Income ETF	Diversified
ChinaAMC China Bond ETF	Non-Diversified
Emerging Markets Aggregate Bond ETF	Non-Diversified
Emerging Markets High Yield Bond ETF	Diversified
Fallen Angel High Yield Bond ETF*	Diversified
Green Bond ETF	Non-Diversified
International High Yield Bond ETF	Diversified
Investment Grade Floating Rate ETF	Non-Diversified
J.P. Morgan EM Local Currency Bond ETF	Non-Diversified
Morningstar Durable Dividend ETF	Non-Diversified
Mortgage REIT Income ETF	Non-Diversified
Preferred Securities ex Financials ETF	Non-Diversified
Industry/Strategic Equity/Guided Allocation ETFs
Biotech ETF	Non-Diversified
Environmental Services ETF	Non-Diversified
Gaming ETF	Non-Diversified
Morningstar Global Wide Moat ETF	Non-Diversified
Morningstar International Moat ETF*	Diversified
Morningstar Wide Moat ETF	Non-Diversified
Long/Flat Trend ETF	Non-Diversified
Pharmaceutical ETF	Non-Diversified
Real Asset Allocation ETF	Non-Diversified
Retail ETF	Non-Diversified
Semiconductor ETF	Non-Diversified
Video Gaming and eSports ETF	Non-Diversified

Fund	Classification as Diversified or Non-Diversified

Energy Income ETF
Energy Income ETF	Non-Diversified
Hard Assets ETFs
Agribusiness ETF	Non-Diversified
Coal ETF	Non-Diversified
Low Carbon Energy ETF	Non-Diversified
Gold Miners ETF	Non-Diversified
Junior Gold Miners ETF	Non-Diversified
Natural Resources ETF	Diversified
Oil Refiners ETF	Non-Diversified
Oil Services ETF	Non-Diversified
Rare Earth/Strategic Metals ETF	Non-Diversified
Steel ETF	Non-Diversified
Unconventional Oil & Gas ETF	Non-Diversified
Uranium+Nuclear Energy ETF	Non-Diversified
Country/Regional ETFs
Africa Index ETF	Diversified
Brazil Small-Cap ETF	Diversified
China Growth Leaders ETF*	Diversified
ChinaAMC SME-ChiNext ETF*	Diversified
Egypt Index ETF	Non-Diversified
India Growth Leaders ETF*	Diversified
Indonesia Index ETF	Non-Diversified
Israel ETF	Non-Diversified
Russia ETF	Non-Diversified
Russia Small-Cap ETF	Non-Diversified
Vietnam ETF	Non-Diversified
* Each of Van Eck Vectors CEF Municipal Income ETF, VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors India Growth Leaders ETF and VanEck Vectors Morningstar International Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck Vectors CEF Municipal Income ETF , VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors India Growth Leaders ETF and VanEck Vectors Morningstar International Moat ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index.
The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units, as further described in the chart below. The Shares of the Funds are listed on either NYSE Arca, Inc. (“NYSE Arca”), The NASDAQ Stock Market LLC (“NASDAQ”) or the Cboe BZX Exchange, Inc. (“Cboe”) as set forth on the cover page of this SAI, and Shares of each Fund trade in the secondary market at market prices that may differ from the Shares’ NAV. NYSE Arca, NASDAQ and Cboe are each referred to as an “Exchange” and collectively, the “Exchanges.” The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements) to the extent Shares are not created or redeemed wholly in cash.

Creation and Redemption Features
        The chart below sets forth certain relevant information regarding the creation and redemption features pertaining to each Fund.

Fund Name	In Kind	In Cash	Partially In Cash/Partially In Kind	Primarily in Cash/Partially In Kind	Primarily In Kind/Partially in Cash	Standard Transaction Fee*

Municipal ETFs
CEF Municipal Income ETF	X					$250
High Yield Muni ETF	X					$250
Intermediate Muni ETF	X					$250
Long Muni ETF	X					$250
Muni Allocation ETF	X					$250
Short High Yield Muni ETF	X					$250
Short Muni ETF	X					$250
Equity/Fixed Income ETFs
BDC Income ETF	X					$250
ChinaAMC China Bond ETF		X				$100
Emerging Markets Aggregate Bond ETF					X	$1,000
Emerging Markets High Yield Bond ETF	X					$800
Fallen Angel High Yield Bond ETF	X					$450
Green Bond ETF	X					$500
International High Yield Bond ETF	X					$800
Investment Grade Floating Rate ETF	X					$200
J.P. Morgan EM Local Currency Bond ETF					X	$1,000
Morningstar Durable Dividend ETF	X					$250
Mortgage REIT Income ETF	X					$250
Preferred Securities ex Financials ETF	X					$250
Industry/Strategic Equity/Guided Allocation ETFs
Biotech ETF	X					$250
Environmental Services ETF	X					$250
Gaming ETF					X	$500
Morningstar Global Wide Moat ETF	X					$500
Morningstar International Moat ETF					X	$750
Morningstar Wide Moat ETF	X					$250
Long/Flat Trend ETF	X					$250
Pharmaceutical ETF	X					$250
Real Asset Allocation ETF					X	$250
Retail ETF	X					$250
Semiconductor ETF	X					$300
Video Gaming and eSports ETF					X	$500

Fund Name	In Kind	In Cash	Partially In Cash/Partially In Kind	Primarily in Cash/Partially In Kind	Primarily In Kind/Partially in Cash	Standard Transaction Fee*
Energy Income ETF
Energy Income ETF	X					$250
Hard Assets ETFs
Agribusiness ETF					X	$500
Coal ETF	X					$500
Low Carbon Energy ETF	X					$500
Gold Miners ETF	X					$500
Junior Gold Miners ETF	X					$750
Natural Resources ETF					X	$1,000
Oil Refiners ETF					X	$500
Oil Services ETF	X					$300
Rare Earth/Strategic Metals ETF					X	$500
Steel ETF	X					$250
Unconventional Oil & Gas ETF	X					$500
Uranium+Nuclear Energy ETF					X	$500
Country/Regional ETFs
Africa Index ETF					X	$750
Brazil Small-Cap ETF				X		$500
China Growth Leaders ETF				X		$250
ChinaAMC SME-ChiNext ETF		X				$250
Egypt Index ETF				X		$1,000
India Growth Leaders ETF				X		$250
Indonesia Index ETF	X					$750
Israel ETF	X					$800
Russia ETF	X					$500
Russia Small-Cap ETF	X					$750
Vietnam ETF				X		$250

* Standard (fixed) Tran saction Fee is pa yable to the Custo dian (a s defined herein); however, t he Cus todian may in crease the standard (f ixed) tran sa ction fee for administra tion and settlement of non-standard order s requiring additional admi nistra tive pr ocessing by the Custodian . The Trust may al so impose variable fees in connection with certain creation and redemption transactions. See the "Creation and Redemption of Creation Units" section below for additional info rmation.

INVESTMENT POLICIES AND RESTRICTIONS
General
Each of VanEck Vectors Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds ("ETFs") rather than investing directly in the shares of the companies comprising the S&P 500 Index) , VanEck Vectors CEF Municipal Income ETF , VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF is a “fund of funds.” Each of VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Long/Flat Trend ETF , VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF invests all or a portion of its assets in other funds it invests in (the “Underlying Funds”). The performance of VanEck Vectors CEF Municipal Income ETF is dependent on the performance of the Underlying Funds. VanEck Vectors CEF Municipal Income ETF will be subject to the risks of the Underlying Funds’ investments. Because the investment characteristics of VanEck Vectors CEF Municipal Income ETF will correspond directly to those of the Underlying Funds, the following applies to both VanEck Vectors CEF Municipal Income ETF and the Underlying Funds, as applicable, and except where otherwise indicated, this SAI uses the term “Fund,” when referring to VanEck Vectors CEF Municipal Income ETF to mean VanEck Vectors CEF Municipal Income ETF and the Underlying Funds, as applicable. Each of VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF invests all or a portion of its assets in exchange traded products that are registered under the federal securities laws (“Exchange Traded Products”), including ETFs and exchange-traded notes (“ETNs”). The performance of each of VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF is dependent on the performance of the Exchange Traded Products. Each of VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF will be subject to the risks of the Exchange Traded Products’ investments. The performance of VanEck Vectors Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more ETFs rather than investing directly in the shares of the companies comprising the S&P 500 Index) is dependent on the performance of the ETFs it invests in. VanEck Vectors Long/Flat Trend ETF will be subject to the risks of the ETFs' investments.
VanEck Vectors CEF Municipal Income ETF, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors High Yield Muni ETF, VanEck Vectors Intermediate Muni ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, VanEck Vectors Long Muni ETF , VanEck Vectors Muni Allocation ETF , VanEck Vectors Short High Yield Muni ETF and VanEck Vectors Short Muni ETF are each defined as a “Fixed Income Fund” and collectively as the “Fixed Income Funds.”
VanEck Vectors India Growth Leaders ETF seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary in Mauritius, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius (the “Mauritius Subsidiary”), that has the same investment objective as VanEck Vectors India Growth Leaders ETF. Because the investment characteristics of VanEck Vectors India Growth Leaders ETF will correspond directly to those of the Mauritius Subsidiary (which is managed by and its decisions are taken by its independent Board of Directors), the following applies to both VanEck Vectors India Growth Leaders ETF and the Mauritius Subsidiary, as applicable, and except where otherwise indicated, this SAI uses the term “Fund” when referring to VanEck Vectors India Growth Leaders ETF to mean VanEck Vectors India Growth Leaders ETF and/or the Mauritius Subsidiary, as applicable.

Municipal Securities
Certain Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which each certain Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, certain Funds may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Repurchase Agreements
The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with each Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of a Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options
Futures contracts generally provide for the future purchase or sale of a specified instrument, index or commodity at a specified future time and at a specified price. Stock or bond index futures contracts and other types of futures contracts are settled daily with a payment by the Fund (or exchange) to an exchange (or Fund) of a cash amount based on the difference between the level of the stock or bond index or underlying instrument specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts which (i) in the case of all Funds other than VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF, Van Eck Associates Corporation (“VEAC” or the “Adviser” with respect to all Funds other than VanEck Vectors Real Asset Allocation ETF) believes to be representative of each Fund’s respective benchmark index (each, an “Index”), (ii) in the case of VanEck Muni Allocation ETF, VEAC believes to be appropriate and (iii) in the case of VanEck Vectors Real Asset Allocation ETF, Van Eck Absolute Return Advisers Corporation (“VEARA” or the “Adviser” with respect to VanEck Vectors Real Asset Allocation ETF and, together with VEAC, the “Advisers”) believes to be appropriate based on other indices or combinations of indices.
An option is a contract that provides the holder of the option the right to buy or sell shares or other assets at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.
Although futures contracts (other than cash settled futures contracts including most stock or bond index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying the same contract which was previously sold or selling the same contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.
Futures traders are required to make a margin deposit (typically in cash or government securities) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.
Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits in the form of cash.
The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser and/or Sub-Adviser, as applicable (as defined below) (with respect to VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF (together, the “China Funds”)) may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts may not be currently available for the Index of each Fund.
Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.
Utilization of futures transactions by certain Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom a Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.
Except as otherwise specified in the Funds’ Prospectuses or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. With respect to certain Funds, under applicable Indian securities regulations, there are position limits on foreign portfolio investor (“FPI”) investments in index futures and index futures contracts on a particular underlying index under the Foreign Portfolio Investors Regulations, 2019 (“FPI Regulations”) of the Securities and Exchange Board of India (“SEBI”). The Funds will take steps to prevent their futures positions from “leveraging” their securities holdings. When a Fund has a long futures position requiring physical settlement, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position requiring physical settlement, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps
Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset, usually an interest rate. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk generally by receiving (or paying) collateral daily and entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

In addition, certain Funds may enter into interest rate swaps and credit default swaps. Interest rate swaps are typically exchange-traded contracts in which a party agrees to make periodic payments on certain referenced interest rates (e.g., a fixed rate or a floating rate) applied to a specified notional amount. A credit default swap on a security is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Credit default swaps referencing fixed income indices are generally traded on exchanges. Certain Funds may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.
The use of such swap agreements involves certain risks. For example, if the counterparty under an OTC swap agreement defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and the SEC defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, bank or other financial institution. A Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers or central counterparty’s clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to, but may not necessarily, increase the liquidity of swaps trading.
In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators recently adopted rules imposing certain margin requirements, including minimums and required daily margin transfers on uncleared swaps.
The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.
SEBI has prohibited FPIs (in their capacity as issuers of offshore derivative instruments (“ODIs”)) from issuing ODIs that have derivatives as their underlying instruments, unless such exposure is for hedging purposes. ODIs are defined under the FPI Regulations as any instrument issued overseas by an FPI against securities held by it that are listed or proposed to be listed on any recognized stock exchange in India or unlisted debt securities or securitized debt instruments as its underlying instrument.

Proposed SEC Regulatory Changes
In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, funds would need to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless a fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. A fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

Warrants and Subscription Rights
Warrants are equity securities in the form of options issued by a corporation which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards
A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.
The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
In early 2018, SEBI and the Reserve Bank of India (the “RBI”) introduced new regulation that permits FPIs to take long or short positions without having to establish underlying exposure up to a single limit of $100 million or its equivalent, across all currency pairs involving Indian rupees combined across all stock exchanges in India. FPIs are required to ensure that their short positions on all stock exchanges across all contracts in foreign currency-Indian rupee (“FCY-INR”) pairs do not exceed $100 million. In the event an FPI breaches the short position limit, a stock exchange shall restrict the FPI from increasing its existing short positions or creating new short positions in the currency pair until such time the FPI is in compliance with the existing requirements. To take long positions in excess of $100 million in all contracts in FCY-INR pairs, FPIs are required to have an underlying exposure in Indian debt or equity securities, including units of equity or debt funds.

Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Market Risk

        A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The prices of the securities in a Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. As global systems, economies and financial markets are increasingly interconnected, events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. During a general market downturn, multiple asset classes may be negatively affected.  Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Floating Rate LIBOR Risk
Certain financial instruments in which a Fund invests may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which the Fund invests cannot yet be determined.
On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates (“Alternative Reference Rates”). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations.

The transition process might lead to increased volatility and illiquidity in markets that currently rely on Reference Rates to determine interest rates. It could also lead to a reduction in the value of some Reference Rate-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing Reference Rate-based instruments. While market participants are endeavoring to minimize the economic impact of the transition from Reference Rates to Alternative Reference Rates, the transition away from LIBOR and certain other Reference Rates could, among other negative consequences:

■ Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which a Fund may invest;

■ Require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products;

■ Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or

■ Cause a Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in Reference Rate-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR and certain other Reference Rates stop being published. Even with some Reference Rate-based instruments that may contemplate a scenario where Reference Rates are no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain Reference Rate-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. Since the usefulness of LIBOR and certain other Reference Rates as benchmarks could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. In addition, when a Reference Rate is discontinued, the Alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or counterparties or otherwise may adversely affect a Fund’s performance or NAV.

Structured Notes
A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes
Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security may, among other things, be entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the subscriber to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through subscription to P-Notes.
Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s and/or Sub- Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.
P-Notes in India eligible for subscription by certain Funds must be issued by banks or broker-dealers that are registered with the SEBI as a Category I FPI as defined under the SEBI FPI Regulations to issue offshore derivative instruments (“ODIs”). The FPI Regulations were introduced on September 23, 2019, replacing the SEBI (Foreign Portfolio Investors) Regulations, 2014 (“Previous FPI Regulations”). Under the FPI Regulations, all ODIs which were issued under the Previous FPI Regulations are now deemed to be issued under the corresponding provisions of the FPI Regulations.
        Under the FPI Regulations, subject to certain other conditions being met, ODIs, including P-Notes, against securities held by the issuer in India as the underlying issuer, can be issued only to persons who satisfy the conditions of eligibility for registration as Category I FPIs under the FPI Regulations, subject to compliance with the specified ‘know-your-client’ (“KYC”) norms and such other conditions as may be specified by SEBI from time to time. Under the FPI Regulations, FPIs can transfer ODIs issued by or on its behalf upon fulfillment of certain conditions, which provide that such ODIs can be transferred to persons who fulfill sub-regulation 1 of Regulation 21 of the FPI Regulations (as summarized above for eligibility to be a subscriber) and prior consent of such FPI is obtained for such transfer, except when the persons to whom ODIs are to be transferred are pre-approved by the FPI. Further, as per the FPI Regulations, such issuer FPIs shall collect a regulatory fee, as specified in Part C of the Second Schedule of the FPI Regulations from every subscriber of the ODI issued by it and deposit the same with SEBI. FPIs must fully disclose to SEBI any information concerning the terms of and parties to ODIs entered into by such FPI relating to any securities listed or proposed to be listed on any stock exchange in India as and when and in such form as SEBI may specify.
        SEBI also issued its Operating Guidelines for FPIs, designated depository participants (“DDPs”) and eligible foreign investors in November, 2019 (the “Operating Guidelines”). As per the Operating Guidelines, in determining whether a derivative instrument issued is an ODI or not, the threshold for trades with non-proprietary indices as the underlying index shall be taken as 20% (i.e. those trades for which the materiality of Indian underlying index is less than 20% of the index would not be regarded as ODIs), even if such exposure is hedged onshore in India. However, trades with custom baskets as the underlying index if hedged onshore would always be regarded as ODIs, regardless of percentage of Indian component that is hedged onshore in India.
        The Operating Guidelines prohibit synthetic short activities where ODIs are issued, which has the effect of short sales in the Indian securities.
        Further, the Operating Guidelines provide that for the KYC norms applicable to ODI subscribers. ODI issuing FPIs are required to identify the beneficial owners of the ODI subscribers, as applicable to FPIs, even though the ODI subscribers are not required to be registered FPIs (but only eligible to be registered as Category I FPIs). The KYC review shall be completed on the basis of the risk criteria as determined by the ODI issuers: in case of high risk ODI subscribers, on an annual basis and in case of all other ODI subscribers, once every three years.
        Further, under the Operating Guidelines, SEBI has prohibited FPIs from issuing ODIs and/or P-Notes that have derivatives as their underlying instrument unless such exposure is for hedging purposes subject to a market wide position limit of 5% for single stock derivatives. The permissible position limit for stock index derivatives is higher of 1 billion Indian Rupees or 5% of open interest. SEBI has given further details regarding the permissible positions and exceptions for ODI hedging by FPIs depending on the nature of the underlying instrument. For more information, please see “Investment Policies and Restrictions - Swaps.”
        The Operating Guidelines also require that an ODI issuing FPI, which hedges its ODI position only by investing in securities (other than derivatives) held in India, cannot undertake proprietary derivative positions through the same FPI registration. Such FPI must segregate its ODI and proprietary derivative investments through separate FPI registrations. Such separate registrations should be in the name of FPI with “ODI” as suffix under same permanent account number (“PAN”), which is the equivalent of a tax identification number in India. An ODI issuing FPI cannot co-mingle its non-derivative proprietary investments and ODI hedge investments with its proprietary derivative investment or vice versa in the same FPI registration.
        No fresh derivative position, which are not in compliance with above requirements, shall be allowed henceforth. FPIs were given 90 days’ time from date of publication of the Operating Guidelines to comply with the above requirements. Off-market transfer of assets/positions will be allowed for FPIs intending to transfer assets/position from one FPI account to another FPI account to comply with the above requirements. An ODI subscriber who became ineligible under the Previous FPI Regulation may continue to hold its existing positions until December 31, 2020. No renewal/rollover of existing positions by such ODI subscribers shall be permitted and fresh issuance of ODIs shall be made only to eligible subscribers.

SEBI Takeover Regulations
Under the provisions of the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 2011 (“Takeover Code”), any acquirer who acquires, together with persons acting in concert with him, 5% or more of the shares or voting rights of a listed public Indian company, is required to notify the company and the stock exchanges on which the shares of such company are listed about its holding within the prescribed time period. Furthermore, any acquirer who holds, together with persons acting in concert with him, 5% or more of shares or voting rights is required to inform the company and the stock exchange about any change in its holding by more than 2% or more of the shares or voting rights in the target company.
Upon the acquisition of 25% or more of shares or voting rights or an acquisition of control of the company, whether directly or indirectly, the acquirer is required to make an open offer to the other shareholders offering to purchase at least 26% of all the outstanding shares of the company at an offer price as determined pursuant to the provisions of the Takeover Code. Further, under the provisions of the Takeover Code, any existing shareholder of a listed public Indian company, holding 25% or more but less than 75% of the shares of the company, is entitled to acquire up to 5% voting rights of the company, in any financial year ending March 31 without making an open offer for such an acquisition.
There are certain exemptions under the Takeover Code from the open offer provisions in certain specific instances such as an inter se transfer of shares amongst the persons named as promoters in the shareholding pattern filed by the target company in terms of the listing agreement or the Takeover Code for not less than three years prior to the proposed acquisition and transfer of shares pursuant to an arrangement involving the target company as a transferor company or as a transferee company, or reconstruction of the target company, including amalgamation, merger or demerger, pursuant to an order of a court or a competent authority under any law or regulation, Indian or foreign. Certain Funds and/or their subsidiaries, as applicable, may invest through subscription of shares under the preferential issuance route or purchase shares from existing promoters or shareholders, in which case they would be required to comply with the public offer provisions of the Takeover Code if the post-acquisition holding of the Fund and/or subsidiary is in excess of the prescribed thresholds.
Insider Trading
Pursuant to the SEBI (Prohibition of Insider Trading) Regulations, 2015 (“Insider Trading Regulations”), disclosure filing is required only for promoters, members of a promoter group, key managerial personnel and directors of a company whose securities are listed or proposed to be listed on stock exchanges. The prohibition on insider trading consists of the following key components: (i) prohibition on communicating unpublished price sensitive information (“UPSI”) by an insider; (ii) prohibition on other persons on procurement of UPSI; and (iii) prohibition on trading by an insider while in possession of UPSI. Under the Insider Trading Regulations, an ‘insider’ has been defined to mean any person who is (i) a connected person or (ii) in possession of or having access to UPSI. An outsider (i.e. a person who is not a ‘connected person’) would qualify as an ‘insider’ if such person was ‘in possession of’ or ‘having access to’ UPSI.

Future Developments
The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser or Sub-Adviser.

Investment Restrictions
The Trust and the Board of Directors of the Mauritius Subsidiary (to the extent that such restrictions are applicable to the VanEck Vectors India Growth Leaders ETF) have adopted the following investment restrictions as fundamental policies with respect to each Fund (and the Mauritius Subsidiary), unless otherwise noted. These restrictions cannot be changed with respect to a Fund (or the Mauritius Subsidiary) without the approval of the holders of a majority of such Fund’s (or Mauritius Subsidiary’s) outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Similar voting requirements apply with respect to a change in the fundamental investment policies of the Mauritius Subsidiary. If VanEck Vectors India Growth Leaders ETF, as an investor in the Mauritius Subsidiary, is requested to vote on a change in the fundamental investment policies of the Mauritius Subsidiary, the Fund will either call a meeting of its shareholders and will vote its shares in the Mauritius Subsidiary in accordance with instructions it receives from its shareholders or otherwise vote as required under the 1940 Act.

The following investment restrictions are applicable to each Fund (unless otherwise noted) except the VanEck Vectors Energy Income ETF:
1.Each Fund may not make loans, except that a Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;
2.Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
3.Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
4. Each of VanEck Vectors Africa Index ETF , VanEck Vectors BDC Income ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors High Yield Muni ETF, VanEck Vectors India Growth Leaders ETF , VanEck Vectors Intermediate Muni ETF , VanEck Vectors International High Yield Bond ETF, VanEck Vectors Long Muni ETF , VanEck Vectors Morningstar International Moat ETF, VanEck Vectors Natural Resources ETF , VanEck Vectors Short High Yield Muni ETF and VanEck Vectors Short Muni ETF may not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;
5. VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors China Growth Leaders ETF, VanEck Vectors Coal ETF, VanEck Vectors Environmental Services ETF, VanEck Vectors Gaming ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors High Yield Muni ETF, VanEck Vectors Indonesia ETF, VanEck Vectors Intermediate Muni ETF , VanEck Vectors Long Muni ETF, VanEck Vectors Low Carbon Energy ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Russia ETF, VanEck Vectors Short Muni ETF, VanEck Vectors Steel ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;
6.Each Fund may not purchase or sell real estate, except that a Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
7.Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;
8.Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities. In addition, VanEck Vectors Gold Miners ETF may invest up to 25% of its total assets in gold and silver coins, which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion; and
9. Each Fund (except VanEck Vectors BDC Income ETF, VanEck Vectors Biotech ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Low Carbon Energy ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Muni Allocation ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Pharmaceutical ETF, VanEck Vectors Real Asset Allocation ETF, VanEck Vectors Retail ETF, VanEck Vectors Semiconductor ETF and VanEck Vectors Unconventional Oil & Gas ETF) may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. Each of VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. VanEck Vectors Gold Miners ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in the gold-mining industry. VanEck Vectors Low Carbon Energy ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in the alternative energy industry. Each of VanEck Vectors BDC Income ETF, VanEck Vectors Biotech ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Pharmaceutical ETF, VanEck Vectors Retail ETF, VanEck Vectors Semiconductor ETF and VanEck Vectors Unconventional Oil & Gas ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. These limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
In addition, each of VanEck Vectors High Yield Muni ETF , VanEck Vectors Intermediate Muni ETF, VanEck Vectors Long Muni ETF, VanEck Vectors Short High Yield Muni ETF and VanEck Vectors Short Muni ETF (collectively, the “Municipal Funds”) has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. Accordingly, each Municipal Fund will invest at least 80% of its assets in municipal securities. Each of VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Muni Allocation ETF has adopted a fundamental investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than the AMT). Each of VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Muni Allocation ETF may count securities that generate income subject to the AMT toward the 80% investment requirement.
In addition to the investment restrictions (and with respect to the Municipal Funds, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Muni Allocation ETF, the applicable policy) adopted as fundamental policies as set forth above, each Fund (except the VanEck Vectors Energy Income ETF) observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:
1.Each Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of the Fund’s net assets would be invested in such securities.
2.Each Fund will not make short sales of securities.
3. Each Fund (except for VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF) will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin. Each of VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by each of VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF or initial or variation margin in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute the purchase of a security on margin.
4.Each Fund will not participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between a Fund and such account.
5. VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Long/Flat Trend ETF , VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. Each Fund (except VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Long/Flat Trend ETF , VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF) will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Funds may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
In addition to the fundamental and non-fundamental investment restrictions set forth above, each of VanEck Vectors Agribusiness ETF, VanEck Vectors Biotech ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Coal ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Green Bond ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Morningstar Wide Moat ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Pharmaceutical ETF, VanEck Vectors Preferred Securities ex Financials ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Steel ETF and VanEck Vectors Semiconductor ETF observes the following additional restrictions, which may be changed by the Board without a shareholder vote: under normal market conditions (i) any borrowings by the Fund will be on a temporary basis and will not exceed 10% of the Fund’s net assets; and (ii) the Fund’s investments in the securities of other pooled investment vehicles will not exceed 10% of the Fund’s net assets. For purposes of restriction (ii), real estate investment trusts are not considered to be pooled investment vehicles. In addition, each of VanEck Vectors Gold Miners ETF, VanEck Vectors India Growth Leaders ETF , VanEck Vectors Junior Gold Miners ETF , V anEck Vectors Low Carbon Energy ETF and VanEck Vectors Semiconductor ETF will invest at least 51% of its net assets in equity securities. This may be changed by the Board without a shareholder vote.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.
With respect to fundamental restriction 2, the 1940 Act permits each Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 3, the 1940 Act prohibits each Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Each Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to fundamental restriction 4, each of VanEck Vec tors CEF Municipal Incom e ETF, VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors India Growth Leaders ETF and VanEck Vectors Morningstar International Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck Vectors CEF Municipal Income ETF , VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors India Growth Leaders ETF and VanEck Vectors Morningstar International Moat ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index.
With respect to fundamental restriction 9, investment companies are not considered to be part of an industry. Additionally, the securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry. In accordance with each of VanEck Vectors Long/Flat Trend ETF’s, VanEck Vectors Muni Allocation ETF’s and VanEck Vectors Real Asset Allocation ETF’s principal investment strategies as set forth in its Prospectus, each of VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF may invest its assets in underlying investment companies. Although each of VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF does not have a policy to concentrate its investments in a particular industry, 25% or more of VanEck Vectors Long/Flat Trend ETF’s, VanEck Vectors Muni Allocation ETF’s and VanEck Vectors Real Asset Allocation ETF’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying investment companies.
Each of VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF may invest its remaining assets in securities, which may include but may not be limited to, money market instruments or funds which reinvest exclusively in money market instruments, stocks that are in the relevant market and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each of VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF may also invest in money market instruments for cash management purposes or as part of a temporary defensive strategy to protect against potential stock market declines.
Each Fixed Income Fund may invest its remaining assets in securities not included in its respective Index, municipal bonds (with respect to VanEck Vectors CEF Municipal Income ETF), money market instruments, repurchase agreements or funds which reinvest exclusively in money market instruments, convertible securities (with respect to VanEck Vectors Green Bond ETF), structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index (with respect to VanEck Vectors Green Bond ETF), certain derivatives (with respect to VanEck Vectors Green Bond ETF), in bonds that are in the relevant market but not the Fund’s respective Index and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.
Each Fund (other than the Fixed Income Funds, VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF) may invest its remaining assets in securities not included in its respective Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not its Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.
These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund (except VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF) does not ta ke temporary defensive positions that are inconsis tent with its invest ment obj ective of seek in g to replicate its Index .
The following fundamental investment restrictions are applicable to only the VanEck Vectors Energy Income ETF. The VanEck Vectors Energy Income ETF may not:
1.Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
3.Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
4.Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
5.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the VanEck Vectors Energy Income ETF observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:
1.The Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of a Fund’s net assets would be invested in such securities.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.
With respect to fundamental restriction 2, the 1940 Act permits the Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 2, the 1940 Act prohibits the Fund from issuing senior securities, except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
The VanEck Vectors Energy Income ETF may invest its remaining assets in securities not included in its Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Fund’s Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing the Fund with exposure to the securities in its Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

Indian Investment Restrictions
The investment restrictions described below only apply to investments in Indian issuers made by VanEck Vectors India Growth Leaders ETF (or the Mauritius Subsidiary).
The Mauritius Subsidiary is registered as a Category I FPI with the SEBI. Investments under the FPI Regulations, Foreign Exchange Management (Non-Debt Instruments) Rules, 2019 and Foreign Exchange Management (Debt Instruments) Regulations, 2019, are permitted only in the following: (i) equity instruments of companies listed or to be listed on a recognized stock exchange in India through primary and secondary markets; (ii) units of domestic mutual funds under Chapter V, VI-A and VI-B of the SEBI (Mutual Funds) Regulations, 1996; (iii) units of Category III Alternative Investment Funds registered under the SEBI (Alternative Investment Funds) Regulations, 2012; (iv) units of offshore fund for which a no objection certificate has been issued by SEBI under the SEBI (Mutual Funds) Regulations, 1996, in case of each of (ii), (iii) and (iv), which in turn invest more than 50% in equity instruments on repatriation basis subject to the terms and conditions specified by the Reserve Bank of India (“RBI”) and SEBI; (v) units of infrastructure investment trusts registered under the SEBI (Infrastructure Investment Trusts) Regulations, 2014 and of real estate investment trusts registered under the SEBI (Real Estate Investment Trusts) Regulations, 2014 on repatriation basis subject to the terms and conditions specified by SEBI; (vii) dated government securities / treasury bills; (viii) non-convertible debentures / bonds issued by an Indian company; (ix) commercial papers issued by an Indian company; (x) units of domestic mutual funds or exchange-traded funds which invest less than or equal to 50% in equity; (x) security receipts issued by asset reconstruction companies; (xi) debt instruments issued by banks, eligible for inclusion in regulatory capital; (xii) credit enhanced bonds; (xiii) listed non-convertible / redeemable preference shares or debentures issued in terms of Regulation 6 of the Foreign Exchange Management (Debt Instruments) Regulations, 2019; (xiv) securitized debt instruments, including any certificate or instrument issued by a special purpose vehicle set up for securitization of assets with banks, financial institutions or non-banking financial companies as originators; (xv) rupee denominated bonds / units issued by infrastructure debt funds; (xvi) municipal bonds.
FPIs are not allowed to short sell in the Indian market except as allowed under Securities Lending & Borrowing (SLB) or any other framework specified by the Board. Further, sales against open purchases are not permitted for FPIs and FPIs can sell such securities only after their settlement.
The extent to which percentage positions may be taken in index options and index futures by the Mauritius Subsidiary would be restricted to the limits prescribed by applicable regulators from time to time. Separately, the following are certain regulatory positions that the Mauritius Subsidiary would have to observe under the applicable provisions of the securities laws of India.
Various ownership restrictions are applicable to FPIs.

        Further, FPIs are allowed to participate in the exchange traded currency derivative segment to the extent of their Indian rupee exposure in India, subject to conditions and restrictions under applicable law. FPIs shall ensure that their short positions at all stock exchanges across all contracts in exchange traded currency pairs do not exceed $100 million. In the event an FPI breaches the short position limit, stock exchanges shall restrict the FPI from increasing its existing short positions or creating new short positions in the currency pair until such time the FPI complies with the said requirement. To take long positions in excess of $100 million in all contracts in FCY-INR pairs, FPIs shall be required to have an underlying exposure in Indian debt or equity securities, including units of equity/debt mutual funds.

SPECIAL CONSIDERATIONS AND RISKS
A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

General
An investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
(All Funds except VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF)
An investment in each Fixed Income Fund should be made with an understanding of the risks inherent in an investment in fixed income securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The Fixed Income Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
An investment in each Fund (other than the Fixed Income Funds) should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. In the event that the securities in a Fund’s Index (except with respect to the Fixed Income Funds) are not listed on a national securities exchange, the principal trading market for some may be in the over the counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares (except with respect to the Fixed Income Funds) will be adversely affected if trading markets for a Fund’s portfolio securities (except with respect to the Fixed Income Funds) are limited or absent or if bid/ask spreads are wide.

With the exception of VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF, the Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by a Fund unless the securities of such issuer are removed from its respective Index.
An investment in each Fund should be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. In addition, certain Funds’ use of a representative sampling approach may cause each such Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in such Index. The risk of non-correlation may be higher than other ETFs which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective Index, but which are not included in such Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or, in the case of VanEck Vectors BDC Income ETF, to comply with the provisions of the 1940 Act that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one business development company.
Each Fund (other than the Fixed Income Funds) is subject to the risks of an investment in an economic sector or industry in which the Fund’s Index is highly concentrated. In addition, because it is the policy of each Fund (other than the Fixed Income Funds) to generally invest in the securities that comprise the Fund’s respective Index, the portfolio of securities (“Fund Securities”) held by such Fund (other than the Fixed Income Funds) also will be concentrated in that economic sector or industry.
The use of OTC derivatives with respect to VanEck Vectors China Growth Leaders ETF is managed to ensure that the aggregate exposure of the Fund to OTC derivative counterparties does not exceed 10% of the NAV of the Fund. The exposure to OTC derivative counterparties is monitored each trading day and if exposure for VanEck Vectors China Growth Leaders ETF exceeds 10%, steps are taken to reduce exposure below 10% within 2 trading days. The aggregate OTC derivatives holdings and the exposure to OTC derivative counterparties for VanEck Vectors China Growth Leaders ETF is disclosed at www.vaneck.com.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.
(All Funds except VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Real Asset Allocation ETF)
The Trust, on behalf of the Funds, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”), with respect to the Funds’ operations. Therefore, neither the Funds nor VEAC (with respect to the Funds) is subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, a Fund may incur additional compliance and other expenses.
Each Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code for qualification as a RIC for U.S. federal income tax purposes.
With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that an Adviser is required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.
(VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Mortgage REIT Income ETF only)
Each of VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Mortgage REIT Income ETF has claimed a temporary exemption from the definition of the term CPO under the CEA, and therefore, is not currently subject to registration or regulation as commodity pools under the CEA. When the temporary exemption expires, to the extent VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF or VanEck Vectors Mortgage REIT Income ETF are not otherwise eligible to claim an exclusion from CFTC regulation, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF or VanEck Vectors Mortgage REIT Income ETF, as applicable, may determine to operate subject to CFTC regulation and may incur additional expenses.

Specific Risks Applicable to the Municipal Funds, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors M uni Allocation ETF
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy, of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund s . A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the Fund’s income or hurt its ability to preserve capital and liquidity. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.

If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less publicly available information on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a Fund (and the Underlying Funds in which each of VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Muni Allocation ETF invests) to value accurately than securities of public corporations. Since the Funds (and the Underlying Funds in which each of VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Muni Allocation ETF invests) invest a significant portion of their portfolio in municipal securities, each Fund’s (and each Underlying Fund’s) portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy or similar laws. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issues of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments.
Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
Education Bond Risk. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re- lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (h) increases in operating costs; and (i) obsolescence of existing equipment, facilities and products.
General Obligation Bond Risk. General obligation bonds are not backed by revenues from a specific project or source. Instead, general obligation bonds are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.
Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.
Industrial Development Bond Risk. Industrial developments bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “nonappropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, a Fund might not recover the full principal amount of the obligation.
Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.
Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of a Fund’s portfolio.
Tax Risks. As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.
Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.
Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts
Each Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.
In order for a Fund to continue to qualify for U.S. federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or certain option contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.
Each Fund distributes to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year on certain futures transactions and certain option contracts). Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.

Concentration Considerations
To the extent that a Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Cyber Security
The Funds, their service providers, each Exchange and Authorized Participants (defined below) are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds, their service providers, an Exchange or Authorized Participants may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Funds, their service providers, an Exchange or Authorized Participants will not suffer losses relating to cyber attacks or other information security breaches in the future.

Securities Lending
The Funds may lend securities to approved borrowers, including affiliates of the Funds’ securities lending agent, State Street Bank and Trust Company (“State Street”). Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides cash or non-cash collateral equal to at least 102% (105% for foreign securities) of the value of the securities loaned. Collateral is maintained by State Street on behalf of the Funds. Cash received as collateral through loan transactions is generally invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation. Non-cash collateral consists of securities issued or guaranteed by the United States government or one of its agencies and cannot be re-hypothecated by the Funds.  The Funds maintain the ability to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the collateral may be sold and a replacement investment may be purchased in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Inability to Pass Through Deduction from MLPs (VanEck Vectors Energy Income ETF only)
I ndividuals and certain other non-corporate entities are generally eligible for a 20% deduction with respect to certain taxable income from MLPs. The VanEck Vectors Energy Income ETF does not have the regulatory authority to pass through MLP net income, if any, or the 20% deduction to Fund shareholders. As a result, in comparison, investors investing directly in MLPs would be eligible for the 20% deduction for MLP net income from these investments while investors investing in MLPs held indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

Risks Relating to VanEck Vectors India Growth Leaders ETF
Tax Risks. The taxation of income and capital gains of the VanEck Vectors India Growth Leaders ETF is subject to the fiscal laws and practices of different jurisdictions. Any of those jurisdictions may change their fiscal laws and practices (or interpretation thereof) and enforcement policies, possibly with retroactive effect. The VanEck Vectors India Growth Leaders ETF’s investment in the Mauritius Subsidiary involves certain tax risks. Changes to the Double Taxation Avoidance Treaty (the “Treaty”) between Mauritius and India (or its interpretation) may adversely affect the ability of the Mauritius Subsidiary to realize efficiently income or capital gains. Consequently, it is possible that Mauritius Subsidiary may face unfavorable tax treatment, which may materially adversely affect the value of its investments or the feasibility of making investments in India.
The Mauritius Subsidiary is a wholly-owned subsidiary of the Trust in Mauritius. The following tax risks are relevant in this regard.
a.Indirect Transfer Risk: Where Shares are sold by investors/redeemed by the Fund, gains from such transfer could be subject to tax in India if certain thresholds are met. For more information about this issue, please see “Taxation of Indirect Transfer of Indian Assets” in the “Taxes” section of this SAI. Category I (sovereign funds) and Category II (broad-based funds) FPIs have been exempted by the Finance Act, 2017 from the application of the indirect transfer tax provisions. In addition to implementation of the FPI Regulations in 2019, under which there are only two categories of FPIs, the Finance Act, 2020 (discussed below) restricted the exemption (discussed in the foregoing paragraph) to only Category I FPIs under the FPI Regulations.
b.Exposure to Permanent Establishment (“PE”): While the Fund believes that the activities of the Mauritius Subsidiary should not create a PE of the Mauritius Subsidiary in India, the Indian tax authorities may claim that these activities have resulted in a PE of the Mauritius Subsidiary in India. Under such circumstances, the profits of the Mauritius Subsidiary to the extent attributable to the PE would be subject to taxation in India.
c.General Anti-Avoidance Rules (“GAAR”): GAAR, as contained in the Indian Income Tax Act, 1961 (“ITA 1961”), became effective April 1, 2017. GAAR empowers the tax authorities to investigate and declare an arrangement as an “impermissible avoidance arrangement” and, consequently, the authorities can disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. An ‘impermissible avoidance arrangement’ is an arrangement entered into with the main purpose of obtaining a tax benefit and satisfying one or more of the following: (a) non-arm’s length dealings; (b) misuse or abuse of the provisions of the domestic income tax provisions; (c) lack of commercial substance; or (d) arrangement similar to that employed for non-bona fide purposes.
The Central Board of Direct Taxes (“CBDT”) has clarified that GAAR will not interplay with the right of the taxpayer to select or choose method of implementing a transaction. GAAR shall not be invoked merely on the ground that the entity is located in a tax efficient jurisdiction.
If the Indian Tax authorities deem the Mauritius Subsidiary’s structure to be an “impermissible avoidance arrangement," then the Mauritius Subsidiary may not be able to claim benefits under the Treaty. Inability of the Mauritius Subsidiary to claim the tax benefits under the Treaty could have an adverse impact on the tax liabilities of the Mauritius Subsidiary, and would likely have an adverse impact on the returns to the Fund.
d.Renegotiation of the India-Mauritius Double Taxation Avoidance Treaty: India and Mauritius signed a protocol (“2016 Protocol”) on May 10, 2016 amending the Treaty. The 2016 Protocol gives India a source based right to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident (as opposed to the previous residence based tax regime under the Treaty). However, the 2016 Protocol provides for grandfathering of investments and stipulates that the revised position shall only be applicable to investments made on or after April 1, 2017. There can be no assurance that the terms of the Treaty will not be further amended in the future or be subject to a different interpretation or that the Mauritius Subsidiary will continue to be deemed a tax resident by Mauritius, allowing it favorable tax treatment. Any further changes in the provisions of the Treaty or in its applicability to the Mauritius Subsidiary could result in the imposition of withholding and other taxes on the Mauritius Subsidiary by India, which would reduce the return to the Fund on its investments.
e.Exposure to Place of Effective Management (“POEM”) risk: As per Section 6(3) of the ITA 1961, a company established outside India is said to be a tax resident of India in a particular financial year (April 1 to March 31) if its POEM in that financial year is in India.
The term POEM is defined as the place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are, in substance, made. POEM requirements have been effective since the financial year 2016-2017. The CBDT has recently clarified that POEM shall not apply to a company with turnover or gross receipts of 50 crore rupees or less in a financial year. The CBDT released the Guiding Principles for determination of POEM of a Company on January 24, 2017 (available at http://www.incometaxindia.gov.in/communications/circular/circular06_2017.pdf).
While the Mauritius Subsidiary believes that the activities of the Mauritius Subsidiary or Adviser described in the Prospectus or this SAI should not lead to a situation where the POEM of the Mauritius Subsidiary or the Adviser is considered to be in India, there may be a risk that the Indian tax authorities will claim that these activities have resulted in a POEM of the Mauritius Subsidiary and/or the Adviser in India. If for any reason the activities are held to be a POEM of the Mauritius Subsidiary and/or the Adviser in India, then the worldwide profits of the Mauritius Subsidiary would be subject to taxation in India as per the ITA 1961.
f.Limitations on the Mauritius Subsidiary’s Ability to Make Distributions or Pay Redemption Proceeds to the Fund. Certain limitations under the Mauritius Companies Act 2001 may adversely affect the ability of the Mauritius Subsidiary and the VanEck Vectors India Growth Leaders ETF to make distributions or pay the redemption proceeds to the investors. If VanEck Vectors India Growth Leaders ETF’s ability to make distributions is adversely affected, VanEck Vectors India Growth Leaders ETF may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to income and/or excise tax at the Fund level. See “Taxes.”
g.Mauritius Subsidiary Risks. The Fund may cease utilizing the Mauritius Subsidiary in the future. Ceasing to utilize the Mauritius Subsidiary could result in realized gains for the Fund, in capital gains tax liability and other tax liability in India and Mauritius and in other associated liabilities.

RQFII Program Risk (the China Funds only)
The Adviser allocates a portion of VanEck Vectors China Growth Leaders ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s assets to an unaffiliated sub-adviser with a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license for purposes of investing in China A-shares (“A-shares”). The Adviser allocates a portion of VanEck Vectors ChinaAMC China Bond ETF’s assets to an unaffiliated sub-adviser with an RQFII license for purposes of investing in Renminbi (“RMB”) denominated debt obligations issued within the People’s Republic of China (“PRC”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) currently acts as the sub-adviser for the China Funds for these purposes.
Pursuant to PRC and RQFII regulations, SAFE is vested with the power to impose regulatory sanctions if the Sub-Adviser, in its capacity as RQFII, or the PRC sub-custodian violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Sub-Adviser’s RQFII license or other regulatory sanctions and may adversely impact the China Funds’ ability to invest in A-Shares.
If SAFE revokes the Sub-Adviser’s RQFII license, it may affect the ability of the China Funds to effectively pursue their respective investment strategy.
The Sub-Adviser’s RQFII status could be suspended or revoked. There can be no assurance that the Sub-Adviser will continue to maintain its RQFII. In the event the Sub-Adviser is unable to maintain its RQFII status, and the Adviser is not able to retain another or an additional sub-adviser with an RQFII license (or, in the case of VanEck Vectors ChinaAMC China Bond ETF, to identify other methods to invest in RMB Bonds), the China Funds may be unable to gain exposure to A-shares or RMB Bonds through the RQFII program. In such event it is possible that the trading price of the China Funds’ Shares on the Exchange will be at a significant premium or discount to the NAV (which may also increase tracking error of the Fund) and could experience significant redemptions.
Further, the Adviser will rely on the arrangements entered into between the RQFII with its respective PRC sub-custodian with respect to the custody of its, and therefore a China Fund’s, assets in Chinese securities, and their PRC brokers in relation to the execution of transactions in A-shares, in the PRC markets. The China Funds may, therefore, incur losses due to the acts or omissions of the PRC brokers or the PRC sub-custodians in the execution or settlement of any transaction, or in the transfer of any funds or securities.
The current RQFII regulations include rules on investment restrictions applicable to the China Funds. Transaction sizes for RQFIIs are relatively large, with the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility leading to possible adverse effects on the timing and pricing of acquisition or disposal of securities.
The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The future application and/or interpretation of such regulations may create difficulties with respect to the manner in which the China Funds seek to invest in A-shares and/or RMB Bonds in furtherance of its investment objective.
The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions, though it will need to prepare a tax payment commitment letter in respect of each repatriation of profit and capital. For avoidance of doubt, a repatriation of profit and capital at winding up is still subject to a tax audit. There is no assurance that RQFIIs may not be subject to restrictions or prior approval requirements in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in RMB Bonds and its ability to meet redemption requests.
On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE announcement [2020] No. 2) (the "Regulations") which came into effect on June 6, 2020. The Regulations supersede certain post-registration rules applicable to the QFII and RQFII regimes. One of the key changes of the Regulations is the removal of quota restrictions on investment. However, this is a relatively new development, and there is no guarantee that the quotas will continue to be relaxed.

Stock Connect Program Risks (VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF and VanEck Vectors Rare Earth/Strategic Metals ETF Only)
VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF and VanEck Vectors Rare Earth/Strategic Metals ETF may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, a Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Stock Exchange of Hong Kong, Shenzhen Stock Exchange (“SZSE”) and Shanghai Stock Exchange (“SSE”) reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently, which could adversely affect a Fund’s ability to access the mainland China market. A stock may be recalled from the scope of eligible SSE securities or SZSE securities for trading via the Stock Connects for various reasons, and in such event, the stock can only be sold but is restricted from being bought. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Aside from these temporary measures, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for each Fund.
A Fund may, through the Stock Connect, access securities listed on the Small and Medium Enterprise (“SME”) board and the ChiNext market of the SZSE. Listed companies on the SME board and/or the ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the SME board and/or ChiNext may be overvalued and such exceptionally high valuation may not be sustainable. Stock prices may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the SME board and/or ChiNext to delist. This may have an adverse impact on a Fund if the companies that they invest in are delisted. Also, the rules and regulations regarding companies listed on ChiNext market are less stringent in terms of profitability and share capital than those on the main board and SME board. Investments in the SME board and/or ChiNext market may result in significant losses for a Fund and its investors.
The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns. Moreover, the rules and regulations may have potential retrospective effect. There can be no assurance that the Stock Connects will not be abolished. Investments in mainland China markets through the Stock Connects may adversely affect the Fund as a result of such changes.

Risk of Investing through the CIBM Direct Access Program (VanEck Vectors ChinaAMC China Bond ETF only)
The China interbank bond market (“CIBM”) is an OTC market established in 1997, and accounts for more than 95% of outstanding bond values of the total trading volume in the PRC. On CIBM, domestic institutional investors and certain foreign institutional investors can trade, on a one-to-one quote-driven basis, sovereign bonds, government bonds, corporate bonds, bond repo, bond lending, bills issued by the People’s Bank of China (“PBOC”) and other financial debt instruments.
CIBM is regulated and supervised by the PBOC. The PBOC is responsible for, among others, promulgating the applicable CIBM listing, trading and operating rules, and supervising the market operators of CIBM. CIBM provides for two trading models: (i) bilateral negotiation and (ii) “click-and-deal." The China Foreign Exchange Trading System (“CEFTS”) is the unified trading platform for CIBM, on which all products are traded through independent bilateral negotiation on a transaction by transaction basis, and spot bonds and interest rate derivatives are traded by “click-and-deal." A market-making mechanism has also been introduced to improve market liquidity and enhance efficiency with respect to trading on CIBM.
Once a transaction is agreed, the parties will, in accordance with the terms of the transaction, promptly send instructions for the delivery of bonds and funds. Parties are required to have sufficient bonds and funds for delivery on the agreed delivery date. CSDCC will deliver bonds according to the instructions sent by the parties. Funds clearing banks will handle the transfer and settlement of the payments of the bonds on behalf of the parties.
Pursuant to the Announcement (2016) No. 3 issued by the PBOC on February 24, 2016, eligible foreign institutional investors can conduct trading on the CIBM under a program established by the PBOC (“CIBM Direct Access Program”) subject to other rules and regulations as promulgated by the PRC authorities. There is no trading quota limitation.
The Fund’s investments in bonds through the CIBM Direct Access Program will be subject to a number of additional risks and restrictions that may affect the Fund’s investments and returns.
The CIBM Direct Access Program is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the CIBM Direct Access Program as published or applied by the PBOC and other PRC authorities are untested and are subject to change from time to time. There can be no assurance that the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund’s ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund’s ability to achieve its investment objective will be adversely affected.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent.

Bond Connect Risks (VanEck Vectors ChinaAMC China Bond ETF only)
The “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program is a new initiative established by China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”), China Central Depository & Clearing Co., Ltd (“CSDCC”), Shanghai Clearing House (“SHCH”), and Hong Kong Exchanges and Clearing Limited (“HKEx”) and Central Moneymarkets Unit (“CMU”) of the Hong Kong Monetary Authority (“HKMA”) to facilitate investors from Mainland China and Hong Kong to trade in each other’s bond markets through connection between the Mainland China and Hong Kong financial institutions.
Under the prevailing PRC regulations, eligible foreign investors will be allowed to invest in the bonds available on the CIBM through the northbound trading of the Bond Connect (“Northbound Trading Link”). There will be no investment quota for the Northbound Trading Link.
Under the Northbound Trading Link, eligible foreign investors are required to appoint the CFETS or other institutions recognized by the PBOC as registration agents to apply for registration with the PBOC.
The Northbound Trading Link refers to the trading platform that is located outside of Mainland China and is connected to CFETS for eligible foreign investor to submit their trade requests for bonds circulated in the CIBM through the Bond Connect. HKEx and CFETS will work together with offshore electronic bond trading platforms to provide electronic trading services and platforms to allow direct trading between eligible foreign investors and approved onshore dealers in Mainland China through CFETS.
Eligible foreign investors may submit trade requests for bonds circulated in the CIBM through the Northbound Trading Link provided by offshore electronic bond trading platforms, which will in turn transmit their requests for quotation to CFETS. CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS, and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS.
On the other hand, the settlement and custody of bond securities traded in the CIBM under the Bond Connect will be done through the settlement and custody link between the CMU, as an offshore custody agent, and the CSDCC and the SHCH, as onshore custodian and clearing institutions in Mainland China. Under the settlement link, CSDCC or the SHCH will effect gross settlement of confirmed trades onshore and the CMU will process bond settlement instructions from the CMU members on behalf of eligible foreign investors in accordance with its relevant rules.
Pursuant to the prevailing regulations in Mainland China, the CMU, being the offshore custody agent recognized by the HKMA, open omnibus nominee accounts with the onshore custody agent recognized by the PBOC (i.e., the CSDCC and Interbank Clearing Company Limited). All bonds traded by eligible foreign investors will be registered in the name of the CMU, which will hold such bonds as a nominee owner.
The Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the Bond Connect (the “Applicable Bond Connect Regulations”) as published or applied by any of the Bond Connect Authorities (as defined below) are untested and are subject to change from time to time. There can be no assurance that the Bond Connect will not be restricted, suspended or abolished. If such event occurs, the Fund’s ability to invest in the CIBM through the Bond Connect will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund’s ability to achieve its investment objective will be adversely affected. “Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the PBOC, the HKMA, the HKEx, the CEFTS, the CMU, the CSDCC and the SHCH and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect.
Under the prevailing Applicable Bond Connect Regulations, eligible foreign investors who wish to participate in the Bond Connect may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through the Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fails to function properly, trading through the Bond Connect may be disrupted. The Fund’s ability to trade through the Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Fund invests in the CIBM through the Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
The CMU (i.e. the HKMA) is the “nominee holder” of the bonds acquired by the Fund through the Bond Connect. Whilst the Bond Connect Authorities have expressly stated that investors will enjoy the rights and interests of the bonds acquired through the Bond Connect in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China is yet to be tested. In addition, in the event that the nominee holder (i.e. the HKMA) becomes insolvent, such bonds may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.
Specific Risks Applicable to VanEck Vectors Real Asset Allocation ETF
Under normal circumstances, the Fund, through a wholly-owned subsidiary of the Fund (the “Cayman Subsidiary”), invests in Exchange Traded Products that invest in physical commodities and futures and derivatives of physical commodities (“Commodities Instruments”).
Cayman Subsidiary. The Fund may invest up to 25% of the value of its total assets at each quarter-end of the Fund’s fiscal year in the Cayman Subsidiary. The Cayman Subsidiary may invest in Commodities Instruments, as described under “Commodities Instruments” below. Because the Fund may invest a substantial portion of its assets in the Cayman Subsidiary, which may hold certain of the investments described in the Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through the Cayman Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to the Fund’s investments strategies and risks include those of the Cayman Subsidiary.
The Cayman Subsidiary is not registered under the 1940 Act and is not directly subject to its investor protections, except as noted in the Prospectus or this SAI. However, the Cayman Subsidiary is wholly-owned and controlled by the Fund and is advised by VEARA. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Cayman Subsidiary, and the Fund’s role as the sole shareholder of the Cayman Subsidiary. The Cayman Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to the Fund.
Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Cayman Subsidiary is incorporated) could prevent the Fund and/or the Cayman Subsidiary from operating as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Cayman Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Cayman Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
The financial statements of the Cayman Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s annual and semi-annual reports.
Commodities Instruments. The Fund gains exposure to Commodities Instruments primarily through the Cayman Subsidiary. Additional information on the Cayman Subsidiary is set forth under “Cayman Subsidiary” above. Additional information regarding specific Commodities Instruments is set forth below. The Fund, either directly or through the Cayman Subsidiary, may also gain exposure to Commodities Instruments through investment in certain investment companies, including ETFs, and in ETNs.
The Fund may invest up to 25% of its total assets in the Cayman Subsidiary, portions of which will be committed as “initial” and “variation” margin to secure the Cayman Subsidiary’s positions in Commodities Instruments. These assets are placed in accounts maintained by the Cayman Subsidiary at the Cayman Subsidiary’s clearing broker or FCM, and are held in cash or invested in U.S. Treasury bills and other direct or guaranteed debt obligations of the U.S. government maturing within less than one year at the time of investment.
In the event that the securities are not listed on a national securities exchange, the principal trading market for some may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.
The Fund may also invest in securities issued by other investment companies, equity securities, fixed income securities and money market instruments, including repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.
Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Cayman Subsidiary. CFTC regulations require an investment adviser of a registered investment company to register with the CFTC as a CPO if the investment company either markets itself as a vehicle for trading commodity interests or conducts more than a de minimis amount of speculative trading in commodity interests. Based on the Fund’s and the Cayman Subsidiary’s current investment strategies, the Fund and the Cayman Subsidiary are each a “commodity pool” and VEARA, which is currently registered with the CFTC as a CPO and commodity trading adviser under the CEA, is considered a CPO with respect to the Fund and the Cayman Subsidiary. Accordingly, the Fund and VEARA are subject to dual regulation by the CFTC and the SEC. Pursuant to certain CFTC regulations, the Fund and VEARA have elected to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the Fund or VEARA in violation of an applicable CFTC regulation if the Fund or VEARA failed to comply with a related SEC regulatory requirement. In addition, the Fund and VEARA will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations with respect to the Fund and the Cayman Subsidiary. Compliance with the CFTC regulations could increase the Fund’s expenses, adversely affecting the Fund’s total return. In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity index-linked notes, commodity futures, options on commodity futures or swap transactions by investment companies, which could result in the inability of the Fund to achieve its investment objective through its current strategies.
The Fund and the Cayman Subsidiary may utilize futures contracts. The use of futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded, the CFTC and various state regulatory authorities.

Futures Contracts. The Fund may purchase and sell futures contracts. The Fund (directly or through the Cayman Subsidiary) may invest in commodity futures contracts. Commodity futures contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is in a long position on that commodity, the value of the futures contract may change proportionately.
Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts, that is, the Fund’s or the Cayman Subsidiary’s obligation is to the clearinghouse, and the Fund or the Cayman Subsidiary will look to the clearinghouse to satisfy the Fund’s or the Cayman Subsidiary’s rights under a commodity futures contract.
Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund or the Cayman Subsidiary will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund or the Cayman Subsidiary is not able to enter into an offsetting transaction, the Fund or the Cayman Subsidiary will continue to be required to maintain the margin deposits on the futures contract.
Margin is the amount of funds that must be deposited by the Fund or the Cayman Subsidiary with its custodian or FCM in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund’s or the Cayman Subsidiary’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s or the Cayman Subsidiary’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund or the Cayman Subsidiary. In computing daily net asset value, the Fund or the Cayman Subsidiary will mark to market the current value of its open futures contracts. The Fund and the Cayman Subsidiary expect to earn interest income on their margin deposits.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund or the Cayman Subsidiary would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The day limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund or the Cayman Subsidiary invests in commodity futures contracts, the assets of the Fund and the Cayman Subsidiary, and therefore the prices of Fund shares, may be subject to greater volatility.
There can be no assurance that a liquid market will exist at a time when the Fund or the Cayman Subsidiary seeks to close out a futures contract. The Fund or the Cayman Subsidiary would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. There can be no assurance that an active secondary market will develop or continue to exist.
Regulatory Aspects of Investments in Futures. VEARA has registered as a CPO with the CFTC. VEARA’s investment decisions may need to be modified, and commodity contract positions held by the Fund and/or the Cayman Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.
Asset Coverage for Futures and other Derivatives Positions. The Fund and the Cayman Subsidiary, on a consolidated basis, will comply with SEC guidance with respect to coverage of futures positions by registered investment companies. SEC guidance may require the Fund, in certain circumstances, to segregate cash or liquid securities on its books and records, or engage in other appropriate measures to “cover” its obligations under certain futures or derivative contracts. For example, with respect to futures that are not cash settled, the Fund is required to segregate liquid assets equal to the full notional value of the futures contract. For futures and other derivatives contracts that are cash settled, the Fund is required to segregate liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability) under the contract. Securities earmarked or held in a segregated account cannot be sold while the Fund’s futures or other derivatives position is outstanding, unless replaced with other permissible assets (or otherwise covered), and will be marked-to-market daily. As an alternative to segregating assets, for any futures contract held by the Fund, the Fund could purchase a put option on that same futures contract with a strike price as high or higher than the price of the contract held or the Fund could engage in other cover transactions with respect to other types of contracts. The Cayman Subsidiary may not enter into futures positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets.
Federal Income Tax Treatment of Investments in the Cayman Subsidiary. The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a RIC under the Internal Revenue Code. The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the Fund’s ability to invest directly in commodity-linked futures contracts or swaps or in certain exchange traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments. The IRS has issued private letter rulings to other taxpayers in which the IRS specifically concluded that that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion, or if the income inclusion is derived with respect to the fund’s business of investing in stocks and securities. The Fund intends to treat its income from the Cayman Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of the Fund’s investments in the Cayman Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from the Fund’s investment in the Cayman Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
Cayman Subsidiary. Investments in the Cayman Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings and regulations, as discussed above under “Federal Income Tax Treatment of Investments in the Cayman Subsidiary” and below under “Taxes.” The Cayman Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Cayman Subsidiary, and it is not currently expected that shares of the Cayman Subsidiary will be sold or offered to other investors. It is expected that the Cayman Subsidiary will primarily invest in Commodities Instruments. To the extent that the Fund invests in the Cayman Subsidiary, the Fund may be subject to the risks associated with such Commodities Instruments.
While the Cayman Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Cayman Subsidiary to operate as described in the Prospectus and this SAI and could eliminate or severely limit the Fund’s ability to invest in the Cayman Subsidiary which may adversely affect the Fund and its shareholders.
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.
The Shares of each Fund are listed on NYSE Arca, NASDAQ or Cboe and trade in the secondary market at prices that may differ to some degree from their NAV. An Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of a Fund’s respective Index or portfolio of securities on which the Fund is based is no longer calculated or available, (3) the IIV (defined herein) of a Fund is no longer calculated or available, (4) certain continued listing standards relating to index composition set forth in an Exchange are not continuously maintained, or (5) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.
As in the case of other securities traded on an Exchange, brokers’ commissions on secondary market transactions in Shares of each of the Funds will be based on negotiated commission rates at customary levels.
In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of a Fund on a per Share basis, an updated value of each Fund’s Shares is disseminated intraday (“IIV” and also known as the Indicative Optimized Portfolio Value) through the facilities of the Consolidated Tape Association’s Network B. IIVs are disseminated every 15 seconds during regular Exchange trading hours. The Funds are not involved in , or responsible for , the calculation or dissemination of the IIVs and make no warranty as to the accuracy of the IIVs. On or about December 31, 2020, the Trust expects that the IIVs will no longer be cal culated or disseminated.
The IIV has a securities component and a cash component reflecting cash and other assets that may be held by the Funds. The securities values included in the IIV are the values of the Deposit Securities (as defined below under the heading “Creation and Redemption of Creation Units—Fund Deposit”) for the Funds. While the IIV reflects the approximate current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Funds at a particular point in time because the current portfolio of each Fund may include securities that are not a part of the current Deposit Securities. Therefore, each Fund’s IIV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in the IIV could consist of estimated accrued interest, dividends and other income, less expenses. If applicable, the IIV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

BOARD OF TRUSTEES OF THE TRUST
Trustees and Officers of the Trust
The Board of the Trust consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Advisers and other service providers to the Trust. The Advisers are responsible for the day-to-day administration and business affairs of the Trust.
The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and, as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Ms. Hesslein, business and financial experience, particularly in the investment management industry, and service as a president, board member and/or executive officer of various businesses; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Sidebottom, business and financial experience, particularly in the investment management industry, and service as partner and/or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president and chief executive officer of SmartBrief, LLC., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including VEAC, Van Eck Securities Corporation (“VESC”), and VEARA. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Trustees of the Trust, their addresses, positions with the Trust, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	55
Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund
Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	55	Trustee, Eagle Growth and Income Opportunities Fund; Trustee, THL Credit Senior Loan Fund.
R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	66	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children's Village. Formerly, Independent Director, Tremont offshore funds.
Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/ Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	55	Board Member, Special Olympics, New Jersey, November 2011 to
					September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ- CAN, July 2014 to 2016.
Richard D. Stamberger, 1959*†	Trustee	Since 2006	President and CEO, SmartBrief, LLC (business media company).	66	Director, Food and Friends, Inc., 2013 to present.
________________________

1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
•Member of the Audit Committee.
† Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
Jan F. van Eck, 1963[4]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	66	Director, National Committee on US-China Relations.

________________________

1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.

Officer Information
The Officers of the Trust, their addresses, positions with the Trust, year of birth and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.
Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.
Henry Glynn, 1983	Assistant Vice President	Since 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG. Formerly, Member of the Capital Markets team at Vanguard Group.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.
Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.
Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.
Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.
Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

________________________

1The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Officers are elected yearly by the Trustees.

The Board has an Audit Committee consisting of five Trustees who are Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee and each of Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.
The Board also has a Nominating and Corporate Governance Committee consisting of five Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board.

Board of Trustees and Committee Meetings
The Board, as well as its Audit and Nominating and Corporate Governance Committees held meetings as set forth below:

Fiscal Year	Number of Regular Meetings of the Board of Trustees	Number of Audit Committee Meetings	Number of Nominating and Corporate Governance Committee Meetings
October 1, 2018 - September 30, 2019	5	4	3
December 1, 2018 - November 30, 2019	4	3	2
January 1, 2019 - December 31, 2019	5	4	3
May 1, 2019 - April 30, 2020	5	4	4
The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Advisers and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisers. The Board reviews its structure on an annual basis.
As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.
The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Advisers’ personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Advisers and the affiliates of the Advisers employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Advisers and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.
For each Fund with a fiscal year end of April 30, 2020 , except as follows, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of July 31, 20 20 . The officers and Trustees of the Trust, in the aggregate, owned 4.74% of the Shares of VanEck Vectors Emerging Markets Aggregate Bond ETF.
For each Fund with a fiscal year end of September 30, 2019, except as follows, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of December 31, 2019. The officers and Trustees of the Trust, in the aggregate, owned 2.99% of the Shares of VanEck Vectors Morningstar Global Wide Moat ETF.
For the Fund with a fiscal year end of November 30, 2019, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of the Fund as of February 29, 2020.
For each Fund with a fiscal year end of December 31, 2019, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of March 31, 2020.

The general management of the Mauritius Subsidiary is the responsibility of its Board of Directors, a majority of which are also Trustees of the Trust.
For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Advisers (“Family of Investment Companies”) that are overseen by the Trustee is shown below. With respect to Funds with a fiscal year end of September 30, 2019, November 30, 2019 , December 31, 2019 and A pril 30, 2020 , the information provided is as of December 31, 2019.

Funds with Fiscal Year Ending 9/30/2019
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck Vectors Biotech ETF	None	None	None	None	None	None
VanEck Vectors Environmental Services ETF	None	None	None	None	None	None
VanEck Vectors Gaming ETF	None	None	None	None	$10,001-$50,000	$10,001-$50,000
VanEck Vectors Morningstar Durable Dividend ETF	None	None	None	None	None	$10,001-$50,000
VanEck Vectors Morningstar Global Wide Moat ETF	None	None	None	None	None	Over $100,000
VanEck Vectors Morningstar International Moat ETF	None	None	None	None	$10,001-$50,000	Over $100,000
VanEck Vectors Morningstar Wide Moat ETF	Over $100,000	None	None	Over $100,000	Over $100,000	Over $100,000
VanEck Vectors Long/Flat Trend ETF	None	None	None	None	None	$50,001-$100,000
VanEck Vectors Pharmaceutical ETF	None	None	None	None	None	None
VanEck Vectors Retail ETF	None	None	None	None	None	None
VanEck Vectors Semiconductor ETF	None	None	None	None	None	None
VanEck Vectors Video Gaming and eSports ETF	None	None	None	None	None	None
VanEck Vectors Real Asset Allocation ETF	None	None	None	None	None	$50,001-$100,000
Funds with Fiscal Year Ending 11/30/2019
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck Vectors Energy Income ETF	None	None	None	None	None	None
Funds with Fiscal Year Ending 12/31/2019
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck Vectors Africa Index ETF	None	None	None	None	None	$1-$10,000
VanEck Vectors Agribusiness ETF	None	None	None	None	None	None

VanEck Vectors Brazil Small-Cap ETF	None	None	None	None	$10,001-$50,000	Over $100,000
VanEck Vectors China Growth Leaders ETF	None	None	$1-$10,000	None	None	$1-$10,000
VanEck Vectors ChinaAMC SME-ChiNext ETF	None	None	None	None	None	Over $100,000
VanEck Vectors Coal ETF	None	None	None	None	None	None
VanEck Vectors Egypt Index ETF	None	None	None	None	None	$1-$10,000
VanEck Vectors Gold Miners ETF	None	None	None	$10,001-$50,000	None	None
VanEck Vectors India Growth Leaders Index ETF	None	None	None	$1-$10,000	None	None
VanEck Vectors Indonesia Index ETF	None	None	None	$1-$10,000	None	$10,001-$50,000
VanEck Vectors Israel ETF	None	None	None	None	None	None
VanEck Vectors Junior Gold Miners ETF	None	None	None	None	None	None
VanEck Vectors Low Carbon Energy ETF	None	None	None	None	None	None
VanEck Vectors Natural Resources ETF	None	None	None	None	$50,001-$100,000	None
VanEck Vectors Oil Refiners ETF	None	None	None	None	None	$10,001-$50,000
VanEck Vectors Oil Services ETF	None	None	None	None	None	None
VanEck Vectors Rare Earth/Strategic Metals ETF	None	None	None	None	None	None
VanEck Vectors Russia ETF	None	None	None	$1-$10,000	None	None
VanEck Vectors Russia Small-Cap ETF	None	None	None	None	None	Over $100,000
VanEck Vectors Steel ETF	None	None	None	None	None	None
VanEck Vectors Unconventional Oil & Gas ETF	None	None	None	None	None	None
VanEck Vectors Uranium+Nuclear Energy ETF	None	None	None	None	None	None
VanEck Vectors Vietnam ETF	None	None	None	$1-$10,000	None	None
Funds with Fiscal Year Ending 4/30/2020
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck Vectors BDC Income ETF	None	None	None	None	None	$10,001-$50,000
VanEck Vectors CEF Municipal Income ETF	None	None	None	None	None	Over $100,000
VanEck Vectors ChinaAMC China Bond ETF	None	None	None	None	None	$10,001-$50,000

VanEck Vectors Emerging Markets Aggregate Bond ETF	None	None	None	None	None	Over $100,000
VanEck Vectors Emerging Markets High Yield Bond ETF	None	None	None	None	None	Over $100,000
VanEck Vectors Fallen Angel High Yield Bond ETF	None	None	None	None	$50,001-$100,000	$50,001-$100,000
VanEck Vectors Green Bond ETF	None	None	None	None	None	$1-$10,000
VanEck Vectors High Yield Muni ETF	None	None	None	None	Over $100,000	None
VanEck Vectors Intermediate Muni ETF	None	None	None	None	None	$10,001-$50,000
VanEck Vectors International High Yield Bond ETF	None	None	None	None	None	$10,001-$50,000
VanEck Vectors Investment Grade Floating Rate ETF	None	None	None	None	Over $100,000	Over $100,000
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Over $100,000	None	None	None	None	$1-$10,000
VanEck Vectors Long Muni ETF	None	None	None	None	None	$10,001-$50,000
VanEck Vectors Mortgage REIT Income ETF	None	None	None	None	None	$50,001-$100,000
VanEck Vectors Muni Allocation ETF	None	None	None	None	None	None
VanEck Vectors Preferred Securities ex Financials ETF	None	None	None	None	None	None
VanEck Vectors Short High Yield Muni ETF	None	None	None	None	None	Over $100,000
VanEck Vectors Short Muni ETF	None	None	None	None	None	$10,001-$50,000
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2019)	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees
The Trust pays each Independent Trustee an annual retainer of $110,000, a per meeting fee of $20,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $10,000 for telephonic meetings. Additionally, the Trust pays the Chairman of the Board an annual retainer of $62,000, the Chairman of the Audit Committee an annual retainer of $26,000 and the Chairman of the Governance Committee an annual retainer of $18,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the compensation paid to the Trustees by the Trust for the fiscal years ended as set forth in the charts below. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

September 30, 2019	David H. Chow	$287,073	$0	N/A	N/A	$287,073
	Laurie A. Hesslein(2)	$29,167	$0	N/A	N/A	$29,167
	R. Alastair Short	$226,000	$0	N/A	N/A	$356,000
	Peter J. Sidebottom	$200,000	$0	N/A	N/A	$200,000
	Richard D. Stamberger	$180,743	$38,400	N/A	N/A	$364,143
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

November 30, 2019	David H. Chow	$204,193	$0	N/A	N/A	$204,193
	Laurie A. Hesslein(2)	$29,167	$0	N/A	N/A	$29,167
	R. Alastair Short	$192,000	$0	N/A	N/A	$293,250
	Peter J. Sidebottom	$152,500	$0	N/A	N/A	$152,500
	Richard D. Stamberger	$134,149	$33,200	N/A	N/A	$279,849
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

December 31, 2019	David H. Chow	$267,193	$0	N/A	N/A	$267,193
	Laurie A. Hesslein(2)	$76,667	$0	N/A	N/A	$76,667
	R. Alastair Short	$226,000	$0	N/A	N/A	$356,000
	Peter J. Sidebottom	$200,000	$0	N/A	N/A	$200,000
	Richard D. Stamberger	$175,749	$43,600	N/A	N/A	$364,349
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

April 30, 2020	David H. Chow	$267,193	$0	N/A	N/A	$267,193
	Laurie A. Hesslein(2)	$124,167	$0	N/A	N/A	$124,167
	R. Alastair Short	$226,000	$0	N/A	N/A	$356,000
	Peter J. Sidebottom	$200,000	$0	N/A	N/A	$200,000
	Richard D. Stamberger	$175,749	$43,600	N/A	N/A	$356,849
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0
(1)The “Fund Complex” consists of VanEck Funds, VanEck VIP Trust and the Trust.
(2)Ms. Hesslein became a Board member in September 2019.

(3)“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE
Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites, such as www.vaneck.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Advisers, Custodian (defined below) and Distributor (defined below) will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE
The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-PORT. The Trust's Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. You can write or email the SEC's Public Reference section and ask them to mail you information about the Funds. They will charge you a fee for this service. Each Fund’s complete schedule of portfolio holdings is also available through the Funds’ website, at www.vaneck.com or by calling 800.826.2333.

POTENTIAL CONFLICTS OF INTEREST
The Advisers (and their principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, or, except for VanEck Vectors Muni Allocation ETF or VanEck Vectors Real Asset Allocation ETF, may track the same index a Fund tracks. When an Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Advisers served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that each Adviser receives from Other Clients may be higher than the compensation paid by a Fund to the Adviser. The Advisers have implemented procedures to monitor trading across the Funds and their Other Clients.

CODE OF ETHICS
The Funds, the Advisers, the Sub-Adviser (with respect to the China Funds) and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities that may be purchased and held by a Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.

PROXY VOTING POLICIES AND PROCEDURES
The Funds’ proxy voting record is available upon request, by calling 800.826.2333, and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.
The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available by calling 800.826.2333 or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.
MANAGEMENT
The following information supplements and should be read in conjunction with the “Management of the Funds” section of each Prospectus.

Investment Advisers and Sub-Adviser
Van Eck Associates Corporation (All Funds except VanEck Vectors Real Asset Allocation ETF)
All Funds except the China Funds. VEAC acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. VEAC is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. VEAC has been wholly owned by members of the van Eck family since its founding in 1955 and its shares are held by VEAC’s Chief Executive Officer, Jan van Eck, and his family. Mr. van Eck’s positions with the Trust and each Adviser are discussed above.
VEAC serves as investment adviser to VanEck Vectors Gold Miners ETF pursuant to an investment management agreement between VanEck Vectors Gold Miners ETF and VEAC (the “Gold Miners Investment Management Agreement”) and also serves as investment adviser to each of the other Funds except VanEck Vectors Real Asset Allocation ETF, pursuant to various investment management agreements between the Trust and VEAC (each a “Trust Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “VEAC Investment Management Agreement”). Under the VEAC Investment Management Agreement, VEAC, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. VEAC is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds. All investment decisions relating to the VanEck Vectors India Growth Leaders ETF will be made outside of India.
Investments in the securities of other investment companies (“underlying funds”) may involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, the VanEck Vectors Muni Allocation ETF becomes a shareholder of that underlying fund. As a result, the VanEck Vectors Muni Allocation ETF’s shareholders will indirectly bear the VanEck Vectors Muni Allocation ETF’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the VanEck Vectors Muni Allocation ETF’s shareholders directly bear in connection with the VanEck Vectors Muni Allocation ETF’s own operations.
The China Funds. VEAC acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for overseeing the activities of the Sub-Adviser and for the day-to-day investment management of the China Funds’ assets allocated to it. China Asset Management (Hong Kong) Limited acts as investment sub-adviser to the Trust and, subject to the oversight of VEAC, is responsible for the day-to-day investment management of the China Funds’ assets allocated to it.
VEAC serves as investment adviser to each of the China Funds pursuant to the Investment Management Agreement. Under the Investment Management Agreement, VEAC, subject to the supervision of the Board and in conformity with the stated investment policies of the China Funds, manages and administers the Trust and oversees the Sub-Adviser with respect to the duties it has delegated to the Sub-Adviser regarding the investment and reinvestment of the China Funds’ assets, respectively. The Sub-Adviser serves as investment sub-adviser to the China Funds pursuant to investment sub-advisory agreements between the Adviser and the Sub-Adviser (the “Investment Sub-Advisory Agreements”). The Sub-Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the China Funds’ assets allocated to it.
In rendering investment sub-advisory services to VanEck Vectors ChinaAMC China Bond ETF, the Sub-Adviser may use portfolio management, research and other services of China Asset Management Co., Ltd. (“ChinaAMC Beijing”), an affiliate of the Sub-Adviser. ChinaAMC Beijing is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. ChinaAMC Beijing has entered into a Memorandum of Understanding (“MOU”) with the Sub-Adviser pursuant to which ChinaAMC Beijing is considered a “participating affiliate” of the Sub-Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from ChinaAMC Beijing may render portfolio management, research and other services to VanEck Vectors ChinaAMC China Bond ETF under the MOU and are subject to supervision by the Sub-Adviser.
Van Eck Absolute Return Advisers Corporation (VanEck Vectors Real Asset Allocation ETF only.)
VEARA acts as investment adviser to the VanEck Vectors Real Asset Allocation ETF and the Cayman Subsidiary and, subject to the general supervision of the Board is responsible for the day-to-day investment management of the VanEck Vectors Real Asset Allocation ETF and the Cayman Subsidiary. VEARA is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. VEARA is a wholly owned subsidiary of VEAC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the CFTC as a CPO and commodity trading advisor under the CEA. VEARA serves as investment adviser to the Fund pursuant to an investment management agreement between the Trust and VEARA (the “VEARA Investment Management Agreement” and together with the VEAC Investment Management Agreement, the “Investment Management Agreements”). Under the VEARA Investment Management Agreement, VEARA, subject to the supervision of the Board and in conformity with the stated investment policies of the VanEck Vectors Real Asset Allocation ETF, manages the investment of the VanEck Vectors Real Asset Allocation ETF’s assets. VEARA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the VanEck Vectors Real Asset Allocation ETF. Investments in underlying funds may involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, the VanEck Vectors Real Asset Allocation ETF becomes a shareholder of that underlying fund. As a result, the VanEck Vectors Real Asset Allocation ETF’s shareholders will indirectly bear the VanEck Vectors Real Asset Allocation ETF’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the VanEck Vectors Real Asset Allocation ETF’s shareholders directly bear in connection with the VanEck Vectors Real Asset Allocation ETF’s own operations. To minimize the duplication of fees, VEARA has agreed to waive the management fee it charges to the VanEck Vectors Real Asset Allocation ETF by any amount it collects as a management fee from an underlying fund managed by the VEARA or VEAC, as a result of an investment of the VanEck Vectors Real Asset Allocation ETF’s assets in such underlying fund.
All Funds
Indemnification. Pursuant to the Investment Management Agreements, the Trust has agreed to indemnify VEAC and VEARA for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. With respect to the China Funds, pursuant to the Investment Sub-Advisory Agreement, the Adviser has agreed to indemnify the Sub-Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
Compensation. As compensation for its services under each Investment Management Agreement, each Adviser is paid a monthly fee based on a percentage of each applicable Fund's average daily net assets at the annual rate set forth below.
From time to time, the applicable Adviser may waive all or a portion of its fees for certain Funds. Until at least each date set forth below, the applicable Adviser has agreed to waive fees and/or pay certain Fund expenses to the extent necessary to prevent the operating expenses of each Fund except for VanEck Vectors Real Asset Allocation ETF, VanEck Vectors India Growth Leaders ETF, VanEck Vectors China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the percentage set forth below of such Fund’s average daily net assets per year. Until at least the date set forth below, VEAC has agreed to waive fees and/or pay Fund and Mauritius Subsidiary expenses to the extent necessary to prevent the operating expenses of VanEck Vectors India Growth Leaders ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Mauritius Subsidiary) from exceeding the percentage set forth below of its average daily net assets per year. Until at least the date set forth below, VEARA has agreed to waive fees and/or pay Fund and Cayman Subsidiary expenses in an amount equal to the fees paid to VEARA by the Cayman Subsidiary and to the extent necessary to prevent the operating expenses of VanEck Vectors Real Asset Allocation ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Cayman Subsidiary) from exceeding the percentage set forth below of its average daily net assets per year. Until at least the date set forth below, VEAC has agreed to waive fees and/or pay certain Fund expenses to the extent necessary to prevent the operating expenses of VanEck Vectors China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF (excluding acquired fund fees and expenses, trading expenses, taxes and extraordinary expenses) from exceeding the percentage set forth below of its average daily net assets per year.
Under the VEAC Investment Management Agreement for the Municipal Funds, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Muni Allocation ETF, VEAC is responsible for all expenses of the Municipal Funds, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Muni Allocation ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each applicable Municipal Fund, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Muni Allocation ETF, each applicable Fund has agreed to pay VEAC an annual unitary management fee equal to the percentage of each Fund’s average daily net assets as set forth below. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, VEAC has agreed to pay all such offering costs until at least September 1, 20 21.
Under the VEAC Investment Management Agreement for the VanEck Vectors Energy Income ETF, VEAC is responsible for all expenses of the VanEck Vectors Energy Income ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least April 1, 2021.

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date
BDC Income ETF	0.40%	0.40%	September 1, 2021
CEF Municipal Income ETF	0.40%	N/A	September 1, 2021
ChinaAMC China Bond ETF	0.40%	0.50%	September 1, 2021
Emerging Markets Aggregate Bond ETF	0.35%	0.35%	September 1, 2021
Emerging Markets High Yield Bond ETF	0.40%	0.40%	September 1, 2021
Fallen Angel High Yield Bond ETF	0.40%	0.35%	September 1, 2021
Green Bond ETF	0.35%	0.20%	September 1, 2021
High Yield Muni ETF	0.35%	N/A	September 1, 2021
Intermediate Muni ETF	0.24%	N/A	September 1, 2021
International High Yield Bond ETF	0.40%	0.40%	September 1, 2021
Investment Grade Floating Rate ETF	0.35%	0.14%	September 1, 2021
J.P. Morgan EM Local Currency Bond ETF	0.27%	0.30%	September 1, 2021
Long Muni ETF	0.24%	N/A	September 1, 2021
Mortgage REIT Income ETF	0.40%	0.40%	September 1, 2021
Muni Allocation ETF	0.08%	N/A	September 1, 2021
Preferred Securities ex Financials ETF	0.40%	0.40%	September 1, 2021
Short High Yield Muni ETF	0.35%	N/A	September 1, 2021
Short Muni ETF	0.20%	N/A	September 1, 2021

Biotech ETF	0.35%	0.35%	February 1, 2021
Environmental Services ETF	0.50%	0.55%	February 1, 2021
Gaming ETF	0.50%	0.65%	February 1, 2021
Morningstar Durable Dividend ETF	0.29%	0.29%	February 1, 2021
Morningstar Global Wide Moat ETF	0.45%	0.52%	February 1, 2021
Morningstar International Moat ETF	0.50%	0.56%	February 1, 2021
Morningstar Wide Moat ETF	0.45%	0.49%	February 1, 2021
Long/Flat Trend ETF	0.50%	0.55%	February 1, 2021
Pharmaceutical ETF	0.35%	0.35%	February 1, 2021
Real Asset Allocation ETF*	0.50%	0.55%	February 1, 2021
Retail ETF	0.35%	0.35%	February 1, 2021
Semiconductor ETF	0.35%	0.35%	February 1, 2021
Video Gaming and eSports ETF	0.50%	0.55%	February 1, 2021

Energy Income ETF	0.45%	N/A	April 1, 2021

Africa Index ETF	0.50%	0.78%	May 1, 2021
Agribusiness ETF	0.50%	0.56%	May 1, 2021
Brazil Small-Cap ETF	0.50%	0.59%	May 1, 2021
ChinaAMC SME-ChiNext ETF	0.50%	0.65%	May 1, 2021
China Growth Leaders ETF	0.50%	0.60%	May 1, 2021
Coal ETF	0.50%	0.59%	May 1, 2021
Egypt Index ETF	0.50%	0.94%	May 1, 2021

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date
Low Carbon Energy ETF	0.50%	0.62%	May 1, 2021
Gold Miners ETF	0.50%	0.53%	May 1, 2021
India Growth Leaders ETF	0.50%	0.85%	May 1, 2021
Indonesia Index ETF	0.50%	0.57%	May 1, 2021
Israel ETF	0.50%	0.59%	May 1, 2021
Junior Gold Miners ETF	0.50%	0.56%	May 1, 2021
Natural Resources ETF	0.50%	0.49%	May 1, 2021
Oil Refiners ETF	0.50%	0.59%	May 1, 2021
Oil Services ETF	0.35%	0.35%	May 1, 2021
Rare Earth/Strategic Metals ETF	0.50%	0.57%	May 1, 2021
Russia ETF**	0.50%	0.62%	May 1, 2021
Russia Small-Cap ETF**	0.50%	0.67%	May 1, 2021
Steel ETF	0.50%	0.55%	May 1, 2021
Unconventional Oil & Gas ETF	0.50%	0.54%	May 1, 2021
Uranium+Nuclear Energy ETF	0.50%	0.60%	May 1, 2021
Vietnam ETF	0.50%	0.76%	May 1, 2021
*For purposes of calculating the fees for the VanEck Vectors Real Asset Allocation ETF, the net assets of VanEck Vectors Real Asset Allocation ETF include the value of VanEck Vectors Real Asset Allocation ETF’s interest in the Cayman Subsidiary.

**Expense Cap excludes depositary receipt fees up to 0.10% and 0.08% of the average daily net assets for VanEck Vectors Russia ETF and VanEck Vectors Russia Small-Cap ETF, respectively.

The management fees paid by each Fund and the expenses waived or assumed by the applicable Adviser during the Funds’ last three fiscal years, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund, are set forth in the chart below.

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
		2018	2019	2020	2018	2019	2020

VanEck Vectors BDC Income ETF	April 30th	$742,182	$790,955	$866,413	$142,055	$122,930	$165,099
VanEck Vectors CEF Municipal Income ETF**	April 30th	$383,703	$469,221	$638,959	$88,526	$93,228	$67,473
VanEck Vectors ChinaAMC China Bond ETF	April 30th	$18,968	$18,279	$17,787	$99,234	$79,653	$134,871
VanEck Vectors Emerging Markets Aggregate Bond ETF	April 30th	$53,626	$61,886	$51,998	$95,656	$98,214	$169,695
VanEck Vectors Emerging Markets High Yield Bond ETF	April 30th	$1,464,737	$1,148,342	$1,268,560	$195,327	$171,184	$226,035
VanEck Vectors Fallen Angel High Yield Bond ETF	April 30th	$4,239,892	$4,087,190	$5,297,274	$913,612	$981,342	$1,063,209
VanEck Vectors Green Bond ETF	April 30th	$37,929	$78,830	$97,108	$126,060	$155,235	$166,308
VanEck Vectors High Yield Muni ETF	April 30th	$7,681,473	$8,782,454	$11,111,433	$0	$0	$0
VanEck Vectors Intermediate Muni ETF*	April 30th	$4,100,365	$3,985,114	$4,309,785	$0	$0	$0
VanEck Vectors International High Yield Bond ETF	April 30th	$619,540	$557,010	$439,036	$187,576	$187,879	$240,655
VanEck Vectors Investment Grade Floating Rate ETF	April 30th	$818,040	$1,918,293	$1,770,125	$629,078	$1,436,344	$1,313,517
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	April 30th	$15,865,333	$13,212,209	$12,637,396	$1,102,108	$4,676,220	$2,773,632

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck Vectors Long Muni ETF*	April 30th	$411,456	$352,675	$458,216	$0	$0	$0
VanEck Vectors Mortgage REIT Income ETF	April 30th	$577,263	$594,015	$738,169	$112,211	$107,324	$160,577
VanEck Vectors Muni Allocation ETF(1)**	April 30th	N/A	N/A	$3,095	N/A	N/A	$46,557
VanEck Vectors Preferred Securities ex Financials ETF	April 30th	$1,948,147	$2,125,999	$2,779,281	$225,777	$245,076	$256,042
VanEck Vectors Short High Yield Muni ETF*	April 30th	$419,150	$585,337	$876,690	$0	$0	$0
VanEck Vectors Short Muni ETF*	April 30th	$480,687	$404,689	$402,287	$0	$0	$0

		2017	2018	2019	2017	2018	2019
VanEck Vectors Biotech ETF	September 30th	$2,270,074	$1,834,525	$1,364,903	$243,683	$278,572	$197,996
VanEck Vectors Environmental Services ETF	September 30th	$92,593	$103,122	$147,606	$72,819	$87,939	$74,358
VanEck Vectors Gaming ETF	September 30th	$114,186	$189,791	$131,776	$65,192	$74,762	$75,639
VanEck Vectors Morningstar Durable Dividend ETF(2)	September 30th	N/A	N/A	$24,336	N/A	N/A	$71,507
VanEck Vectors Morningstar Global Wide Moat ETF(3)	September 30th	N/A	N/A	$17,090	N/A	N/A	$73,915
VanEck Vectors Morningstar International Moat ETF	September 30th	$210,372	$464,489	$417,289	$115,046	$142,009	$98,409
VanEck Vectors Morningstar Wide Moat ETF	September 30th	$4,652,297	$6,318,356	$9,154,293	$0	$0	$0
VanEck Vectors Long/Flat Trend ETF(4)	September 30th	N/A	$117,810	$295,086	N/A	$69,942	$70,183
VanEck Vectors Pharmaceutical ETF	September 30th	$989,366	$949,662	$707,676	$143,130	$189,692	$150,850
VanEck Vectors Real Asset Allocation ETF(5)	September 30th	N/A	$12,767	$111,688	N/A	$36,806	$83,936
VanEck Vectors Retail ETF	September 30th	$283,681	$265,649	$314,687	$119,085	$127,722	$113,648
VanEck Vectors Semiconductor ETF	September 30th	$2,416,649	$4,141,680	$3,694,199	$201,986	$404,804	$386,331
VanEck Vectors Video Gaming and eSports ETF(6)	September 30th	N/A	N/A	$85,821	N/A	N/A	$74,286

		2017	2018	2019	2017	2018	2019
VanEck Vectors Energy Income ETF*	November 30th	$669,510	$461,201	$327,476	$0	$0	$0

		2017	2018	2019	2017	2018	2019
VanEck Vectors Africa Index ETF	December 31st	$358,775	$341,222	$279,894	$24,647	$86,405	$65,774
VanEck Vectors Agribusiness ETF	December 31st	$4,102,925	$4,257,368	$3,615,501	$0	$0	$0
VanEck Vectors Brazil Small-Cap ETF	December 31st	$516,974	$463,249	$447,572	$86,152	$114,798	$89,704
VanEck Vectors China Growth Leaders ETF	December 31st	$484,677	$320,689	$356,650	$42,487	$207,518	$333,269
VanEck Vectors ChinaAMC SME-ChiNext ETF	December 31st	$117,639	$107,722	$136,485	$130,786	$109,790	$118,619
VanEck Vectors Coal ETF	December 31st	$482,583	$436,681	$228,229	$42,793	$38,343	$81,052

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck Vectors Egypt Index ETF	December 31st	$285,564	$293,582	$196,464	$81,793	$123,623	$39,809
VanEck Vectors Gold Miners ETF	December 31st	$46,055,147	$41,227,849	$53,842,504	$0	$0	$0
VanEck Vectors India Growth Leaders ETF	December 31st	$1,478,563	$1,265,299	$760,484	$0	$0	$0
VanEck Vectors Indonesia Index ETF	December 31st	$383,740	$271,381	$215,052	$122,667	$96,596	$98,777
VanEck Vectors Israel ETF	December 31st	$204,536	$237,652	$268,083	$133,103	$197,740	$166,870
VanEck Vectors Junior Gold Miners ETF	December 31st	$21,229,547	$22,475,631	$21,262,348	$0	$0	$0
VanEck Vectors Low Carbon Energy ETF	December 31st	$385,494	$440,137	$453,986	$37,717	$19,811	$25,109
VanEck Vectors Natural Resources ETF	December 31st	$498,717	$493,291	$353,318	$299,067	$214,036	$206,461
VanEck Vectors Oil Refiners ETF	December 31st	$26,153	$231,978	$119,831	$111,097	$58,382	$102,490
VanEck Vectors Oil Services ETF	December 31st	$4,134,206	$5,069,630	$2,719,707	$413,894	$421,185	$305,084
VanEck Vectors Rare Earth/Strategic Metals ETF	December 31st	$404,994	$866,271	$847,063	$99,135	$68,090	$60,775
VanEck Vectors Russia ETF	December 31st	$11,079,041	$8,560,553	$6,614,532	$1,415,263	$0	$0
VanEck Vectors Russia Small-Cap ETF	December 31st	$334,853	$228,252	$176,212	$41,452	$79,989	$150,684
VanEck Vectors Steel ETF	December 31st	$822,739	$645,429	$292,623	$95,507	$72,961	$89,706
VanEck Vectors Unconventional Oil & Gas ETF	December 31st	$291,389	$388,109	$113,950	$93,779	$57,771	$95,707
VanEck Vectors Uranium+Nuclear Energy ETF	December 31st	$160,362	$138,766	$121,444	$90,770	$68,638	$78,447
VanEck Vectors Vietnam ETF	December 31st	$1,488,266	$1,893,406	$2,142,303	$0	$0	$0
*As noted above, each Municipal Fund and the VanEck Vectors Energy Income ETF has adopted a unitary management fee.
**Effective November 1, 2019, each of VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Muni Allocation ETF has adopted a unitary management fee.

(1) VanEck Vectors Mun i Allocation ETF did not commence operations until May 15, 2019.
(2)VanEck Vectors Morningstar Durable Dividend ETF did not commence operations until October 30, 2018.
(3)VanEck Vectors Morningstar Global Wide Moat ETF did not commence operations until October 30, 2018.
(4)VanEck Vectors Long/Flat Trend ETF did not commence operations until October 4, 2017.
(5)VanEck Vectors Real Asset Allocation ETF did not commence operations until April 9, 2018.
(6)VanEck Vectors Video Gaming and eSports ETF did not commence operations until October 16, 2018.

With respect to the China Funds, for the services provided and the expenses assumed by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreements, VEAC (not the China Funds) will pay a monthly fee to the Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account the Index license fee and expenses paid by the Adviser.

The following table sets forth the aggregate investment sub-advisory fees paid by VEAC to each Fund’s Sub-Adviser and the percentage of the Fund’s average daily net assets represented by such fees, in each case during the Funds’ last three fiscal years, as applicable.

	Fees Paid During the Fiscal Year Ended April 30,			Percentage of the Fund's Average Daily Net Assets for Fiscal Year Ended April 30,
Fund	2018	2019	2020	2018	2019	2020
VanEck Vectors ChinaAMC China Bond ETF	$—	$—	$0	N/A	N/A	N/A

	Fees Paid During the Fiscal Year Ended December 31,			Percentage of the Fund's Average Daily Net Assets for Fiscal Year Ended December 31,
Fund	2017	2018	2019	2017	2018	2019
VanEck Vectors China Growth Leaders ETF	$113,847	$20,298	$0	0.12%	0.03%	0.00%
VanEck Vectors ChinaAMC SME-ChiNext ETF	$1,379	$0	$0	0.01%	0.00%	0.00%

Term. Each Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days’ notice by the applicable Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Investment Sub-Advisory Agreements terminate automatically upon assignment and are terminable at any time without penalty as to the China Funds by the Board, or by vote of the holders of a majority of each China Fund’s outstanding voting securities on 60 days’ written notice to the Sub-Adviser, by VEAC on six (6) months’ written notice to the Sub-Adviser or by the Sub-Adviser on six (6) months’ written notice to VEAC and the Trust.
Mauritius Subsidiary Investment Management Agreement. VEAC provides an investment program for the Mauritius Subsidiary and manages the investment of the Mauritius Subsidiary’s assets under the overall supervision of the Board of Directors of the Mauritius Subsidiary. Pursuant to a management agreement between VEAC and the Mauritius Subsidiary (the “Mauritius Subsidiary Investment Management Agreement”), VEAC does not receive any fees from the Mauritius Subsidiary.
The Mauritius Subsidiary Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Mauritius Subsidiary by the Board of Directors of the Mauritius Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of the Mauritius Subsidiary’s outstanding voting securities on 60 days’ written notice to VEAC, or by VEAC on 60 days’ written notice to the Mauritius Subsidiary. Pursuant to the Mauritius Subsidiary Investment Management Agreement, VEAC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Mauritius Subsidiary in connection with the performance of the Mauritius Subsidiary Investment Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of VEAC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.
Cayman Subsidiary Investment Management Agreement. VEARA provides an investment program for the Cayman Subsidiary and manages the investment of the Cayman Subsidiary’s assets under the overall supervision of the Board of Directors of the Cayman Subsidiary. Pursuant to a management agreement between VEARA and the Cayman Subsidiary (the “Cayman Subsidiary Investment Management Agreement”), VEARA will receive certain fees for managing the Cayman Subsidiary’s assets and will waive or credit such amounts against the fees payable to VEARA by VanEck Vectors Real Asset Allocation ETF.
The Cayman Subsidiary Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Cayman Subsidiary by the Board of Directors of the Cayman Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of the Cayman Subsidiary’s outstanding voting securities on 60 days’ written notice to VEARA, or by VEARA on 60 days’ written notice to the Cayman Subsidiary. Pursuant to the Cayman Subsidiary Investment Management Agreement, VEARA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Cayman Subsidiary in connection with the performance of the Cayman Subsidiary Investment Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of VEARA in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administrators
VEAC and VEARA, as applicable, also serve as administrators (in such capacity, each, an “Administrator”) for the Trust pursuant to each respective Investment Management Agreement. Under each Investment Management Agreement, each Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. Each Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting (only with respect to VanEck Vectors Gold Miners ETF), bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. VEAC owns 100% of the common stock of Van Eck Securities Corporation (the “Distributor”).

Mauritius Administrator
IQ EQ Fund Services (Mauritius) Ltd. (“IQ-EQ”), located at 33, Edith Cavell Street, Port-Louis, Mauritius, serves as the Mauritius Subsidiary’s Mauritius administrator. The Mauritius Subsidiary pays IQ-EQ a fee for its services and for preparing management accounts; acting as registrar in relation to the shares of the Mauritius Subsidiary; organizing board and shareholder meetings and keeping minutes and the statutory books and records of the Mauritius Subsidiary in order to comply with requirements of the Mauritian Companies Act 2001, the Financial Services Act 2007 and applicable law; preparing and filing certain regulatory filings; and providing taxation and regulatory advisory services. The Mauritius Subsidiary also reimburses IQ-EQ for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.

Custodian and Transfer Agent
State Street, located at One Lincoln Street, Boston, MA 02111, serves as custodian (in such capacity, the “Custodian”) for the Funds, the Mauritius Subsidiary and the Cayman Subsidiary pursuant to a custodian agreement. As Custodian, State Street holds the Funds’, the Mauritius Subsidiary’s and the Cayman Subsidiary’s assets. As compensation for these custodial services, State Street receives, among other items, transaction fees, asset-based safe keeping fees and overdraft charges and may be reimbursed by a Fund for its out-of-pocket expenses. State Street serves as the Funds’ transfer agent (in such capacity, the “Transfer Agent”) pursuant to a transfer agency agreement. In addition, State Street provides various accounting services to each of the Funds, except VanEck Vectors Gold Miners ETF, pursuant to a fund accounting agreement. VEAC pays a portion of the fee that it receives from VanEck Vectors Gold Miners ETF to State Street for providing fund accounting services to VanEck Vectors Gold Miners ETF.

The Distributor
Van Eck Securities Corporation is the principal underwriter and distributor of Shares. Its principal address is 666 Third Avenue, New York, New York 10017 and investor information can be obtained by calling 800.826.2333. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Advisers, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.
The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Affiliated Index Provider
The MVIS ® Africa Index (the “Africa Index”), BlueStar Israel Global Index TM (the "Isra el Index") , MVIS ® Brazil Small-Cap Index (the “Brazil Small-Cap Index”), MVIS ® Egypt Index (the “Egypt Index”), MVIS ® EM Aggregate Bond Index (“EM Aggregate Bond Index”), MVIS ® Global Agribusiness Index (the “Agribusiness Index”), MVIS ® Global Coal Index (the “Coal Index”), MVIS ® Global Gaming Index (the “Gaming Index”), MVIS ® Global Junior Gold Miners Index (the “Junior Gold Miners Index”), MVIS ® Global Mortgage REITs Index (the “Mortgage REITs Index”), MVIS ® Global Oil Refiners Index (the “Oil Refiners Index”), MVIS ® Global Rare Earth/Strategic Metals Index (the “Rare Earth/Strategic Metals Index”), MVIS ® Global Unconventional Oil & Gas Index (the “Oil & Gas Index”), MVIS ® Global Uranium & Nuclear Energy Index (the “Nuclear Energy Index”), MVIS ® Global Video Gaming & eSports Index (the “eSports Index”), MVIS ® Indonesia Index (the “Indonesia Index”), MVIS ® North America Energy Infrastructure Index (the “Energy Index”), MVIS ® Russia Index (the “Russia Index”), MVIS ® Russia Small-Cap Index (the “Russia Small-Cap Index”), MVIS ® US Business Development Companies Index (the “BDC Index”), MVIS ® US Investment Grade Floating Rate Index (the “Floating Rate Index”), MVIS ® US Listed Biotech 25 Index (the “Biotech Index”), MVIS ® US Listed Oil Services 25 Index (the “Oil Services Index”), MVIS ® US Listed Retail 25 Index (the “Retail Index”), MVIS ® US Listed Semiconductor 25 Index (the “Semiconductor Index”) and MVIS ® Vietnam Index (the “Vietnam Index”) (each an “MVIS Index,” and collectively, the “MVIS Indices”) are published by MV Index Solutions GmbH (“MVIS”), which is a wholly-owned subsidiary of VEAC. In order to minimize any potential for conflicts caused by the fact that VEAC or its affiliates act as the index provider to a Fund that tracks an MVIS Index, MVIS has retained Solactive AG (“Solactive”), an unaffiliated third party (the “Calculation Agent”), to calculate the MVIS Indices. The Calculation Agent, using a rules-based methodology, will calculate, maintain and disseminate each of the MVIS Indices on a daily basis. MVIS will monitor the results produced by the Calculation Agent to help ensure that the MVIS Indices are being calculated in accordance with the applicable rules-based methodology. In addition, VEAC and MVIS have established policies and procedures designed to prevent non-public information about pending changes to an MVIS Index from being used or disseminated in an improper manner. Furthermore, VEAC and MVIS have established policies and procedures designed to prevent improper use and dissemination of non-public information about VanEck Vectors Africa Index ETF’s, VanEck Vectors Agribusiness ETF’s, VanEck Vectors Brazil Small-Cap ETF’s, VanEck Vectors BDC Income ETF’s, VanEck Vectors Biotech ETF’s, VanEck Vectors Coal ETF’s, VanEck Vectors Egypt Index ETF’s, VanEck Vectors Emerging Markets Aggregate Bond ETF’s, VanEck Vectors Energy Income ETF's, VanEck Vectors Gaming ETF’s, VanEck Vectors Indonesia Index ETF’s, VanEck Vectors Investment Grade Floating Rate ETF’s, VanEck Vect ors I srael ETF's, VanEck Vectors Junior Gold Miners ETF’s, VanEck Vectors Mortgage REIT Income ETF’s, VanEck Vectors Oil Refiners ETF’s, VanEck Vectors Oil Services ETF’s, VanEck Vectors Pharmaceutical ETF’s, VanEck Vectors Retail ETF’s, VanEck Vectors Rare Earth/Strategic Metals ETF’s, VanEck Vectors Russia ETF’s, VanEck Vectors Russia Small-Cap ETF’s, VanEck Vectors Semiconductor ETF’s, VanEck Vectors Unconventional Oil & Gas ETF’s, VanEck Vectors Uranium+Nuclear Energy ETF’s, VanEck Vectors Video Gaming and eSports ETF’s and VanEck Vectors Vietnam ETF’s (collectively, the "MVIS Index ETFs") portfolio strategies and to the portfolio manager of the MVIS Index ETFs from having any influence on the construction of the applicable MVIS Index’s methodology.
Securities Lending
Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Funds and State Street (in such capacity, the “Securities Lending Agent”), certain Funds may lend their securities through the Securities Lending Agent to certain qualified borrowers. The Securities Lending Agent administers the Funds’ securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Funds from each borrower. The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Funds deem necessary to monitor the securities lending program.
        Each of the Funds listed below earned income and incurred the following costs and expenses, during its respective fiscal year, as a result of its securities lending activities.

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Vectors Biotech ETF	9/30/2019	$50,467	$1,082	$0	$0	$0	$42,136	$0	$43,218	$7,249
VanEck Vectors Environmental Services ETF	9/30/2019	$12,769	$791	$0	$0	$0	$7,631	$0	$8,422	$4,347
VanEck Vectors Gaming ETF	9/30/2019	$11,345	$330	$0	$0	$0	$8,779	$0	$9,109	$2,236
VanEck Vectors Morningstar Durable Dividend ETF	9/30/2019	$586	$59	$0	$0	$0	$193	$0	$252	$334
VanEck Vectors Morningstar Global Wide Moat ETF	9/30/2019	$154	$14	$0	$0	$0	$61	$0	$75	$79
VanEck Vectors Morningstar International Moat ETF	9/30/2019	$67,436	$4,799	$0	$0	$0	$25,501	$0	$30,300	$37,136
VanEck Vectors Morningstar Wide Moat ETF	9/30/2019	$632,791	$10,755	$0	$0	$0	$540,051	$0	$550,806	$81,985
VanEck Vectors Long/Flat Trend ETF	9/30/2019	$3,893	$25	$0	$0	$0	$3,668	$0	$3,693	$200
VanEck Vectors Pharmaceutical ETF	9/30/2019	$57,854	$6,972	$0	$0	$0	$13,923	$0	$20,895	$36,959
VanEck Vectors Retail ETF	9/30/2019	$2,705	$49	$0	$0	$0	$2,295	$0	$2,344	$361
VanEck Vectors Semiconductor ETF	9/30/2019	$574,666	$20,171	$0	$0	$0	$426,210	$0	$446,381	$128,285
VanEck Vectors Video Gaming and eSports ETF	9/30/2019	$11,721	$245	$0	$0	$0	$10,084	$0	$10,329	$1,392

VanEck Vectors Africa Index ETF	12/31/2019	$238,945	$28,082	$0	$0	$0	$20,261	$0	$48,343	$190,602
VanEck Vectors Agribusiness ETF	12/31/2019	$1,352,732	$163,749	$0	$0	$0	$243,941	$0	$407,690	$945,042
VanEck Vectors Brazil Small-Cap ETF	12/31/2019	$26,154	$3,064	$0	$0	$0	$4,501	$0	$7,565	$18,589
VanEck Vectors Coal ETF	12/31/2019	$76,416	$7,903	$0	$0	$0	$21,438	$0	$29,341	$47,075
VanEck Vectors Egypt Index ETF	12/31/2019	$2,271	$380	$0	$0	$0	$4	$0	$384	$1,887
VanEck Vectors Gold Miners ETF	12/31/2019	$3,546,441	$221,453	$0	$0	$0	$2,109,453	$0	$2,330,906	$1,215,535
VanEck Vectors Indonesia Index ETF	12/31/2019	$1,283	$179	$0	$0	$0	$64	$0	$243	$1,040

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Vectors Israel ETF	12/31/2019	$30,739	$3,263	$0	$0	$0	$9,754	$0	$13,017	$17,722
VanEck Vectors Junior Gold Miners ETF	12/31/2019	$3,798,051	$423,684	$0	$0	$0	$919,745	$0	$1,343,429	$2,454,622
VanEck Vectors Low Carbon Energy ETF	12/31/2019	$196,357	$9,458	$0	$0	$0	$133,715	$0	$143,173	$53,184
VanEck Vectors Natural Resources ETF	12/31/2019	$63,037	$6,174	$0	$0	$0	$19,345	$0	$25,519	$37,518
VanEck Vectors Oil Refiners ETF	12/31/2019	$1,605	$164	$0	$0	$0	$561	$0	$725	$880
VanEck Vectors Oil Services ETF	12/31/2019	$1,537,612	$89,859	$0	$0	$0	$857,937	$0	$947,796	$589,816
VanEck Vectors Rare Earth/Strategic Metals ETF	12/31/2019	$2,712,327	$396,236	$0	$0	$0	$43,480	$0	$439,716	$2,272,611
VanEck Vectors Russia ETF	12/31/2019	$10,174	$375	$0	$0	$0	$0	$0	$375	$9,799
VanEck Vectors Russia Small-Cap ETF	12/31/2019	$4,460	$431	$0	$0	$0	$1,070	$0	$1,501	$2,959
VanEck Vectors Steel ETF	12/31/2019	$167,277	$6,926	$0	$0	$0	$118,714	$0	$125,640	$41,637
VanEck Vectors Unconventional Oil & Gas ETF	12/31/2019	$13,662	$473	$0	$0	$0	$10,490	$0	$10,963	$2,699
VanEck Vectors Uranium+Nuclear Energy ETF	12/31/2019	$21,871	$2,031	$0	$0	$0	$8,240	$0	$10,271	$11,600
VanEck Vectors Vietnam ETF	12/31/2019	$152,461	$16,535	$0	$0	$0	$42,658	$0	$59,193	$93,268

VanEck Vectors BDC Income ETF	4/30/2020	$860,131	$86,541	$0	$0	$0	$162,480	$0	$249,021	$611,110
VanEck Vectors Emerging Markets Aggregate Bond ETF	4/30/2020	$1,602	$68	$0	$0	$0	$1,023	$0	$1,091	$511
VanEck Vectors Emerging Markets High Yield Bond ETF	4/30/2020	$225,482	$11,742	$0	$0	$0	$133,649	$0	$145,391	$80,091
VanEck Vectors Fallen Angel High Yield Bond ETF	4/30/2020	$1,221,346	$98,274	$0	$0	$0	$426,238	$0	$524,512	$696,834
VanEck Vectors Green Bond ETF	4/30/2020	$1,933	$77	$0	$0	$0	$1,227	$0	$1,304	$629

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Vectors International High Yield Bond ETF	4/30/2020	$105,592	$6,795	$0	$0	$0	$53,894	$0	$60,689	$44,903
VanEck Vectors Investment Grade Floating Rate ETF	4/30/2020	$36,113	$1,429	$0	$0	$0	$23,622	$0	$25,051	$11,062
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	4/30/2020	1,512,129	$54,442	$0	$0	$0	$1,148,152	$0	$1,202,594	$309,535
VanEck Vectors Mortgage REIT Income ETF	4/30/2020	$83,119	$5,654	$0	$0	$0	$37,471	$0	$43,125	$39,994
VanEck Vectors Preferred Securities ex Financials ETF	4/30/2020	$543,827	$57,211	$0	$0	$0	$15,271	$0	$72,482	$471,345
1Gross income includes income from the reinvestment of cash collateral and rebates paid by the borrower.
2Revenue split represents the share of revenue generated by the securities lending program and paid to the Securities Lending Agent.
3Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4These administrative fees are not included in the revenue split.
5These indemnification fees are not included in the revenue split.

Other Accounts Managed by the Portfolio Managers
Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation
        The following table lists the number and types of other accounts (excluding the Funds) advised by each Fund’s portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the Funds that they manage. If a portfolio manager is a primary portfolio manager for multiple Funds with different fiscal year ends, information is provided as of the most recent fiscal year end of the relevant Funds, except as otherwise indicated.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Peter H. Liao	Registered Investment Companies	37	$26,533.08 million	4/30/2020
	Other Pooled Investment Vehicles	7	$696.03 million	4/30/2020
	Other Accounts	0	$0	4/30/2020
Guo Hua (Jason) Jin	Registered Investment Companies	36	$26,524.77 million	4/30/2020
	Other Pooled Investment Vehicles	7	$696.03 million	4/30/2020
	Other Accounts	0	$0	4/30/2020
James T. Colby III	Registered Investment Companies	0	$0	4/30/2020
	Other Pooled Investment Vehicles	0	$0	4/30/2020
	Other Accounts	0	$0	4/30/2020
Francis G. Rodilosso	Registered Investment Companies	0	$0	4/30/2020
	Other Pooled Investment Vehicles	3	$94.42 million	4/30/2020
	Other Accounts	0	$0	4/30/2020
David Schassler	Registered Investment Companies	2	$51.46 million	4/30/2020
	Other Pooled Investment Vehicles	0	$0	4/30/2020
	Other Accounts	0	$0	4/30/2020
John Lau* (Deputy Portfolio Manager)	Registered Investment Companies	1	$32.32 million	4/30/2020
	Other Pooled Investment Vehicles	0	$0	4/30/2020
	Other Accounts	0	$0	4/30/2020
Barak Laks (Deputy Portfolio Manager)	Registered Investment Companies	0	$0	9/30/2019
	Other Pooled Investment Vehicles	0	$0	9/30/2019
	Other Accounts	0	$0	9/30/2019

* Mr. La u became Deputy Portfolio Manager of VanEck Vectors ® Muni Allocation ETF as of September 1, 2020 . The information included for M r . Lau in the t able a bove is as of July 31 , 2020.

None of the portfolio managers manage accounts that are subject to performance-based advisory fees.
Although the funds in the Trust that are managed by Messrs. Colby, Jin, Laks, Lau, Liao, Rodilosso and Schassler may have different investment strategies, each Fund (except VanEck Vectors Real Asset Allocation ETF and VanEck Vectors Muni Allocation ETF) has an investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of its respective underlying index. The Advisers do not believe that management of the various accounts presents a material conflict of interest for Messrs. Colby, Jin, Laks, Lau, Liao, Rodilosso and Schassler or the Advisers.
China Asset Management (Hong Kong) Limited (relating to the China Funds only).
The following table lists the number and types of other accounts (excluding the China Funds) advised by the portfolio manager(s) at China Asset Management (Hong Kong) Limited and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Cai Jing	Registered Investment Companies	13	$963.6 million	4/30/2020
	Other Pooled Investment Vehicles	4	$1.6 billion	4/30/2020
	Other Accounts	16	$838.3 million	4/30/2020
Max Lan	Registered Investment Companies	11	$2.59 billion	12/31/2019
	Other Pooled Investment Vehicles	0	$0	12/31/2019
	Other Accounts	0	$0	12/31/2019
         M s. Jing and Mr. Lan manage other funds and mandates, including certain ETFs that have similar investment strategies to the China Funds, which may create conflicts of interest with respect to portfolio management decisions and execution. Ms. Jing and Mr. Lan expect to manage the China Funds and the accounts that have similar investment strategies to these Funds in accordance with their duties with respect to portfolio management decisions and execution.

Portfolio Manager Compensation
Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation
The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Advisers and their affiliates manage accounts with incentive fees. The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, or, except for VanEck Vectors Muni Allocation ETF or VanEck Vectors Real Asset Allocation ETF, may track the same index a Fund tracks. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Funds’ portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Funds. VEAC and VEARA have implemented procedures to monitor trading across funds and its Other Clients.
China Asset Management (Hong Kong) Limited (relating to VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF only)
The portfolio manager employed by the Sub-Adviser is paid a base salary and performance-based compensation. The portfolio manager is evaluated from an investment performance perspective, typically over a three year period, and from a peer evaluation that is completed by the Sub-Adviser’s whole investment team (including other fund managers and analysts).

Portfolio Manager Share Ownership
The following table lists the dollar range of any Fund Shares beneficially owned by the primary portfolio manager(s) as of the end of each applicable Fund’s last fiscal year, except if otherwise indicated.

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
Peter H. Liao	VanEck Vectors Biotech ETF	September 30, 2019	None
	VanEck Vectors Environmental Services ETF	September 30, 2019	$10,001 to $50,000
	VanEck Vectors Gaming ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Morningstar Durable Dividend ETF	September 30, 2019	None
	VanEck Vectors Global Wide Moat ETF	September 30, 2019	None

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
	VanEck Vectors Morningstar International Moat ETF	September 30, 2019	$10,001 to $50,000
	VanEck Vectors Morningstar Wide Moat ETF	September 30, 2019	$10,001 to $50,000
	VanEck Vectors Long/Flat Trend ETF	September 30, 2019	None
	VanEck Vectors Pharmaceutical ETF	September 30, 2019	None
	VanEck Vectors Retail ETF	September 30, 2019	None
	VanEck Vectors Semiconductor ETF	September 30, 2019	$10,001 to $50,000
	VanEck Vectors Video Gaming and eSports ETF	September 30, 2019	None

	VanEck Vectors Energy Income ETF	November 30, 2019	None

	VanEck Vectors Africa ETF	December 31, 2019	None
	VanEck Vectors Agribusiness ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Brazil Small-Cap ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors China Growth Leaders ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors ChinaAMC SME-ChiNext ETF	December 31, 2019	None
	VanEck Vectors Coal ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Egypt Index ETF	December 31, 2019	None
	VanEck Vectors Low Carbon Energy ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Gold Miners ETF	December 31, 2019	$100,001 to $500,000
	VanEck Vectors India Growth Leaders ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Indonesia Index ETF	December 31, 2019	$10,001 to $50,000
	VanEck Vectors Israel ETF	December 31, 2019	None
	VanEck Vectors Junior Gold Miners ETF	December 31, 2019	None
	VanEck Vectors Natural Resources ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Oil Refiners ETF	December 31, 2019	None
	VanEck Vectors Oil Services ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Rare Earth/Strategic Metals ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Russia ETF	December 31, 2019	$50,001 to $100,000
	VanEck Vectors Russia Small-Cap ETF	December 31, 2019	None
	VanEck Vectors Steel ETF	December 31, 2019	None
	VanEck Vectors Unconventional Oil & Gas ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Uranium+Nuclear Energy ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Vietnam ETF	December 31, 2019	None

	VanEck Vectors BDC Income ETF	April 30, 2020	None
	VanEck Vectors CEF Municipal Income ETF	April 30, 2020	$1 to $10,000
	VanEck Vectors Mortgage REIT Income ETF	April 30, 2020	$1 to $10,000
	VanEck Vectors Preferred Securities ex Financials ETF	April 30, 2020	$1 to $10,000

Guo Hua (Jason) Jin	VanEck Vectors Biotech ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Environmental Services ETF	September 30, 2019	None

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
	VanEck Vectors Gaming ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Morningstar Durable Dividend ETF	September 30, 2019	None
	VanEck Vectors Global Wide Moat ETF	September 30, 2019	None
	VanEck Vectors Morningstar International Moat ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Morningstar Wide Moat ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Long/Flat Trend ETF	September 30, 2019	None
	VanEck Vectors Pharmaceutical ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Retail ETF	September 30, 2019	None
	VanEck Vectors Semiconductor ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Video Gaming and eSports ETF	September 30, 2019	None

	VanEck Vectors Energy Income ETF	November 30, 2019	None

	VanEck Vectors Africa ETF	December 31, 2019	None
	VanEck Vectors Agribusiness ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Brazil Small-Cap ETF	December 31, 2019	None
	VanEck Vectors China Growth Leaders ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors ChinaAMC SME-ChiNext ETF	December 31, 2019	None
	VanEck Vectors Coal ETF	December 31, 2019	None
	VanEck Vectors Egypt Index ETF	December 31, 2019	None
	VanEck Vectors Low Carbon Energy ETF	December 31, 2019	None
	VanEck Vectors Gold Miners ETF	December 31, 2019	None
	VanEck Vectors India Growth Leaders ETF	December 31, 2019	None
	VanEck Vectors Indonesia Index ETF	December 31, 2019	None
	VanEck Vectors Israel ETF	December 31, 2019	None
	VanEck Vectors Junior Gold Miners ETF	December 31, 2019	None
	VanEck Vectors Natural Resources ETF	December 31, 2019	None
	VanEck Vectors Oil Refiners ETF	December 31, 2019	None
	VanEck Vectors Oil Services ETF	December 31, 2019	None
	VanEck Vectors Rare Earth/Strategic Metals ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Russia ETF	December 31, 2019	None
	VanEck Vectors Russia Small-Cap ETF	December 31, 2019	None
	VanEck Vectors Steel ETF	December 31, 2019	None
	VanEck Vectors Unconventional Oil & Gas ETF	December 31, 2019	None
	VanEck Vectors Uranium+Nuclear Energy ETF	December 31, 2019	None
	VanEck Vectors Vietnam ETF	December 31, 2019	$1 to $10,000

	VanEck Vectors BDC Income ETF	April 30, 2020	None
	VanEck Vectors CEF Municipal Income ETF	April 30, 2020	None
	VanEck Vectors Mortgage REIT Income ETF	April 30, 2020	$1 to $10,000
	VanEck Vectors Preferred Securities ex Financials ETF	April 30, 2020	None

James T. Colby III	VanEck Vectors High Yield Muni ETF	April 30, 2020	$1 to $10,000
	VanEck Vectors Intermediate Muni ETF	April 30, 2020	$1 to $10,000

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
	VanEck Vectors Long Muni ETF	April 30, 2020	$1 to $10,000
	VanEck Vectors Short High Yield Muni ETF	April 30, 2020	$1 to $10,000
	VanEck Vectors Short Muni ETF	April 30, 2020	$1 to $10,000

Francis G. Rodilosso	VanEck Vectors ChinaAMC China Bond ETF	April 30, 2020	None
	VanEck Vectors Emerging Markets Aggregate Bond ETF	April 30, 2020	$1 to $10,000
	VanEck Vectors Emerging Markets High Yield Bond ETF	April 30, 2020	$1 to $10,000
	VanEck Vectors Fallen Angel High Yield Bond ETF	April 30, 2020	$1 to $10,000
	VanEck Vectors Green Bond ETF	April 30, 2020	None
	VanEck Vectors International High Yield Bond ETF	April 30, 2020	$1 to $10,000
	VanEck Vectors Investment Grade Floating Rate ETF	April 30, 2020	$10,001 to $50,000
	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	April 30, 2020	$10,001 to $50,000

David Schassler	VanEck Vectors Muni Allocation ETF	April 30, 2020	$50,001 to $100,000
	VanEck Vectors Real Asset Allocation ETF	September 30, 2019	$10,001 to $50,000

John Lau (Deputy Portfolio Manager)	VanEck Vectors Muni Allocation ETF	April 30, 2020	None*

Barak Laks (Deputy Portfolio Manager)	VanEck Vectors Real Asset Allocation ETF	September 30, 2019	None
* Mr. Lau be came Deputy Portfolio Manag er of Va nEck Vectors ® Muni Allocation ETF as of S e ptember 1, 2020 . The infor mation in clud ed for Mr. Lau in the ta ble above is a s of August 7, 2020.

Ms. Jing and Mr. Lan did not own any Shares of the China Funds, as applicable, as of each of these Funds’ fiscal year ends.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Advisers and the Sub-Adviser (with respect to the China Funds) look for prompt execution of the order at a favorable price. Generally, the Advisers and the Sub-Adviser (with respect to the China Funds) work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Advisers and the Sub-Adviser (with respect to the China Funds) owe a duty to each of their clients to seek best execution on trades effected. The Advisers and the Sub-Adviser (with respect to the China Funds) do not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.
Each Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by an Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.
The Sub-Adviser oversees placing orders on behalf of the China Funds’ assets allocated to it for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the China Funds’ assets allocated to it and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities will be made among the several investment companies and clients in a manner deemed appropriate by the Sub-Adviser consistent with its duty to seek best execution.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses, additional taxable income at a Fund level and additional taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
VanEck Vectors Real Asset Allocation ETF experienced a significant increase in portfolio turnover for the fiscal year ended September 30, 2019 that resulted from changes in the allocation of the Fund’s investments between (i) real asset investments and (ii) cash and/or cash equivalents. These allocation changes were driven by the Adviser’s use of a proprietary, rules-based real asset allocation model that adjusts its allocation signals on a monthly basis.
The aggregate brokerage commissions paid by each Fund during its last three fiscal years as applicable, are set forth in the chart below.

	Brokerage Commissions Paid During the Fiscal Year Ended November 30,

Fund	2017	2018	2019
VanEck Vectors Energy Income ETF*	$60,877	$24,375	$46,890

*VanEck Vectors Energy Income ETF experienced increased aggregate brokerage commissions in 2019 due to an increase in the number of portfolio transactions.

	Brokerage Commissions Paid During the Fiscal Year Ended December 31,

Fund	2017	2018	2019
VanEck Vectors Africa Index ETF*	$120,608	$57,764	$115,956
VanEck Vectors Agribusiness ETF	$262,152	$210,236	$225,512
VanEck Vectors Brazil Small-Cap ETF	$117,345	$83,172	$70,963
VanEck Vectors China Growth Leaders ETF	$89,637	$78,990	$76,461
VanEck Vectors ChinaAMC SME-ChiNext ETF*	$16,372	$14,503	$24,689
VanEck Vectors Coal ETF	$56,056	$32,858	$17,629
VanEck Vectors Egypt Index ETF	$136,563	$253,362	$182,763
VanEck Vectors Gold Miners ETF	$1,328,494	$2,184,205	$1,283,236
VanEck Vectors India Growth Leaders ETF	$325,468	$287,761	$176,636
VanEck Vectors Indonesia Index ETF	$20,229	$14,980	$8,253
VanEck Vectors Israel ETF	$11,834	$13,528	$9,632
VanEck Vectors Junior Gold Miners ETF	$1,220,353	$1,296,499	$1,153,770
VanEck Vectors Low Carbon Energy ETF*	$22,532	$38,159	$51,212
VanEck Vectors Natural Resources ETF	$49,752	$33,166	$24,487
VanEck Vectors Oil Refiners ETF	$2,568	$28,444	$13,421
VanEck Vectors Oil Services ETF	$439,911	$278,814	$129,778
VanEck Vectors Rare Earth/Strategic Metals ETF*	$173,582	$295,416	$395,792
VanEck Vectors Russia ETF	$499,882	$449,142	$301,554
VanEck Vectors Russia Small-Cap ETF	$53,476	$40,232	$19,994
VanEck Vectors Steel ETF	$49,815	$28,669	$16,622
VanEck Vectors Unconventional Oil & Gas ETF	$13,614	$18,158	$6,083
VanEck Vectors Uranium+Nuclear Energy ETF	$8,668	$12,907	$5,247
VanEck Vectors Vietnam ETF	$297,877	$423,451	$389,195

*VanEck Vectors Africa Index ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Low Carbon Energy ETF and VanEck Vectors Rare Earth/Strategic Metals ETF experienced increased aggregate brokerage commissions in 2019 due to an increase in the number of portfolio transactions.

	Brokerage Commissions Paid During the Fiscal Year Ended April 30,

Fund	2018	2019	2020
VanEck Vectors BDC Income ETF	$48,604	$36,263	$41,895
VanEck Vectors CEF Municipal Income ETF	$11,970	$20,436	$13,782
VanEck Vectors ChinaAMC China Bond ETF	$1,123	$395	$212
VanEck Vectors Emerging Markets Aggregate Bond ETF	$ –	$ –	$ –
VanEck Vectors Emerging Markets High Yield Bond ETF	$ –	$ –	$5,903
VanEck Vectors Fallen Angel High Yield Bond ETF	$ –	$ –	$ –
VanEck Vectors Green Bond ETF	$ –	$ –	$ –
VanEck Vectors High Yield Muni Index ETF	$ –	$ –	$ –
VanEck Vectors Intermediate Muni Index ETF	$ –	$ –	$ –
VanEck Vectors International High Yield Bond ETF	$ –	$10	$ –
VanEck Vectors Investment Grade Floating Rate ETF	$ –	$ –	$ –
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	$ –	$ –	$ –
VanEck Vectors Long Muni Index ETF	$ –	$ –	$ –
VanEck Vectors Mortgage REIT Income ETF	$40,683	$61,941	$19,526
VanEck Vectors Muni Allocation ETF***	N/A	N/A	$6,111
VanEck Vectors Preferred Securities ex Financials ETF	$273,187	$207,661	$156,987
VanEck Vectors Short High Yield Muni Index ETF	$ –	$ –	$ –
VanEck Vectors Short Muni Index ETF	$ –	$ –	$ –

	Brokerage Commissions Paid During the Fiscal Year Ended September 30,

Fund	2017	2018	2019
VanEck Vectors Biotech ETF	$245,277	$221,295	$134,338
VanEck Vectors Environmental Services ETF	$7,507	$7,811	$10,438
VanEck Vectors Gaming ETF	$7,612	$15,877	$7,650
VanEck Vectors Morningstar Durable Dividend ETF**	N/A	N/A	$3,455
VanEck Vectors Morningstar Global Wide Moat ETF**	N/A	N/A	$1,907
VanEck Vectors Morningstar International Moat ETF	$37,133	$66,195	$55,701
VanEck Vectors Morningstar Wide Moat ETF†	$430,573	$454,958	$762,147
VanEck Vectors Long/Flat Trend ETF**†	N/A	$10,393	$26,733
VanEck Vectors Pharmaceutical ETF	$158,133	$69,305	$50,316
VanEck Vectors Real Asset Allocation ETF**†	N/A	$7,026	$51,977
VanEck Vectors Retail ETF	$19,615	$18,485	$13,467
VanEck Vectors Semiconductor ETF	$187,102	$265,060	$199,835
VanEck Vectors Video Gaming and eSports ETF**	N/A	N/A	$11,085

**VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Morningstar Durable Dividend ETF, VanEck Vectors Morningstar Global Wide Moat ETF, VanEck Vectors Real Asset Allocation ETF and VanEck Vectors Video Gaming and eSports ETF did not commence operations until October 4, 2017, October 30, 2018, October 30, 2018, April 9, 2018 and October 16, 2018 respectively.

***VanEck Vectors Muni Allocation ETF did not commence operations until May 15, 2019.

† VanEck Vectors Morningstar Wide Moat ETF, VanEck Vectors Long/Flat Trend ETF and VanEck Vectors Real Asset Allocation ETF experienced increased aggregate brokerage commissions for the fiscal year ended September 30, 2019 due to an increase in the number of portfolio transactions.

BOOK ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General
The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of this SAI , the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The times described below may change due to certain events such as the early closing of trading on the NYSE.

Fund Deposit
The consideration for a purchase of Creation Units of certain Funds generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) and an amount of cash computed as described below ( the " Ca sh Component"). The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. Due to various legal and operational constraints in certain countries in which certain Funds invest, Creation Units of these Funds as set forth in the table under the heading “Creation and Redemption Features” are issued partially or principally for cash.
The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the D eposit Securities plus a pp licable transaction fee s (as described below) .
Each Administrator, through the NSCC, makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time), a list of the names and the required amount s of each Deposit Security th at each Fund would accept as Fund D eposit that day. Such Fund Deposit is applicable, subject to any adjustments as described below, until such time as the next-announced Fund Deposit composition is made available.
Each Fund rese r ves t he ri ght to permit or require the substitution of an amount of cash—referred to as "cash in lieu" - to replace any Deposit Security . This may occur, for example, if a Depo sit Security is not available in sufficient quantity for delivery, not eligible for transfer through the systems of DTC, the Federal Reserve System or the clearing process through the Continuous Net Settlement System of the NSCC, not permitted to be re-registered in the name of the T rust as a result of an in-kind purchase order pursuant to local law or m arket convention, restricted under the securities laws or not eligible for trading by an Authorized Participant or the investor for which it is acting. In such cases where the Trust makes Market Purchases (as de fin ed below) because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Advisers’ discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities may be at the expense of each Fund and, to the ext ent such commissions are at the expense of a Fund, will affect the value of all Shares of the Fund, but the Advisers may adjust the transaction fee to protect ongoing shareholders.
Each Administrator, through the NSCC, also makes available on each Business Da y, the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund .

Procedures for Creation of Creation Units
To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person must be an “Authorized Participant” which is a member or participant of a clearing agency registered with the SEC, which has a written agreement with a F und that allows the Authorized P articipa nt to plac e orders for the purc hase and redemption of Creation Units (as it ma y be amended from time to time in accor dan c e with its term s ) ("P artici pant Agreement") .
All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date . The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor , as generally described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
In connection with all orders to create Creation Units for certain Funds that invest in markets that require prefunding (including, for example, the China Funds), the Authorized Participant will be required to post collateral with the Trust consisting of cash in an amount up to 115% of the net asset value of the Funds’ shares included in the order . The cash collateral will be used to cover creation transaction fees and as collateral for securities which were not available for purchase. The Trust will return any unused portion of the collateral to the Authorized Participant.
Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s ) . The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.
Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through an A uthorized Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of a Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.
Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Orders to create Creation Units of certain Funds may be placed through the Clearing Process utilizing procedures applicable to funds holding domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or funds holding foreign securities (“Foreign Funds”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process
Fund Deposits created through the Clearing Process, if available, must be delivered through an Auth orized P art ici pant that has executed a Participant Agreement.
The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized P articipant ’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Autho rized P articipant agrees to transfer the requisite Deposit Securities ( or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner ) and the Cash Component to the Trust by the se cond (2nd) Business Day , together with such additional information as may be required by the Distributor. An order to create Creation Units of a Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor (“T+2”).

Placement of Creation Orders Outside Clearing Process—Domestic Funds
Fund Deposits created outside the Clearing Process must be delivered through an Autho rized Participant that has executed a Participant Agreement. An Authorized Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process must state in such order that the Auth orized Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite amounts of Deposit Securities through DTC to the account of the Trust by no later than 5 :00 p .m., Eastern time, of the next Business Day immediately following the Transmittal Date.
All questions as to the amounts of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 5 :00 p.m., Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor.
Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through an Authorized P articipant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds
The Distributor will inform the Transfer Agent, the Advisers and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate sub-custodian. The Custodian will cause the sub-custodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and the applicable Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders
The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor , for any reason, including but not limited to the following: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrators, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisers, have an adverse effect on the Trust or the rights of Beneficial Owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisers make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisers, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify an Authorized P ar ticipant if an order is rejected . The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification.

All questions as to the a mounts of the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee
A standard (fixed) creation transaction fee for each Fund payable to the Custodian, in the amount set forth in the table found under the "General Description of the Trust - Creation and Redemption Features" section of this SAI, is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. However, the Custodian may increase the standard (fixed) creation transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian.

  In addition, a variable charge for cash creations or for creations outside the Clearing Process may be imposed. In the case of cash creations or wh ere the Trust permits or requires a c reator to substitute cash i n lieu of depositing a portion of Dep osit Securities , the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with certain derivative transactions , applicable registration fees, brokerage commissions and certain taxes. An Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each Fund may adjust or waive all or a portion of its creation transaction fee (including both the fixed and variable components) from time to time.

Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a n Authorized Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to each Fund, the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” in the Prospectus.
The Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) are made available by each Administrator, through NSCC, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each day that the NYSE is open for business. An Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust. The Trust reserves the right to verify these representations at its discretion, and will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form, and may be rejected by the Trust.
T he redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the relevant Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee
The standard (fixed) redemption transaction fee for each Fund payable to the Custodian , in the amount set forth in the chart found under the "General Description of the Trust - Creation and Redemption Features" section of this SAI, is imposed on each redemption transaction regardless of the number of Creation Units redeemed in the transaction. However , the Custodian may increase the standard (fixed) redemption transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian.
In addi tion, a variable charge for cash redemptions or redemptions out s ide the Clearing Pro cess may be imposed. In th e case of cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) , an additional variable charge may also be imposed to compensate each applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Authorized Participant as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with certain derivatives transactions, applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). An Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will t he variable fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. Each Fund may adjust or waive all or a portion of its redemption transaction fee (including both the fixed and variable components) from time to time.

Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require a Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind.
Specifically, following a Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to a Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.
An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).

Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through an Authorized P artic ipant that has executed a Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds
Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through an Auth orized Participant that has executed a Participant Agreement. An Authorized Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process must state in such order that the Authorized Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent, on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second (2nd) Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent (T+2) . An additional variable redemption transaction fee may also be imposed.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds
Arrangements satisfactory to the Trust must be in place for the A uthorized Partici pant to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.
In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Deliveries of redemption proceeds generally will be made within two Business Days following the date on which such request for redemption is deemed received (T+2) . Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Each of VanEck Vectors India Growth Leaders ETF and VanEck Vectors ChinaAMC China Bond ETF generally intends to settle redemption transactions on the third (3 rd ) Business Day following the date on which such request for redemption is deemed received date (“T+3”).

The Funds may effect deliveries of Creation Units and redemption proceeds on a basis other than as described above in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions as described above, of receipt of an order in good form is subject to, among other things, the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.
For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Foreign Funds from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” ( e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices.

DETERMINATION OF NET ASSET VALUE
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”
The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Advisers. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Advisers believe it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by each Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, for certain Funds, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect certain Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Distributions.”

General Policies
Dividends from net investment income, if any, are declared and paid monthly for VanEck Vectors Preferred Securities ex Financials ETF and each Fixed Income Fund, quarterly for each of VanEck Vectors BDC Income ETF, VanEck Vectors Energy Income ETF, VanEck Vectors Morningstar Durable Dividend ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Pharmaceutical ETF, and at least annually by each other Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking (for each Fund except VanEck Vectors Muni Allocation ETF or VanEck Vectors Real Asset Allocation ETF) or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that virtually all net income (interest less expenses) will be distributed annually for VanEck Vectors Morningstar Global Wide Moat ETF and VanEck Vectors Video Gaming and eSports ETF, monthly for VanEck Vectors Preferred Securities ex Financials ETF and each Fixed Income Fund and quarterly for VanEck Vectors BDC Income ETF, VanEck Vectors Morningstar Durable Dividend ETF, VanEck Vectors Energy Income ETF and VanEck Vectors Mortgage REIT Income ETF, while capital gains distributions will generally occur annually in December. In addition, in situations where the Fund acquired investment securities after the beginning of the dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. With respect to all Funds, the Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income and, with respect to the Equity Income Funds and Fixed Income Funds, net tax exempt interest income, of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE
No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. Distributions reinvested in additional Shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of a Fund, as of the dates indicated, were as follows:

Date	Fund	Fiscal Year End	Name and Address of Owner of Record	Percentage of Class of Fund Owned
December 31, 2019	VanEck Vectors Biotech ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.68%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.78%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	8.68%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.57%
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	6.57%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.20%
			JP Morgan Chase Bank, National Associate 14201 Dallas PKWY Floor 12 Dallas, TX 75254	5.14%
December 31, 2019	VanEck Vectors Environmental Services ETF	September 30	State Street Bank & Trust/ State Street Total ETF P.O. BOX 1631 Boston, MA, 02105-1631	14.29%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.60%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.44%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	10.10%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.41%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	7.28%
			National Bank Financial Inc. 1010 De La Gauchetiere Montreal, BC, H3B 5J2	6.74%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	5.21%

December 31, 2019	VanEck Vectors Gaming ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.64%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245	10.29%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.46%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	8.73%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.68%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.67%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	6.40%
December 31, 2019	VanEck Vectors Morningstar Durable Dividend ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	48.39%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	31.59%
December 31, 2019	VanEck Vectors Morningstar Global Wide Moat ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	28.01%
			BNP Paribas Prime Brokerage, Inc. 525 Washington Blvd, 9th Floor Jersey City, NJ 07310	16.00%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	15.59%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.79%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	5.80%

December 31, 2019	VanEck Vectors Morningstar International Moat ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	30.42%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.60%
			RBC Capital Markets Corporation 1 Liberty St New York, NY 10006	9.78%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	6.14%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.36%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.34%
December 31, 2019	VanEck Vectors Morningstar Wide Moat ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.69%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.01%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.66%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.76%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center North Tower New York, NY 10080	5.58%
December 31, 2019	VanEck Vectors Long/Flat Trend ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.58%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	18.06%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	13.04%
			Folio Investments, Inc. 8180 Greenboro Drive, 8th Floor McLean, VA 22102	12.80%
			The Northern Trust Company/United Nation 801 S Canal Street Chicago, IL 60607	8.15%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	7.62%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	7.35%
December 31, 2019	VanEck Vectors Pharmaceutical ETF	September 30	Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	10.11%

			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	8.81%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.27%
			JPMorgan Chase Bank, N.A. 14201 Dallas Pkwy, Floor 12 Dallas, TX 75254	6.65%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	5.87%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.87%
			The Northern Trust Company/United Nation 801 S Canal Street Chicago, IL 60607	5.73%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.41%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.35%
			BNP Paribas, New York Branch/BNP Paribas Prime Brokerage Custodian 525 Washington Blvd, 9th Floor Jersey City, NJ, 07310	5.03%
December 31, 2019	VanEck Vectors Real Asset Allocation ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	45.27%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.74%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	20.67%
December 31, 2019	VanEck Vectors Retail ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.91%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.55%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	9.78%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.98%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	6.76%
			Fifth Third Bank 1MOB2F 5001 Kingsley Drive Cincinnati, OH 45263	6.21%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	6.03%

December 31, 2019	VanEck Vectors Semiconductor ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.12%
			JPMorgan Chase Bank, N.A. 14201 Dallas Pkwy, Floor 12 Dallas, TX 75254	11.20%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.58%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.86%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.70%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	6.50%
			State Street Bank & Trust/ State Street Total ETF P.O. BOX 1631 Boston, MA 02105-1631	5.23%
December 31, 2019	VanEck Vectors Video Gaming and eSports ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	14.56%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.53%
			Citibank - 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	11.06%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.09%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	6.12%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	5.43%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.29%

February 29, 2020	VanEck Vectors Energy Income ETF	November 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.12%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.75%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	14.11%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	11.16%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	5.06%

March 31, 2020	VanEck Vectors Africa Index ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.91%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.06%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	9.94%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.78%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.96%
March 31, 2020	VanEck Vectors Agribusiness ETF	December 31	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	13.00%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.29%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.93%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.63%
March 31, 2020	VanEck Vectors Brazil Small-Cap ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.10%
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	10.71%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.37%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	7.07%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.05%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	5.51%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.13%

March 31, 2020	VanEck Vectors China Growth Leaders ETF	December 31	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	27.74%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	26.35%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.37%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.45%
March 31, 2020	VanEck Vectors ChinaAMC SME- ChiNext ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	24.14%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.22%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.75%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.12%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn NY 11245-0001	6.91%
March 31, 2020	VanEck Vectors Coal ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.59%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.36%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.01%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.21%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.14%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.94%

March 31, 2020	VanEck Vectors Egypt Index ETF	December 31	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	15.84%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	14.02%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	13.96%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.09%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.69%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.31%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	6.00%
			Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	5.23%
March 31, 2020	VanEck Vectors Gold Miners ETF	December 31	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	9.31%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.02%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.32%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	5.71%
March 31, 2020	VanEck Vectors India Growth Leaders ETF	December 31	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	11.98%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.13%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.73%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.09%
			Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	5.78%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.61%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	5.17%

March 31, 2020	VanEck Vectors Indonesia Index ETF	December 31	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	17.23%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.67%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.13%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.17%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.10%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	5.30%
March 31, 2020	VanEck Vectors Israel ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	29.75%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	13.42%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.71%
			Fifth Third Bank 5001 Kingsley Drive Cincinnati, OH 45263	5.71%
March 31, 2020	VanEck Vectors Junior Gold Miners ETF	December 31	Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036	9.03%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.82%
			Citigroup Global Markets, Inc. / Correspondent Clearing 390 Greenwich St, New York, NY 10013	7.52%
			The Bank of New York Mellon 111 Sanders Creek Parkway, 2nd Floor, East Syracuse New York, NY 13057	7.24%
			The Bank of New York Mellon 111 Sanders Creek Parkway, 1st FL UIT/ETF TA Syracuse, NY 13057	6.46%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.22%
			Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	5.07%

March 31, 2020	VanEck Vectors Low Carbon Energy ETF	December 31	National Financial Services LLC 200 Liberty Street New York, NY 10281	20.79%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.17%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.59%
March 31, 2020	VanEck Vectors Natural Resources ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.17%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	16.72%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.09%
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	11.21%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn NY 11245-0001	10.17%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.74%
March 31, 2020	VanEck Vectors Oil Refiners ETF	December 31	Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07399	19.23%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	16.68%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.02%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.09%
			Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07399	6.69%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07302	5.20%

March 31, 2020	VanEck Vectors Oil Services ETF	December 31	State Street Bank & Trust/ State Street Total ETF P.O. Box 1631 Boston, MA, 02105-1631	14.03%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	12.21%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.67%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.44%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.11%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	6.41%
March 31, 2020	VanEck Vectors Rare Earth/Strategic Metals ETF	December 31	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	31.13%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	12.99%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.75%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.38%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.12%
March 31, 2020	VanEck Vectors Russia ETF	December 31	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	10.04%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.93%
			Credit Suisse Securities (USA) LLC 11 Madison Ave. New York, N.Y. 10010-3629	9.77%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	8.80%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.16%
			JP Morgan Chase Bank, National Associate 14201 Dallas PKWY Floor 12 Dallas, TX 75254	5.11%

March 31, 2020	VanEck Vectors Russia Small-Cap ETF	December 31	E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	16.03%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.73%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	9.09%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	8.95%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	8.77%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	8.52%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.76%
March 31, 2020	VanEck Vectors Steel ETF	December 31	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	16.27%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	11.31%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.26%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.76%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.30%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.88%
			Credit Suisse Securities (USA) LLC 11 Madison Ave. New York, N.Y. 10010-3629	5.53%
March 31, 2020	VanEck Vectors Unconventional Oil & Gas ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.93%
			Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103	14.14%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.96%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.53%
			State Street Bank & Trust/ State Street Total ETF P.O. BOX 1631 Boston, MA, 02105-1631	7.25%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.96%

March 31, 2020	VanEck Vectors Uranium+Nuclear Energy ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.30%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	11.51%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.63%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	9.18%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.02%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.69%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	5.25%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.02%
March 31, 2020	VanEck Vectors Vietnam ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	17.41%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.08%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.70%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	7.50%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.12%

July 31, 2020	VanEck Vectors BDC Income ETF	April 30	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	17.12%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.73%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.67%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	10.57%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	9.12%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	8.72%

July 31, 2020	VanEck Vectors CEF Municipal Income ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.73%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.46%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.67%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.43%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	8.94%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	7.99%
July 31, 2020	VanEck Vectors ChinaAMC China Bond ETF	April 30	Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	17.35%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	16.72%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.68%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.51%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.00%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	6.50%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich CT 06831	5.42%
July 31, 2020	VanEck Vectors Emerging Markets Aggregate Bond ETF	April 30	Van Eck Associates Corporation 666 Third Avenue New York, NY 10017	44.67%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	13.06%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.12%
			J.P. Morgan Clearing Corp 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	6.45%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	5.92%

July 31, 2020	VanEck Vectors Emerging Markets High Yield Bond ETF	April 30	Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	17.07%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	16.61%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.47%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.78%
			Euroclear Bank 28 Liberty St 33rd Floor New York, NY 10005	5.88%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.83%
July 31, 2020	VanEck Vectors Fallen Angel High Yield Bond ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	20.25%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.71%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	11.82%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.30%
July 31, 2020	VanEck Vectors Green Bond ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	22.87%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.93%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.60%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.68%
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	5.52%

July 31, 2020	VanEck Vectors High Yield Muni ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	15.08%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.16%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.93%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.11%
			SEI PrivateTrust Company C/O GWP 1 Freedom Valley Drive Oaks, PA 19456	5.26%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.08%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	5.01%
July 31, 2020	VanEck Vectors Intermediate Muni ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	50.07%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.19%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	6.38%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.19%
			Wells Fargo Clearing Services, LLC-2801 Market Street, H0006-09B St Louis, MO 63103	5.16%
July 31, 2020	VanEck Vectors International High Yield Bond ETF	April 30	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	16.47%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.35%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.71%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	7.75%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	7.24%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.23%
			U.S. Bank N.A. 461 5th Avenue, 19th Floor New York, NY 10017	7.01%

July 31, 2020	VanEck Vectors Investment Grade Floating Rate ETF	April 30	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	15.25%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.84%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	12.47%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.45%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	7.66%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	7.42%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	5.22%
July 31, 2020	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.19%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10.75%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.98%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	8.75%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.70%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	7.67%
			UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	6.57%
			SEI PrivateTrust Company C/O GWP 1 Freedom Valley Drive Oaks, PA 19456	6.39%
			JP Morgan Chase Bank, National Associate 14201 Dallas PKWY Floor 12 Dallas, TX 75254	5.77%

July 31, 2020	VanEck Vectors Long Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.97%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	11.98%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.33%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	9.51%
			Wells Fargo Clearing Services, LLC-2801 Market Street, H0006-09B St Louis, MO 63103	5.37%
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	5.29%
July 31, 2020	VanEck Vectors Mortgage REIT Income ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	27.52%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	17.83%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.33%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.53%
July 31, 2020	VanEck Vectors Muni Allocation ETF	April 30	J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	25.85%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	20.31%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	16.71%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	11.79%
			E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	8.33%
			Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.98%

July 31, 2020	VanEck Vectors Preferred Securities ex Financials ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.76%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.92%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	8.48%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	6.35%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	5.68%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	5.27%
July 31, 2020	VanEck Vectors Short High Yield Muni ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	19.96%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.61%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	9.02%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.55%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	6.67%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.98%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.64%
July 31, 2020	VanEck Vectors Short Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	19.39%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.43%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	10.19%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	8.83%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	7.29%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.80%
			American Enterprise Investment Service 901 3rd Ave South, Minneapolis, MN 55474	5.54%

TAXES
The following information also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.
The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to foreign, federal, state, or local taxes.

Tax Status of the Funds
Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest, net short-term capital gains and net ordinary income from certain MLPs) and at least 90% of its tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
To the extent VanEck Vectors China Growth Leaders ETF or VanEck Vectors ChinaAMC SME-ChiNext ETF invests directly in the A-share market via a QFII or RQFII lic ense , or to the extent that VanEck Vectors ChinaAMC China Bond ETF invests directly in RMB Bonds, there is a delay in the preparat ion of the tax commitment letter by the RQFII, the Funds will not be able to repatriate funds associated with such direct investment on a timely basis, it may be unable to meet the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code.
Each of VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mun i Allocation ETF, VanEck Vectors Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds ETFs rather than investing directly in the shares of the companies comprising the S&P 500 Index) and VanEck Vectors Real Asset Allocation ETF is treated as a separate corporation for federal income tax purposes from the Underlying Funds. Each of VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Muni Allocation ETF, VanEck Vectors Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds ETFs rather than investing directly in the shares of the companies comprising the S&P 500 Index) and VanEck Vectors Real Asset Allocation ETF, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in an Underlying Fund do not generally offset gains or distributions of another Underlying Fund. Redemptions of shares in an Underlying Fund could also result in a gain and/or income. The Fund’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.
Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts from the prior years. Although each Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

Tax Consequences of Commodity-Linked Investments (VanEck Vectors Real Asset Allocation ETF only)
The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the ability for VanEck Vectors Real Asset Allocation ETF to invest directly in commodity-linked futures contracts or swaps and in certain exchange traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.
The IRS has issued private letter rulings to other taxpayers in which the IRS specifically concluded that that income derived from a fund’s investment in a CFC also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion, or if the fund’s income inclusion is derived with respect to the fund’s business of investing in stocks or securities. The Fund intends to treat its income from the Cayman Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of the Fund’s investments in the Cayman Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from the Fund’s investment in the Cayman Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
A foreign corporation, such as the Fund’s Cayman Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that each subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Code, under which each subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if a subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.
A foreign corporation, such as the Cayman Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Cayman Subsidiary will derive income subject to U.S. withholding taxes.
The Cayman Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, the Fund must include in gross income for such purposes all of the Cayman Subsidiary’s “subpart F” income when the Cayman Subsidiary recognizes that income, whether or not the Cayman Subsidiary distributes such income to the respective Fund. It is expected that all of the Cayman Subsidiary’s income will be subpart F income. The Fund’s tax basis in the Cayman Subsidiary will be increased as a result of the Fund’s recognition of the Cayman Subsidiary’s subpart F income. The Fund will not be taxed on distributions received from the Cayman Subsidiary to the extent of the Cayman Subsidiary’s previously-undistributed subpart F income although its tax basis in the Cayman Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If the Cayman Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Fund and such loss cannot be carried forward to offset taxable income of the Fund or the Cayman Subsidiary in future periods.
The Fund may also gain commodity exposure through investment in ETFs that are treated as “qualified publicly traded partnerships” or grantor trusts for U.S. federal income tax purposes. The Fund may also invest in certain MLPs that are treated as “qualified publicly traded partnerships.” Investments by the Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC. Loss of such status could materially adversely affect the Fund.

Tax Status of Underlying Funds
(VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF only)
Certain ETFs and other investment companies in which VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Muni Allocation ETF and VanEck Vectors Real Asset Allocation ETF may invest seek to qualify as RICs for tax purposes (“Underlying RICs”). To qualify and remain eligible for the special tax treatment accorded to RICs, such funds must meet certain source-of-income, asset diversification and annual distribution requirements. If a fund in which VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Muni Allocation ETF, or VanEck Vectors Real Asset Allocation ETF invests fails to qualify as a RIC, such fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a fund could substantially reduce the net assets of the Fund and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment. The Fund will not be able to offset gains distributed by one Underlying RIC in which it invests against losses in another Underlying RIC in which the Fund invests. Redemptions of shares in an Underlying RIC, including those resulting from changes in the allocation among Underlying RICs, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying RICs may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

Tax Consequences of Investment in MLPs (VanEck Vectors Energy Income ETF only)

The VanEck Vectors Energy Income ETF invests in MLPs, which generally are treated as partnerships for federal income tax purposes. MLPs are publicly traded partnerships under the Internal Revenue Code. The Fund, as a RIC, must limit its total investment in certain types of MLPs to less than 25% of total assets, on a quarterly basis. The Internal Revenue Code generally requires publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, it will be treated as a partnership for U.S. federal income tax purposes. Specifically, if a publicly traded partnership receives 90% or more of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide.

Any distribution by an MLP treated as a partnership to the VanEck Vectors Energy Income ETF in excess of the Fund’s allocable share of such MLP’s net taxable income will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Internal Revenue Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Internal Revenue Code. Any such gain may exceed net taxable gain realized on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP treated as a partnership is generally equal to the amount the Fund paid for the equity securities, (x) increased by the

Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Each MLP will be treated as a separate passive activity so that losses of one MLP may not be netted against profits from elsewhere in the portfolio. Any such losses will be suspended until the MLP is sold.

        Any capital losses that the VanEck Vectors Energy Income ETF recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward to reduce the Fund’s capital gains in later years.

Tax Considerations with respect to Investments and Dividends
As a result of U.S. federal income tax requirements, the Trust, on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”
Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in RICs, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. Even if VanEck Vectors China Growth Leaders ETF or VanEck Vectors ChinaAMC SME-ChiNext ETF is qualified to make that election and does so, however, this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (if any). If these amounts are used to pay any tax liability of VanEck Vectors China Growth Leaders ETF or VanEck Vectors ChinaAMC SME-ChiNext ETF in a later year, they will be treated as paid by the stockholders in such later year, even if they are imposed with respect to income of an earlier year.
With respect to VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors Gaming ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors India Growth Leaders ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Morningstar International Moat ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Steel ETF, VanEck Vectors Video Gaming and eSports ETF and VanEck Vectors Vietnam ETF, it is expected that more than 50% of each Fund’s assets will consist of foreign securities that are foreign-listed companies and/or foreign-domiciled companies, but that expectation is subject to change depending on where the Fund invests. It is expected that more than 50% of each of VanEck Vectors ChinaAMC China Bond ETF’s, VanEck Vectors Emerging Markets Aggregate Bond ETF’s, VanEck Vectors Emerging Markets High Yield Bond ETF’s, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF’s and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF’s assets will consist of foreign securities that are sovereign debt, foreign-listed companies and/or foreign-domiciled companies.
Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of each Fund’s net capital gain.
With respect to VanEck Vectors Real Asset Allocation ETF, if a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders. When the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.
Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as passive foreign investment companies (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for U.S. federal income tax purposes. VanEck Vectors China Growth Leaders ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s investments in swaps and other derivative instruments may generally be less tax-efficient than a direct investment in A-shares. Furthermore, VanEck Vectors China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund. See “U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts” for certain federal income tax rules regarding futures contracts.
VanEck Vectors ChinaAMC China Bond ETF’s investments in swaps and other derivative instruments may generally be less tax-efficient than a direct investment in RMB Bonds. Furthermore, VanEck Vectors ChinaAMC China Bond ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in RMB Bonds.
There may be uncertainty as to the appropriate treatment of certain of a Fund’s investments for U.S. federal income tax purposes. In particular, a Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for such Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.
Certain Funds may make investments, both directly and/or through swaps or other derivative positions, in PFICs. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.
Certain Funds or some of the REITs in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.
Under current law, certain Funds serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.”
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
If at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, the Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.
Each Fund will report to shareholders annually the amounts of dividends received from ordinary income and the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may constitute qualified dividend income eligible for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels. In the event that Funds receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and each Fund level.
A portion of the dividend income received by a Fund may constitute qualified dividend income eligible to be taxed at a maximum rate of 20% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), qualified dividend treatment applies only if and to the extent reported by the Fund as qualified dividend income. A Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or whose stock is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.
VanEck Vectors CEF Municipal Income ETF, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors High Yield Muni ETF, VanEck Vectors Intermediate Muni ETF , VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, VanEck Vectors Long Muni ETF , VanEck Vectors Muni Allocation ETF , VanEck Vectors Short High Yield Muni ETF and VanEck Vectors Short Muni ETF do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. In the event that VanEck Vectors BDC Income ETF, VanEck Vectors Energy Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. It is not expected that any significant portion of the VanEck Vectors BDC Income ETF’s, VanEck Vectors Mortgage REIT Income ETF or VanEck Vectors Preferred Securities ex Financials ETF’s distributions will be eligible for qualified dividend treatment. Section 199A allows a deduction of up to 20% on taxable ordinary dividends from REITs and certain other types of business income as well for non-corporate taxpayers. Fina l regulations enable a regulated investment company to flow-through to its shareholders such income if received the Fund. VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF expect that some portion of their distributions may be taxable ordinary dividends from REITs.
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to a non-corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts (but the 25% capital gain tax rate will remain applicable to 25% rate gain distributions received by VanEck Vectors Mortgage REIT Income ETF).
If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are either (i) state, municipal and other bonds that pay interest that is exempt from federal income tax, or (ii) interests in other RICs, the RIC may report a portion of its dividends as exempt-interest dividends. As VanEck Vectors Muni Allocation ETF invests in underlying funds, in order to report exempt-interest dividends, at the end of each quarter of its taxable year, 50% of more of its assets would need to be represented by interests in other RICs. The Municipal Funds, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Muni Allocation ETF expect to be eligible to make such reports with respect to a substantial amount of the income each receives. The portion of the dividends that are reported as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.
Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds will not be deductible for U.S. federal income tax purposes. In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.
Shares of the Municipal Funds, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Muni Allocation ETF generally would not be suitable for tax-exempt institutions or tax- deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of a Municipal Fund’s and VanEck Vectors CEF Municipal Income ETF’s dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017 which contained certain provisions that may affect the Municipal Funds. Under prior law, the tax-exemption for interest from state and local bonds generally applied to refunded bonds with certain limitations on advance refunding bonds. Advance refunding bonds are bonds that are issued more than 90 days before the redemption of the refunded bond. Under the Act, interest income from advance refunding bonds will now be considered to be taxable interest income for any advance refundings that occur after December 31, 2017. This provision may affect the supply of municipal bonds available for purchase in the market.
Recent tax regulations and government guidance indicate that the Act’s provisions that required that certain undistributed earnings of foreign corporations be recognized as income by U.S. owners with significant interests in foreign corporations with historical undistributed earnings may affect calculations in prior years of distributable investment income for VanEck Vectors Junior Gold Miners ETF which owned relevant percentages of certain foreign corporations in its portfolio during certain periods affected by the Act’s provisions potentially resulting in additional dividends by and excise tax and other tax penalties and charges on VanEck Vectors Junior Gold Miners ETF’s undistributed investment income.
Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.
Certain Funds may invest a portion of their assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by such Funds will be an item of tax preference to shareholders subject to the alternative minimum tax. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).
Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.
Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Prospective investors are urged to consult their tax advisors regarding such withholding.

Non-U.S. Shareholders
If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity (a “Non-U.S. Shareholder”), a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.
Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to U.S. federal income tax on the disposition of Shares. Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of a Fund.

Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources, Subpart F income with respect to VanEck Vectors Real Asset Allocation ETF’s investment in the Cayman Subsidiary and any foreign currency gains) would be ineligible for this potential exemption from withholding. With respect to VanEck Vectors Real Asset Allocation ETF, a financial intermediary may in fact withhold even if the Fund does so report.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Funds may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income), paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of direct and indirect U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant FFIs or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
While some parts of the FATCA rules have not been finalized, the Funds may be subject to the FATCA withholding obligation, and also will be required to perform extensive due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Funds to comply with the FATCA rules. If the Funds are required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

Reportable Transactions
Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Mauritius and India Tax Matters
(VanEck Vectors India Growth Leaders ETF Only)
Please note that the tax implications in this section are based on the current provisions of the tax laws, and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have different tax implications. The VanEck Vectors India Growth Leaders ETF and its wholly-owned subsidiary located in the Republic of Mauritius (the “Mauritius Subsidiary”), as the case may be, and the Adviser accept no responsibility for any loss suffered by a holder of Shares as a result of current, or changes in, taxation law and practice. The VanEck Vectors India Growth Leaders ETF has made an election to cause the Mauritius Subsidiary to be treated as a disregarded entity or otherwise as a “pass-through” entity for U.S. federal tax purposes.
Mauritius. The Mauritius Subsidiary is regulated by the Financial Services Commission in Mauritius (“FSC”), which has issued a Category 1 Global Business License (which has been renamed the “Global Business License” effective January 1, 2019) to the Mauritius Subsidiary to conduct the business of “investment holding” under the Financial Services Act 2007 (“FSA 07”). The Mauritius Subsidiary will apply for a tax residence certificate (“TRC”) from the Mauritius Revenue Authority (the “MRA”) through the FSC to benefit from the network of tax treaties in Mauritius. The TRC is issued by the MRA subject to the Mauritius Subsidiary meeting certain tests and conditions and is renewable on an annual basis.
The Mauritius Subsidiary will be taxed in Mauritius on income derived from its investments in the portfolio companies at the rate of 15%. Prior to certain changes made by the Finance (Miscellaneous Provisions) Act 2018 (“FA 18”) to the Mauritius Income Tax Act 1995 (“ITA 95”), effective January 1, 2019, a company holding a Category 1 Global Business License was entitled to claim a deemed tax credit on foreign source income at a rate which was the higher of:
(a) the actual foreign tax paid (including if the Mauritius company holds more than 5% of the issued capital of a company effecting a dividend distribution, a proportionate share of the foreign tax paid by such company) on such income; or
(b) a deemed foreign tax representing 80% of the Mauritius tax on such income.
The ITA 95 defines ‘foreign source income’ as income which is not derived from Mauritius. This includes, in the case of a corporation holding a Category 1 Global Business License, income derived from transactions with ‘non-residents.’ For a person other than an individual, the term ‘non-resident’ has been defined based upon criteria such as economic interests and place of incorporation.
Effective January 1, 2019, the regime of deemed tax credit on foreign source income available to corporations holding a Category 1 Global Business License has been abolished and a partial exemption regime has been introduced. Under the partial exemption regime, a corporation holding a Global Business License will be granted an exemption of 80% on specified income, subject to meeting certain additional substance requirements (as further discussed below).
The exemption will apply on the following: (a) foreign source dividend, provided the dividend has not been allowed as a deduction in the source country; (b) foreign source interest income; (c) profit attributable to a permanent establishment of a resident company in a foreign company; (d) foreign source income derived by a collective investment scheme, closed end funds, CIS manager, administrator, investment adviser or asset manager licensed or approved by the FSC; and (e) income derived by companies engaged in ship and aircraft leasing.
No actual foreign tax credit will be allowed on foreign source income where the 80% exemption has been claimed.
However, the holder of a Category 1 Global Business License, where such license was issued on or before October 16, 2017, will be grandfathered until June 30, 2021. The regime of deemed tax credit on foreign source income will, therefore, continue to apply to the Mauritius Subsidiary until June 30, 2021.
Under the ITA 95, dividends paid to shareholders that do not otherwise derive income from Mauritius are not subject to Mauritius income tax. Moreover, there are no withholding taxes on dividends paid by a Mauritian resident company to its non-resident and resident shareholders. Distributions paid to shareholders following a redemption of shares are not subject to Mauritius income tax provided that the shareholder does not hold its shares in the course of trading activities.
There is no Mauritius capital gains tax on the disposal of shares. However, following the changes to the India-Mauritius tax treaty in 2016, the rights to tax capital gains on the alienation of shares in an Indian Company has shifted to India. Any gain arising from the alienation of shares acquired before April 1, 2017 will be grandfathered. However, capital gains arising from the alienation of shares acquired between April 1, 2017 and March 31, 2019 will be limited to 50% of the domestic tax rate in India subject to limitation of benefit clause. Gains arising on the shares acquired after March 31, 2017 and disposed of after April 1, 2019 will be taxed at the full domestic rate in India.
Profits made from the disposal of securities in the course of trading activities may be liable to income tax at the applicable rate. Under ITA 95, interests paid by a corporation holding a Global Business License out of its foreign source income to non-residents that do not conduct any business in Mauritius are not subject to Mauritius income tax.
Substance Requirements. In determining whether a corporation holding a Global Business License is managed and controlled from Mauritius, the FSC shall have regard to such matters as it deems necessary in the circumstances and in particular but without limitation to whether that corporation –

(a)has at least 2 directors, resident in Mauritius, of sufficient caliber to exercise independence of mind and judgment;
(b)maintains, at all times, its principal bank account in Mauritius;
(c)keeps and maintains, at all times, its accounting records at its registered office in Mauritius;
(d)prepares its statutory financial statements and causes such financial statements to be audited in Mauritius; and
(e)provides for meetings of directors to include at least 2 directors from Mauritius.
In addition to the requirements mentioned above, when determining whether a corporation holding a Global Business License is managed and controlled from Mauritius, the FSC will also consider whether a corporation meets at least one of the following criteria:
(a)the corporation has or shall have office premises in Mauritius;
(b)the corporation employs or shall employ on a full-time basis, at the administrative/technical level, at least one person who shall be resident in Mauritius;
(c)the corporation’s constitution contains a clause whereby all disputes arising out of the constitution shall be resolved by way of arbitration in Mauritius;
(d)the corporation holds, or is expected to hold, within the next 12 months, assets (excluding cash held in a bank account or shares/interests in another corporation holding a Global Business License) that are worth at least 100,000 United States dollars (USD) in Mauritius;
(e)the corporation’s shares are listed on a securities exchange licensed by the Commission;
(f)the corporation has, or is expected to have, a yearly expenditure in Mauritius that can be reasonably expected from any similar corporation that is controlled and managed from Mauritius.
Moreover, section 71 of FSA 07 has been amended by FA 18 such that a corporation holding a Global Business License must at all times:
(a)carry out the core income generating activities in or from Mauritius by:
• employing either directly or indirectly a reasonable number of suitably qualified persons to carry out the core activities; and
• having a minimum level of expenditure, which is proportionate to its level of activities;
(b)be managed and controlled from Mauritius; and
(c)be administered by a management company.
Compliance with FATCA under Mauritius law. On September 27, 2013, the Government of Mauritius and the Government of the United States signed an Agreement for the Exchange of Information Relating to Taxes (the “Agreement”) to set the legal framework to enable the exchange of tax information between the two countries. That was followed by the signing of another agreement known as the Inter-Governmental Agreement (the “Model 1 IGA”) to improve international tax compliance and to implement FATCA. The Agreement provides for the exchange of tax information (upon request, spontaneous and automatic) between Mauritius and the United States. The Model 1 IGA provides for the automatic reporting and exchange of information in relation to financial accounts held with Mauritius Financial Institutions by U.S. account holders and the reciprocal exchange of information regarding U.S. accounts held by Mauritius residents. According to the Model 1 IGA, Mauritius Financial Institutions are not subject to 30% withholding tax on US source income provided they comply with the requirements of FATCA. The Agreement for the Exchange of Information Relating to Taxes (United States of America—FATCA Implementation) Regulations 2014 (the “FATCA Regulations”) which gives effect to both the Agreement and the Model 1 IGA, became operational on August 29, 2014.
Compliance with the Convention on Mutual Administrative Assistance in Tax Matters. On June 23, 2015, the Government of Mauritius signed the Convention on Mutual Administrative Assistance in Tax Matters (the “Convention”), which was developed jointly by the Organization for Economic Cooperation and Development and the Council of Europe, and amended Section 76 of the ITA 95 to enable the implementation of the common reporting standard (“CRS”). Under CRS, financial institutions in Mauritius have to report annually to the MRA on the financial accounts held by non-residents for eventual exchange with relevant treaty partners. Amendments may be brought to Mauritius laws to introduce the obligations adopted by Mauritius pursuant to the Convention. Different and potentially obligatory disclosure requirements may be imposed in respect of investors as a result of CRS, local legislation implementing CRS and/or other legislation similar to CRS.

Additional Disclosure Obligations. As a result of FATCA, CRS or any other legislation under which disclosure may be necessary or desirable which may apply to the Mauritius Subsidiary, investors may be required to provide the Board of Directors of the Mauritius Subsidiary (the “Mauritius Subsidiary Board”) with all information and documents as the Mauritius Subsidiary Board may require. The Mauritius Subsidiary may disclose such information regarding the investors as may be required by the Government of Mauritius pursuant to FATCA, CRS or applicable laws or regulations in connection therewith (including, without limitation, the disclosure of certain non-public personal information regarding the investors to the extent required).
India. The taxation of the Mauritius Subsidiary in India is governed by the provisions of the ITA 1961, read with the provisions of the Treaty and the 2016 Protocol. As per Section 90(2) of the ITA 1961, the provisions of the ITA 1961 are subject to applicable tax treaty relief.
In order to claim the beneficial provisions of the Treaty (discussed below), the Mauritius Subsidiary must be a tax resident of Mauritius and should obtain a TRC pertaining to the relevant period from the FSC. Further, the Mauritius Subsidiary should be eligible for the benefits under the Treaty if it is incorporated in Mauritius and has been issued a TRC by the MRA.
Under Circular 789 (dated April 13, 2000) issued by the CBDT in India, the Mauritius Subsidiary should be eligible for the benefits under the Treaty if it is incorporated in Mauritius and holds a valid TRC issued by the Mauritius income tax authorities.
It may be noted that the Supreme Court of India has upheld the validity of Circular 789 and accordingly, upon obtaining a Mauritius TRC, under the relevant taxation provisions, the Mauritius Subsidiary should be eligible for the benefits under the Treaty.
Additionally, under the amendments to the ITA 1961 brought in through the Finance Act, 2013, the Mauritius Subsidiary may have to provide to the tax authorities such other documents and information, as may be prescribed.
Under amendments to the Income Tax Rules, 1962 dated May 1, 2013, persons seeking to avail of Treaty benefits are required to furnish their return of income (irrespective of whether such income is liable to tax in India or not) from assessment years 2013-2014 onwards in the manner prescribed under the ITA 1961. For purposes of filing tax returns, a permanent account number or PAN (i.e., a taxpayer identification number) is required.
India-Mauritius Double Tax Avoidance Treaty. On May 10, 2016, India and Mauritius entered into the 2016 Protocol amending the double-tax Treaty between the two countries. The 2016 Protocol went into effect on July 19, 2016. The 2016 Protocol allows India to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident.
Phasing out capital gains tax exemption. The 2016 Protocol introduces a Limitation of Benefits provision, which gives India the ability to tax capital gains earned in India by a Mauritius resident from the sale of shares of an Indian company. With the exception of gains made on shares of an Indian company acquired by the Mauritius Subsidiary before April 1, 2017 (“Grandfathered Investments”) which continue to be exempt from Indian capital gains tax irrespective of the date on which such shares are sold, capital gains earned by the Mauritius Subsidiary from the sale of shares of an Indian company are taxable in India at the prevailing Indian capital gains tax rate.
Interest income derived by a Mauritius resident entity. Interest income derived by a Mauritius resident entity from debt claims and loans made to an Indian resident entity after March 31, 2017 will be subject to a 7.5% withholding tax in India.
Taxation of capital gains arising to the Mauritius Subsidiary from Grandfathered Investments. If the Mauritius Subsidiary qualifies as a Mauritius resident entity under Mauritius income tax laws, has a valid TRC and is eligible for benefits under the Treaty, the Mauritius Subsidiary will not be subject to Indian tax on capital gains derived from Grandfathered Investments. Even if the gains earned by the Mauritius Subsidiary are considered business profits, such capital gains are not taxable in India if the Mauritius Subsidiary does not have a PE in India.
Taxation of Dividends. Dividends paid by Indian companies on or after April 1, 2020 will no longer be subject to dividend distribution tax in the hands of the Indian company, but instead be subject to tax in the hands of the shareholder. The dividend income paid to non-Indian shareholders is taxable under Indian law at 20%. Under the Treaty, the rate of withholding on dividends applicable to the Subsidiary as a resident of Mauritius can be reduced to:
        (a) 5% if the Subsidiary holds directly at least 10% of the capital of the company paying the dividends; and
        (b) 15% in all other cases.

Taxation of capital gains arising to the Mauritius Subsidiary from alienation of shares of an Indian resident company (other than Grandfathered Investments). The taxation of capital gains arising to the Mauritius Subsidiary from alienation of shares of an Indian resident company, which are not Grandfathered Investments, should be as follows:
(a)Capital gains from the sale of listed equity shares or units of equity oriented mutual fund made off the floor of the stock exchange or zero coupon bonds, held for twelve months or less are taxable as short-term capital gains at the rate of 30% (excluding the applicable surcharge and health and education cess) and those held for more than twelve months shall be taxed at the rate of 10% (excluding the applicable surcharge and health and education cess);
(b)Capital gains from the sale of unlisted securities (other than those covered above) held for thirty-six months (for securities other than shares) or twenty-four months (for shares) or less are taxable at the rate of 30% (excluding the applicable surcharge and health and education cess) and those held for more than thirty-six months (for securities other than shares) or twenty-four months (for shares) shall be taxed at the rate of 10% (excluding the applicable surcharge and health and education cess);
(c)Capital gains from the sale of listed Indian equity shares or units of equity oriented mutual fund made on the floor of the stock exchange and subject to Securities Transaction Tax and held for twelve months or less are taxable at the rate of 15% (excluding the applicable surcharge and health and education cess) and those held for more than twelve months shall be taxed at the rate of 10% (excluding the applicable surcharge and health and education cess) for gains exceeding 100,000 Indian rupees; and
(d)Capital gains arising from the transfer of Foreign Currency Convertible Bonds, Depositary Receipts outside India between non-resident investors, should not be subject to tax in India.
Taxation of Dividends. Dividends paid by Indian companies on or after April 1, 2020 will no longer be subject to dividend distribution tax in the hands of the Indian company, but instead be subject to tax in the hands of the shareholder. The dividend income paid to non-Indian shareholders is taxable under Indian law at 20%. Under the Treaty, the rate of withholding on dividends applicable to the Subsidiary as a resident of Mauritius can be reduced to:
(a)5% if the Subsidiary holds directly at least 10% of the capital of the company paying the dividends; and
(b)15% in all other cases.

Taxation of Interest. Interest income from loans provided or debt securities held in India will be taxed at the rate of 7.5% under the Treaty (from the financial year which begins after the Protocol comes into force) provided the Subsidiary qualifies as the beneficial owner of the interest income unless the ITA 1961 provides a more beneficial tax rate, in which case such beneficial rate of withholding will be applicable. For instance, interest income with respect to investment in certain rupee denominated bonds payable to an FPI on or after June 1, 2013 and before July 1, 2023 should be taxable at the rate of 5% (exclusive of applicable surcharge and cess). The Finance Act, 2020 also provides a lower withholding tax rate of 5% on the interest payable to an FPI in respect of the investment made in municipal debt security, during the period beginning from April 1, 2020 and ending on July 1, 2023.

        In the event that the benefits of the Treaty are not available to the Subsidiary, or the Subsidiary is held to have a permanent establishment in India, its income from India will be taxed in accordance with the rules under ITA 1961.
        In view of the particularized nature of tax consequences, each prospective investor is advised to consult its own tax adviser with respect to the specific tax consequences of purchasing interests in the Fund.

Securities Transaction Tax

        The reduced rate of short-term capital gains is applicable only if the sale or transfer of the equity shares takes place on a recognized stock exchange in India and the STT, is collected by the respective stock exchanges, at the applicable rates on the transaction value.

        The Mauritius Subsidiary will be liable to pay STT in respect of dealings in Indian securities purchased or sold on the Indian stock exchanges. The applicable rates of STT are set out below:

Transactions/ Particulars	Payable by Purchaser	Payable by Seller
Purchase/sale of an equity share in a company or unit of an equity oriented mutual fund - delivery based transaction in recognised stock exchange	0.1%	0.1%
Sale of equity share in a company or unit of an equity oriented mutual fund - transaction in a recognised stock exchange, settled otherwise than by actual delivery	N.A.	0.025%
Sale of unlisted shares under an offer for sale to the public	N.A	0.2%
Sale of an option in securities	N.A	0.05%
Sale of an option in securities, where option is exercised	0.125%	N.A.
Sale of futures in securities	N.A.	0.01%
Sale of unit of an equity oriented fund to a mutual fund	N.A.	0.001%

General Anti-Avoidance Rules

        The Finance Act, 2012 had introduced the GAAR into the ITA 1961, which, subsequent to the amendments introduced by the Finance Act, 2015, has come into effect on April 1, 2017. Further, it has been announced that GAAR would be applicable only to income earned or received from transfer of investments made after April 1, 2017.

As per the provisions of ITA 1961, the Indian tax authorities have been granted wide powers to tax “impermissible avoidance arrangements” including the power to disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. The GAAR provisions are potentially applicable to any transaction or any part thereof.
The term “impermissible avoidance arrangement” has been defined to mean an arrangement where the main purpose is to obtain a tax benefit, and which:

(i)creates rights, or obligations, which are not ordinarily created between persons dealing at arm’s length;
(ii)results, directly or indirectly, in the misuse, or abuse, of the provisions of ITA 1961;
(iii)lacks commercial substance or is deemed to lack commercial substance, in whole or in part; or
(iv)is entered into, or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.

Further, an arrangement shall be presumed, unless it is proved to the contrary by the taxpayer, to have been entered into, or carried out, for the main purpose of obtaining a tax benefit, if the main purpose of a step in, or a part of, the arrangement is to obtain a tax benefit, notwithstanding the fact that the main purpose of the whole arrangement is not to obtain a tax benefit.

An arrangement shall be deemed to lack commercial substance (amongst other factors) if:
a.the substance or effect of the arrangement as a whole, is inconsistent with, or differs significantly from, the form of its individual steps or a part;
b.it involves or includes:
(i)round trip financing;
(ii)an accommodating party;
(iii)elements that have the effect of offsetting or cancelling each other; or
(iv)a transaction which is conducted through one or more persons and disguises the value, location, source, ownership or control of funds which is the subject matter of such transaction; or
c.it involves the location of an asset or of a transaction or of the place of residence of any party which is without any substantial commercial purpose other than obtaining a tax benefit for a party.

The CBDT on January 27, 2017, clarified that if the jurisdiction of an FPI is finalized based on non-tax commercial considerations and the main purpose is not to obtain tax benefit, GAAR would not apply.
In case GAAR is applied to any transaction pertaining to the Mauritius Subsidiary, it could have an adverse impact on the taxation of the Mauritius Subsidiary and the accordingly the returns to the investors in the Mauritius Subsidiary may also be adversely affected.

Taxation of Indirect Transfer of Indian Assets

        Under ITA 1961, Indian capital gains tax can be imposed on income arising from the transfer of shares in a company registered outside India which derives, directly or indirectly, its value substantially from the assets located in India. Under the provisions of Finance Act, 2017, assets or capital assets held by non-residents by way of investment, directly or indirectly, in a Category I or Category II FPI were exempted from applicability of the indirect transfer provisions (described in the foregoing paragraph).

Pursuant to implementation of the FPI Regulations in 2019, under which there are only two categories of FPIs, the Finance Act, 2020 has restricted the exemption (discussed in the foregoing paragraph) to Category I FPIs under the FPI Regulations.

Taxation under indirect transfer provisions (if and as applicable) should also be subject to relief under an applicable tax treaty, subject to compliance with the applicable requirements under the treaty and the furnishing of requisite documents to the Indian income tax authorities, including a TRC.

The levels and bases of taxation and any relevant reliefs from taxation referred to in this document may change, any reliefs referred to are the ones which currently apply and their value may differ from investor to investor.

Taxation of the Investors

For investors in the Fund who are tax residents outside India and who do not carry on any business activities in India, there should be no Indian income tax implications on distributions received from the Fund. However, where shares in the Fund are sold by the investors, gains from such transfer could be subject to tax in India as outlined under the heading “Taxation of Indirect Transfer of Indian Assets” above, subject to applicable tax treaty relief.
Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Mauritius Subsidiary and thus reduce the return to Fund shareholders.

PRC Taxation
(VanEck Vectors China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF Only)
The Funds’ investments in A-shares will be subject to a number of PRC tax rules and the application of many of those rules is at present uncertain. PRC taxes that may apply to the Funds’ investments include withholding taxes on dividends earned by a Fund, withholding taxes on capital gains, value-added tax (previously, business tax) and stamp tax. Permanent rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Funds’ investments in A-shares through the Sub-Adviser’s RQFII license should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, non-tax resident enterprises without permanent establishment in the PRC, such as the Funds, are generally subject to a withholding income tax of 10% on any PRC-sourced income (including dividends, distributions and capital gains) it derives from its investment in PRC securities unless exempt or reduced under PRC law or a relevant tax treaty. The application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of the Funds) is also uncertain and would depend on the approval of PRC tax authorities. The PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs (without an establishment or place of business in the PRC or having an establishment or place of business in the PRC but the income so derived in the PRC is not effectively connected with such establishment or place), with respect to PRC-sourced gains on disposal of shares and other equity investments (including A-shares), will be temporarily lifted. With respect to Stock Connect, foreign investors (including the Funds) investing through Stock Connect would be temporarily exempt from the corporate income tax and value-added tax on the gains on disposal of such A-shares until further notice. Dividends would be subject to corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with PRC upon application to and obtaining approval from the competent tax authority. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Funds for obligations of the Sub-Adviser. Any revision or amendment in tax laws and regulations may adversely affect the Fund. Each Fund, prior to December 22, 2014, reserved 10% of its realized and unrealized gains from its A-share investments to apply towards withholding tax liability with respect to realized and unrealized gains from the Fund’s investments in A-shares of “land-rich” enterprises, which are companies that have greater than 50% of their assets in land or real properties in the PRC. Each Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Funds’ return could be substantial. The Funds may also potentially be subject to PRC value-added tax at the rate of 6% on capital gains derived from trading of A-shares. However, Caishui [2016] No. 36 (“Notice 36”) and Caishui [2016] No. 70 (“Notice 70”) provides a value-added tax exemption for QFIIs as well as RQFIIs in respect of their gains derived from the trading of PRC securities. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively the “Surtaxes”) are imposed based on value-added tax liabilities. Since QFIIs and RQFIIs are exempt from value-added tax, they are also exempt from the applicable Surtaxes. The Funds may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Funds’ investment. If the Funds’ direct investments in A-shares through the Sub-Adviser’s RQFII become subject to repatriation restrictions, the Funds may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.
(VanEck Vectors Rare Earth/Strategic Metals ETF Only)
The Fund’s investments in A-shares will be subject to a number of PRC tax rules and the application of many of those rules is at present uncertain. PRC taxes that may apply to the Fund’s investments include withholding taxes on dividends earned by the Fund, withholding taxes on capital gains, value-added tax (previously, business tax) and stamp tax. Foreign investors (including the Fund) investing through Stock Connect would be temporarily exempt from the corporate income tax and value-added tax on the gains on disposal of such A-shares until further notice. Dividends would be subject to corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with PRC upon application to and obtaining approval from the competent tax authority. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future. Any revision or amendment in tax laws and regulations may adversely affect the Fund.
(VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF only)
There are still some uncertainties in the PRC tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC’s tax authorities that could result in unexpected tax liabilities for VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF. On the basis that nonresidents enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises, China generally may impose Withholding Income Tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation agreement/arrangement) on interest derived by nonresidents, including QFIIs and RQFIIs, from issuers resident in the PRC. However, on November 7, 2018, the PRC Ministry of Finance (MOF) and PRC State Administration of Taxation (SAT) jointly issued Caishui [2018] 108 (Circular 108) to clarify the temporary three-year tax exemption on bond interest derived by foreign institutional investors (FIIs). Pursuant to Circular 108, FIIs are temporarily exempt from withholding income tax and value added tax with respect to bond interest income derived in the domestic bond market (via QFII, RQFII, CIBM and Hong Kong Bond Connect) from November 7, 2018 to November 6, 2021. Additionally, prior to November 7, 2018, interest received by nonresidents from PRC government bonds issued by the PRC Ministry of Finance (“MOF”) or local government bonds was exempt from WHT. The term “local government bonds” refers to bonds which are approved by the PRC State Council to be issued by governments of provinces, autonomous regions, municipalities directly under the PRC government or municipalities separately listed on the state plan.
Under the PRC Corporate Income Tax regime, PRC also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF currently consider capital gains derived from bonds issued by PRC entities to be non PRC-sourced income, and thus nonresident enterprises should not be subject to WHT on such gains. Gains derived by nonresidents from the trading of bonds issued by PRC entities should be exempt from value-added tax.
PRC rules for taxation of RQFIIs (and QFIIs), as well as nonresidents trading bonds via Bond Connect are evolving, and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or PRC MOF to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of interest and capital gains derived by QFIIs, RQFIIs and other nonresident investors from PRC bonds, and/or begin collecting WHT on gains from such investments, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF could be subject to additional tax liabilities. The impact of any such tax liability, as well as the potential late payment interest and penalties associated with the underpaid PRC taxes, on a Fund’s return could be substantial. VanEck Vectors ChinaAMC China Bond ETF may also be liable to the Sub-Adviser for any tax (including late payment interest and penalties) that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

Other Issues
(VanEck Vectors Energy Income ETF only)
The Fund may be subject to tax or taxes in certain states where MLPs do business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and its Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

CAPITAL STOCK AND SHAREHOLDER REPORTS
The Trust currently is comprised of 55 investment portfolios. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. A Fund may liquidate and terminate at any time and for any reason, including as a result of the termination of the license agreement between the Fund’s Adviser and the Fund’s Index Provider, without shareholder approval.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability may exist in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust’s shareholders to liability for the debts or obligations of the Trust. The Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.
The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.
Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.
Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

FINANCIAL STATEMENTS
Pursuant to an agreement and plan of reorganization between the Trust, on behalf of the VanEck Vectors Energy Income ETF, and Exchange Traded Concepts Trust, on behalf of Yorkville High Income MLP ETF (the “Predecessor Fund”),

on February 22, 2016 the VanEck Vectors Energy Income ETF acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of beneficial interest of the VanEck Vectors Energy Income ETF (the “Reorganization”). As a result of the Reorganization, the VanEck Vectors Energy Income ETF adopted the financial and performance history of the Predecessor Fund.
        The audited and unaudited financial statements, including the financial highlights, the report of the Predecessor Fund's independent registered public accounting firm (with respect to the VanEck Vectors Energy Income ETF), and the report of Ernst & Young, appearing in the Trust’s most recent Annual Report and Semi-Annual Report, as applicable, to shareholders for each Fund’s corresponding fiscal year end and filed electronically with the SEC, are incorporated by reference in and made part of this SAI. No other portions of any of the Trust’s Annual Reports or Semi-Annual Reports are incorporated by reference or made part of this SAI. You may request a copy of the Trust’s Annual Reports and Semi-Annual Reports for the Funds at no charge by calling 800.826.2333 during normal business hours.

For each Fund with a fiscal year end of April 30, 2020 , the Trust's most recent Annual Reports to shareholders is accessible HERE and the Trust's most recent Semi-Annual Reports to shareholders is accessible HERE .

For each Fund with a fiscal year end of September 30, 2019, the Trust's most recent Annual Report to shareholders is accessible HERE and the Trust's most recent Semi-Annual Report to shareholders is accessible HERE.

For the VanEck Vectors Energy Income ETF with a fiscal year end of November 30, 2019, the Trust's most recent Annual Report to shareholders is accessible HERE and the Trust's most recent Semi-Annual Report to shareholders is accessible HERE.

For each Fund with a fiscal year end of December 31, 2019, the Trust's most recent Annual Report to shareholders is accessible HERE and the Trust's most recent Semi-Annual Report to shareholders is accessible HERE.

LICENSE AGREEMENTS AND DISCLAIMERS
The information contained herein regarding the NYSE® Arca Environmental Services Index™ (the “Environmental Services Index”), NYSE Arca Gold Miners Index (the “Gold Miners Index “) and NYSE Arca Steel Index (the “Steel Index”) was obtained from Archipelago Holdings Inc., an indirect wholly owned subsidiary of ICE Data Indices, LLC (“ICE Data”).
The information contained herein regarding ICE US Fallen Angel High Yield 10% Constrained Index (the “Fallen Angel Index”), ICE Bof A Diversified High Yield US Emerging Markets Corporate Plus Index (the “Emerging Markets High Yield”), and ICE BofA Global Ex-US Issuers High Yield Constrained Index (the “International High Yield Index”) was provided by ICE Data.
        Source ICE Data, is used with permission. “NYSE®” is a trade mark of ICE Data or its affiliates and has been licensed, along with the Environmental Services Index, the Gold Miners Index and the Steel Index (each an "NYSE Index," and collectively, the "NYSE Indices") for use by the Adviser in connection with the VanEck Vectors Environmental Services ETF, VanEck Vectors Gold Miners ETF and VanEck Vectors Steel ETF (the “Products”). Neither the Adviser, the Trust nor the Products, as applicable, are sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Products particularly, the Trust or the ability of the NYSE Indices to track general stock market performance. ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and the NYSE Indices or components thereof. The NYSE Indices are determined, composed and calculated by ICE Data without regard to the Adviser or the Products or its holders. ICE Data has no obligation to take the needs of the Adviser or the holders of the Products into consideration in determining, composing or calculating the NYSE Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Products to be issued or in the determination or calculation of the equation by which the Products are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Adviser or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Products. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.

        ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE NYSE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE NYSE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF (each a n "ICE D ata ETF, " an d collectively, the "ICE Data ETFs") are not sponsored, endorsed, sold or promoted by ICE Data. ICE Data has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the ICE Data ETFs nor makes any representation or warranty, express or implied, to the owners of the ICE D ata ETF s or any member of the public regarding t he ICE Data ETFs or the advisability of investing in the ICE D ata ETFs , particularly the ability of the Emerging Markets High Yield Index, Fallen Angel Index and International High Yield Index (each a n "ICE Data Index," and collectively , the "ICE Data Indices ") to track performance of any market or strategy. ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and indices or components thereof. The ICE Data Indices are determined, composed and calculated by ICE Data without regard to the Adviser or t he I CE Data ETFs or their shareholders. ICE Data has no obligation to take the needs of the Adviser or the shareholders of the ICE D ata ETFs into consideration in determining or composing the I CE D ata Indices . ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Shares of the ICE Data ETFs to be issued or in the determination or calculation of the equation by which the Shares of the ICE Data ETFs are to be priced, sold, purchased, or redeemed. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the ICE Data ETFs .
ICE DATA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ICE DATA INDICES OR ANY DATA INCLUDED THEREIN AND ICE DATA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. ICE DATA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF T HE ICE DATA ETF S OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ICE DATA INDICES OR ANY DATA INCLUDED THEREIN. ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE ICE DATA INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE,

INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index, ICE US Fallen Angel High Yield 10% Constrained Index, ICE BofA Global Ex-US Issuers High Yield Constrained Index and ICE BofA are trademarks of ICE Data or its third party licensors and have been licensed for use by the Adviser.
The information contained herein regarding the Morningstar® Global ex-US Moat Focus IndexSM (the “ex-US Moat Focus Index”), the Morningstar® Wide Moat Focus IndexSM (the “Wide Moat Index”), the Morningstar® US Dividend Valuation Index (the “US Dividend Valuation Index”) and the Morningstar® Global Wide Moat Focus Index (“Global Wide Moat Focus Index”) was provided by Morningstar, Inc. (“Morningstar”).
The Adviser has entered into a licensing agreement with Morningstar to use the ex-US Moat Focus Index, the Global Wide Moat Focus Index, the Wide Moat Index and the US Dividend Valuation Index. VanEck Vectors Morningstar International Moat ETF, VanEck Vectors Morningstar Wide Moat ETF, VanEck Vectors Morningstar Global Wide Moat ETF and VanEck Vectors Morningstar Durable Dividend ETF (each a "Morningstar Index ETF," and collectively, the "Morningstar Index ETFs") are entitled to use the ex-US Moat Focus Index, the Global Wide Moat Focus Index, the Wide Moat Index and the US Dividend Valuation Index (each a "Morningstar Index," and collectively, the "Morningstar Indices") pursuant to a sub-licensing arrangement with the Adviser.
The Morningstar Index ETFs are not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the shareholders of the Morningstar Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the Morningstar Index ETFs in particular or the ability of the Morningstar Index ETFs to track general stock market performance. Morningstar’s only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar and of the Morningstar Indices, which are determined, composed and calculated by Morningstar without regard to the Adviser or the Morningstar Index ETFs. Morningstar has no obligation to take the needs of the Adviser or the shareholders of the Morningstar Index ETFs into consideration in determining, composing or calculating the Morningstar Indices. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Morningstar Index ETFs or the timing of the issuance or sale of the Morningstar Index ETFs or in the determination or calculation of the equation by which the Morningstar Index ETFs are converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Morningstar Index ETFs.
MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE MORNINGSTAR INDEX ETFS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The information contained herein regarding the Ardour Global IndexSM Extra Liquid (the “Ardour Global Index”) was provided by S-Network Global, LLC (“S-Network”).
THE SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S-NETWORK. S-NETWORK MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF PARTICULARLY OR THE ABILITY OF ARDOUR GLOBAL INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN AND ARDOUR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR

IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ARDOUR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
“S-NETWORK GLOBAL INDEXES, LLCSM," “ARDOUR GLOBAL INDEXSM (COMPOSITE),” “ARDOUR COMPOSITESM," “ARDOUR GLOBAL INDEXSM” EXTRA LIQUID," “ARDOUR XLSM," “ARDOUR GLOBAL ALTERNATIVE ENERGY INDEXESSM” AND “ARDOUR FAMILYSM” ARE SERVICE MARKS OF S-NETWORK AND HAVE BEEN LICENSED FOR USE BY THE ADVISER. THE SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S-NETWORK AND S-NETWORK MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF.
THE ARDOUR GLOBAL INDEX IS CALCULATED BY THOMSON REUTERS PLC (“THOMSON REUTERS”). THE SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF ARE BASED ON THE ARDOUR GLOBAL INDEX AND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THOMSON REUTERS, AND THOMSON REUTERS MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF.
THOMSON REUTERS, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (COLLECTIVELY, THE “INDEX CALCULATION AGENT”) SHALL NOT BE LIABLE TO VANECK VECTORS LOW CARBON ENERGY ETF, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE ARDOUR GLOBAL INDEX OR ANY DATA RELATED THERETO (THE “INDEX DATA”) OR (II) ANY DECISION MADE OR ACTION TAKEN BY VANECK VECTORS LOW CARBON ENERGY ETF, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE INDEX DATA. THE INDEX CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO VANECK VECTORS LOW CARBON ENERGY ETF, ANY OF ITS CUSTOMERS OR ANY ONE ELSE REGARDING THE INDEX DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY VANECK VECTORS LOW CARBON ENERGY ETF, ANY OF THEIR CUSTOMERS OR OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX DATA. THE INDEX CALCULATION AGENT SHALL NOT BE LIABLE TO VANECK VECTORS LOW CARBON ENERGY ETF, THEIR CUSTOMERS OR OTHER THIRD PARTIES FOR LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
The information contained herein regarding VanEck® Natural Resources Index (the “Natural Resources Index”) was provided by S-Network.
S-NetworkSM is a service mark of S-Network and has been licensed for use by the Adviser in connection with VanEck Vectors Natural Resources ETF. The Shares of VanEck Vectors Natural Resources ETF is not sponsored, endorsed, sold or promoted by S-Network, which makes no representation regarding the advisability of investing in the Shares of VanEck Vectors Natural Resources ETF.
The Shares of VanEck Vectors Natural Resources ETF are not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of Shares of VanEck Vectors Natural Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors Natural Resources ETF particularly or the ability of the Natural Resources Index to track the performance of the physical commodities market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Natural Resources Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Shares of VanEck Vectors Natural Resources ETF. S-Network has no obligation to take the needs of the Adviser or the owners of Shares of VanEck Vectors Natural Resources ETF into consideration in determining, composing or calculating the Natural Resources Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors Natural Resources ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors Natural Resources ETF are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors Natural Resources ETF.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Shares of VanEck Vectors Natural Resources ETF are not sponsored, endorsed, sold or promoted by Thomson Reuters or its third party licensors. Neither Thomson Reuters nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of VanEck Vectors Natural Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors Natural Resources ETF particularly or the ability of the Natural Resources Index to track general stock market performance. Thomson Reuters’ and its third party licensor’s only relationship to S-Network is the licensing of certain trademarks, service marks and trade names of Thomson Reuters and/or its third party licensors and for the providing of calculation and maintenance services related to VanEckTM Natural Resources Index. Neither Thomson Reuters nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of VanEck Vectors Natural Resources ETF or the timing of the issuance or sale of the Shares of VanEck Vectors Natural Resources ETF or in the determination or calculation of the equation by which the Shares of VanEck Vectors Natural Resources ETF is to be converted into cash. Thomson Reuters has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors Natural Resources ETF.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF VANECK VECTORS NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
VANECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY OWNERS OF SHARES OF VANECK VECTORS NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VANECK INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The information contained herein regarding the S-Network Municipal Bond Closed-End Fund IndexSM (the “CEF Index”) was provided by S-Network.
VanEck Vectors CEF Municipal Income ETF is not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of the Shares of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Shares of the Fund particularly or the ability of the Index to track the performance of the federally tax-exempt annual yield sector of the closed-end fund market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-Network and of the CEF Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Shares of the Fund. S-Network has no obligation to take the needs of the Adviser or the owners of the Shares of the Fund, into consideration in determining or composing the Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN. THE LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CEF INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The information contained herein regarding the MVIS Indices was provided by MVIS, which is a wholly owned subsidiary of VEAC.
         The Adviser has entered into a licensing agreement with MVIS to use each of the Africa Index, Agribusiness Index, BDC Index, Biotech Index, Brazil Small-Cap Index, Coal Index, Egypt Index, EM Aggregate Bond Index, Energy Index, eSports Index, Floating Rate Index, Gaming Index, Indonesia Index, Israel Index, Junior Gold Miners Index, Mortgage REITs Index, Nuclear Energy Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Pharmaceutical Index, Rare Earth/Strategic Metals Index, Retail Index, Russia Index, Russia Small-Cap Index, Semiconductor Index and Vietnam Index (each an "MVIS Index," and collectively, the "MVIS Indices"). Each of VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors BDC Income ETF, Vectors Biotech ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Energy Income ETF, VanEck Vectors Gaming ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanE ck Vectors Isr ael ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Pharmaceutical ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Retail ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Semiconductor ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF, VanEck Vectors Video Gaming and eSports ETF and VanEck Vectors Vietnam ETF (each an "MVIS Index ETF," and collectively, the "MVIS Index ETFs") is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.
Shares of the MVIS Index ETFs are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of the Shares of the MVIS Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the Shares of the MVIS Index ETFs particularly or the ability of the MVIS Indices to track the performance of its respective securities markets. Each of the MVIS Indices is determined and composed by MVIS without regard to the Adviser or the Shares of the MVIS Index ETFs. MVIS has no obligation to take the needs of the Adviser or the owners of the Shares of the MVIS Index ETFs into consideration in determining or composing the respective Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the MVIS Index ETFs to be issued or in the determination or calculation of the equation by which the Shares of the MVIS Index ETFs are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of the MVIS Index ETFs.
MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MVIS INDICES OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE MVIS INDEX ETFS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MVIS INDICIES, OR MVIS INDEX ETFS OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MVIS INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Shares of the MVIS Index ETFs are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MVIS Indices and/or its trade mark or its price at any time or in any other respect. The MVIS Indices are calculated and maintained by Solactive. Solactive uses its best efforts to ensure that the MVIS Indices are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the MVIS Indices to third parties including but not limited to investors and/or financial intermediaries of the MVIS Index ETFs. Neither publication of the MVIS Indices by Solactive AG nor the licensing of the MVIS Indexes or its trade mark for the purpose of use in connection with the MVIS Index ETFs constitutes a recommendation by Solactive AG to invest capital in the MVIS Index ETFs nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the MVIS Index ETFs. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the prospectus of the MVIS Index ETFs.
VanEck Vectors Investment Grade Floating Rate ETF is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or any of their affiliates. The VanEck Vectors US Investment Grade Floating Rate Index is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Wells Fargo to create and maintain and with Interactive Data Pricing and Reference Data, LLC to calculate the Floating Rate Index. Neither Wells Fargo nor Interactive Data Pricing and Reference Data, LLC guarantees the accuracy and/or completeness of the Floating Rate Index or of any data supplied by it or its agents or makes any warranty as to the results to be obtained from investing in the Fund or tracking the Floating Rate Index. The Floating Rate Index is calculated by Interactive Data Pricing and Reference, LLC, which is not an adviser for or fiduciary to the Fund, and, like Wells Fargo, is not responsible for any direct, indirect or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. The VanEck Vectors Investment Grade Floating Rate ETF is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.
VanEck Vectors China Growth Leaders ETF and VanEck Vectors India Growth Leaders ETF (each an "MarketGrader Index ETF," and collectively, the "MarketGrader Index ETFs") are not sponsored, endorsed, sold or promoted by MarketGrader.com Corp. (“MarketGrader”). MarketGrader's only relationship to Van Eck Associates Corporation (“Licensee”) is the licensing of the MarketGrader China All-Cap Growth Leaders Index and the MarketGrader India All-Cap Growth Leaders Index (each an "MarketGrader Index," and collectively, the "MarketGrader Indices") which are determined, composed and calculated by MarketGrader and Solactive AG, as Index Calculation Agent, without regard to Licensee. MarketGrader has no obligation to take the needs of Licensee or the owners of the MarketGrader Index ETFs into consideration in determining, composing or calculating the MarketGrader Indices.
MARKETGRADER SHALL NOT BE A PARTY TO THE TRANSACTION CONTEMPLATED HEREBY, AND IS NOT PROVIDING ANY ADVICE, RECOMMENDATION, REPRESENTATION OR WARRANTY REGARDING THE ADVISABILITY OF THIS TRANSACTION OR THE MARKETGRADER INDEX ETFs OR THE ABILITY OF THE MARKETGRADER INDICES TO TRACK INVESTMENT PERFORMANCE. MARKETGRADER HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, REGARDING THIS TRANSACTION AND ANY USE OF THE MARKETGRADER INDICES, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, AND NON-INFRINGEMENT AND ALL WARRANTIES ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING AND USAGE OF TRADE OR THEIR EQUIVALENTS UNDER THE LAWS OF ANY JURISDICTION. UNDER NO CIRCUMSTANCES AND UNDER NO THEORY OF LAW, TORT, CONTRACT, STRICT LIABILITY OR OTHERWISE, SHALL MARKETGRADER OR ANY OF ITS AFFILIATES BE LIABLE TO ANY PERSON FOR ANY DAMAGES, REGARDLESS OF WHETHER THEY ARE DIRECT, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, INCLUDING DAMAGES FOR TRADING LOSSES OR LOST PROFITS, OR FOR ANY CLAIM OR DEMAND BY ANY THIRD PARTY, EVEN IF MARKETGRADER KNEW OR HAD REASON TO KNOW OF THE POSSIBILITY OF SUCH DAMAGES, CLAIM OR DEMAND.
The MarketGrader Indices are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MarketGrader Index ETFs and/or the Index Price at any time or in any other respect. The MarketGrader Indices are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the MarketGrader Indices are calculated correctly. Irrespective of its obligations towards MarketGrader, Solactive AG has no obligation to point out errors in the MarketGrader Indices to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the MarketGrader Indices by Solactive AG nor the licensing of the MarketGrader Indices or for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.
The VanEck Vectors India Growth Leaders ETF invests substantially all of its assets in the Mauritius Subsidiary, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius. The Mauritius Subsidiary is regulated by the Mauritius Financial Services Commission which has issued a GBL 1 License to the Mauritius Subsidiary to conduct the business of “investment holding.” Neither investors in the Mauritius Subsidiary nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Mauritius Subsidiary’s or the Fund’s failure.

The Mauritius Financial Services Commission does not vouch for the financial soundness of the Mauritius Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Mauritius Subsidiary or the Fund.
The information contained herein regarding the BlueStar Israel Global Index™ (the “Israel Index”) was obtained from MV Index Solu tions Gmb H (“ MVIS ”). The Adviser has entered into a licensing agreement with MVIS to use the Israel Index. VanEck Vectors Israel ETF is entitled to use the Israel Index pursuant to a sub-licensing arrangement with the Adviser.
VanEck Vectors Israel ETF is not sponsored, endorsed, sold or promoted by MVIS . MVIS makes no representation or warranty, express or implied, to the shareholders of VanEck Vectors Israel ETF or any member of the public regarding the advisability of acquiring, bidding, investing or trading in VanEck Vectors Israel ETF. MVIS has licensed to the Adviser certain trademarks and trade names of MVI S and of the Israel Index which is determined, composed and calculated by MVIS without regard to Adviser or VanEck Vectors Israel ETF and MVIS has no obligation to take the needs of Adviser or the owners of VanEck Vectors Israel ETF into consideration in determining, composing or calculating the Israel Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of VanEck Vectors Israel ETF. MVIS has no obligation or liability in connection with the administration, marketing or trading of VanEck Vectors Israel ETF.
MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF VANECK VECTORS ISRAEL ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN OR FOR ANY OTHER USE. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR DIRECT, INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN MVIS AND THE ADVISER.
The information contained herein regarding the SME-ChiNext 100 Index (the “SME-ChiNext Index”) was provided by Shenzhen Securities Information Co., Ltd (“Shenzhen Securities”).
Shares of the VanEck Vectors ChinaAMC SME-ChiNext ETF are not sponsored, endorsed, sold or promoted by the Shenzhen Securities. Shenzhen Securities makes no representation or warranty, express or implied, to the owners of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF particularly or the ability of the SME-ChiNext Index to track the performance of the securities markets. The SME-ChiNext Index is determined and composed by Shenzhen Securities without regard to the Adviser or the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF. Shenzhen Securities has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF into consideration in determining or composing the SME-ChiNext Index. Shenzhen Securities is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF are to be converted into cash. Shenzhen Securities has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF.
SHENZHEN SECURITIES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN AND SHENZHEN SECURITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SHENZHEN SECURITIES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF VANECK VECTORS CHINAAMC SME-CHINEXT ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. SHENZHEN SECURITIES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SHENZHEN SECURITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The information contained herein regarding the J.P. Morgan Government Bond Index - Emerging Markets Global Core (the “Emerging Markets Index”) is provided by JPMorgan Securities Inc. (“J.P. Morgan”).
J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. J.P. Morgan Securities Inc. is a member of NYSE and SIPC. JPMorgan Chase Bank, National Association is a member of FDIC.
J.P. Morgan Futures Inc. is a member of the NFA. J.P. Morgan Securities Ltd. and J.P. Morgan plc are authorized by the FSA and members of the LSE. J.P. Morgan Europe Limited is authorized by the FSA. J.P. Morgan Equities Limited is a member of the Johannesburg Securities Exchange and is regulated by the FSB. J.P. Morgan Securities (Asia Pacific) Limited is registered as an investment adviser with the Securities & Futures Commission in Hong Kong and its CE number is AAJ321. J.P. Morgan Securities Singapore Private Limited is a member of Singapore Exchange Securities Trading Limited and is regulated by the Monetary Authority of Singapore (“MAS”). J.P. Morgan Securities Asia Private Limited is regulated by the MAS and the Financial Services Agency in Japan. J.P. Morgan Australia Limited (ABN 52 002 888 011) is a licensed securities dealer.
The Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF are not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF or any member of the public regarding the advisability of investing in securities generally, or in the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF particularly, or the ability of the Emerging Markets Index to track general bond market performance. J.P. Morgan’s only relationship to the Adviser is the licensing of the Emerging Markets Index which is determined, composed and calculated by J.P. Morgan without regard to the Adviser or the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF. J.P. Morgan has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF into consideration in determining or composing the Emerging Markets Index.
J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF.
THE EMERGING MARKETS INDEX, AND/OR SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF ARE PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS INDEX OR OF THE SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF, OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS INDEX AND/OR SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EMERGING MARKETS INDEX AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF, AND/OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS INDEX AND/OR SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE EMERGING MARKETS INDEX AND/OR SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE EMERGING MARKETS INDEX AND/OR THE USE AND/OR THE PURCHASE OF THE SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL J.P. MORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PRINCIPAL AND/OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The indexes may not be copied, used, or distributed without J.P. Morgan’s prior written approval. J.P. Morgan and the J.P. Morgan index names are service mark(s) of J.P. Morgan or its affiliates and have been licensed for use for certain purposes by VanEck. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any J.P. Morgan trade name, trademark or service mark to sponsor, endorse, market or promote this Financial Product or any other financial product without first contacting J.P. Morgan to determine whether J.P. Morgan’s permission is required. Under no circumstances may any person or entity claim any affiliation with J.P. Morgan without the prior written permission of J.P. Morgan. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. Copyright 2020, J.P. Morgan Chase & Co. All rights reserved.
The information contained herein regarding the Bloomberg Barclays Municipal Custom High Yield Composite Index (the “High Yield Index”), Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index (the “Intermediate Index”), Bloomberg Barclays AMT-Free Long Continuous Municipal Index (the “Long Index”), Bloomberg Barclays Municipal High Yield Short Duration Index (the “Short High Yield Index”) and Bloomberg Barclays AMT-Free Short Continuous Municipal Index (the “Short Index”) was provided by Bloomberg Finance L.P. and its affiliates (“Bloomberg”).
BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc (collectively with Barclays Capital Inc. and their affiliates “Barclays”), used under license. Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) or Bloomberg’s licensors own all proprietary rights in the Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index, Bloomberg Barclays AMT-Free Long Continuous Municipal Index, Bloomberg Barclays AMT-Free Short Continuous Municipal Index, Bloomberg Barclays Municipal Custom High Yield Composite Index and Bloomberg Barclays Municipal High Yield Short Duration Index (collectively, the “BLOOMBERG BARCLAYS INDICES”). The BLOOMBERG BARCLAYS INDICES have been licensed for use in connection with the listing and trading of the, VanEck Vectors High Yield Muni ETF , VanEck Vectors Intermediate Muni ETF, VanEck Vectors Long Muni Index ETF, VanEck Vectors Short High Yield Muni ETF , and VanEck Vectors Short Muni ETF on NYSE Arca (the “VanEck Vectors ETFs”). The VanEck Vectors ETFs are not sponsored by, endorsed, sold or promoted by Bloomberg or Barclays and neither Bloomberg nor Barclays makes any representation regarding the advisability of investing in them. The only relationship to the Adviser with respect to the VanEck Vectors ETFs is the licensing of certain trademarks and trade names of Bloomberg and Barclays and the BLOOMBERG BARCLAYS INDICES that are determined, composed and calculated by Bloomberg without regard to the Adviser or any investor in the VanEck Vectors ETFs.
Neither Bloomberg nor Barclays guarantee the timeliness, accuracy or completeness of any data or information relating to BLOOMBERG BARCLAYS INDICES or make any warranty, express or implied, as to the BLOOMBERG BARCLAYS INDICES or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to invest directly in an index. Back-tested performance is not actual performance. Past performance is not an indication of future results. To the maximum extent allowed by law, Bloomberg and its licensors, including Barclays, and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages - whether direct, indirect, consequential, incidental, punitive or otherwise - arising in connection with BLOOMBERG BARCLAYS INDICES or any data or values relating thereto - whether arising from their negligence or otherwise. Nothing in the BLOOMBERG BARCLAYS INDICES shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy,” “sell,” “hold” or enter into any other transaction involving a specific interest) by Bloomberg or its affiliates or licensors or a recommendation as to an investment or other strategy. Data and other information available via the BLOOMBERG BARCLAYS INDICES should not be considered as information sufficient upon which to base an investment decision. All information provided by the BLOOMBERG BARCLAYS INDICES is impersonal and not tailored to the needs of any specific person, entity or group of persons. Bloomberg and its affiliates express no opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind. In addition, Barclays is not the issuer or producer of the BLOOMBERG BARCLAYS INDICES and has no responsibilities, obligations or duties to investors in any products based on these indices. Investors in products based on the BLOOMBERG BARCLAYS INDICES do not enter into any relationship with Barclays and Barclays does not sponsor, endorse, sell or promote, and Barclays makes no representation regarding the advisability or use of, the BLOOMBERG BARCLAYS INDICES or any data included therein. Customers should consider obtaining independent advice before making any financial decisions.
The information contained herein regarding Wells Fargo® Hybrid and Preferred Securities Ex Financials Index (the “Preferred Securities Index”) was provided by Wells Fargo & Company (the “Wells Fargo”).
VanEck Vectors Preferred Securities ex Financials ETF is not issued, sponsored, endorsed or advised Wells Fargo. Wells Fargo makes no representation or warranty, express or implied, to the VanEck Vectors Preferred Securities ex Financials ETF’s investors or any member of the public regarding the advisability of investing in securities generally or in VanEck Vectors Preferred Securities ex Financials ETF particularly or the ability of any data supplied by Wells Fargo or the Preferred Securities Index to track financial instruments comprising the Preferred Securities Index or any trading market. Wells Fargo’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo or a third party index calculator, without regard to VanEck Vectors Preferred Securities ex Financials ETF or its shareholders. Wells Fargo has no obligation to take the needs of VanEck Vectors Preferred Securities ex Financials ETF or VanEck Vectors Preferred Securities ex Financials ETF’s shareholders into consideration when determining or composing the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of VanEck Vectors Preferred Securities ex Financials ETF.
WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX DATA OR OTHER INFORMATION OR DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER AND VANECK VECTORS PREFERRED SECURITIES EX FINANCIALS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE PREFERRED SECURITIES INDEX AND OTHER DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PREFERRED SECURITIES INDEX OR OTHER DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. NYSE ARCA IS NOT AFFILIATED WITH THE ADVISER OR WELLS FARGO AND DOES NOT APPROVE, ENDORSE, REVIEW OR RECOMMEND WELLS FARGO, VANECK OR VANECK VECTORS PREFERRED SECURITIES EX FINANCIALS ETF.
VanEck Vectors Preferred Securities ex Financials ETF is based on the Wells Fargo® Hybrid and Preferred Securities ex Financials Index and the values of such Wells Fargo® Hybrid and Preferred Securities ex Financials Index are derived from sources deemed reliable, but NYSE Arca and its suppliers do not guarantee the correctness or completeness of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index, its values or other information furnished in connection with the Wells Fargo® Hybrid and Preferred Securities ex Financials Index. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE PREFERRED SECURITIES INDEX, TRADING BASED ON THE PREFERRED SECURITIES INDEX, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF THE ADVISER’S PRODUCTS, OR FOR ANY OTHER USE. WELLS FARGO AND NYSE ARCA MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PREFERRED SECURITIES INDEX OR ANY DATA INCLUDED THEREIN.
The Adviser has entered into a licensing agreement with China Central Depository & Clearing Co., Ltd. (“CCDC”) to use the ChinaBond China High Quality Bond Index (the “CBON Index”). VanEck Vectors ChinaAMC China Bond ETF is entitled to use the CBON Index pursuant to a sub-licensing arrangement with the Adviser.
The CBON Index is compiled and calculated constructed and maintained by CCDC. All copyright in the CBON Index values and constituent list vests in CCDC, to which all index indicator data and all index constituent data shall belong.
The information contained herein regarding the S&P Green Bond U.S. Dollar Select Index was provided by S&P Dow Jones Indices LLC (the “Green Bond Index”). The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.
The Adviser has entered into a licensing agreement with S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) to use the Green Bond Index. VanEck Vectors Green Bond ETF is entitled to use the Green Bond Index pursuant to a sub-licensing arrangement with the Adviser.
The Green Bond Index is a product of SPDJI and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by the Adviser. The VanEck Vectors Green Bond ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the VanEck Vectors Green Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the VanEck Vectors Green Bond ETF particularly or the ability of the Green Bond Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Green Bond Index is the licensing of the Green Bond Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Green Bond Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the VanEck Vectors Green Bond ETF. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of the VanEck Vectors Green Bond ETF into consideration in determining, composing or calculating the S&P Green Bond U.S. Dollar Select Index. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of the VanEck Vectors Green Bond ETF or the timing of the issuance or sale of the VanEck Vectors Green Bond ETF or in the determination or calculation of the equation by which the VanEck Vectors Green Bond ETF is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the VanEck Vectors Green Bond ETF. There is no assurance that investment products based on the Green Bond Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
The information contained herein regarding the Ned Davis Research CMG US Large Cap Long/Flat Index was provided by Ned Davis Research, Inc. (“NDR”).
“Ned Davis Research CMG US Large Cap Long/Flat Index,” “Ned Davis Research,” “Ned Davis,” and “NDR” are trademarks of NDR, and “CMG” and “CMG Capital Management Group” are trademarks of CMG Capital Management Group, Inc. (“CMG”). These trademarks have been licensed for use for certain purposes by Van Eck Associates Corporation. VanEck Vectors® Long/Flat Trend ETF is based on Ned Davis Research CMG US Large Cap Long/Flat Index (the "NDR CMG Index") and is not issued, sponsored, endorsed, sold, promoted or advised by Ned Davis Research, Inc., CMG Capital Management Group, or their affiliates. Ned Davis Research, Inc. and CMG Capital Management Group make no representation or warranty, expressed or implied, regarding whether VanEck Vectors® Long/Flat Trend ETF is suitable for investors generally or the advisability of trading in such product. Ned Davis Research, Inc. and CMG Capital Management Group do not guarantee that the NDR CMG Index referenced by the VanEck Vectors® Long/Flat Trend ETF has been accurately calculated or that the NDR CMG Index appropriately represents a particular investment strategy. The NDR CMG Index is heavily dependent on quantitative models and data from one or more third parties, and there is no guarantee that these models will perform as expected. While the NDR CMG Index is designed to reduce risk from adverse market conditions, there is a risk that actual performance could be worse than a buy-and-hold strategy. Ned Davis Research, Inc., CMG Capital Management Group, and their affiliates shall not have any liability for any error in the NDR CMG Index calculation or for any infirmity in the VanEck Vectors® Long/Flat Trend ETF.
NEITHER NDR NOR CMG GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN AND NEITHER NDR NOR CMG SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NDR AND CMG MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VANECK VECTORS® LONG/FLAT TREND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN. NDR AND CMG MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NDR OR CMG HAVE ANY LIABILITY, JOINTLY OR SEVERALLY, FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Ned Davis Research CMG US Large Cap Long/Flat Index (the “NDR CMG Index”) is the property of Ned Davis Research, Inc.(“NDR”), which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the NDR CMG Index. The NDR CMG Index is not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third party licensors, including Standard & Poor’s Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Ned Davis Research, Inc. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.
The VanEck Vectors Long/Flat Trend ETF based on the NDR CMG Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the VanEck Vectors Long/Flat Trend ETF or any member of the public regarding the advisability of investing in securities generally or in the NDR CMG Index or the VanEck Vectors Long/Flat Trend ETF particularly or the ability of the NDR CMG Index or the VanEck Vectors Long/Flat Trend ETF to track general market performance. S&P Dow Jones Indices’ only relationship to Ned Davis Research, Inc. with respect to the NDR CMG Index is the licensing of the S&P 500 Index, certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services on behalf of Ned Davis Research, Inc. related to the NDR CMG Index without regard to Ned Davis

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APPENDIX A
VANECK PROXY VOTING POLICIES
VanEck (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.
Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.
An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.
The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.
Resolving Material Conflicts of Interest
When a material conflict of interest exists, proxies will be voted in the following manner:
1.Strict adherence to the Glass Lewis guidelines, or
2.The potential conflict will be disclosed to the client:
a. with a request that the client vote the proxy,
b. with a recommendation that the client engage another party to determine how the proxy should be voted or
c. if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.
Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.
A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.
Client Inquiries
All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.
Disclosure to Clients
1.Notification of Availability of Information
a. Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.
2.Availability of Proxy Voting Information
a. At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.
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Recordkeeping Requirements
1.VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
a. proxy statements received;
b. identifying number for the portfolio security;
c. shareholder meeting date;
d. brief identification of the matter voted on;
e. whether the vote was cast on the matter;
f. how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g. records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h. a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.
2.Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.
3.If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.
4.Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.
Voting Foreign Proxies
At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.
Securities Lending
Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.
Proxy Voting Policy
The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.
While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.
The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.
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U.S. PROXY PAPER POLICY GUIDELINES SUMMARY

JANUARY 1, 2020

GLASS LEWIS

Summary of Changes for the 2020 U.S. Proxy Paper Guidelines
Following is a summary of the significant changes to the 2020 U.S. Proxy Paper Policy Guidelines:
KEY COMMITTEE PERFORMANCE: In the Board Composition section below, we have expanded the list of reasons we may recommend voting against director nominees based on key committee performance. While we typically recommend voting in favor of the election of independent directors, we will recommend voting against directors for the following additional reasons:
•Audit fees not disclosed – We will generally recommend voting against the chair of the audit committee where fees paid to the company’s external auditor in the past year are not disclosed.
•Director attendance records not disclosed – We will generally recommend voting against the governance committee chair where a company does not disclose the directors’ attendance records for board and committee meetings in the past year, or where disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.
•Excluded shareholder proposals – We will generally recommend voting against the governance committee members where a company omits a shareholder proposal without receiving explicit guidance from the SEC stating that it concurs with the company’s argument that a proposal should be excluded, or where there is no publicly-available disclosure that permission was given verbally to the company by the SEC.
•Insufficient response to say-on-pay disapproval – We will generally recommend voting against the compensation committee members where a company fails to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. In cases where the say-on-pay proposal received between 20-50% shareholder opposition in the previous year and concerns regarding the company’s executive compensation practices are ongoing, we will consider recommending voting against the chair or members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.
•Frequency of say-on-pay – We will generally recommend voting against the compensation committee members where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.

INTRODUCTION
These guidelines provide a general, high-level overview of the Glass Lewis approach to proxy advice in the United States. For more detailed information on the implementation of the policy approach described below, please refer to the Glass Lewis United States policy guidelines.

I. ELECTION OF DIRECTORS
Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse skills and backgrounds, are refreshed periodically to ensure an appropriate mix of director tenures, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.
We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chair of the board who acts as an employee of the company or is paid as an employee of the company.
Although we typically recommend voting in favor of the election of independent directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:
•A director who attends less than 75% of the board and applicable committee meetings.
•A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
•A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.
•An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.
•The audit committee chair where fees paid to the company’s external auditor in the past year are not disclosed.
•The governance committee or chair where a company amends the bylaws or other company governing documents to eliminate or decrease important shareholder rights.
•The governance committee chair where a company does not disclose the directors’ attendance records for board and committee meetings in the past year, or where disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.

•The governance committee or chair where a company does not adequately respond to a majority shareholder vote in favor of a shareholder proposal or submits an alternate management proposal in lieu of a shareholder proposal if the management proposal is materially different from the shareholder proposal.
•The governance committee members where a company omits a shareholder proposal without receiving explicit guidance from the SEC stating that it concurs with the company’s argument that a proposal should be excluded, or where there is no publicly-available disclosure that permission was given verbally to the company by the SEC.
•The compensation committee members where a company fails to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. In cases where the say-on-pay proposal received between 20-50% shareholder opposition in the previous year and concerns regarding the company’s executive compensation practices are ongoing, we will consider recommending voting against the chair or members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.
•The compensation committee members where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.
We also believe that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
•CFO who presently sits on the board.
•Director who presently sits on an excessive number of boards. Glass Lewis will generally recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than two public boards and any other director who serves on a total of more than five public company boards. When making this determination, we will also consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.
•Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•Director with an interlocking directorship.
Board Committee Composition
All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.
Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. In our view, a director’s experience can be an asset to shareholders because of the complex, critical issues that boards face. When necessary, shareholders can address concerns regarding proper board composition through director elections.
Board Diversity
Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the board lacks representation of diverse director candidates, including those boards which have no female directors.
Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. When making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members. Such rationale may include, but is not limited to, a disclosed timetable for addressing the lack of diversity on the board and any notable restrictions in place regarding the board’s composition, such as director nomination agreements with significant investors.
Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately.
As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.
Review of the Compensation Discussion and Analysis Report
We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.
Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending that shareholders vote against the chair of the board on that basis.
Environmental and Social Risk Oversight
Glass Lewis views environmental and social considerations as integral components of a company’s overall risk profile. We believe that boards should ensure management conducts a complete risk analysis of company operations, including those that have environmental and social implications. Directors should monitor management’s performance in mitigating companies’ environmental and social risks in order to eliminate or minimize the risks to a company and its shareholders. Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to address a material environmental or social issue that has or could negatively impact shareholder value, we will recommend shareholders vote against directors responsible for risk oversight, either a dedicated risk committee or, in the absence of one, the audit committee.
Separation of the roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chair of the board and CEO, whenever that question is posed in a proxy.
In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.
Majority Voting for the Election of Directors
Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Governance Following an IPO or Spin-Off
We believe companies that recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards, and we generally refrain from making voting recommendation on the basis of governance standards (e.g., board independence, committee membership, meeting attendance) during the one-year period following an IPO.
However, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. When shareholder rights are severely restricted, we will consider recommending against members of the board who served when the provisions are adopted. In conducting this evaluation, Glass Lewis will consider:
•The adoption of anti-takeover provisions such as a poison pill or classified board;
•Supermajority vote requirements to amend governing documents;
•The presence of exclusive forum or fee-shifting provisions;
•Whether shareholders can call special meetings or act by written consent;
•The voting standard provided for the election of directors;
•The ability of shareholders to remove directors without cause;
•The presence of evergreen provisions in the Company’s equity compensation arrangements; and
•The presence of a dual-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:
1.We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.
2.We recommend voting against the chair of the nominating committee at an investment company if the chair and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.
II. FINANCIAL REPORTING
Auditor Ratification
We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:
•When audit fees added to audit-related fees total less than one-half of total fees.
•When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in financial statements.
•When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor’s effectiveness.
Auditor Rotation
We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
Pension Accounting Issues
Certain proposals may raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

III. COMPENSATION
Equity Based Compensation Plans
Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.
We evaluate option plans based on certain overarching principles:
•Companies should seek additional shares only when needed.
•The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).
•If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
•Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited.
•Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
•The expected annual cost of the plan should be proportional to the value of the business.
•The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
•Plans should not permit re-pricing of stock options.
•Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.
•Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.
•Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Option Exchanges
Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:
•Officers and board members do not participate in the program.
•The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.
•The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.
•Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.
Performance Based Options
We generally recommend that shareholders vote in favor of performance-based option requirements. We believe that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.
Linking Pay with Performance
Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and to that of the company’s peers and will recommend voting against the election of compensation committee members at companies with a pattern of failing our pay-for-performance analysis.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non-performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Advisory Votes on Compensation
We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers.
Advisory Votes on Compensation Frequency
We believe companies should submit say-on-pay votes to shareholders every year and therefore will generally support annual votes on compensation absent a compelling reason. We believe annual say-on-pay votes encourage beneficial board and shareholder dialogue on compensation and that the relatively minor additional financial burdens on a company with regard to an annual vote are outweighed by the benefits to shareholders of more frequent accountability.
Additionally, in cases where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders, we will recommend voting against all members of the compensation committee.
Limits on Executive Compensation
Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.
Limits on Executive Stock Options
We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.
Hedging of Stock
Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.
CEO Pay Ratio
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.

IV. GOVERNANCE STRUCTURE
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.
We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.
In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause. However, when a board adopts a poison pill without shareholder approval, we will vote against the entire board.
Right of Shareholders to Call a Special Meeting
We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 10-15% of the shareholders requesting such a meeting.
Shareholder Action by Written Consent
We are generally supportive of the right for shareholders to act by written consent. However, we believe that special meetings are preferable to action by written consent, as special meetings provide more protection for minority shareholders and better ensure that management is able to respond to the concerns raised by shareholders. Accordingly, in instances where companies have established other means for shareholders to influence a company’s proxy or act outside the annual meeting cycle, Glass Lewis may consider recommending against shareholder proposals requesting that companies adopt a right for shareholders to act by written consent. Specifically, if a company has adopted a special meeting right of 15% or below and has adopted reasonable proxy access provisions, Glass Lewis will generally recommend that shareholders vote against shareholder proposals asking companies to amend their bylaws to provide shareholders with the right to action by written consent.
Authorized Shares
Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:
1.Stock split
2.Shareholder defenses
3.Financing for acquisitions
4.Financing for operations
Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.
Voting Structure
Cumulative Voting
Glass Lewis will vote for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors, in which case, we will vote against. However, Glass Lewis will vote support the use of cumulative voting in contested elections. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Dual-Class Share Structures
Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.
We generally consider a dual-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.
Access to the Proxy
Glass Lewis supports the ability of shareholders to nominate directors to company boards. However, to prevent abuse of this right, we believe shareholders seeking to nominate a director should meet minimum ownership thresholds and holding periods. Therefore, we will generally support reasonable, well-crafted proposals to allow shareholders access to the management proxy but, in formulating our recommendation, we will examine the proposed percentage ownership threshold, the minimum ownership period requirement and the number or percentage of board seats subject to nomination under this authority. We will also analyze the performance of the company and the board, the adoption of other means for shareholders to effect change such as through the ability to call a special meeting and the responsiveness of the board to shareholders. When there are conflicting management and shareholder proposals to adopt proxy access, we will review the differences of the proposals’ terms, and generally support the proposal with terms more friendly to shareholders.
Virtual Shareholder Meetings
A small but growing number of companies have elected to hold shareholder meetings by virtual means only. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation to shareholders who are unable to attend a shareholder meeting in person (i.e., a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.
When analyzing the governance profile of companies that choose to hold virtual-only shareholder meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, or on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.
Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
Shareholder Proposals
Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.
For more detailed information on our approach to shareholder proposals, please see Glass Lewis’ Shareholder Initiatives Guidelines.

V. ENVIRONMENTAL AND SOCIAL RISK
Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of such proposal where the company has failed to or inadequately addressed the issue.
We strongly feel that shareholders should not attempt to micromanage the company, its business or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable through the election of directors.
To this end, we examine the circumstances at each company on a case-by-case basis. We thoroughly research each firm, using publicly available information, such as annual reports, sustainability reports, companies’ websites, NGO websites, and news sources. When we identify situations where shareholder value may be at risk, we will note our concerns in the relevant section of the Proxy Paper analysis as well as in any applicable shareholder proposals. Though relatively rare, should a shareholder proposal seek action on a specific ESG issue, Glass Lewis will recommend voting in favor of such a proposal when we believe its implementation will enhance or protect shareholder value. We will also recommend voting in favor of a proposal if we believe supporting such proposal will promote disclosure of significant risk exposure.
In egregious cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against the reelection of certain directors.

INTERNATIONAL PROXY PAPER POLICY GUIDELINES

JANUARY 1, 2020

GLASS LEWIS

SUMMARY OF CHANGES FOR THE 2020 INTERNATIONAL PROXY PAPER GUIDELINES

Following is a summary of the significant changes to the 2020 International Proxy Paper Policy Guidelines:

MARKET-SPECIFIC CONTEXT: We have added a clarification that these guidelines represent a summary of our global policy approach. For information on the detailed implementation of our general policies described in this document, please refer to the publicly available Glass Lewis policy guidelines for the relevant country.

BOARD INDEPENDENCE: We have clarified that we generally consider a director representing a shareholder who owns more than 10% of a company’s issued share capital to be affiliated, except where local regulations or best practice set a different ownership threshold.

SLATE BOARD ELECTIONS: We have clarified that we typically recommend voting against the entire slate of directors when the board proposes to elect directors as a slate and we have concerns regarding the independence of the board or any of its key committees.

SEPARATION OF CHAIR AND CEO: We have updated our policy to reflect that we may recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.

SHARE ISSUES: We have updated our policy to reflect that in general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is equal to or less than the current issued share capital. In some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which we analyze on a case-by-case basis. Further, this policy applies to proposals to increase authorized capital where such proposals authorize the issue of new shares without requiring further shareholder approval.

PERFORMANCE PERIOD: We have updated our policy to state that we will generally recommend voting against say-on-pay proposals where reliance on short-term (i.e. less than two-year) performance targets is excessive.

CLAWBACK PROVISIONS: We have clarified that we do not usually recommend voting against a say-on-pay proposal solely on the basis of the absence of a clawback provision. However, we generally view clawback or malus as best practice provisions and their absence may be a contributing factor to a negative recommendation.

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INTRODUCTION

These guidelines provide a general overview of the Glass Lewis approach to proxy advice globally. Glass Lewis publishes separate, detailed policy guidelines for all major global markets, which are publicly available on the Glass Lewis website. Glass Lewis policies are largely based on the regulations, listing rules, codes of best practice and other relevant standards set in each country. While these guidelines provide a high-level overview of our general policy approach, implementation varies in accordance with relevant requirements or best practices in each market. For detailed information on the implementation of the policy approach described below, refer to the Glass Lewis policy guidelines for the relevant country.

I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

Where the company does not disclose the names or backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence, performance or skills we will consider recommending voting against or abstaining from voting on the directors’ election.

We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

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In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls, directly or indirectly, 10% or more of the company’s voting stock (except where local regulations or best practice set a different threshold).

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of independent directors, we will recommend voting against directors for the following reasons:
•A director who attends less than 75% of the board and applicable committee meetings.
•A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
•Director who presently sits on an excessive number of boards.
•Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•Director with an interlocking directorship.

Slate Elections
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If we have concerns about the independence of the board or any of its key committees, significant concerns regarding the background or experience of one or more of the nominees, or any other board-related concerns in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

Board Committee Composition
We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the

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company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize a lack of refreshment can contribute to a lack of board responsiveness to poor company performance. We may consider recommending voting against directors with a lengthy tenure (e.g. over 12 years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and we find no evidence of board refreshment.

Board Diversity
Glass Lewis values the importance of board diversity, believing there are a number of benefits from having individuals with a variety of backgrounds serving on boards.. We consider the diversity of backgrounds, skills and experience of directors when evaluating board diversity. If a board has failed to address material concerns regarding the mix of skills and experience of the non-executive directors or when it fails to meet legal requirements or the best practice standard prevalent in the market for gender quotas and has not disclosed any cogent explanation or plan regarding its approach to board diversity, we will consider recommending voting against the chair of the nominating committee.

Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.

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Separation of the Roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.

We may recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.

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II. FINANCIAL REPORTING

Accounts and Reports
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividends)
In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees
We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised. However, we generally recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:
•When audit fees added to audit-related fees total less than one-half of total fees.
•When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in financial statements.
•When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
•Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor's effectiveness

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III. COMPENSATION

Compensation Report/Compensation Policy
We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:
•Gross disconnect between pay and performance;
•Performance goals and metrics are inappropriate or insufficiently challenging;
•Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;
•Excessive weighting of short-term (e.g., generally less than three year) performance measurement in incentive plans;
•Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;
•Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;
•Guaranteed bonuses are established;
•Egregious or excessive bonuses, equity awards or severance payments;
•Excessive increases (e.g. over 10%) in fixed payments such as salary or pension entitlements that are not adequately justified

In addition, we look for the presence of other structural safeguards, such as clawback and malus policies for incentive plans. The absence of such safeguards may contribute to a negative recommendation.

Long-Term Incentive Plans
Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees. In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

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Performance-Based Equity Compensation
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment). Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets.

We generally recommend that shareholders vote in favor of performance-based option requirements. There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

Director Compensation
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors
We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

Limits on Executive Compensation
As a general rule, Glass Lewis believes that shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as an appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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IV. GOVERNANCE STRUCTURE

Amendments to the Articles of Association
We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Anti-Takeover Measures

Dual-Class Share Structures
Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.

We generally consider a dual-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.

Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Increase in Authorized Shares
Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we believe that
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having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, we apply the policy described below on the issuance of shares.

Issuance of Shares
Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to authorize the board to issue shares (with pre-emption rights) when the requested increase is equal to or less than the current issued share capital. This authority should generally not exceed five years. In accordance with differing market best practice, in some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which we analyze on a case-by-case basis.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares
We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

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V. ENVIRONMENTAL AND SOCIAL RISK

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of such proposal where the company has failed to or inadequately addressed the issue.
We strongly feel that shareholders should not attempt to micromanage the company, its business or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable through the election of directors.

To this end, we examine the circumstances at each company on a case-by-case basis. We thoroughly research each firm, using publicly available information, such as annual reports, sustainability reports, companies’ websites, NGO websites, and news sources. When we identify situations where shareholder value may be at risk, we will note our concerns in the relevant section of the Proxy Paper analysis as well as in any applicable shareholder proposals. Though relatively rare, should a shareholder proposal seek action on a specific ESG issue, Glass Lewis will recommend voting in favor of such a proposal when we believe its implementation will enhance or protect shareholder value. We will also recommend voting in favor of a proposal if we believe supporting such proposal will promote disclosure of significant risk exposure.

In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

11

PART C: OTHER INFORMATION

Item 28.	Exhibits:

(a)	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 2,287, filed with the Securities and Exchange Commission (“SEC”) on April 25, 2016.
(b)	Amended and Restated Bylaws of the Trust, incorporated by reference to Post-Effective Amendment No. 2,287, filed with the SEC on April 25, 2016.
(c)	Not applicable.
(d)(1)
Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to VanEck Vectors—Gold Miners ETF), incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.

(d)(2)
Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all non-unitary fee portfolios except for VanEck Vectors—Gold Miners ETF), incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on October 6, 2006.

(d)(3)
Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all unitary fee portfolios), incorporated by reference to Post-Effective Amendment No. 174, filed with the SEC on August 27, 2010.

(d)(4)	Not applicable.
(d)(5)
Form of Amended and Restated Sub-Investment Advisory Agreement between China Asset Management (Hong Kong) Limited and Van Eck Associates Corporation, incorporated by reference to Post-Effective Amendment No. 2,457, filed with the SEC on January 26, 2017.

(d)(6)	Not applicable.
(d)(7)	Not applicable.
(d)(8)
Form of Investment Management Agreement between the Trust and Van Eck Absolute Return Advisers Corporation (with respect to VanEck Vectors Dynamic Put Write ETF and VanEck Vectors Long/Flat Commodity ETF), incorporated by reference to Post-Effective Amendment No. 2,457, filed with the SEC on January 26, 2017.

(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation, incorporated by reference to Pre-Effective Amendment No. 4, filed with the SEC on May 11, 2006.
(e)(2)	Form of Participant Agreement, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.
(f)	Not applicable.
(g)	Form of Custody Agreement between the Trust and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.
(h)(1)	Form of Administration Agreement between the Trust and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.
(h)(2)
Form of Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.

(h)(3)	Form of Sublicense Agreement between the Trust and the Van Eck Associates Corporation, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.
(i)(1)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Environmental Services ETF (f/k/a Market Vectors—Environmental Services ETF), VanEck Vectors Gold Miners ETF (f/k/a Market Vectors—Gold Miners ETF) and VanEck Vectors Steel ETF (f/k/a Market Vectors—Steel ETF)), incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on October 6, 2006.

(i)(2)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Low Carbon Energy ETF (f/k/a VanEck Vectors Global Alternative Energy ETF and Market Vectors—Global Alternative Energy ETF) and VanEck Vectors Russia ETF (f/k/a Market Vectors—Russia ETF)), incorporated by reference to Post-Effective Amendment No. 5, filed with the SEC on April 9, 2007.

(i)(3)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Agribusiness ETF (f/k/a Market Vectors—Agribusiness ETF) and VanEck Vectors Uranium+Nuclear Energy ETF (f/k/a Market Vectors—Nuclear Energy ETF)), incorporated by reference to Post-Effective Amendment No. 9, filed with the SEC on July 30, 2007.

(i)(4)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors AMT-Free Intermediate Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Intermediate Municipal ETF), VanEck Vectors AMT-Free Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Long Municipal ETF), VanEck Vectors AMT-Free Short Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Short Municipal ETF), VanEck Vectors High-Yield Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers High Yield Municipal ETF), VanEck Vectors California Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free California Long Municipal ETF) and VanEck Vectors New York Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free New York Long Municipal ETF)), incorporated by reference to Post-Effective Amendment No. 14 filed with the SEC on November 2, 2007.

(i)(5)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Coal ETF (f/k/a Market Vectors—Coal ETF) and VanEck Vectors Gaming ETF (f/k/a Market Vectors—Gaming ETF)), incorporated by reference to Post-Effective Amendment No. 17, filed with the SEC on December 31, 2007.

(i)(6)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Massachusetts Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Massachussets Municipal Index ETF), VanEck Vectors New Jersey Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF), VanEck Vectors Ohio Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF), VanEck Vectors Pennsylvania Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF)), incorporated by reference to Post-Effective Amendment No. 21, filed with the SEC on February 15, 2008.

(i)(7)
Opinion of Clifford Chance US LLP (with respect to VanEck Vector Natural Resources ETF (f/k/a Market Vectors—RVE Hard Assets Producers ETF and Market Vectors—Hard Assets Producers ETF) and VanEck Vectors Solar Energy ETF (f/k/a Market Vectors—Solar Energy ETF), incorporated by reference to Post-Effective Amendment No. 23, filed with the SEC on April 21, 2008.

(i)(8)
Opinion and Consent of Clifford Chance US LLP with respect to VanEck Vectors Africa Index ETF (f/k/a Market Vectors—Africa ETF), VanEck Vectors Emerging Europe ex-Russia ETF (f/k/a Market Vectors—Emerging Eurasia Index ETF), VanEck Vectors Global Frontier Index ETF (f/ka/ Market Vectors—Global Frontier ETF Index and VanEck Vectors Gulf States Index ETF (f/k/a Market Vectors—Gulf States Index ETF)), incorporated by reference to Post-Effective Amendment No. 26, filed with SEC on July 8, 2008.

(i)(9)
Consent of Clifford Chance US LLP (with respect to VanEck Vectors High-Yield Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers High Yield Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 27, filed with the SEC on August 8, 2008.

(i)(10)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Indonesia Index ETF (f/k/a Market Vectors Indonesia Index ETF)), incorporated by reference to Post-Effective Amendment No. 34, filed with the SEC on November 25, 2008.

(i)(11)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Vietnam ETF (f/k/a Market Vectors Vietnam ETF)), incorporated by reference to Post-Effective Amendment No. 35, filed with the SEC on December 23, 2008.

(i)(12)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Pre-Refunded Municipal Index ETF (f/k/a Market Vectors Pre-Refunded Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 36, filed with the SEC on January 28, 2009.

(i)(13)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Egypt Index ETF (f/k/a Market Vectors Egypt Index ETF)), incorporated by reference to Post-Effective Amendment No. 111, filed with the SEC on February 16, 2010.

(i)(14)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC CSI 300 ETF (f/k/a Market Vectors China ETF)), incorporated by reference to Post-Effective Amendment No. 79, filed with the SEC on September 4, 2009.

(i)(15)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Brazil Small-Cap ETF (f/k/a Market Vectors Brazil Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 49, filed with the SEC on May 8, 2009.

(i)(16)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Junior Gold Miners ETF (f/k/a Market Vectors Junior Gold Miners ETF)), incorporated by reference to Post-Effective Amendment No. 93, filed with the SEC on November 9, 2009.

(i)(17)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Poland ETF (f/k/a Market Vectors Poland ETF)), incorporated by reference to Post-Effective Amendment No. 97, filed with the SEC on November 20, 2009.

(i)(18)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors India Small-Cap Index ETF (f/k/a Market Vectors India Small-Cap Index ETF)), incorporated by reference to Post-Effective Amendment No. 129, filed with the SEC on April 5, 2010.

(i)(19)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (f/k/a Market Vectors Emerging Markets Local Currency Bond ETF)), incorporated by reference to Post-Effective Amendment No. 153, filed with the SEC on June 28, 2010.

(i)(20)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Investment Grade Floating Rate ETF (f/k/a Market Vectors Investment Grade Floating Rate Bond ETF)), incorporated by reference to Post-Effective Amendment No. 154, filed with the SEC on June 28, 2010.

(i)(21)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Rare Earth/Strategic Metals ETF (f/k/a Market Vectors Rare Earth/Strategic Metals ETF)), incorporated by reference to Post-Effective Amendment No. 203, filed with the SEC on October 22, 2010.

(i)(22)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Emerging Markets Aggregate Bond ETF (f/k/a Market Vectors LatAm Aggregate Bond ETF)), incorporated by reference to Post-Effective Amendment No. 358, filed with the SEC on May 10, 2011.

(i)(23)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Russia Small-Cap ETF (f/k/a Market Vectors Russia Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 312, filed with the SEC on April 1, 2011.

(i)(24)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors CEF Municipal Income ETF (f/k/a Market Vectors CEF Municipal Income ETF)), incorporated by reference to Post-Effective Amendment No. 395, filed with the SEC on July 7, 2011.

(i)(25)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Mortgage REIT Income ETF (f/k/a Market Vectors Mortgage REIT Income ETF)), incorporated by reference to Post-Effective Amendment No. 431, filed with the SEC on August 15, 2011.

(i)(26)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors International High Yield Bond ETF (f/k/a Market Vectors International High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 646, filed with the SEC on March 29, 2012.

(i)(27)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors BDC Income ETF (f/k/a Market Vectors BDC Income ETF)), incorporated by reference to Post-Effective Amendment No. 995, filed with the SEC on February 7, 2013.

(i)(28)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Biotech ETF (f/k/a Market Vectors Biotech ETF), VanEck Vectors Oil Services ETF (f/k/a Market Vectors Oil Services ETF), VanEck Vectors Pharmaceutical ETF (f/k/a Market Vectors Pharmaceutical ETF), VanEck Vectors Retail ETF (f/k/a Market Vectors Retail ETF) and VanEck Vectors Semiconductor ETF (f/k/a Market Vectors Semiconductor ETF)), incorporated by reference to Post-Effective Amendment No. 505, filed with the SEC on October 31, 2011.

(i)(29)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Indonesia Small-Cap ETF (f/k/a Market Vectors Indonesia Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 639, filed with the SEC on March 14, 2012.

(i)(30)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Unconventional Oil & Gas ETF (f/k/a Market Vectors Unconventional Oil & Gas ETF)), incorporated by reference to Post-Effective Amendment No. 598, filed with the SEC on February 8, 2012.

(i)(31)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Wide Moat ETF (f/k/a Market Vectors Morningstar Wide Moat Research ETF)), incorporated by reference to Post-Effective Amendment No. 674, filed with the SEC on April 13, 2012.

(i)(32)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Emerging Markets High Yield Bond ETF (f/k/a Market Vectors Emerging Markets High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 654, filed with the SEC on April 3, 2012.

(i)(33)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Fallen Angel High Yield Bond ETF (f/k/a Market Vectors Fallen Angel Bond ETF)), incorporated by reference to Post-Effective Amendment No. 653, filed with the SEC on April 3, 2012.

(i)(34)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Preferred Securities ex Financials ETF (f/k/a Market Vectors Preferred Securities ex Financials ETF)), incorporated by reference to Post-Effective Amendment No. 765, filed with the SEC on July 5, 2012.

(i)(35)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Saudi Arabia ETF (f/k/a Market Vectors Saudi Arabia ETF)), incorporated by reference to Post-Effective Amendment No. 1,938, filed with the SEC on June 22, 2015.

(i)(36)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Short High-Yield Municipal Index ETF (f/k/a Market Vectors Short High-Yield Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 1,341, filed with the SEC on December 20, 2013.

(i)(37)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Treasury-Hedged High Yield Bond ETF (f/k/a Market Vectors Treasury-Hedged High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 994, filed with the SEC on February 5, 2013.

(i)(38)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Israel ETF (f/k/a Market Vectors Israel ETF)), incorporated by reference to Post-Effective Amendment No. 1,151, filed with the SEC on June 24, 2013.

(i)(39)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC SME-ChiNext ETF (f/k/a Market Vectors ChinaAMC SME-ChiNext ETF)), incorporated by reference to Post-Effective Amendment No. 1,502, filed with the SEC on May 16, 2014.

(i)(40)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC China Bond ETF (f/k/a Market Vectors ChinaAMC China Bond ETF)), incorporated by reference to Post-Effective Amendment No. 1,701, filed with the SEC on November 7, 2014.

(i)(41)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar International Moat ETF (f/k/a Market Vectors Morningstar International Moat ETF)), incorporated by reference to Post-Effective Amendment No. 1,957, filed with the SEC on July 9, 2015.

(i)(42)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Oil Refiners ETF (f/k/a Market Vectors Oil Refiners ETF)), incorporated by reference to Post-Effective Amendment No. 1,998, filed with the SEC on August 14, 2015.

(i)(43)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Energy Income ETF (f/k/a VanEck Vectors High Income MLP ETF and Market Vectors High Income MLP ETF), incorporated by reference to Post-Effective Amendment No. 2,131, filed with the SEC on December 10, 2015.

(i)(44)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Dynamic Put Write ETF), incorporated by reference to Post-Effective Amendment No. 2,521, filed with the SEC on May 1, 2017.
(i)(45)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Generic Drugs ETF (f/k/a Market Vectors Generic Drugs ETF)), incorporated by reference to Post-Effective Amendment No. 2,115, filed with the SEC on November 23, 2015.

(i)(46)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 8-12 Year Municipal Index ETF and VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF), incorporated by reference to Post-Effective Amendment No. 2,370, filed with the SEC on August 5, 2016.

(i)(47)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Long/Flat Commodity ETF), incorporated by reference to Post-Effective Amendment No. 2,322, filed with the SEC on May 31, 2016.
(i)(48)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors NDR CMG Long/Flat Allocation ETF (f/k/a VanEck Vectors Long/Flat US Equity ETF)), incorporated by reference to Post-Effective Amendment No. 2,574, filed with the SEC on September 27, 2017.

(i)(49)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Green Bond ETF), incorporated by reference to Post-Effective Amendment No. 2,479, filed with the SEC on February 28, 2017.
(i)(50)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Real Asset Allocation ETF), incorporated by reference to Post-Effective Amendment No. 2,598, filed with the SEC on March 9, 2018.
(i)(51)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Video Gaming and eSports ETF), incorporated by reference to Post-Effective Amendment No. 2,616, filed with the SEC on August 31, 2018.

(i)(52)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Global Wide Moat ETF), incorporated by reference to Post-Effective Amendment No. 2,626, filed with the SEC on October 24, 2018.

(i)(53)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Durable Dividend ETF (f/k/a VanEck Vectors Morningstar High Dividend ETF)), incorporated by reference to Post-Effective Amendment No. 2,627, filed with the SEC on October 24, 2018.

(i)(54)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Municipal Allocation ETF), incorporated by reference to Post-Effective Amendment No. 2,644, filed with the SEC on May 14, 2019.
(i)(55)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Sustainable Muni ETF), to be filed by amendment.
(i)(56)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors IG Corporate ETF), to be filed by amendment.
(i)(57)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors BBB Corporate ETF), to be filed by amendment.
(i)(58)	Consent of Dechert LLP, filed herewith.
(j)	Consent of Ernst & Young LLP, filed herewith.
(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)(1)	Code of Ethics of VanEck Vectors ETF Trust, incorporated by reference to Post-Effective Amendment No. 2,648, filed with the SEC on September 6, 2019.
(p)(2)
Code of Ethics of Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corporation and Van Eck Securities Corporation, incorporated by reference to Post-Effective Amendment No. 2,664, filed with the SEC on April 28, 2020.

(q)(1)
Powers of Attorney for Messrs. John J. Crimmins, David H. Chow, R. Alastair Short, Peter J. Sidebottom, Richard D. Stamberger and Jan F. van Eck, incorporated by reference to Post-Effective Amendment No. 2,613, filed with the SEC on August 24, 2018.

(q)(2)	Power of Attorney for Ms. Laurie A. Hesslein, incorporated by reference to Post-Effective Amendment No. 2,650, filed with the SEC on September 20, 2019.

Item 29. Persons Controlled by or Under Common Control with Registrant
        None.
Item 30. Indemnification
Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, mediation, arbitration or proceeding, whether civil or criminal, in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (i) by the court or other body approving the settlement; (ii) by at least a majority of those Trustees who are neither interested parties of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry). For purposes of the determination or opinion referred to in (ii) and (iii) above, the majority of those Trustees who neither are interested persons of the Trust nor are parties to the matter or independent legal counsel, as the case may be, shall be entitled to rely on a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.
Item 31. Business and Other Connections of Investment Manager
See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.
Item 32. Principal Underwriters
(a) Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: each series of VanEck Funds and VanEck VIP Trust.
(b) The following is a list of the officers, directors and partners of Van Eck Securities Corporation:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Jan F. van Eck 666 Third Avenue New York, NY 10017	Director, President and Chief Executive Officer	President, Chief Executive Officer and Trustee
Bruce J. Smith 666 Third Avenue New York, NY 10017	Director	N/A
Jonathan R. Simon 666 Third Avenue New York, NY 10017	Director, Senior Vice President, General Counsel and Secretary	Senior Vice President, Chief Legal Officer and Secretary
Laura I. Martinez 666 Third Avenue New York, NY 10017	Vice President, Associate General Counsel and Assistant Secretary	Vice President and Assistant Secretary
Matthew A. Babinsky 666 Third Avenue New York, NY 10017	Assistant Vice President, Assistant General Counsel and Assistant Secretary	Assistant Vice President and Assistant Secretary
Brendan Gundersen 666 Third Avenue New York, NY 10017	Managing Director, Head of Institutional Sales	N/A
Richard Potocki 666 Third Avenue New York, NY 10017	Managing Director, Head of US Distribution	N/A
F. Michael Gozzillo 666 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer
Laura Hamilton 666 Third Avenue New York, NY 10017	Assistant Vice President	Vice President
Lee Rappaport 666 Third Avenue New York, NY 10017	Vice President, Chief Financial Officer, Treasurer and Operations Principal (FINOP)	N/A
Matthew Bartlett 666 Third Avenue New York, NY 10017	Manager, Internal Sales Desk	N/A
Kristen Capuano 666 Third Avenue New York, NY 10017	Managing Director, Head of Marketing and Product Strategy	N/A

Item 33. Location of Accounts and Records

        The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Custodian and Transfer Agent, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 and the Registrant’s prior Custodian and Transfer Agent, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286. All other records so required to be maintained will be maintained at the offices of Van Eck Associates Corporation/Van Eck Absolute Return Advisers Corporation/Van Eck Securities Corporation, 666 Third Avenue, Floor 9, New York, New York 10017.

Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 25th day of August, 2020.

VANECK VECTORS ETF TRUST

By:	/s/ Jonathan R. Simon
Name: Jonathan R. Simon
Title: Senior Vice President, Secretary and Chief Legal Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*	Trustee	August 25, 2020
David H. Chow

/s/ Laurie A. Hesslein*	Trustee	August 25, 2020
Laurie A. Hesslein

/s/ R. Alastair Short*	Trustee	August 25, 2020
R. Alastair Short

/s/ Peter J. Sidebottom*	Trustee	August 25, 2020
Peter J. Sidebottom

/s/ Richard D. Stamberger*	Trustee	August 25, 2020
Richard D. Stamberger

/s/ Jan F. van Eck*	President, Chief Executive Officer and Trustee	August 25, 2020
Jan F. van Eck

/s/ John J. Crimmins*	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	August 25, 2020
John J. Crimmins

*By:	/s/ Jonathan R. Simon
Jonathan R. Simon
Attorney-in-Fact
August 25, 2020

EXHIBIT INDEX
(i)(58)  Consent of Dechert LLP.
(j)  Consent of Ernst & Young LLP.